EXHIBIT 99.1
                                  $776,293,000
                                 Approximate(1)
                                 GSAMP 2005-HE1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

-----------------------------------------------------------------------------------------------------------------
                Approximate      Primary       Expected     Initial      Estimated     Principal      Expected
                 Principal      Collateral      Credit    Pass-Through   Avg. Life      Payment      S&P/ Moodys
Certificates   Balance(1) (4)     Group        Support      Rate (5)     (yrs) (2)   Window (2)(3)     Ratings
-----------------------------------------------------------------------------------------------------------------
A-1A            $188,794,000     Group I         20.85%   LIBOR + [ ]%        2.46   02/05 - 04/12     AAA/Aaa
A-1B             $47,198,000     Group I         20.85%   LIBOR + [ ]%        2.46   02/05 - 04/12     AAA/Aaa
A-2             $398,428,000     Group II        20.85%   LIBOR + [ ]%        2.46   02/05 - 04/12     AAA/Aaa
M-1              $54,906,000   Group I & II      14.00%   LIBOR + [ ]%        4.98   05/08 - 04/12     AA+/Aa2
M-2              $44,886,000   Group I & II       8.40%   LIBOR + [ ]%        4.92   03/08 - 04/12      A+/A2
M-3              $12,023,000   Group I & II       6.90%   LIBOR + [ ]%        4.89   03/08 - 04/12      A+/A3
B-1              $12,424,000   Group I & II       5.35%   LIBOR + [ ]%        4.89   03/08 - 04/12     A-/Baa1
B-2               $9,619,000   Group I & II       4.15%   LIBOR + [ ]%        4.88   02/08 - 04/12    BBB+/Baa2
B-3               $8,015,000   Group I & II       3.15%   LIBOR + [ ]%        4.87   02/08 - 04/12    BBB+/Baa3
Total           $776,293,000
-----------------------------------------------------------------------------------------------------------------

Not Offered Certificates

-----------------------------------------------------------------------------------------------------------------
B-4                $9,619,000   Group I & II       1.95%           6.00%     N/A           N/A            N/A
-----------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.
(2)         Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The Last Scheduled Distribution Date for the Principal Certificates is the Distribution Date in December 2034.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

Selected Mortgage Pool Data (6)

                                                ----------------------------------------------------------------------------------
                                                            Group I                         Group II
                                                ----------------------------------------------------------------------------------
                                                Adjustable Rate   Fixed Rate      Adjustable Rate     Fixed Rate      Aggregate
----------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                     $249,649,780    $50,767,205        $422,324,137    $84,875,778      $807,616,901
Number of Mortgage Loans:                               1,438            633               2,014          1,029             5,114
Avg. Scheduled Principal Balance:                    $173,609        $80,201            $209,694        $82,484          $157,923
Wtd. Avg. Gross Coupon:                                 7.375%         8.442%              7.357%         8.381%            7.539%
Wtd. Avg. Net Coupon(7):                                6.872%         7.939%              6.854%         7.878%            7.036%
Wtd. Avg. Original FICO Score:                            619            643                 619            638               622
Wtd. Avg. Combined Original LTV Ratio(8):               80.86%         85.00%              81.18%         83.68%            81.58%
Wtd. Avg. Std. Remaining Term (Mo.):                      357            329                 357            328               352
Wtd. Avg. Seasoning (Mo.):                                  3              3                   3              3                 3
Wtd. Avg. Months to Roll(9):                               25             NA                  25             NA                25
Wtd. Avg. Gross Margin(9):                               6.96%            NA                6.95%            NA              6.95%
Wtd. Avg. Initial Rate Cap(9):                           3.00%            NA                3.00%            NA              3.00%
Wtd. Avg. Periodic Rate Cap(9):                          1.24%            NA                1.25%            NA              1.25%
Wtd. Avg. Gross Max. Lifetime Rate(9):                  14.31%            NA               14.31             NA             14.31%
----------------------------------------------------------------------------------------------------------------------------------

(6) All percentages of mortgage loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(8) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.
(9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from Acoustic Home Loans, LLC ("Acoustic"), First NLC Financial Services, LLC ("First NLC") and Fremont Investment & Loan ("Fremont").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 1.95% and excess spread.

o The Acoustic mortgage loans will be serviced by Ocwen Federal Bank FSB ("Ocwen") and Chase Manhattan Mortgage Corporation ("Chase"). The First NLC mortgage loans will be serviced by Chase. The Fremont mortgage loans will be serviced by Countrywide Home Loans Servicing, LP ("Countrywide") and Ocwen.

o 46.26% of the Mortgage Loans will be serviced by Chase, 50.22% of the Mortgage Loans will be serviced by Countrywide and 3.52% of the Mortgage Loans will be serviced by Ocwen.

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE1" and on Bloomberg as "GSAMP 05-HE1".

o This transaction will contain three one-month LIBOR interest rate corridor agreements (the "A-1B Interest Rate Corridor", the "A-2 Interest Rate Corridor" and the "Junior Interest Rate Corridor"). The Class A-1B Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts on the Class A-1B Certificates. The Class A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts on the Class A-2 Certificates. The Junior Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M-1, Class M-2 and Class M-3, Class B-1, Class B-2 and Class B-3 Certificates. (See Appendix A for interest rate corridor details.)

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Selected Mortgage Pool Data by Originator (1)
---------------------------------------------

       ----------------------------------------------------------------------------------------------------------------
                                                              Acoustic             First NLC            Fremont
       ----------------------------------------------------------------------------------------------------------------
       Scheduled Principal Balance:                               $36,921,340         $351,020,089        $419,675,472
       % of Total Pool Scheduled Principal Balance:                     4.57%               43.46%              51.96%
       Number of Mortgage Loans:                                          213                2,434               2,467
       Average Scheduled Principal Balance:                          $173,340             $144,215            $170,116
       Weighted Average Gross Coupon:                                  7.401%               7.702%              7.414%
       Weighted Average FICO Score:                                       614                  626                 620
       % First Lien Loans:                                             96.51%               94.04%              94.29%
       Weighted Average Combined Original LTV Ratio(2):                81.44%               82.10%              81.16%
       Weighted Average Stated Remaining Term (months):                   351                  351                 353
       Weighted Average Seasoning (months):                                 3                    3                   3
       % Full Doc Loans:                                               50.28%               53.48%              68.92%
       % Purchase Loans:                                               43.49%               51.35%              47.54%
       % Primary Occupancy Loans:                                      94.39%               98.44%              93.04%
       % Single Family Loans:                                          76.78%               81.91%              83.41%
       State with highest representation:                       CA     57.20%          CA   36.39%         CA   31.28%
       % Adjustable Rate Loans:                                        91.92%               86.02%              80.08%
       % Fixed Rate Loans:                                              8.08%               13.98%              19.92%
       ----------------------------------------------------------------------------------------------------------------

      (1)   All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.
      (2)   Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------

Expected Closing Date:           January 27, 2005

Cut-off Date:                    January 1, 2005

Statistical Calculation Date:    December 1, 2004

Expected Pricing Date:           On or before December 17, 2004

First Distribution Date:         February 25, 2005

Key Terms
---------

Offered Certificates:            Class A, Class M, Class B-1, Class B-2 and
                                 Class B-3 Certificates

Fixed Rate Certificates:         Class B-4 Certificates

Certificates:                    Offered and Fixed Rate Certificates

Class A-1 Certificates:          Class A-1A and A-1B Certificates

Class A Certificates:            Class A-1 and A-2 Certificates

Class M Certificates:            Class M-1, M-2, and M-3 Certificates

Class B Certificates:            Class B-1, B-2, B-3 and B-4 Certificates

Principal Certificates:          Class A, Class M and Class B Certificates

Depositor:                       GS Mortgage Securities Corp.

Manager:                         Goldman, Sachs & Co.

Servicers:                       Upon completion of servicing transfers,
                                 (scheduled to occur by February 1, 2005),
                                 Countrywide Home Loans Servicing, LP, Chase
                                 Manhattan Mortgage Corporation and Ocwen
                                 Federal Bank FSB

Trustee:                         Deutsche Bank National Trust Company

Servicing Fee Rate:              50 bps

Trustee Fee Rate:                0.30 bps

Expense Fee Rate:                No more than 51 bps

Distribution Date:               25th day of the month or the following Business
                                 Day

Mortgage Loans:                  The trust will consist of two groups of
                                 subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:          Approximately $ 300,416,985 of Mortgage Loans
                                 with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie
                                 Mac

Group II Mortgage Loans:         Approximately $507,199,915 of Mortgage Loans
                                 with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac

Record Date:                     For any Distribution Date, the last Business
                                 Day of the Interest Accrual Period

Delay Days:                      0 day delay on the Offered Certificates. 24 day
                                 delay on the Fixed Rate Certificates

Day Count:                       Actual/360 basis for the Offered Certificates.
                                 30/360 basis for the Fixed Rate Certificates

Prepayment Period:               The calendar month prior to the Distribution
                                 Date



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Due Period:                      The period commencing on the second day of the
                                 calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Interest Accrual Period:         For the Offered Certificates from the prior
                                 Distribution Date to the day prior to the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed
                                 Rate Certificates from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month

Pricing Prepayment
Assumption:                      Adjustable rate mortgage loans: CPR starting at
                                 5% CPR in the first month of the mortgage loan
                                 (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter
                                 Fixed rate mortgage loans: CPR starting at 5%
                                 CPR in the first month of the mortgage loan
                                 (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter

Excess Spread:                   The initial weighted average net coupon of the
                                 mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

            Initial Gross WAC:(1)                                     7.53849%

            Less Expense Fee Rate:(2)                                 0.50300%
                                                                    ------------
            Net WAC:(1)                                               7.03549%

            Less Initial Wtd. Avg. Certificate Coupon (Approx.)(3):   2.77728%
                                                                    ------------
            Initial Excess Spread:(1)                                 4.25821%

                                 (1) This amount will vary on each distribution
                                     date based on changes to the weighted
                                     average interest rate on the Mortgage Loans as well as any changes in day count.

                                 (2) Includes the Servicing Fee and Trustee Fee.

                                 (3) Assumes 1-month LIBOR equal to 2.3975%,
                                     initial marketing spreads and a 30-day
                                     month. This amount will vary on each
                                     distribution date based on changes to the weighted average Pass-Through Rates on the Principal Certificates as well as any changes in day count.


Servicer Advancing:              Yes as to principal and interest, subject to
                                 recoverability

Interest Rate Corridor
Provider:                        Goldman Sachs Capital Markets LP. The
                                 short-term unsecured debt obligations of the guarantor of the Corridor Provider, The Goldman
                                 Sachs Group, Inc., are rated "P-1" by Moody's
                                 Investors Service Inc., "A-1" by Standard &
                                 Poor's Ratings Group and "F1+" by Fitch
                                 Ratings. The long-term unsecured debt
                                 obligations of the guarantor are rated "Aa3" by Moody's, "A+" by S&P and "AA-" by Fitch

Compensating Interest:           [Ocwen will pay compensating interest up to the
                                 lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution
                                 Date occurs and (B) (i) 15 bps per annum on the aggregate principal balance of the mortgage loans serviced at the beginning of the related
                                 Due Period for months 1 to 24 and (ii) 50 bps per annum on the aggregate principal balance of the mortgage loans at the beginning of each related Due Period thereafter. Ocwen will not pay compensating interest for the first distribution date.]

                                 Chase shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                 Countrywide shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution Date.

Optional Clean-up Call:          The transaction has a 10% Optional Clean-up
                                 Call

Rating Agencies:                 Standard & Poor's Ratings Group and Moody's
                                 Investor Services, Inc. will each rate all of the Offered Certificates.

Minimum Denomination:            $25,000 with regard to each of the Offered
                                 Certificates

Legal Investment:                It is anticipated that the Offered Certificates
                                 will not be SMMEA eligible

ERISA Eligible:                  Underwriter's exemption is expected to apply to
                                 all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                   All Offered Certificates represent REMIC
                                 regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                      The Offered Certificates will be offered
                                 pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                 "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions
---------------------------------------------------

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap and the applicable loan group cap. Interest will be paid monthly, on all of the Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class of Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Certificates attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions
-----------

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.95% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.90% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.70%.

--------------------------------------------------------------------------------
   Class        Initial Subordination Percentage     Step-Down Date Percentage
--------------------------------------------------------------------------------
     A                       20.85%                           41.70%
    M-1                      14.00%                           28.00%
    M-2                       8.40%                           16.80%
    M-3                       6.90%                           13.80%
    B-1                       5.35%                           10.70%
    B-2                       4.15%                            8.30%
    B-3                       3.15%                            6.30%
    B-4                       1.95%                            3.90%
--------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 37.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------------------------------------------------------------------------------------------------
     Distribution Date                                     Cumulative Realized Loss Percentage:
------------------------------------------------------------------------------------------------------------------------
February 2008 - January 2009     3.50% for the first month, plus an additional 1/12th of 2.00% for each month thereafter
February 2009 - January 2010     5.50% for the first month, plus an additional 1/12th of 1.50% for each month thereafter
February 2010 - January 2011     7.00% for the first month, plus an additional 1/12th of 0.75% for each month thereafter
February 2011 and thereafter                                              7.75%
------------------------------------------------------------------------------------------------------------------------

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds 3.50%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates, except the Fixed Rate Certificates, will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 6.00% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis with respect to the Offered Certificates and on a 30/360 basis with respect to the Class B-4 Certificates).

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day count basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day count basis).

Class A-1A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1A Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-1A Pass-Through-Rate (without regard to the Loan Group I or WAC Cap). Class A-1A Basis Risk Carry Forward Amounts will only be payable on the Class A-1A Certificates while their Class Certificate Balance is greater than zero.

Class A-1B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1B Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-1B Pass-Through-Rate (without regard to the Loan Group I or WAC Cap). Class A-1B Basis Risk Carry Forward Amounts will only be payable on the Class A-1B Certificates while their Class Certificate Balance is greater than zero.

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-2 Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap). Class A-2 Basis Risk Carry Forward Amounts will only be payable on the Class A-2 Certificates while their Class Certificate Balance is greater than zero.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through-Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through-Rate (without regard to the WAC
Cap). Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts will only be payable on the Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates while their Class Certificate Balance is greater than zero.

Accrued Certificate Interest. For each class of Offered Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Fixed Rate Certificates on any Distribution Date, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less Expense Fee Rate.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate) and available during the related Due Period, over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A-1 Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata among the Class A-1 Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 72.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (G) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (H) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i)   Concurrently,

      (a) from the Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   Concurrently,

      (a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, until the Class Certificate Balances thereof have been reduced to zero and

      (b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their respective Class Certificate Balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

      (i)     Concurrently,

            (a) to the Class A-1 Certificates, allocated between the Class A-1A and the Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described below, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective Class Certificate Balances have been reduced to zero, and

            (b) to the Class A-2 Certificates the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for that class, until the Certificate Principal Balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their Class Certificate Balances have been reduced to zero;

      (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

      (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

      (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

      (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

      (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

      (vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, and

      (viii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate Class Certificate Balances of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective Class Certificate Balances, with the principal allocated to the Class A-1 Certificates being allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid sequentially as follows:

(a) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(b) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(c) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Certificates, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates pro rata by their respective Basis Risk Carry Forward Amounts,

(d) sequentially to the Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4, Certificates, any Basis Risk Carry Forward Amounts for such classes,

(e)   also, concurrently,

            a. from any available A-1B Interest Rate Corridor payments, to the Class A-1B Certificates, up to their respective remaining Basis Risk Carry Forward Amounts,

            b. from any available A-2 Interest Rate Corridor payments to the Class A-2 Certificates, up to their respective remaining Basis Risk Carry Forward Amounts,

            c. from any available Junior Interest Rate Corridor payments, pro rata by principal balance to the Class M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its Class Certificate Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the Last Scheduled Distribution Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

Product          No Penalty    1-12 Months    13-24 Months   25-36 Months   37-48 Months   49-60 Months      Total
----------------------------------------------------------------------------------------------------------------------
15/30 Balloon     $3,158,215       $329,833       $184,336     $5,952,078             $0             $0     $9,624,461
2 Yr ARM          63,062,056     49,370,890    238,142,249      6,690,971              0              0    357,266,167
2 Yr ARM IO        8,548,935      8,483,647     77,763,180      1,641,967              0              0     96,437,729
3 Yr ARM          24,593,845     10,159,369      4,020,774    113,339,215              0              0    152,113,203
3 Yr ARM IO        1,801,350        893,200        904,694     58,982,360              0              0     62,581,604
5 Yr ARM                   0        153,691      1,328,499      2,093,025              0              0      3,575,215
Balloon IO           639,665              0              0              0              0              0        639,665
Fixed             17,687,354     18,487,230     24,914,999     62,805,214              0              0    123,894,798
Fixed IO                   0              0              0      1,484,060              0              0      1,484,060
----------------------------------------------------------------------------------------------------------------------
TOTAL           $119,491,420    $87,877,860   $347,258,731   $252,988,890             $0             $0   $807,616,901
======================================================================================================================

Product          No Penalty     1-12 Months     13-24 Months    25-36 Months    37-48 Months    49-60 Months
-------------------------------------------------------------------------------------------------------------
15/30 Balloon           0.39%           0.04%           0.02%           0.74%           0.00%           0.00%
2 Yr ARM                7.81            6.11           29.49            0.83            0.00            0.00
2 Yr ARM IO             1.06            1.05            9.63            0.20            0.00            0.00
3 Yr ARM                3.05            1.26            0.50           14.03            0.00            0.00
3 Yr ARM IO             0.22            0.11            0.11            7.30            0.00            0.00
5 Yr ARM                0.00            0.02            0.16            0.26            0.00            0.00
Balloon IO              0.08            0.00            0.00            0.00            0.00            0.00
Fixed                   2.19            2.29            3.09            7.78            0.00            0.00
Fixed IO                0.00            0.00            0.00            0.18            0.00            0.00
-------------------------------------------------------------------------------------------------------------
TOTAL                  14.80%          10.88%          43.00%          31.33%           0.00%           0.00%
=============================================================================================================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Mezzanine and Subordinate Certificates
------------------------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves (as of close on December 13,
      2004) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par, Class B-4 priced at 84.05%

-----------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss            LIBOR Flat                   0% Return
-----------------------------------------------------------------------------------------------------------------------------
Class M-1      CDR                                         27.78                       28.04                       29.98
               Yield                                      4.2582                      3.7379                      0.0027
               WAL                                          3.91                        3.91                        3.69
               Modified Duration                            3.60                        3.61                        3.52
               Principal Window                    Dec08 - Dec08               Dec08 - Dec08               Oct08 - Oct08
               Principal Writedown             16,400.75 (0.03%)        1,219,194.44 (2.22%)       8,638,479.49 (15.73%)
               Total Collat Loss         151,231,994.04 (18.87%)     152,275,758.45 (19.00%)     157,829,408.92 (19.69%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-2      CDR                                         18.36                       18.71                       20.09
               Yield                                      4.7441                      3.8490                      0.0183
               WAL                                          4.66                        4.65                        4.34
               Modified Duration                            4.18                        4.19                        4.11
               Principal Window                    Sep09 - Sep09               Sep09 - Sep09               Jul09 - Jul09
               Principal Writedown             49,067.37 (0.11%)        2,078,720.64 (4.63%)       9,236,904.10 (20.58%)
               Total Collat Loss         116,206,484.61 (14.50%)     117,952,368.29 (14.72%)     123,352,484.90 (15.39%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-3      CDR                                         16.22                       16.33                       16.71
               Yield                                      4.9321                      3.8918                      0.1068
               WAL                                          4.91                        4.91                        4.74
               Modified Duration                            4.36                        4.37                        4.35
               Principal Window                    Dec09 - Dec09               Dec09 - Dec09               Nov09 - Nov09
               Principal Writedown             16,286.40 (0.14%)          690,966.73 (5.75%)       2,784,851.03 (23.16%)
               Total Collat Loss         106,928,922.36 (13.34%)     107,512,270.98 (13.41%)     108,956,803.33 (13.59%)
-----------------------------------------------------------------------------------------------------------------------------
Class B-1      CDR                                         14.19                       14.36                       14.71
               Yield                                      5.5101                      3.9144                      0.0477
               WAL                                          5.08                        5.06                        4.91
               Modified Duration                            4.42                        4.43                        4.48
               Principal Window                    Feb10 - Feb10               Feb10 - Feb10               Feb10 - Feb10
               Principal Writedown             22,118.24 (0.18%)        1,121,507.33 (9.03%)       3,372,790.33 (27.15%)
               Total Collat Loss          96,862,748.80 (12.08%)      97,816,278.99 (12.20%)      99,765,797.11 (12.45%)
-----------------------------------------------------------------------------------------------------------------------------
Class B-2      CDR                                         12.70                       12.83                       13.10
               Yield                                      5.5669                      3.9911                      0.0832
               WAL                                          5.24                        5.22                        5.04
               Modified Duration                            4.52                        4.54                        4.58
               Principal Window                    Apr10 - Apr10               Apr10 - Apr10               Apr10 - Apr10
               Principal Writedown             58,386.54 (0.61%)          925,244.55 (9.62%)       2,724,919.36 (28.33%)
               Total Collat Loss          89,210,839.44 (11.13%)      89,973,476.39 (11.23%)      91,548,724.00 (11.42%)
-----------------------------------------------------------------------------------------------------------------------------
Class B-3      CDR                                         11.50                       11.67                       11.88
               Yield                                      6.6707                      4.0714                      0.0894
               WAL                                          5.41                        5.33                        5.08
               Modified Duration                            4.50                        4.52                        4.55
               Principal Window                    Jun10 - Jun10               Jun10 - Jun10               Jun10 - Jun10
               Principal Writedown             46,030.82 (0.57%)       1,255,504.32 (15.66%)       2,723,287.37 (33.98%)
               Total Collat Loss          82,837,082.30 (10.33%)      83,872,120.86 (10.46%)      85,143,859.16 (10.62%)
-----------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                                      Class M,                                                      Class M,
                                                     Class B-1,                                                    Class B-1,
                                                     Class B-2,                                                    Class B-2,
                            Group I      Group II    Class B-3                            Group I      Group II    Class B-3
                           AAA Avail.   AAA Avail.     Avail.                            AAA Avail.   AAA Avail.     Avail.
         Distribution      Funds Cap    Funds Cap      Funds             Distribution    Funds Cap    Funds Cap      Funds
 Period      Date             (%)          (%)         Cap(%)    Period      Date           (%)          (%)         Cap(%)
-----------------------------------------------------------------------------------------------------------------------------
     1      Feb-05            9.50         9.50         9.50       48      Jan-09           14.84        14.85        11.75
     2      Mar-05            9.50         9.50         9.50       49      Feb-09           14.84        14.85        11.75
     3      Apr-05            9.50         9.50         9.50       50      Mar-09           16.43        16.44        13.01
     4      May-05            9.50         9.50         9.50       51      Apr-09           14.96        15.04        11.90
     5      Jun-05            9.50         9.50         9.50       52      May-09           15.62        15.62        12.39
     6      Jul-05            9.50         9.50         9.50       53      Jun-09           15.11        15.12        11.99
     7      Aug-05            9.50         9.50         9.50       54      Jul-09           15.61        15.62        12.39
     8      Sep-05            9.50         9.50         9.50       55      Aug-09           15.11        15.11        11.99
     9      Oct-05            9.50         9.50         9.50       56      Sep-09           15.10        15.11        11.98
    10      Nov-05            9.50         9.50         9.50       57      Oct-09           15.72        15.79        12.52
    11      Dec-05            9.50         9.50         9.50       58      Nov-09           15.36        15.36        12.21
    12      Jan-06            9.50         9.50         9.50       59      Dec-09           15.87        15.87        12.61
    13      Feb-06            9.50         9.50         9.50       60      Jan-10           15.35        15.35        12.20
    14      Mar-06            9.50         9.50         9.50       61      Feb-10           15.35        15.35        12.20
    15      Apr-06            9.50         9.50         9.50       62      Mar-10           16.99        16.99        13.50
    16      May-06            9.50         9.50         9.50       63      Apr-10           15.35        15.35        12.20
    17      Jun-06            9.50         9.50         9.50       64      May-10           15.86        15.86        12.60
    18      Jul-06            9.50         9.50         9.50       65      Jun-10           15.34        15.34        12.19
    19      Aug-06            9.50         9.50         9.50       66      Jul-10           15.85        15.85        12.60
    20      Sep-06            9.50         9.50         9.50       67      Aug-10           15.33        15.34        12.19
    21      Oct-06            9.50         9.50         9.50       68      Sep-10           15.33        15.33        12.18
    22      Nov-06            9.50         9.50         9.50       69      Oct-10           15.84        15.85        12.59
    23      Dec-06            9.50         9.50         9.50       70      Nov-10           15.33        15.33        12.18
    24      Jan-07            9.50         9.50         9.50       71      Dec-10           15.84        15.84        12.59
    25      Feb-07            9.50         9.50         9.50       72      Jan-11           15.32        15.33        12.18
    26      Mar-07            9.99         9.99         9.50       73      Feb-11           15.32        15.32        12.17
    27      Apr-07            9.78         9.80         9.50       74      Mar-11           16.96        16.96        13.47
    28      May-07           10.16        10.20         9.50       75      Apr-11           15.32        15.32        12.17
    29      Jun-07            9.89         9.91         9.50       76      May-11           15.82        15.83        12.57
    30      Jul-07           10.25        10.28         9.50       77      Jun-11           15.31        15.31        12.16
    31      Aug-07            9.96         9.98         9.50       78      Jul-11           15.82        15.82        12.57
    32      Sep-07           10.02        10.03         9.50       79      Aug-11           13.59        13.59        12.16
    33      Oct-07           11.57        11.79        10.61       80      Sep-11           13.23        13.24        12.15
    34      Nov-07           11.75        11.78        10.60       81      Oct-11           13.68        13.69        12.55
    35      Dec-07           12.23        12.25        10.96       82      Nov-11           13.25        13.25        12.15
    36      Jan-08           11.91        11.92        10.61       83      Dec-11           13.70        13.70        12.55
    37      Feb-08           38.08        38.09        10.61       84      Jan-12           13.26        13.27        12.14
    38      Mar-08           15.11        15.12        11.35       85      Feb-12           13.27        13.28        12.14
    39      Apr-08           14.77        14.84        11.30       86      Mar-12           14.20        14.20        12.97
    40      May-08           15.34        15.37        11.81       87      Apr-12           13.29        13.29        12.13
    41      Jun-08           14.78        14.79        11.44       88      May-12           13.74        13.75        12.53
    42      Jul-08           15.18        15.19        11.82       89      Jun-12           13.30        13.30        12.12
    43      Aug-08           14.60        14.61        11.44       90      Jul-12           13.76        13.76        12.52
    44      Sep-08           14.52        14.53        11.44       91      Aug-12           13.32        13.33        12.12
    45      Oct-08           15.15        15.23        12.01       92      Sep-12           13.34        13.34        12.11
    46      Nov-08           14.83        14.85        11.75       93      Oct-12           13.79        13.80        12.51
    47      Dec-08           15.34        15.35        12.15       94      Nov-12           13.36        13.37        12.11



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Class M,
                                                    Class B-1,
                                                    Class B-2,
                           Group I      Group II    Class B-3
                          AAA Avail.   AAA Avail.     Avail.
         Distribution     Funds Cap    Funds Cap      Funds
Period       Date            (%)          (%)         Cap(%)
--------------------------------------------------------------
    95      Dec-12           13.82        13.83        12.51
    96      Jan-13           13.39        13.39        12.10
    97      Feb-13           13.41        13.41        12.10
    98      Mar-13           14.88        14.88        13.39
    99      Apr-13           13.47        13.48        12.09
   100      May-13           13.96        13.96        12.49
   101      Jun-13           13.54        13.55        12.08
   102      Jul-13           14.03        14.04        12.48
   103      Aug-13           13.62        13.62        12.08
   104      Sep-13           13.66        13.66        12.07
   105      Oct-13           14.15        14.16        12.47
   106      Nov-13           13.74        13.74        12.07
   107      Dec-13           14.24        14.24        12.47
   108      Jan-14           13.82        13.83        12.06
   109      Feb-14           13.87        13.87        12.06
   110      Mar-14           15.40        15.41        13.34
   111      Apr-14           13.96        13.97        12.05
   112      May-14           14.48        14.48        12.45
   113      Jun-14           14.06        14.06        12.04
   114      Jul-14           14.58        14.59        12.44
   115      Aug-14           14.17        14.17        12.04
   116      Sep-14           14.22        14.23        12.03
   117      Oct-14           14.75        14.76        12.43
   118      Nov-14           14.34        14.34        12.03
   119      Dec-14           14.88        14.88        12.42
   120      Jan-15           14.46        14.46        12.02



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

 Scheduled Principal Balance:                                $807,616,901
 Number of Mortgage Loans:                                          5,114
 Average Scheduled Principal Balance:                            $157,923
 Weighted Average Gross Coupon:                                    7.539%
 Weighted Average Net Coupon: (2)                                  7.036%
 Weighted Average Original FICO Score:                                622
 Weighted Average Original LTV Ratio:                              76.99%
 Weighted Average Combined Original LTV Ratio:                     81.58%
 Weighted Average Stated Remaining Term (months):                     352
 Weighted Average Seasoning(months):                                    3
 Weighted Average Months to Roll: (3)                                  25
 Weighted Average Gross Margin: (3)                                 6.95%
 Weighted Average Initial Rate Cap: (3)                             3.00%
 Weighted Average Periodic Rate Cap: (3)                            1.25%
 Weighted Average Gross Maximum Lifetime Rate: (3)                 14.31%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                           Distribution by Originator

                                             Pct. Of                      Weighted              Weighted
                                             Pool By                        Avg.      Avg.        Avg.
                Number of     Principal     Principal     Weighted Avg.   Current  Principal    Combined     Pct. Full   Pct. Owner
Originator        Loans        Balance       Balance      Gross Coupon      FICO    Balance   Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Acoustic             213    $36,921,340         4.57%           7.401%      614    $173,340       81.44%       50.28%      94.39%
First NLC          2,434    351,020,089        43.46            7.702       626     144,215       82.10        53.48       98.44
Fremont            2,467    419,675,472        51.96            7.414       620     170,116       81.16        68.92       93.04
-----------------------------------------------------------------------------------------------------------------------------------
Total:             5,114   $807,616,901       100.00%           7.539%      622    $157,923       81.58%       61.36%      95.45%
===================================================================================================================================


                   Distribution by Current Principal Balance

                                                           Pct. Of                        Weighted
                                                           Pool By                          Avg.
Current Principal               Number of   Principal     Principal        Weighted Avg.  Current
Balance                           Loans      Balance       Balance         Gross Coupon     FICO
---------------------------------------------------------------------------------------------------
$50,000 & Below                    886    $25,662,995         3.18%           10.945%        643
$50,001 - $75,000                  467     29,147,453         3.61             9.564         624
$75,001 - $100,000                 531     47,016,822         5.82             8.128         611
$100,001 - $125,000                507     57,067,444         7.07             7.756         613
$125,001 - $150,000                495     68,187,626         8.44             7.746         614
$150,001 - $200,000                767    133,944,934        16.59             7.429         618
$200,001 - $250,000                525    117,262,234        14.52             7.291         618
$250,001 - $300,000                318     86,844,510        10.75             7.301         625
$300,001 - $350,000                231     74,635,041         9.24             7.119         623
$350,001 - $400,000                167     62,249,853         7.71             7.023         627
$400,001 & Above                   220    105,597,987        13.08             6.846         637
---------------------------------------------------------------------------------------------------
Total:                           5,114   $807,616,901       100.00%            7.539%        622
===================================================================================================

                                           Weighted
                                Avg.        Avg.
Current Principal            Principal     Combined     Pct. Full    Pct. Owner
Balance                       Balance    Original LTV      Doc        Occupied
--------------------------------------------------------------------------------
$50,000 & Below                $28,965       97.58%       71.04%       97.97%
$50,001 - $75,000               62,414       88.36        68.37        92.17
$75,001 - $100,000              88,544       81.54        73.55        94.32
$100,001 - $125,000            112,559       81.30        72.10        92.53
$125,001 - $150,000            137,753       81.42        69.14        94.78
$150,001 - $200,000            174,635       80.36        68.23        94.63
$200,001 - $250,000            223,357       80.23        59.38        96.67
$250,001 - $300,000            273,096       81.51        54.13        97.25
$300,001 - $350,000            323,095       81.36        48.18        96.56
$350,001 - $400,000            372,754       80.33        50.66        97.64
$400,001 & Above               479,991       80.10        55.84        94.38
--------------------------------------------------------------------------------
Total:                        $157,923       81.58%       61.36%       95.45%
================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                              Pct. Of                      Weighted               Weighted
                                              Pool By                        Avg.       Avg.        Avg.
                 Number of     Principal     Principal      Weighted Avg.  Current    Principal   Combined     Pct. Full  Pct. Owner
Current Rate       Loans        Balance       Balance       Gross Coupon     FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             5     $1,518,517         0.19%        4.894%        645    $303,703       84.07%      100.00%      83.70%
5.00 - 5.49%             36      9,934,548         1.23         5.352         666     275,960       79.58        95.35       96.84
5.50 - 5.99%            153     40,712,557         5.04         5.778         657     266,095       77.21        92.20       97.45
6.00 - 6.49%            365     85,405,097        10.57         6.250         643     233,987       78.80        79.65       97.62
6.50 - 6.99%            796    175,364,024        21.71         6.746         640     220,307       79.74        59.45       96.04
7.00 - 7.49%            621    127,914,097        15.84         7.214         623     205,981       81.35        57.29       94.59
7.50 - 7.99%            844    151,749,900        18.79         7.696         611     179,798       81.34        51.91       93.89
8.00 - 8.49%            411     65,618,075         8.12         8.211         598     159,655       82.55        53.18       95.05
8.50 - 8.99%            420     59,299,571         7.34         8.723         594     141,189       83.04        51.77       93.41
9.00% & Above         1,463     90,100,517        11.16        10.310         602      61,586       89.04        63.34       96.87
-----------------------------------------------------------------------------------------------------------------------------------
Total:                5,114   $807,616,901       100.00%        7.539%        622    $157,923       81.58%       61.36%      95.45%
===================================================================================================================================


                          Distribution by Credit Score

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal    Weighted Avg.    Current    Principal   Combined     Pct. Full   Pct. Owner
Credit Score     Loans        Balance       Balance      Gross Coupon      FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above           136    $22,173,367         2.75%           7.091%       761    $163,039       84.07%       48.47%      90.44%
720 - 739             113     19,679,462         2.44            7.282        726     174,155       84.23        43.20       88.64
700 - 719             194     31,270,150         3.87            7.248        709     161,186       84.44        46.33       92.83
680 - 699             316     53,477,421         6.62            7.110        689     169,232       84.08        44.31       94.37
660 - 679             479     72,582,832         8.99            7.251        669     151,530       84.08        51.99       94.15
640 - 659             670    108,236,958        13.40            7.290        649     161,548       83.41        52.34       95.33
620 - 639             952    143,627,888        17.78            7.480        629     150,870       83.23        56.53       95.65
600 - 619             637     90,786,326        11.24            7.493        609     142,522       82.13        75.27       95.29
580 - 599             513     80,359,601         9.95            7.579        588     156,646       82.01        78.46       96.15
560 - 579             329     54,902,014         6.80            7.807        569     166,875       78.00        69.13       97.58
540 - 559             304     50,735,220         6.28            7.982        550     166,892       76.46        69.70       97.00
520 - 539             263     44,879,168         5.56            8.354        529     170,643       74.06        72.20       98.03
500 - 519             207     34,818,544         4.31            8.403        510     168,206       74.84        72.73       98.63
499 & Below             1         87,951         0.01            8.900        499      87,951       67.18       100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:              5,114   $807,616,901       100.00%           7.539%       622    $157,923       81.58%       61.36%      95.45%
===================================================================================================================================

                              Distribution by Lien

                                          Pct. Of                       Weighted               Weighted
                                          Pool By                         Avg.       Avg.        Avg.
             Number of     Principal     Principal    Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Lien           Loans        Balance       Balance      Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First             3,955   $761,440,781        94.28%           7.335%        621    $192,526       80.50%       61.31%       95.22%
Second            1,159     46,176,120         5.72           10.887         650      39,841       99.36        62.16        99.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:            5,114   $807,616,901       100.00%           7.539%        622    $157,923       81.58%       61.36%       95.45%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Combined Original LTV

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
Combined        Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full   Pct. Owner
Original LTV      Loans        Balance       Balance     Gross Coupon       FICO      Balance   Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below         196    $30,872,579         3.82%          7.417%        588    $157,513       49.86%       67.69%      91.63%
60.01 - 70.00%         317     59,964,449         7.42           7.640         577     189,162       66.68        65.64       96.39
70.01 - 80.00%       2,070    415,432,691        51.44           7.165         627     200,692       78.96        49.92       97.35
80.01 - 85.00%         379     67,275,488         8.33           7.413         603     177,508       84.40        75.89       93.96
85.01 - 90.00%         728    138,484,245        17.15           7.419         625     190,226       89.80        81.62       88.06
90.01 - 95.00%         259     22,155,839         2.74           8.114         641      85,544       94.49        80.47       98.75
95.01 - 100.00%      1,163     73,379,704         9.09           9.786         655      63,095       99.94        62.60       99.82
100.01% & Above          2         51,907         0.01          10.645         641      25,953      102.38        51.95      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               5,114   $807,616,901       100.00%          7.539%        622    $157,923       81.58%       61.36%      95.45%
====================================================================================================================================


                          Distribution by Original LTV

                                                Pct. Of                        Weighted
                                                Pool By                          Avg.
                   Number of     Principal     Principal     Weighted Avg.     Current
Original LTV         Loans        Balance       Balance       Gross Coupon       FICO
------------------------------------------------------------------------------------------
60.00% & Below          1,355    $77,048,699         9.54%            9.497%        625
60.01 - 70.00%            317     59,964,449         7.42             7.640         577
70.01 - 80.00%          2,068    415,217,701        51.41             7.164         627
80.01 - 85.00%            374     67,113,176         8.31             7.407         603
85.01 - 90.00%            712    137,892,825        17.07             7.407         625
90.01 - 95.00%            103     19,185,997         2.38             7.625         640
95.01 - 100.00%           185     31,194,054         3.86             8.307         661
------------------------------------------------------------------------------------------
Total:                  5,114   $807,616,901       100.00%            7.539%        622
==========================================================================================

                               Weighted
                     Avg.        Avg.
                   Principal   Combined     Pct. Full    Pct. Owner
Original LTV        Balance  Original LTV      Doc       Occupied
-------------------------------------------------------------------
60.00% & Below       $56,863       79.53%       64.38%       96.19%
60.01 - 70.00%       189,162       66.68        65.64        96.39
70.01 - 80.00%       200,782       78.96        49.90        97.35
80.01 - 85.00%       179,447       84.41        75.83        93.96
85.01 - 90.00%       193,670       89.80        81.81        88.03
90.01 - 95.00%       186,272       94.43        81.33       100.00
95.01 - 100.00%      168,617       99.91        64.38        99.72
-------------------------------------------------------------------
Total:              $157,923       81.58%       61.36%       95.45%
===================================================================


                         Distribution by Documentation

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full  Pct. Owner
Documentation     Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Easy                    44    $10,891,492         1.35%          7.405%        585    $247,534       76.92%        0.00%     98.86%
Full                 3,399    495,528,665        61.36           7.406         613     145,787       82.23       100.00      94.32
Limited                 13      1,918,355         0.24           7.312         602     147,566       83.62         0.00      96.89
Stated               1,658    299,278,388        37.06           7.764         639     180,506       80.66         0.00      97.20
-----------------------------------------------------------------------------------------------------------------------------------
Total:               5,114   $807,616,901       100.00%          7.539%        622    $157,923       81.58%       61.36%     95.45%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Purpose          Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase            2,789   $395,808,896        49.01%          7.591%        648    $141,918       84.25%       50.50%       93.85%
Cashout Refi        2,229    395,724,173        49.00           7.494         597     177,534       78.96        71.54        97.02
Rate/Term Refi         96     16,083,833         1.99           7.326         603     167,540       80.45        77.79        96.24
------------------------------------------------------------------------------------------------------------------------------------
Total:              5,114   $807,616,901       100.00%          7.539%        622    $157,923       81.58%       61.36%       95.45%
====================================================================================================================================


                           Distribution by Occupancy

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
                   Number of     Principal   Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Occupancy            Loans        Balance     Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          4,854   $770,872,980      95.45%          7.537%      621    $158,812       81.58%       60.63%    100.00%
Non Owner                 236     31,544,909       3.91           7.671       644     133,665       82.11        78.20       0.00
Second Home                24      5,199,012       0.64           7.032       648     216,625       78.79        67.31       0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                  5,114   $807,616,901     100.00%          7.539%      622    $157,923       81.58%       61.36%     95.45%
==================================================================================================================================


                         Distribution by Property Type

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
                Number of     Principal    Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full  Pct. Owner
Property Type     Loans        Balance      Balance     Gross Coupon       FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
Single Family        4,238   $665,902,362       82.45%          7.526%        619    $157,127       81.48%       62.37%     96.10%
2-4 Family             358     71,599,559        8.87           7.531         644     199,999       81.33        54.80      88.84
Condo                  368     47,504,570        5.88           7.740         640     129,089       82.78        59.36      95.65
Townhouse               94     13,773,152        1.71           7.593         630     146,523       82.79        51.24      96.95
PUD                     56      8,837,258        1.09           7.395         615     157,808       83.01        64.83      96.68
----------------------------------------------------------------------------------------------------------------------------------
Total:               5,114   $807,616,901      100.00%          7.539%        622    $157,923       81.58%       61.36%     95.45%
==================================================================================================================================


                             Distribution by State

                                      Pct. Of                        Weighted               Weighted
                                      Pool By                          Avg.       Avg.        Avg.
         Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
State      Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
CA            1,215   $280,129,753        34.69%            7.158%        634    $230,559       79.68%       49.01%       96.05%
FL              851     95,074,438        11.77             7.929         618     111,721       82.75        73.54        96.61
IL              480     73,466,269         9.10             7.702         615     153,055       83.06        64.38        95.50
NY              232     55,335,286         6.85             7.371         624     238,514       81.00        53.18        93.01
NJ              152     32,805,798         4.06             7.563         611     215,828       78.65        60.28        94.90
MD              206     32,204,285         3.99             7.594         613     156,331       81.12        61.92        94.58
VA              131     21,795,827         2.70             7.520         616     166,380       82.92        71.46        97.78
MA              116     20,931,736         2.59             7.650         615     180,446       78.62        59.41        94.68
MI              177     18,121,069         2.24             8.289         609     102,379       85.03        67.74        95.89
NV               82     13,977,552         1.73             7.499         625     170,458       82.12        71.19        94.52
Other         1,472    163,774,889        20.28             7.839         615     111,260       84.14        74.26        94.65
--------------------------------------------------------------------------------------------------------------------------------
Total:        5,114   $807,616,901       100.00%            7.539%        622    $157,923       81.58%       61.36%       95.45%
================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                     Pct. Of                        Weighted               Weighted
                                     Pool By                          Avg.       Avg.        Avg.
        Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Zip       Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
94565           12     $3,063,907         0.38%            7.055%        661    $255,326       82.64%       27.40%      100.00%
95127            6      2,413,107         0.30             6.402         650     402,184       79.73        33.00       100.00
95407            7      2,401,372         0.30             7.531         643     343,053       83.66         0.00       100.00
92336           10      2,393,905         0.30             8.212         583     239,391       79.94        47.12       100.00
92553           13      2,374,387         0.29             7.239         638     182,645       84.02        43.66       100.00
94513            8      2,156,167         0.27             7.042         613     269,521       79.29        57.91       100.00
92563            7      2,091,715         0.26             6.820         626     298,816       78.63        71.12       100.00
20706            9      2,048,250         0.25             7.296         646     227,583       88.42        52.96        91.34
94509            6      2,021,229         0.25             7.308         667     336,872       85.95        35.14       100.00
92504            9      1,999,105         0.25             6.879         648     222,123       83.54        64.42       100.00
Other        5,027    784,653,757        97.16             7.549         622     156,088       81.56        61.93        95.34
-------------------------------------------------------------------------------------------------------------------------------
Total:       5,114   $807,616,901       100.00%            7.539%        622    $157,923       81.58%       61.36%       95.45%
===============================================================================================================================


                  Distribution by Remaining Months to Maturity

                                         Pct. Of                        Weighted               Weighted
Remaining                                Pool By                          Avg.       Avg.        Avg.
Months To   Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Maturity      Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180            483    $16,205,606         2.01%           10.410%        643     $33,552       91.76%       76.87%       96.86%
181 - 240          180      7,128,914         0.88            10.430         643      39,605       96.71        57.00       100.00
241 - 360        4,451    784,282,381        97.11             7.453         622     176,204       81.24        61.08        95.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:           5,114   $807,616,901       100.00%            7.539%        622    $157,923       81.58%       61.36%       95.45%
===================================================================================================================================


                       Distribution by Amortization Type

                                           Pct. Of                      Weighted               Weighted
                                           Pool By                        Avg.       Avg.        Avg.
Amortization   Number of     Principal    Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Type             Loans        Balance      Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 Yr ARM            1,845   $357,266,167       44.24%          7.464%        610    $193,640       81.29%       59.11%       92.87%
3 Yr ARM              975    152,113,203       18.83           7.737         605     156,014       80.42        65.22        97.41
Fixed               1,373    123,894,798       15.34           8.199         639      90,237       82.94        77.63        95.85
2 Yr ARM IO           390     96,437,729       11.94           6.721         646     247,276       81.55        67.10        98.92
3 Yr ARM IO           226     62,581,604        7.75           6.893         660     276,910       80.43        20.07        99.31
15/30 Balloon         272      9,624,461        1.19          11.189         651      35,384       99.46        78.00        99.50
5 Yr ARM               16      3,575,215        0.44           7.094         652     223,451       83.38        74.06        81.44
Fixed IO                5      1,484,060        0.18           6.489         663     296,812       81.90        83.63       100.00
Balloon IO             12        639,665        0.08          10.542         634      53,305       99.61        45.94       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:              5,114   $807,616,901      100.00%          7.539%        622    $157,923       81.58%       61.36%       95.45%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                          Pct. Of                       Weighted               Weighted
                                          Pool By                         Avg.       Avg.        Avg.
Initial      Number of     Principal     Principal    Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Periodic Cap   Loans        Balance       Balance      Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2.00%                 1       $157,391         0.02%           7.750%        664    $157,391      100.00%      100.00%      100.00%
3.00%             3,451    671,816,526        83.19            7.364         619     194,673       81.06        58.07        95.30
N/A               1,662    135,642,984        16.80            8.404         640      81,614       84.18        77.57        96.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:            5,114   $807,616,901       100.00%           7.539%        622    $157,923       81.58%       61.36%       95.45%
===================================================================================================================================


                          Distribution by Periodic Cap

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined    Pct. Full    Pct. Owner
Periodic Cap     Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV     Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%               1,872   $335,890,082        41.59%          7.477%        622    $179,428       81.22%      50.75%       97.95%
1.50%               1,580    336,083,836        41.61           7.251         615     212,711       80.90       65.41        92.66
N/A                 1,662    135,642,984        16.80           8.404         640      81,614       84.18       77.57        96.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:              5,114   $807,616,901       100.00%          7.539%        622    $157,923       81.58%      61.36%       95.45%
===================================================================================================================================


                      Distribution by Months to Rate Reset

                                          Pct. Of                       Weighted               Weighted
                                          Pool By                         Avg.       Avg.        Avg.
Months To    Number of     Principal     Principal    Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Rate Reset     Loans        Balance       Balance      Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                  2       $453,561         0.06%           7.866%        608    $226,780       79.86%      100.00%       34.15%
13 - 24           2,194    448,028,315        55.48            7.299         618     204,206       81.32        60.89        94.30
25 - 36           1,234    218,051,269        27.00            7.511         620     176,703       80.49        51.76        97.83
37 - 48               6      1,865,558         0.23            6.201         657     310,926       81.54        83.32        83.19
49 & Above           16      3,575,215         0.44            7.094         652     223,451       83.38        74.06        81.44
N/A               1,662    135,642,984        16.80            8.404         640      81,614       84.18        77.57        96.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:            5,114   $807,616,901       100.00%           7.539%        622    $157,923       81.58%       61.36%       95.45%
===================================================================================================================================


                       Distribution by Life Maximum Rate

                                              Pct. Of                     Weighted               Weighted
                                              Pool By                       Avg.       Avg.        Avg.
                   Number of     Principal   Principal   Weighted Avg.    Current    Principal   Combined     Pct. Full  Pct. Owner
Life Maximum Rate    Loans        Balance     Balance     Gross Coupon      FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             18     $5,184,684       0.64%          5.361%       666    $288,038       78.67%       89.38%     89.18%
12.00 - 12.49%             43     11,855,385       1.47           5.639        660     275,707       80.42        76.59      99.66
12.50 - 12.99%            173     43,793,893       5.42           5.994        648     253,144       78.83        80.87      97.09
13.00 - 13.49%            300     68,905,222       8.53           6.305        638     229,684       80.51        75.46      97.67
13.50 - 13.99%            643    142,743,540      17.67           6.776        637     221,996       80.60        55.49      96.47
14.00 - 14.49%            533    112,001,025      13.87           7.230        621     210,133       81.68        54.19      94.19
14.50 - 14.99%            743    137,336,342      17.01           7.714        610     184,840       81.41        48.60      93.68
15.00 - 15.49%            358     58,338,920       7.22           8.234        597     162,958       82.13        51.14      95.39
15.50 - 15.99%            326     50,210,834       6.22           8.738        590     154,021       82.82        49.74      93.55
16.00% & Above            315     41,604,072       5.15           9.647        561     132,076       79.94        66.64      95.37
N/A                     1,662    135,642,984      16.80           8.404        640      81,614       84.18        77.57      96.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  5,114   $807,616,901     100.00%          7.539%       622    $157,923       81.58%       61.36%     95.45%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                            Pct. Of                    Weighted               Weighted
                                            Pool By                      Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Margin           Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           5       $955,343         0.12%          6.303%      615    $191,069       79.78%       44.93%      100.00%
5.00 - 5.49%           91     18,894,972         2.34           6.528       660     207,637       81.37        44.07        93.08
5.50 - 5.99%          238     43,653,376         5.41           7.018       630     183,418       81.73        62.48        97.08
6.00 - 6.49%          267     56,120,751         6.95           6.546       644     210,190       79.95        47.70        99.24
6.50 - 6.99%        1,904    400,882,031        49.64           7.270       618     210,547       80.75        60.15        93.74
7.00% & Above         947    151,467,443        18.75           8.127       602     159,945       82.06        57.03        97.73
N/A                 1,662    135,642,984        16.80           8.404       640      81,614       84.18        77.57        96.17
----------------------------------------------------------------------------------------------------------------------------------
Total:              5,114   $807,616,901       100.00%          7.539%      622    $157,923       81.58%       61.36%       95.45%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                 The Mortgage Loans - Fixed Rate Collateral (1)

 Scheduled Principal Balance:                                      $135,642,984
 Number of Mortgage Loans:                                                1,662
 Average Scheduled Principal Balance:                                   $81,614
 Weighted Average Gross Coupon:                                          8.404%
 Weighted Average Net Coupon: (2)                                        7.901%
 Weighted Average Original FICO Score:                                      640
 Weighted Average Original LTV Ratio:                                    56.83%
 Weighted Average Combined Original LTV Ratio:                           84.18%
 Weighted Average Stated Remaining Term (months):                           328
 Weighted Average Seasoning (months):                                         3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                           Distribution by Originator

                                          Pct. Of                        Weighted               Weighted
                                          Pool By                          Avg.       Avg.        Avg.
             Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Originator     Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Acoustic             33     $2,984,093         2.20%            8.358%        647     $90,427       90.14%       62.26%      100.00%
First NLC           742     49,067,255        36.17             8.974         644      66,128       87.18        69.20        98.70
Fremont             887     83,591,636        61.63             8.071         638      94,241       82.20        83.03        94.56
------------------------------------------------------------------------------------------------------------------------------------
Total:            1,662   $135,642,984       100.00%            8.404%        640     $81,614       84.18%       77.57%       96.17%
====================================================================================================================================


                   Distribution by Current Principal Balance

                                               Pct. Of                    Weighted               Weighted
                                               Pool By                      Avg.       Avg.        Avg.
Current Principal   Number of     Principal   Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Balance               Loans        Balance     Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            858    $24,357,074      17.96%         11.053%      646     $28,388       98.88%       71.11%     98.55%
$50,001 - $75,000          243     14,836,362      10.94          10.391       651      61,055       95.94        58.45      97.23
$75,001 - $100,000         142     12,373,370       9.12           8.964       640      87,136       85.81        69.21      94.85
$100,001 - $125,000         89     10,069,679       7.42           8.309       634     113,142       80.70        76.64      97.63
$125,001 - $150,000         67      9,155,694       6.75           7.821       633     136,652       77.45        79.56      97.06
$150,001 - $200,000        119     20,670,620      15.24           7.162       630     173,703       75.46        89.70      95.76
$200,001 - $250,000         50     10,940,297       8.07           6.937       636     218,806       77.43        88.10      97.76
$250,001 - $300,000         32      8,704,376       6.42           6.976       641     272,012       80.39        84.20      94.15
$300,001 - $350,000         25      7,977,971       5.88           6.892       637     319,119       78.83        75.10      91.84
$350,001 - $400,000         14      5,160,595       3.80           6.917       639     368,614       77.91        71.05     100.00
$400,001 & Above            23     11,396,945       8.40           6.582       650     495,519       75.88        92.06      91.25
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662   $135,642,984     100.00%          8.404%      640     $81,614       84.18%       77.57%     96.17%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                            Pct. Of                    Weighted               Weighted
                                            Pool By                      Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Current Rate     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           1        $72,464         0.05%          4.625%      694     $72,464       87.65%      100.00%      100.00%
5.00 - 5.49%            1        191,458         0.14           5.250       653     191,458       80.00       100.00       100.00
5.50 - 5.99%           17      4,285,932         3.16           5.775       692     252,114       69.81        88.99       100.00
6.00 - 6.49%           73     16,794,043        12.38           6.291       657     230,055       72.21        95.81        97.19
6.50 - 6.99%          137     28,027,945        20.66           6.747       643     204,584       75.48        86.62        92.67
7.00 - 7.49%           79     13,329,461         9.83           7.208       629     168,727       78.42        91.47        94.74
7.50 - 7.99%           90     12,282,042         9.05           7.679       621     136,467       80.05        87.26        94.86
8.00 - 8.49%           47      6,944,221         5.12           8.223       609     147,749       83.57        71.30        97.42
8.50 - 8.99%           88      7,939,671         5.85           8.733       625      90,224       84.94        64.40        95.27
9.00% & Above       1,129     45,775,745        33.75          10.972       643      40,545       97.99        60.72        98.30
----------------------------------------------------------------------------------------------------------------------------------
Total:              1,662   $135,642,984       100.00%          8.404%      640     $81,614       84.18%       77.57%       96.17%
==================================================================================================================================


                          Distribution by Credit Score

                                           Pct. Of                        Weighted               Weighted
                                           Pool By                          Avg.       Avg.        Avg.
              Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined    Pct. Full   Pct. Owner
Credit Score    Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV     Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above           61     $5,639,511         4.16%            7.491%        767     $92,451       83.70%      74.05%      84.81%
720 - 739             53      4,760,751         3.51             8.139         728      89,825       88.76       63.30       94.26
700 - 719             72      5,503,976         4.06             8.216         709      76,444       88.92       76.79       94.40
680 - 699            125      9,971,368         7.35             8.025         689      79,771       89.30       65.81       95.55
660 - 679            218     18,425,519        13.58             7.999         669      84,521       85.76       72.14       96.41
640 - 659            265     21,621,481        15.94             8.470         649      81,590       85.46       73.23       97.16
620 - 639            378     25,914,319        19.10             9.271         628      68,556       88.95       72.23       98.61
600 - 619            233     17,835,645        13.15             8.484         609      76,548       81.24       91.94       96.18
580 - 599            129     10,883,617         8.02             8.344         588      84,369       80.03       94.21       95.57
560 - 579             67      8,008,860         5.90             7.610         570     119,535       72.77       83.81      100.00
540 - 559             26      2,477,318         1.83             8.129         552      95,281       74.13       89.19       94.92
520 - 539             23      3,244,809         2.39             8.437         529     141,079       70.49       94.99       97.72
500 - 519             12      1,355,810         1.00             9.100         513     112,984       70.19       54.37       77.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:             1,662   $135,642,984       100.00%            8.404%        640     $81,614       84.18%      77.57%      96.17%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                        Pct. Of                        Weighted               Weighted
                                        Pool By                          Avg.       Avg.        Avg.
           Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Lien         Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
First             503    $89,466,864        65.96%            7.122%        635    $177,867       76.34%       85.52%       94.59%
Second          1,159     46,176,120        34.04            10.887         650      39,841       99.36        62.16        99.23
----------------------------------------------------------------------------------------------------------------------------------
Total:          1,662   $135,642,984       100.00%            8.404%        640     $81,614       84.18%       77.57%       96.17%
==================================================================================================================================


                     Distribution by Combined Original LTV

                                               Pct. Of                    Weighted               Weighted
                                               Pool By                      Avg.       Avg.        Avg.
Combined          Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Original LTV        Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            70    $10,274,967         7.58%          6.887%      624    $146,785       49.20%       85.17%     93.78%
60.01 - 70.00%            77     13,354,507         9.85           7.052       608     173,435       65.91        85.02      95.86
70.01 - 80.00%           199     37,853,007        27.91           7.056       635     190,216       77.50        84.34      94.43
80.01 - 85.00%            52      8,541,405         6.30           7.237       649     164,258       84.13        88.49      97.13
85.01 - 90.00%            95     14,744,236        10.87           7.486       650     155,202       89.70        86.70      91.01
90.01 - 95.00%           169      5,417,687         3.99           9.625       648      32,057       94.70        77.30      94.90
95.01 - 100.00%          998     45,405,268        33.47          10.637       652      45,496       99.96        63.05      99.91
100.01% & Above            2         51,907         0.04          10.645       641      25,953      102.38        51.95     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 1,662   $135,642,984       100.00%          8.404%      640     $81,614       84.18%       77.57%     96.17%
===================================================================================================================================


                          Distribution by Original LTV

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
                 Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Original LTV       Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below        1,229    $56,451,086        41.62%         10.159%      646     $45,933       90.23%       66.35%     98.24%
60.01 - 70.00%           77     13,354,507         9.85           7.052       608     173,435       65.91        85.02      95.86
70.01 - 80.00%          197     37,638,017        27.75           7.042       635     191,056       77.49        84.25      94.40
80.01 - 85.00%           47      8,379,094         6.18           7.182       650     178,279       84.16        88.27      97.15
85.01 - 90.00%           79     14,152,816        10.43           7.372       650     179,150       89.69        88.78      90.84
90.01 - 95.00%           13      2,447,845         1.80           7.621       642     188,296       94.48        80.18     100.00
95.01 - 100.00%          20      3,219,618         2.37           7.469       668     160,981       99.89        86.18     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                1,662   $135,642,984       100.00%          8.404%      640     $81,614       84.18%       77.57%     96.17%
==================================================================================================================================


                         Distribution by Documentation

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Documentation     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
Easy                     8     $1,799,445         1.33%          6.552%      653    $224,931       65.16%        0.00%     93.08%
Full                 1,226    105,215,876        77.57           7.988       636      85,820       82.70       100.00      96.05
Limited                  1         71,638         0.05           9.990       676      71,638      100.00         0.00     100.00
Stated                 427     28,556,024        21.05          10.049       654      66,876       90.79         0.00      96.83
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,662   $135,642,984       100.00%          8.404%      640     $81,614       84.18%       77.57%     96.17%
=================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full  Pct. Owner
Purpose           Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi           544    $73,334,133        54.06%          7.426%        628    $134,805       77.04%       89.06%     97.66%
Purchase             1,091     58,548,084        43.16           9.712         656      53,665       93.37        62.47      94.06
Rate/Term Refi          27      3,760,766         2.77           7.092         628     139,288       80.11        88.56     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:               1,662   $135,642,984       100.00%          8.404%        640     $81,614       84.18%       77.57%     96.17%
===================================================================================================================================


                           Distribution by Occupancy

                                            Pct. Of                    Weighted               Weighted
                                            Pool By                      Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Occupancy        Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied      1,598   $130,452,537        96.17%          8.433%      639     $81,635       84.43%       77.47%      100.00%
Non Owner              53      3,605,164         2.66           7.812       655      68,022       78.58        88.72         0.00
Second Home            11      1,585,283         1.17           7.379       669     144,117       76.06        60.68         0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:              1,662   $135,642,984       100.00%          8.404%      640     $81,614       84.18%       77.57%       96.17%
====================================================================================================================================


                         Distribution by Property Type

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
                Number of     Principal    Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full  Pct. Owner
Property Type     Loans        Balance      Balance     Gross Coupon       FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
Single Family        1,349   $110,682,924       81.60%          8.321%        638     $82,048       83.89%       79.70%     96.70%
2-4 Family             133     14,659,726       10.81           8.315         649     110,224       82.84        62.97      89.81
Condo                  143      8,238,274        6.07           9.375         651      57,610       89.09        74.66      99.41
Townhouse               25      1,382,936        1.02           9.752         659      55,317       89.47        68.31     100.00
PUD                     12        679,124        0.50           9.325         599      56,594       88.75       100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:               1,662   $135,642,984      100.00%          8.404%        640     $81,614       84.18%       77.57%     96.17%
==================================================================================================================================


                             Distribution by State

                                      Pct. Of                        Weighted               Weighted
                                      Pool By                          Avg.       Avg.        Avg.
         Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
State      Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
CA              357    $39,736,548        29.29%            8.136%        648    $111,307       82.75%       71.67%       97.92%
FL              345     22,004,265        16.22             8.895         631      63,780       84.47        82.06        97.67
NY               96     15,845,985        11.68             7.710         632     165,062       79.65        80.18        90.45
IL              102      6,829,812         5.04             8.923         638      66,959       87.24        71.93        97.14
NJ               35      6,028,563         4.44             7.032         626     172,245       74.83        89.05        99.72
MD               57      4,563,307         3.36             8.631         633      80,058       82.88        78.81        94.62
PA               55      4,290,332         3.16             8.013         643      78,006       88.40        87.00        90.26
MA               37      3,149,149         2.32             8.867         671      85,112       84.48        45.46        83.34
VA               37      3,125,592         2.30             8.251         643      84,475       85.45        90.65        96.84
WA               40      2,597,667         1.92             8.401         651      64,942       87.35        78.27        99.79
Other           501     27,471,764        20.25             8.956         641      54,834       88.98        80.33        96.96
--------------------------------------------------------------------------------------------------------------------------------
Total:        1,662   $135,642,984       100.00%            8.404%        640     $81,614       84.18%       77.57%       96.17%
================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                      Pct. Of                        Weighted               Weighted
                                      Pool By                          Avg.       Avg.        Avg.
         Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Zip        Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
11212             2       $821,449         0.61%            6.966%        665    $410,725       84.02%      100.00%       60.11%
33414             3        758,560         0.56             7.674         648     252,853       77.26        48.06       100.00
11422             3        754,740         0.56             8.140         628     251,580       86.23        42.29       100.00
33037             1        748,336         0.55             7.550         586     748,336       70.75       100.00       100.00
94509             2        710,229         0.52             6.990         667     355,115       86.90       100.00       100.00
07719             2        675,783         0.50             6.879         585     337,891       72.34       100.00       100.00
95033             1        673,230         0.50             6.700         640     673,230       79.41       100.00       100.00
92544             2        661,288         0.49             6.464         616     330,644       84.04       100.00       100.00
10583             2        608,593         0.45             7.646         619     304,296       84.01       100.00       100.00
11429             3        598,019         0.44             7.106         643     199,340       82.10        44.26       100.00
Other         1,641    128,632,757        94.83             8.468         641      78,387       84.37        77.25        96.22
--------------------------------------------------------------------------------------------------------------------------------
Total:        1,662   $135,642,984       100.00%            8.404%        640     $81,614       84.18%       77.57%       96.17%
================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                          Pct. Of                      Weighted               Weighted
Remaining                                 Pool By                        Avg.       Avg.        Avg.
Months To     Number of     Principal    Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Maturity        Loans        Balance      Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
1 - 180              482    $16,102,236       11.87%         10.429%        644     $33,407       91.96%       76.72%       96.84%
181 - 240            180      7,128,914        5.26          10.430         643      39,605       96.71        57.00       100.00
241 - 360          1,000    112,411,834       82.87           7.985         639     112,412       82.27        78.99        95.84
----------------------------------------------------------------------------------------------------------------------------------
Total:             1,662   $135,642,984      100.00%          8.404%        640     $81,614       84.18%       77.57%       96.17%
===================================================================================================================================


                       Distribution by Amortization Type

                                               Pct. Of                    Weighted               Weighted
                                               Pool By                      Avg.       Avg.        Avg.
Amortization      Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Type                Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                  1,373   $123,894,798        91.34%          8.199%      639     $90,237       82.94%       77.63%     95.85%
15/30 Balloon            272      9,624,461         7.10          11.189       651      35,384       99.46        78.00      99.50
Fixed IO                   5      1,484,060         1.09           6.489       663     296,812       81.90        83.63     100.00
BalloonIO                 12        639,665         0.47          10.542       634      53,305       99.61        45.94     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 1,662   $135,642,984       100.00%          8.404%      640     $81,614       84.18%       77.57%     96.17%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - ARM Collateral (1)

 Scheduled Principal Balance:                                     $671,973,917
 Number of Mortgage Loans:                                               3,452
 Average Scheduled Principal Balance:                                 $194,662
 Weighted Average Gross Coupon:                                         7.364%
 Weighted Average Net Coupon: (2)                                       6.861%
 Weighted Average Original FICO Score:                                     619
 Weighted Average Original LTV Ratio:                                   81.06%
 Weighted Average Combined Original LTV Ratio:                          81.06%
 Weighted Average Stated Remaining Term (months):                          357
 Weighted Average Seasoning(months):                                         3
 Weighted Average Months to Roll: (3)                                       25
 Weighted Average Gross Margin: (3)                                      6.95%
 Weighted Average Initial Rate Cap: (3)                                  3.00%
 Weighted Average Periodic Rate Cap: (3)                                 1.25%
 Weighted Average Gross Maximum Lifetime Rate: (3)                      14.31%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                          Pct. Of                      Weighted               Weighted
                                          Pool By                        Avg.       Avg.        Avg.
             Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Originator     Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
Acoustic            180    $33,937,247         5.05%          7.317%        611    $188,540       80.68%       49.23%       93.90%
First NLC         1,692    301,952,835        44.94           7.495         623     178,459       81.28        50.92        98.40
Fremont           1,580    336,083,836        50.01           7.251         615     212,711       80.90        65.41        92.66
----------------------------------------------------------------------------------------------------------------------------------
Total:            3,452   $671,973,917       100.00%          7.364%        619    $194,662       81.06%       58.08%       95.30%
==================================================================================================================================


                   Distribution by Current Principal Balance


                                                Pct. Of                    Weighted               Weighted
                                                Pool By                      Avg.       Avg.        Avg.
Current Principal    Number of     Principal   Principal   Weighted Avg.   Current    Principal   Combined    Pct. Full  Pct. Owner
Balance                Loans        Balance     Balance     Gross Coupon     FICO      Balance  Original LTV     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              28     $1,305,922       0.19%          8.936%      581     $46,640       73.44%      69.90%     87.13%
$50,001 - $75,000           224     14,311,091       2.13           8.708       596      63,889       80.50       78.66      86.93
$75,001 - $100,000          389     34,643,452       5.16           7.829       600      89,058       80.02       75.10      94.13
$100,001 - $125,000         418     46,997,765       6.99           7.638       609     112,435       81.43       71.13      91.44
$125,001 - $150,000         428     59,031,932       8.78           7.734       611     137,925       82.03       67.53      94.43
$150,001 - $200,000         648    113,274,314      16.86           7.478       616     174,806       81.26       64.32      94.43
$200,001 - $250,000         475    106,321,937      15.82           7.328       616     223,836       80.52       56.42      96.56
$250,001 - $300,000         286     78,140,134      11.63           7.337       623     273,217       81.63       50.78      97.59
$300,001 - $350,000         206     66,657,071       9.92           7.147       621     323,578       81.66       44.95      97.13
$350,001 - $400,000         153     57,089,258       8.50           7.033       626     373,132       80.55       48.82      97.43
$400,001 & Above            197     94,201,042      14.02           6.878       635     478,178       80.61       51.46      94.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,452   $671,973,917     100.00%          7.364%      619    $194,662       81.06%      58.08%     95.30%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
                 Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Current Rate       Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             4     $1,446,053         0.22%          4.907%      643    $361,513       83.89%      100.00%     82.89%
5.00 - 5.49%             35      9,743,089         1.45           5.354       666     278,374       79.57        95.26      96.78
5.50 - 5.99%            136     36,426,625         5.42           5.779       653     267,843       78.08        92.58      97.15
6.00 - 6.49%            292     68,611,053        10.21           6.241       639     234,969       80.41        75.69      97.73
6.50 - 6.99%            659    147,336,079        21.93           6.746       639     223,575       80.55        54.29      96.68
7.00 - 7.49%            542    114,584,636        17.05           7.214       622     211,411       81.69        53.31      94.58
7.50 - 7.99%            754    139,467,857        20.75           7.697       610     184,971       81.45        48.80      93.80
8.00 - 8.49%            364     58,673,853         8.73           8.209       597     161,192       82.43        51.03      94.77
8.50 - 8.99%            332     51,359,899         7.64           8.721       589     154,698       82.75        49.81      93.12
9.00% & Above           334     44,324,772         6.60           9.628       559     132,709       79.80        66.05      95.38
----------------------------------------------------------------------------------------------------------------------------------
Total:                3,452   $671,973,917       100.00%          7.364%      619    $194,662       81.06%       58.08%     95.30%
==================================================================================================================================


                          Distribution by Credit Score

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
                Number of     Principal    Principal    Weighted Avg.    Current    Principal   Combined     Pct. Full  Pct. Owner
Credit Score      Loans        Balance      Balance      Gross Coupon      FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
740 & Above             75    $16,533,856        2.46%           6.955%       760    $220,451       84.20%       39.75%     92.36%
720 - 739               60     14,918,711        2.22            7.009        726     248,645       82.79        36.78      86.84
700 - 719              122     25,766,174        3.83            7.041        709     211,198       83.48        39.82      92.50
680 - 699              191     43,506,053        6.47            6.901        689     227,780       82.89        39.38      94.10
660 - 679              261     54,157,313        8.06            6.996        669     207,499       83.51        45.14      93.38
640 - 659              405     86,615,477       12.89            6.995        648     213,865       82.90        47.12      94.88
620 - 639              574    117,713,569       17.52            7.086        629     205,076       81.97        53.07      94.99
600 - 619              404     72,950,680       10.86            7.251        609     180,571       82.35        71.20      95.08
580 - 599              384     69,475,984       10.34            7.459        588     180,927       82.32        75.99      96.24
560 - 579              262     46,893,154        6.98            7.840        569     178,982       78.89        66.63      97.16
540 - 559              278     48,257,902        7.18            7.974        550     173,590       76.58        68.70      97.11
520 - 539              240     41,634,359        6.20            8.348        529     173,476       74.33        70.42      98.05
500 - 519              195     33,462,733        4.98            8.375        509     171,604       75.03        73.47      99.50
499 & Below              1         87,951        0.01            8.900        499      87,951       67.18       100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:               3,452   $671,973,917      100.00%           7.364%       619    $194,662       81.06%       58.08%     95.30%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                     Pct. Of                        Weighted               Weighted
                                     Pool By                          Avg.       Avg.        Avg.
        Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Lien      Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
First        3,452   $671,973,917       100.00%            7.364%        619    $194,662       81.06%       58.08%       95.30%
-------------------------------------------------------------------------------------------------------------------------------
Total:       3,452   $671,973,917       100.00%            7.364%        619    $194,662       81.06%       58.08%       95.30%
===============================================================================================================================

                     Distribution by Combined Original LTV

                                            Pct. Of                    Weighted               Weighted
                                            Pool By                      Avg.       Avg.        Avg.
Combined         Number of     Principal   Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Original LTV       Loans        Balance     Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          126    $20,597,613       3.07%          7.682%      570    $163,473       50.19%       58.98%       90.55%
60.01 - 70.00%          240     46,609,941       6.94           7.809       568     194,208       66.90        60.08        96.55
70.01 - 80.00%        1,871    377,579,684      56.19           7.176       626     201,806       79.11        46.47        97.65
80.01 - 85.00%          327     58,734,082       8.74           7.439       597     179,615       84.44        74.06        93.50
85.01 - 90.00%          633    123,740,009      18.41           7.411       622     195,482       89.81        81.01        87.71
90.01 - 95.00%           90     16,738,152       2.49           7.626       639     185,979       94.42        81.50       100.00
95.01 - 100.00%         165     27,974,436       4.16           8.404       660     169,542       99.91        61.87        99.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                3,452   $671,973,917     100.00%          7.364%      619    $194,662       81.06%       58.08%       95.30%
==================================================================================================================================


                          Distribution by Original LTV

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
                 Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Original LTV       Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          126    $20,597,613         3.07%          7.682%      570    $163,473       50.19%       58.98%     90.55%
60.01 - 70.00%          240     46,609,941         6.94           7.809       568     194,208       66.90        60.08      96.55
70.01 - 80.00%        1,871    377,579,684        56.19           7.176       626     201,806       79.11        46.47      97.65
80.01 - 85.00%          327     58,734,082         8.74           7.439       597     179,615       84.44        74.06      93.50
85.01 - 90.00%          633    123,740,009        18.41           7.411       622     195,482       89.81        81.01      87.71
90.01 - 95.00%           90     16,738,152         2.49           7.626       639     185,979       94.42        81.50     100.00
95.01 - 100.00%         165     27,974,436         4.16           8.404       660     169,542       99.91        61.87      99.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                3,452   $671,973,917       100.00%          7.364%      619    $194,662       81.06%       58.08%     95.30%
==================================================================================================================================


                         Distribution by Documentation

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full  Pct. Owner
Documentation    Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc     Occupied3
----------------------------------------------------------------------------------------------------------------------------------
Easy                   36     $9,092,047         1.35%          7.574%        572    $252,557       79.25%        0.00%    100.00%
Full                2,173    390,312,789        58.08           7.249         607     179,619       82.11       100.00      93.85
Limited                12      1,846,717         0.27           7.208         599     153,893       82.99         0.00      96.77
Stated              1,231    270,722,364        40.29           7.523         637     219,921       79.60         0.00      97.23
----------------------------------------------------------------------------------------------------------------------------------
Total:              3,452   $671,973,917       100.00%          7.364%        619    $194,662       81.06%       58.08%     95.30%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Purpose           Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase             1,698   $337,260,811        50.19%          7.223%      647    $198,622       82.66%       48.43%       93.81%
Cashout Refi         1,685    322,390,039        47.98           7.510       590     191,329       79.40        67.56        96.87
Rate/Term Refi          69     12,323,067         1.83           7.397       595     178,595       80.55        74.50        95.09
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,452   $671,973,917       100.00%          7.364%      619    $194,662       81.06%       58.08%       95.30%
===================================================================================================================================

                           Distribution by Occupancy

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
                 Number of     Principal   Principal     Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Occupancy          Loans        Balance     Balance       Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        3,256   $640,420,442      95.30%            7.354%      618    $196,689       81.00%       57.20%    100.00%
Non Owner               183     27,939,746       4.16             7.653       643     152,676       82.57        76.84       0.00
Second Home              13      3,613,729       0.54             6.879       639     277,979       79.99        70.21       0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                3,452   $671,973,917     100.00%            7.364%      619    $194,662       81.06%       58.08%     95.30%
==================================================================================================================================


                         Distribution by Property Type

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Property Type     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family        2,889   $555,219,439        82.63%          7.367%      615    $192,184       81.00%       58.91%     95.98%
2-4 Family             225     56,939,833         8.47           7.329       643     253,066       80.94        52.70      88.60
Condo                  225     39,266,296         5.84           7.397       637     174,517       81.45        56.15      94.86
Townhouse               69     12,390,216         1.84           7.352       627     179,568       82.05        49.34      96.61
PUD                     44      8,158,134         1.21           7.234       616     185,412       82.53        61.90      96.40
---------------------------------------------------------------------------------------------------------------------------------
Total:               3,452   $671,973,917       100.00%          7.364%      619    $194,662       81.06%       58.08%     95.30%
=================================================================================================================================


                             Distribution by State

                                      Pct. Of                        Weighted               Weighted
                                      Pool By                          Avg.       Avg.        Avg.
         Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
State      Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
CA              858   $240,393,204        35.77%            6.996%        631    $280,179       79.18%       45.27%       95.74%
FL              506     73,070,173        10.87             7.638         614     144,407       82.24        70.98        96.29
IL              378     66,636,457         9.92             7.577         613     176,287       82.63        63.61        95.33
NY              136     39,489,301         5.88             7.234         621     290,363       81.54        42.35        94.04
MD              149     27,640,978         4.11             7.423         610     185,510       80.83        59.13        94.58
NJ              117     26,777,235         3.98             7.682         608     228,865       79.51        53.80        93.82
VA               94     18,670,235         2.78             7.398         611     198,620       82.49        68.25        97.94
MA               79     17,782,587         2.65             7.435         605     225,096       77.58        61.89        96.69
MI              135     16,635,137         2.48             8.119         607     123,223       84.37        67.85        95.52
NV               55     12,085,153         1.80             7.257         624     219,730       81.25        70.34        93.66
Other           945    132,793,458        19.76             7.634         609     140,522       83.08        72.47        94.35
--------------------------------------------------------------------------------------------------------------------------------
Total:        3,452   $671,973,917       100.00%            7.364%        619    $194,662       81.06%       58.08%       95.30%
================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                        Pct. Of                        Weighted               Weighted
                                        Pool By                          Avg.       Avg.        Avg.
           Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Zip          Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
94565              10     $2,930,760         0.44%            6.905%        661    $293,076       81.85%       26.66%      100.00%
95127               6      2,413,107         0.36             6.402         650     402,184       79.73        33.00       100.00
95407               7      2,401,372         0.36             7.531         643     343,053       83.66         0.00       100.00
92553              10      2,109,053         0.31             7.161         631     210,905       82.87        39.13       100.00
92563               6      2,011,786         0.30             6.694         626     335,298       77.78        69.98       100.00
94513               6      1,977,576         0.29             6.721         613     329,596       77.42        54.11       100.00
20706               7      1,964,664         0.29             7.235         643     280,666       87.93        50.96        90.97
92336               7      1,931,213         0.29             8.068         585     275,888       79.13        51.18       100.00
94531               5      1,832,893         0.27             7.297         605     366,579       78.88        54.83       100.00
90062               6      1,735,265         0.26             7.340         656     289,211       80.00        49.87       100.00
Other           3,382    650,666,229        96.83             7.372         618     192,391       81.06        58.64        95.18
----------------------------------------------------------------------------------------------------------------------------------
Total:          3,452   $671,973,917       100.00%            7.364%        619    $194,662       81.06%       58.08%       95.30%
==================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                         Pct. Of                      Weighted               Weighted
Remaining                                Pool By                        Avg.       Avg.        Avg.
Months To     Number of     Principal   Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Maturity        Loans        Balance     Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 180                1       $103,370       0.02%          7.500%        544    $103,370       60.82%      100.00%      100.00%
241 - 360          3,451    671,870,547      99.98           7.364         619     194,689       81.06        58.08        95.30
---------------------------------------------------------------------------------------------------------------------------------
Total:             3,452   $671,973,917     100.00%          7.364%        619    $194,662       81.06%       58.08%       95.30%
=================================================================================================================================


                       Distribution by Amortization Type

                                           Pct. Of                     Weighted               Weighted
                                           Pool By                       Avg.       Avg.        Avg.
Amortization    Number of     Principal   Principal    Weighted Avg.   Current    Principal   Combined    Pct. Full    Pct. Owner
Type              Loans        Balance     Balance      Gross Coupon     FICO      Balance  Original LTV     Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
2 Yr ARM             1,845   $357,266,167      53.17%           7.464%      610    $193,640       81.29%      59.11%       92.87%
3 Yr ARM               975    152,113,203      22.64            7.737       605     156,014       80.42       65.22        97.41
2 Yr ARM IO            390     96,437,729      14.35            6.721       646     247,276       81.55       67.10        98.92
3 Yr ARM IO            226     62,581,604       9.31            6.893       660     276,910       80.43       20.07        99.31
5 Yr ARM                16      3,575,215       0.53            7.094       652     223,451       83.38       74.06        81.44
---------------------------------------------------------------------------------------------------------------------------------
Total:               3,452   $671,973,917     100.00%           7.364%      619    $194,662       81.06%      58.08%       95.30%
=================================================================================================================================


                      Distribution by Initial Periodic Cap

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
Initial         Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Periodic Cap      Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
2.00%                    1       $157,391         0.02%          7.750%      664    $157,391      100.00%      100.00%    100.00%
3.00%                3,451    671,816,526        99.98           7.364       619     194,673       81.06        58.07      95.30
---------------------------------------------------------------------------------------------------------------------------------
Total:               3,452   $671,973,917       100.00%          7.364%      619    $194,662       81.06%       58.08%     95.30%
=================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full  Pct. Owner
Periodic Cap      Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                1,872   $335,890,082        49.99%          7.477%        622    $179,428       81.22%       50.75%     97.95%
1.50%                1,580    336,083,836        50.01           7.251         615     212,711       80.90        65.41      92.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,452   $671,973,917       100.00%          7.364%        619    $194,662       81.06%       58.08%     95.30%
===================================================================================================================================


                      Distribution by Months to Rate Reset

                                           Pct. Of                    Weighted               Weighted
                                           Pool By                      Avg.       Avg.        Avg.
Months To     Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Rate Reset      Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
1-12                   2       $453,561         0.07%          7.866%      608    $226,780       79.86%      100.00%       34.15%
13 - 24            2,194    448,028,315        66.67           7.299       618     204,206       81.32        60.89        94.30
25 - 36            1,234    218,051,269        32.45           7.511       620     176,703       80.49        51.76        97.83
37 - 48                6      1,865,558         0.28           6.201       657     310,926       81.54        83.32        83.19
49 & Above            16      3,575,215         0.53           7.094       652     223,451       83.38        74.06        81.44
---------------------------------------------------------------------------------------------------------------------------------
Total:             3,452   $671,973,917       100.00%          7.364%      619    $194,662       81.06%       58.08%       95.30%
=================================================================================================================================


                       Distribution by Life Maximum Rate

                                                Pct. Of                    Weighted               Weighted
                                                Pool By                      Avg.       Avg.        Avg.
                   Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Life Maximum Rate    Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             18     $5,184,684         0.77%          5.361%      666    $288,038       78.67%       89.38%     89.18%
12.00 - 12.49%             43     11,855,385         1.76           5.639       660     275,707       80.42        76.59      99.66
12.50 - 12.99%            173     43,793,893         6.52           5.994       648     253,144       78.83        80.87      97.09
13.00 - 13.49%            300     68,905,222        10.25           6.305       638     229,684       80.51        75.46      97.67
13.50 - 13.99%            643    142,743,540        21.24           6.776       637     221,996       80.60        55.49      96.47
14.00 - 14.49%            533    112,001,025        16.67           7.230       621     210,133       81.68        54.19      94.19
14.50 - 14.99%            743    137,336,342        20.44           7.714       610     184,840       81.41        48.60      93.68
15.00 - 15.49%            358     58,338,920         8.68           8.234       597     162,958       82.13        51.14      95.39
15.50 - 15.99%            326     50,210,834         7.47           8.738       590     154,021       82.82        49.74      93.55
16.00% & Above            315     41,604,072         6.19           9.647       561     132,076       79.94        66.64      95.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                  3,452   $671,973,917       100.00%          7.364%      619    $194,662       81.06%       58.08%     95.30%
====================================================================================================================================


                             Distribution by Margin

                                            Pct. Of                     Weighted               Weighted
                                            Pool By                       Avg.       Avg.        Avg.
               Number of     Principal     Principal    Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Margin           Loans        Balance       Balance      Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           5       $955,343         0.14%           6.303%      615    $191,069       79.78%       44.93%      100.00%
5.00 - 5.49%           91     18,894,972         2.81            6.528       660     207,637       81.37        44.07        93.08
5.50 - 5.99%          238     43,653,376         6.50            7.018       630     183,418       81.73        62.48        97.08
6.00 - 6.49%          267     56,120,751         8.35            6.546       644     210,190       79.95        47.70        99.24
6.50 - 6.99%        1,904    400,882,031        59.66            7.270       618     210,547       80.75        60.15        93.74
7.00% & Above         947    151,467,443        22.54            8.127       602     159,945       82.06        57.03        97.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:              3,452   $671,973,917       100.00%           7.364%      619    $194,662       81.06%       58.08%       95.30%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Group I Mortgage Loans - All Collateral (1)

 Scheduled Principal Balance:                                      $300,416,985
 Number of Mortgage Loans:                                                2,071
 Average Scheduled Principal Balance:                                  $145,059
 Weighted Average Gross Coupon:                                          7.555%
 Weighted Average Net Coupon: (2)                                        7.052%
 Weighted Average Current FICO Score:                                       623
 Weighted Average Original LTV Ratio:                                    76.57%
 Weighted Average Combined Original LTV Ratio:                           81.56%
 Weighted Average Stated Remaining Term (months):                           352
 Weighted Average Seasoning(months):                                          3
 Weighted Average Months to Roll: (3)                                        25
 Weighted Average Gross Margin: (3)                                       6.96%
 Weighted Average Initial Rate Cap: (3)                                   3.00%
 Weighted Average Periodic Rate Cap: (3)                                  1.24%
 Weighted Average Gross Maximum Lifetime Rate: (3)                       14.31%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                         Pct. Of                      Weighted               Weighted
                                         Pool By                        Avg.       Avg.        Avg.
              Number of     Principal   Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Originator      Loans        Balance     Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
Acoustic             100    $16,758,373       5.58%          7.381%        622    $167,584       81.17%       49.84%       93.62%
First NLC          1,003    132,443,380      44.09           7.744         625     132,047       82.51        58.70        98.97
Fremont              968    151,215,232      50.34           7.409         621     156,214       80.77        74.26        93.99
---------------------------------------------------------------------------------------------------------------------------------
Total:             2,071   $300,416,985     100.00%          7.555%        623    $145,059       81.56%       66.04%       96.17%
=================================================================================================================================


                   Distribution by Current Principal Balance

                                                Pct. Of                    Weighted               Weighted
                                                Pool By                      Avg.       Avg.        Avg.
Current Principal    Number of     Principal   Principal   Weighted Avg.   Current    Principal   Combined   Pct. Full   Pct. Owner
Balance                Loans        Balance     Balance     Gross Coupon     FICO      Balance  Original LTV    Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             316     $9,819,908       3.27%         10.580%      647     $31,076       96.17%     69.57%      97.93%
$50,001 - $75,000           224     14,049,819       4.68           9.371       622      62,722       87.21      71.14       90.79
$75,001 - $100,000          238     20,897,207       6.96           8.187       607      87,803       81.04      72.75       92.76
$100,001 - $125,000         208     23,396,747       7.79           7.787       612     112,484       81.82      75.41       94.56
$125,001 - $150,000         211     29,018,757       9.66           7.780       617     137,530       80.64      69.19       98.15
$150,001 - $200,000         338     58,982,503      19.63           7.365       620     174,504       80.75      72.72       95.86
$200,001 - $250,000         250     56,224,672      18.72           7.215       620     224,899       80.55      63.33       97.12
$250,001 - $300,000         147     40,179,499      13.37           7.199       628     273,330       80.88      57.46       98.66
$300,001 - $350,000         102     33,018,369      10.99           6.886       629     323,709       81.11      50.56       96.15
$350,001 - $400,000          23      8,346,545       2.78           6.611       623     362,893       75.82      68.56       95.43
$400,001 & Above             14      6,482,960       2.16           6.686       692     463,069       82.09      71.46       93.20
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,071   $300,416,985     100.00%          7.555%      623    $145,059       81.56%     66.04%      96.17%
===================================================================================================================================

                          Distribution by Current Rate



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full   Pct. Owner
Current Rate     Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           3       $634,381         0.21%          4.785%        667    $211,460       89.73%      100.00%      60.99%
5.00 - 5.49%           21      5,191,014         1.73           5.371         671     247,191       78.20       100.00       93.96
5.50 - 5.99%           86     18,649,839         6.21           5.768         660     216,859       78.09        90.82       97.95
6.00 - 6.49%          205     41,989,864        13.98           6.240         643     204,829       78.72        81.30       96.28
6.50 - 6.99%          366     70,437,863        23.45           6.755         638     192,453       80.03        59.95       97.09
7.00 - 7.49%          232     42,233,529        14.06           7.203         623     182,041       81.83        63.25       96.95
7.50 - 7.99%          131     19,378,446         6.45           7.691         617     147,927       81.32        69.66       92.58
8.00 - 8.49%          163     24,073,767         8.01           8.217         599     147,692       82.81        54.29       95.76
8.50 - 8.99%          236     32,584,130        10.85           8.733         595     138,068       82.67        49.64       94.39
9.00% & Above         628     45,244,153        15.06          10.121         595      72,045       86.67        65.87       96.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:              2,071   $300,416,985       100.00%          7.555%        623    $145,059       81.56%       66.04%      96.17%
===================================================================================================================================


                          Distribution by Credit Score

                                            Pct. Of                    Weighted               Weighted
                                            Pool By                      Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Credit Score     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
740 & Above            63    $10,915,706         3.63%          6.911%      759    $173,265       84.20%       55.06%       91.74%
720 - 739              49      7,425,672         2.47           7.468       727     151,544       85.09        48.13        88.69
700 - 719              80     11,185,424         3.72           7.064       709     139,818       82.74        48.63        93.90
680 - 699             145     21,553,277         7.17           7.062       689     148,643       84.16        49.87        92.20
660 - 679             191     25,406,562         8.46           7.260       668     133,019       85.25        50.33        97.29
640 - 659             266     38,104,580        12.68           7.159       648     143,250       83.88        63.96        97.49
620 - 639             358     49,676,580        16.54           7.425       629     138,761       83.33        61.97        97.65
600 - 619             253     35,125,498        11.69           7.354       609     138,836       81.26        81.68        95.88
580 - 599             209     31,892,615        10.62           7.539       588     152,596       81.96        80.16        96.89
560 - 579             128     20,880,704         6.95           8.025       570     163,131       76.82        74.01        95.74
540 - 559             131     18,252,847         6.08           8.251       550     139,335       76.76        68.71        98.19
520 - 539             126     19,600,697         6.52           8.752       529     155,561       74.34        74.39        96.06
500 - 519              72     10,396,823         3.46           8.954       510     144,400       75.02        75.43        98.39
----------------------------------------------------------------------------------------------------------------------------------
Total:              2,071   $300,416,985       100.00%          7.555%      623    $145,059       81.56%       66.04%       96.17%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                      Pct. Of                        Weighted               Weighted
                                      Pool By                          Avg.       Avg.        Avg.
         Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Lien       Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
First         1,641   $281,651,944        93.75%            7.356%        621    $171,634       80.39%       66.27%       95.95%
Second          430     18,765,041         6.25            10.542         656      43,640       99.15        62.54        99.38
--------------------------------------------------------------------------------------------------------------------------------
Total:        2,071   $300,416,985       100.00%            7.555%        623    $145,059       81.56%       66.04%       96.17%
================================================================================================================================


                     Distribution by Combined Original LTV

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
Combined         Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Original LTV       Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           85    $12,400,669         4.13%          7.707%      583    $145,890       49.53%       67.64%     87.95%
60.01 - 70.00%          138     22,538,371         7.50           7.976       582     163,322       66.34        65.89      98.12
70.01 - 80.00%          854    151,477,339        50.42           7.074       628     177,374       79.03        57.10      97.53
80.01 - 85.00%          162     27,557,185         9.17           7.516       604     170,106       84.40        82.74      96.71
85.01 - 90.00%          295     49,292,059        16.41           7.445       626     167,092       89.77        83.01      90.38
90.01 - 95.00%           81      7,826,178         2.61           8.116       637      96,619       94.52        81.99      98.93
95.01 - 100.00%         455     29,300,241         9.75           9.729       655      64,396       99.96        63.22      99.59
100.01% & Above           1         24,944         0.01           9.990       647      24,944      103.33         0.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                2,071   $300,416,985       100.00%          7.555%      623    $145,059       81.56%       66.04%     96.17%
==================================================================================================================================


                          Distribution by Original LTV

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
                 Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full   Pct. Owner
Original LTV       Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          515    $31,165,710        10.37%          9.414%      627     $60,516       79.41%       64.57%      94.83%
60.01 - 70.00%          138     22,538,371         7.50           7.976       582     163,322       66.34        65.89       98.12
70.01 - 80.00%          852    151,262,349        50.35           7.070       628     177,538       79.03        57.04       97.52
80.01 - 85.00%          161     27,485,316         9.15           7.513       604     170,716       84.40        82.70       96.70
85.01 - 90.00%          288     48,927,191        16.29           7.430       626     169,886       89.77        83.50       90.31
90.01 - 95.00%           40      6,659,938         2.22           7.693       631     166,498       94.46        84.66      100.00
95.01 - 100.00%          77     12,378,110         4.12           8.554       656     160,755       99.96        63.98       99.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,071   $300,416,985       100.00%          7.555%      623    $145,059       81.56%       66.04%      96.17%
===================================================================================================================================


                         Distribution by Documentation

                                           Pct. Of                      Weighted               Weighted
                                           Pool By                        Avg.       Avg.        Avg.
              Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Documentation   Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Easy                  14     $3,181,540         1.06%          7.386%        608    $227,253       75.43%        0.00%       96.08%
Full               1,424    198,389,867        66.04           7.396         615     139,319       82.07       100.00        95.66
Limited                5      1,028,353         0.34           6.705         610     205,671       82.71         0.00       100.00
Stated               628     97,817,225        32.56           7.894         639     155,760       80.71         0.00        97.15
-----------------------------------------------------------------------------------------------------------------------------------
Total:             2,071   $300,416,985       100.00%          7.555%        623    $145,059       81.56%       66.04%       96.17%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full   Pct. Owner
Purpose          Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase            1,118   $148,283,486        49.36%          7.510%        649    $132,633       84.16%       55.25%      95.23%
Cashout Refi          914    146,338,145        48.71           7.602         597     160,107       79.01        76.57       97.04
Rate/Term Refi         39      5,795,354         1.93           7.524         597     148,599       79.68        76.10       98.27
-----------------------------------------------------------------------------------------------------------------------------------
Total:              2,071   $300,416,985       100.00%          7.555%        623    $145,059       81.56%       66.04%      96.17%
===================================================================================================================================

                           Distribution by Occupancy

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Occupancy         Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied       1,980   $288,903,828        96.17%          7.554%      622    $145,911       81.65%       65.69%    100.00%
Non Owner               82     10,250,678         3.41           7.646       643     125,008       79.22        76.05       0.00
Second Home              9      1,262,480         0.42           7.063       641     140,276       79.85        63.89       0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:               2,071   $300,416,985       100.00%          7.555%      623    $145,059       81.56%       66.04%     96.17%
=================================================================================================================================


                         Distribution by Property Type

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
                 Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined    Pct. Full    Pct. Owner
Property Type      Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV     Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family         1,702   $241,810,878        80.49%          7.584%      618    $142,075       81.46%      66.82%       96.67%
2-4 Family              147     31,029,409        10.33           7.289       650     211,084       80.69       63.35        90.85
Condo                   155     18,088,363         6.02           7.674       637     116,699       82.85       62.47        97.08
Townhouse                40      5,263,927         1.75           7.631       626     131,598       85.65       58.66        98.27
PUD                      27      4,224,409         1.41           7.256       623     156,460       83.37       65.64       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,071   $300,416,985       100.00%          7.555%      623    $145,059       81.56%      66.04%       96.17%
===================================================================================================================================


                             Distribution by State

                                         Pct. Of                        Weighted               Weighted
                                         Pool By                          Avg.       Avg.        Avg.
            Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
State         Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                 467    $90,418,026        30.10%            7.175%        639    $193,615       79.47%       53.06%       95.38%
FL                 366     41,148,968        13.70             7.921         615     112,429       82.75        73.94        96.95
IL                 175     26,365,045         8.78             7.659         618     150,657       82.70        67.57        97.61
NY                  84     17,979,443         5.98             7.276         621     214,041       79.91        58.34        96.19
MD                  89     13,459,856         4.48             7.526         612     151,234       81.11        66.67        97.39
NJ                  61     12,261,171         4.08             7.543         609     201,003       77.93        65.59        96.39
VA                  57      9,061,870         3.02             7.447         623     158,980       82.88        80.11        95.86
MI                  86      8,547,052         2.85             8.532         603      99,384       85.73        67.77        95.24
MA                  47      8,016,477         2.67             7.587         618     170,563       76.59        54.03        96.98
WA                  43      5,585,131         1.86             7.232         628     129,887       83.40        78.97       100.00
Other              596     67,573,947        22.49             7.799         616     113,379       84.11        78.25        95.64
-----------------------------------------------------------------------------------------------------------------------------------
Total:           2,071   $300,416,985       100.00%            7.555%        623    $145,059       81.56%       66.04%       96.17%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                        Pct. Of                        Weighted               Weighted
                                        Pool By                          Avg.       Avg.        Avg.
           Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Zip          Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
94565               7     $2,050,760         0.68%            6.849%        659    $292,966       82.65%       38.09%      100.00%
92553               7      1,246,446         0.41             7.134         626     178,064       81.94        67.15       100.00
90062               4      1,231,838         0.41             7.570         658     307,959       80.00        54.84       100.00
33196               6      1,199,712         0.40             7.111         643     199,952       88.35        84.44       100.00
11422               3      1,141,631         0.38             6.769         622     380,544       83.75        28.61       100.00
92504               6      1,106,650         0.37             6.502         657     184,442       82.31        79.70       100.00
92563               4      1,070,021         0.36             7.115         593     267,505       77.31        68.74       100.00
60139               6      1,058,087         0.35             8.014         583     176,348       79.64        55.19       100.00
94513               4        989,920         0.33             6.427         651     247,480       81.43        71.71       100.00
94561               4        970,186         0.32             6.857         682     242,547       76.77        66.07       100.00
Other           2,020    288,351,736        95.98             7.577         622     142,748       81.56        66.31        96.01
----------------------------------------------------------------------------------------------------------------------------------
Total:          2,071   $300,416,985       100.00%            7.555%        623    $145,059       81.56%       66.04%       96.17%
==================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                           Pct. Of                      Weighted               Weighted
Remaining                                  Pool By                        Avg.       Avg.        Avg.
Months To     Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Maturity        Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180              152     $5,913,653         1.97%         10.056%        649     $38,906       91.51%       72.65%       95.40%
181 - 240             66      2,827,233         0.94           9.851         655      42,837       94.77        48.15       100.00
241 - 360          1,853    291,676,099        97.09           7.483         622     157,408       81.23        66.08        96.15
-----------------------------------------------------------------------------------------------------------------------------------
Total:             2,071   $300,416,985       100.00%          7.555%        623    $145,059       81.56%       66.04%       96.17%
===================================================================================================================================


                       Distribution by Amortization Type

                                           Pct. Of                     Weighted               Weighted
                                           Pool By                       Avg.       Avg.        Avg.
Amortization    Number of     Principal   Principal  Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Type              Loans        Balance     Balance    Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
2 Yr ARM               750   $129,749,827      43.19%         7.478%        610    $173,000       80.78%       64.22%       94.11%
3 Yr ARM               424     60,336,814      20.08          7.868         602     142,304       80.92        71.55        97.93
Fixed                  526     46,308,082      15.41          8.260         643      88,038       83.85        75.52        97.42
2 Yr ARM IO            172     36,518,425      12.16          6.614         648     212,316       81.42        73.98        98.26
3 Yr ARM IO             88     21,940,879       7.30          6.721         669     249,328       80.26        26.29        98.57
15/30 Balloon          101      3,668,523       1.22         10.879         659      36,322       99.23        76.90        99.12
5 Yr ARM                 4      1,103,835       0.37          6.597         683     275,959       80.64        77.59        60.06
Fixed IO                 3        674,000       0.22          7.350         607     224,667       84.19        63.95       100.00
Balloon IO               3        116,600       0.04         10.424         625      38,867      100.00        21.96       100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:               2,071   $300,416,985     100.00%         7.555%        623    $145,059       81.56%       66.04%       96.17%
==================================================================================================================================


                      Distribution by Initial Periodic Cap



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Pct. Of                    Weighted               Weighted
                                            Pool By                      Avg.       Avg.        Avg.
Initial        Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Periodic Cap     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
3.00%               1,438   $249,649,780        83.10%          7.375%      619    $173,609       80.86%       64.15%       95.88%
N/A                   633     50,767,205        16.90           8.442       643      80,201       85.00        75.35        97.58
----------------------------------------------------------------------------------------------------------------------------------
Total:              2,071   $300,416,985       100.00%          7.555%      623    $145,059       81.56%       66.04%       96.17%
==================================================================================================================================


                          Distribution by Periodic Cap

                                            Pct. Of                    Weighted               Weighted
                                            Pool By                      Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Periodic Cap     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
1.00%                 783   $127,884,431        42.57%          7.509%      622    $163,326       81.51%       56.16%       98.37%
1.50%                 655    121,765,349        40.53           7.235       616     185,901       80.18        72.53        93.27
N/A                   633     50,767,205        16.90           8.442       643      80,201       85.00        75.35        97.58
----------------------------------------------------------------------------------------------------------------------------------
Total:              2,071   $300,416,985       100.00%          7.555%      623    $145,059       81.56%       66.04%       96.17%
===============\===================================================================================================================


                      Distribution by Months to Rate Reset

                                           Pct. Of                    Weighted               Weighted
                                           Pool By                      Avg.       Avg.        Avg.
Months To     Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Rate Reset      Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
13 - 24              903   $163,705,186        54.49%          7.280%      618    $181,290       80.89%       66.74%       95.16%
25 - 36              527     83,488,202        27.79           7.589       618     158,422       80.80        58.67        98.07
37 - 48                4      1,352,558         0.45           6.381       672     338,140       82.12        76.99        76.82
49 & Above             4      1,103,835         0.37           6.597       683     275,959       80.64        77.59        60.06
N/A                  633     50,767,205        16.90           8.442       643      80,201       85.00        75.35        97.58
---------------------------------------------------------------------------------------------------------------------------------
Total:             2,071   $300,416,985       100.00%          7.555%      623    $145,059       81.56%       66.04%       96.17%
=================================================================================================================================


                       Distribution by Life Maximum Rate

                                                 Pct. Of                    Weighted               Weighted
                                                 Pool By                      Avg.       Avg.        Avg.
                    Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined    Pct. Full Pct. Owner
Life Maximum Rate     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV     Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              10     $2,435,476         0.81%          5.402%      680    $243,548       77.16%      95.41%    76.96%
12.00 - 12.49%              24      5,838,656         1.94           5.602       662     243,277       79.36       81.53     99.31
12.50 - 12.99%             105     22,391,941         7.45           6.043       653     213,257       79.36       76.16     98.30
13.00 - 13.49%             172     34,754,706        11.57           6.286       639     202,062       80.37       78.47     96.41
13.50 - 13.99%             303     58,332,247        19.42           6.754       636     192,516       80.78       59.78     96.76
14.00 - 14.49%             197     36,229,829        12.06           7.209       620     183,908       81.94       61.26     96.61
14.50 - 14.99%              96     14,818,122         4.93           7.785       606     154,355       81.67       63.67     90.27
15.00 - 15.49%             142     21,277,105         7.08           8.259       593     149,839       82.04       54.14     95.91
15.50 - 15.99%             187     28,293,940         9.42           8.764       593     151,304       82.44       45.11     94.66
16.00% & Above             202     25,277,758         8.41           9.786       560     125,137       78.99       71.01     95.61
N/A                        633     50,767,205        16.90           8.442       643      80,201       85.00       75.35     97.58
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,071   $300,416,985       100.00%          7.555%      623    $145,059       81.56%      66.04%    96.17%
===================================================================================================================================


                             Distribution by Margin

                                          Pct. Of                        Weighted               Weighted
                                          Pool By                          Avg.       Avg.        Avg.
               Number of     Principal   Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full   Pct. Owner
Margin           Loans        Balance     Balance       Gross Coupon       FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           2       $343,978       0.11%            7.017%        616    $171,989       79.73%       11.62%     100.00%
5.00 - 5.49%           48      9,463,170       3.15             6.459         667     197,149       81.31        45.39       92.75
5.50 - 5.99%          102     18,611,696       6.20             6.777         640     182,468       81.43        65.97       97.60
6.00 - 6.49%          121     22,762,016       7.58             6.379         654     188,116       79.85        50.80       98.75
6.50 - 6.99%          811    149,455,755      49.75             7.282         618     184,286       80.25        66.25       94.61
7.00% & Above         354     49,013,165      16.32             8.527         589     138,455       82.91        67.22       98.33
N/A                   633     50,767,205      16.90             8.442         643      80,201       85.00        75.35       97.58
-----------------------------------------------------------------------------------------------------------------------------------
Total:              2,071   $300,416,985     100.00%            7.555%        623    $145,059       81.56%       66.04%      96.17%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

               Group I Mortgage Loans - Fixed Rate Collateral (1)

 Scheduled Principal Balance:                                      $50,767,205
 Number of Mortgage Loans:                                                 633
 Average Scheduled Principal Balance:                                  $80,201
 Weighted Average Gross Coupon:                                         8.442%
 Weighted Average Net Coupon: (2)                                       7.939%
 Weighted Average Current FICO Score:                                      643
 Weighted Average Original LTV Ratio:                                   55.46%
 Weighted Average Combined Original LTV Ratio:                          85.00%
 Weighted Average Stated Remaining Term (months):                          329
 Weighted Average Seasoning(months):                                         3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                           Distribution by Originator

                                          Pct. Of                      Weighted               Weighted
                                          Pool By                        Avg.       Avg.        Avg.
             Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Originator     Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
Acoustic             12     $1,051,347         2.07%          8.460%        614     $87,612       89.94%       54.86%      100.00%
First NLC           308     20,265,975        39.92           8.891         646      65,799       87.33        67.57        98.30
Fremont             313     29,449,883        58.01           8.132         643      94,089       83.22        81.43        97.00
----------------------------------------------------------------------------------------------------------------------------------
Total:              633    $50,767,205       100.00%          8.442%        643     $80,201       85.00%       75.35%       97.58%
==================================================================================================================================



                   Distribution by Current Principal Balance

                                                Pct. Of                    Weighted               Weighted
                                                Pool By                      Avg.       Avg.        Avg.
Current Principal    Number of     Principal   Principal   Weighted Avg.   Current    Principal   Combined   Pct. Full  Pct. Owner
Balance                Loans        Balance     Balance     Gross Coupon     FICO      Balance  Original LTV    Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             298     $8,967,597      17.66%         10.725%      654     $30,093       98.59%     69.40%     98.70%
$50,001 - $75,000           105      6,434,572      12.67           9.993       650      61,282       95.64      64.75      98.15
$75,001 - $100,000           62      5,348,307      10.53           8.835       637      86,263       85.74      71.31      93.35
$100,001 - $125,000          40      4,522,410       8.91           8.499       617     113,060       81.50      77.86      97.25
$125,001 - $150,000          32      4,347,076       8.56           8.079       647     135,846       82.01      72.51     100.00
$150,001 - $200,000          49      8,511,357      16.77           7.105       641     173,701       76.45      89.63      93.97
$200,001 - $250,000          21      4,673,231       9.21           7.013       632     222,535       77.18      80.80     100.00
$250,001 - $300,000          15      4,106,299       8.09           6.826       644     273,753       77.90      85.84     100.00
$300,001 - $350,000           8      2,613,176       5.15           6.822       660     326,647       79.81      61.06     100.00
$350,001 - $400,000           2        744,611       1.47           6.785       645     372,305       67.97      47.08     100.00
$400,001 & Above              1        498,569       0.98           6.250       682     498,569       83.33     100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                      633    $50,767,205     100.00%          8.442%      643     $80,201       85.00%     75.35%     97.58%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
                 Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full   Pct. Owner
Current Rate       Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             1        $72,464         0.14%          4.625%      694     $72,464       87.65%      100.00%     100.00%
5.00 - 5.49%              1        191,458         0.38           5.250       653     191,458       80.00       100.00      100.00
5.50 - 5.99%              6      1,274,550         2.51           5.816       710     212,425       78.11        77.86      100.00
6.00 - 6.49%             35      7,177,377        14.14           6.274       657     205,068       71.65        95.32       95.01
6.50 - 6.99%             35      6,295,983        12.40           6.757       631     179,885       71.57        88.45       97.53
7.00 - 7.49%             29      4,741,125         9.34           7.207       644     163,487       79.93        87.51       97.37
7.50 - 7.99%             43      5,658,276        11.15           7.669       630     131,588       80.90        81.70       94.81
8.00 - 8.49%             24      3,300,340         6.50           8.236       623     137,514       85.63        61.49      100.00
8.50 - 8.99%             47      3,905,849         7.69           8.730       618      83,103       85.00        77.06       97.47
9.00% & Above           412     18,149,784        35.75          10.655       650      44,053       97.95        59.36       98.91
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  633    $50,767,205       100.00%          8.442%      643     $80,201       85.00%       75.35%      97.58%
===================================================================================================================================


                          Distribution by Credit Score

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal     Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Credit Score     Loans        Balance       Balance       Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
740 & Above            20     $1,609,218         3.17%            7.712%      768     $80,461       87.89%       88.59%    100.00%
720 - 739              27      2,440,032         4.81             8.339       727      90,372       90.67        55.24      97.03
700 - 719              33      2,207,200         4.35             8.420       710      66,885       86.67        73.75      96.36
680 - 699              62      5,130,064        10.11             7.772       689      82,743       87.64        66.80      92.57
660 - 679              85      6,091,063        12.00             8.456       668      71,660       90.42        63.83      99.89
640 - 659             111      9,150,796        18.03             8.309       649      82,440       86.27        77.80      99.10
620 - 639             140      9,779,173        19.26             9.439       628      69,851       89.56        64.86      98.41
600 - 619              75      5,636,522        11.10             8.398       610      75,154       79.95        94.96      94.98
580 - 599              38      4,056,070         7.99             7.843       588     106,739       77.09        95.94      95.86
560 - 579              15      2,073,921         4.09             8.071       569     138,261       72.19        75.67     100.00
540 - 559              13      1,010,653         1.99             8.147       553      77,743       70.96        83.14     100.00
520 - 539              10      1,288,992         2.54             8.357       531     128,899       69.90        87.40     100.00
500 - 519               4        293,502         0.58             8.915       509      73,376       70.87       100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                633    $50,767,205       100.00%            8.442%      643     $80,201       85.00%       75.35%     97.58%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                         Pct. Of                        Weighted               Weighted
                                         Pool By                          Avg.       Avg.        Avg.
            Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Lien          Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First              203    $32,002,164        63.04%            7.210%        636    $157,646       76.70%       82.86%       96.52%
Second             430     18,765,041        36.96            10.542         656      43,640       99.15        62.54        99.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:             633    $50,767,205       100.00%            8.442%        643     $80,201       85.00%       75.35%       97.58%
===================================================================================================================================


                     Distribution by Combined Original LTV

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
Combined       Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full   Pct. Owner
Original LTV     Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below         27     $4,022,853         7.92%          6.870%        620    $148,995       50.13%       90.47%      87.23%
60.01 - 70.00%         33      4,632,534         9.13           7.228         611     140,380       65.91        80.87       98.89
70.01 - 80.00%         75     12,038,377        23.71           7.142         629     160,512       77.37        81.55       98.28
80.01 - 85.00%         24      4,365,446         8.60           7.125         660     181,894       84.33        87.76      100.00
85.01 - 90.00%         39      4,982,604         9.81           7.730         649     127,759       89.71        81.24       93.16
90.01 - 95.00%         45      2,012,094         3.96           9.464         676      44,713       94.89        56.62       95.82
95.01 - 100.00%       389     18,688,355        36.81          10.304         656      48,042       99.96        64.37       99.83
100.01% & Above         1         24,944         0.05           9.990         647      24,944      103.33         0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                633    $50,767,205       100.00%          8.442%        643     $80,201       85.00%       75.35%      97.58%
===================================================================================================================================


                          Distribution by Original LTV

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
                 Number of     Principal   Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full  Pct. Owner
Original LTV       Loans        Balance     Balance     Gross Coupon       FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          457    $22,787,894      44.89%          9.894%        649     $49,864       90.50%       67.47%     97.24%
60.01 - 70.00%           33      4,632,534       9.13           7.228         611     140,380       65.91        80.87      98.89
70.01 - 80.00%           73     11,823,387      23.29           7.098         630     161,964       77.33        81.21      98.25
80.01 - 85.00%           23      4,293,578       8.46           7.102         660     186,677       84.33        87.56     100.00
85.01 - 90.00%           32      4,617,735       9.10           7.598         647     144,304       89.69        86.25      92.62
90.01 - 95.00%            4        845,854       1.67           7.987         678     211,463       95.00        42.65     100.00
95.01 - 100.00%          11      1,766,224       3.48           7.566         672     160,566      100.00        80.75     100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                  633    $50,767,205     100.00%          8.442%        643     $80,201       85.00%       75.35%     97.58%
==================================================================================================================================


                         Distribution by Documentation

                                              Pct. Of                     Weighted               Weighted
                                              Pool By                       Avg.       Avg.        Avg.
                  Number of     Principal    Principal    Weighted Avg.   Current    Principal   Combined    Pct. Full   Pct. Owner
Documentation       Loans        Balance      Balance      Gross Coupon     FICO      Balance  Original LTV     Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Easy                       3       $854,812        1.68%           6.682%      662    $284,937       68.36%       0.00%      85.42%
Full                     456     38,251,680       75.35            8.023       639      83,885       83.36      100.00       97.33
Stated                   174     11,660,714       22.97            9.946       656      67,016       91.60        0.00       99.29
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   633    $50,767,205      100.00%           8.442%      643     $80,201       85.00%      75.35%      97.58%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full  Pct. Owner
Purpose           Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi           206    $26,046,263        51.31%          7.514%        631    $126,438       77.09%       87.18%     98.45%
Purchase               418     23,682,026        46.65           9.509         657      56,656       93.69        61.81      96.51
Rate/Term Refi           9      1,038,916         2.05           7.370         634     115,435       85.33        87.37     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 633    $50,767,205       100.00%          8.442%        643     $80,201       85.00%       75.35%     97.58%
===================================================================================================================================


                           Distribution by Occupancy

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
                Number of     Principal     Principal     Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Occupancy         Loans        Balance       Balance       Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         616    $49,537,974        97.58%            8.462%      643     $80,419       85.33%       75.15%    100.00%
Non Owner               13        756,031         1.49             7.690       659      58,156       71.05        89.10       0.00
Second Home              4        473,200         0.93             7.513       631     118,300       72.84        73.67       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 633    $50,767,205       100.00%            8.442%      643     $80,201       85.00%       75.35%     97.58%
===================================================================================================================================


                         Distribution by Property Type

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Property Type     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family          503    $39,880,222        78.56%          8.451%      639     $79,285       85.11%       77.56%       97.66%
2-4 Family              53      6,540,250        12.88           7.753       666     123,401       80.69        66.68        95.81
Condo                   61      3,468,375         6.83           9.300       653      56,859       90.29        66.56        99.37
Townhouse               13        682,580         1.34          10.022       647      52,506       91.74        66.46       100.00
PUD                      3        195,779         0.39           8.861       605      65,260       88.34       100.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 633    $50,767,205       100.00%          8.442%      643     $80,201       85.00%       75.35%       97.58%
===================================================================================================================================

                             Distribution by State

                                        Pct. Of                        Weighted               Weighted
                                        Pool By                          Avg.       Avg.        Avg.
           Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
State        Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
CA                150    $15,178,314        29.90%            8.368%        651    $101,189       86.07%       68.73%       96.78%
FL                139      9,278,271        18.28             8.743         633      66,750       84.25        78.76        96.99
NY                 30      4,777,580         9.41             7.542         642     159,253       77.22        82.87        98.59
IL                 37      2,642,428         5.20             8.736         626      71,417       84.70        79.81        97.17
MD                 25      2,050,909         4.04             8.217         656      82,036       83.84        78.85       100.00
NJ                 14      2,014,023         3.97             7.194         626     143,859       72.21        78.46        99.15
PA                 23      1,445,674         2.85             8.530         650      62,855       92.06        83.51        99.33
VA                 15      1,262,074         2.49             8.461         666      84,138       82.04        88.30        92.17
WA                 16      1,173,125         2.31             8.353         650      73,320       88.22        82.55       100.00
MA                 14      1,078,666         2.12             8.740         666      77,048       91.45        46.80       100.00
Other             170      9,866,140        19.43             8.892         640      58,036       89.01        75.54        98.04
----------------------------------------------------------------------------------------------------------------------------------
Total:            633    $50,767,205       100.00%            8.442%        643     $80,201       85.00%       75.35%       97.58%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                      Pct. Of                        Weighted               Weighted
                                      Pool By                          Avg.       Avg.        Avg.
         Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Zip        Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
10570             1       $498,569         0.98%            6.250%        682    $498,569       83.33%      100.00%      100.00%
33414             2        458,954         0.90             7.380         665     229,477       65.72        14.15       100.00
92504             3        435,496         0.86             6.846         641     145,165       83.30       100.00       100.00
07043             2        418,287         0.82             6.888         650     209,143       79.91        19.62       100.00
91733             2        394,003         0.78             6.931         624     197,002       65.75        45.55       100.00
33157             2        389,970         0.77             7.684         647     194,985       97.35       100.00       100.00
92377             2        382,800         0.75             8.147         645     191,400      100.00        86.01       100.00
33027             2        359,569         0.71             7.793         713     179,784       79.19        16.75       100.00
94591             2        354,622         0.70             7.152         606     177,311       80.13       100.00       100.00
93534             2        353,687         0.70             6.486         651     176,844       82.26       100.00       100.00
Other           613     46,721,247        92.03             8.555         642      76,217       85.31        75.99        97.37
--------------------------------------------------------------------------------------------------------------------------------
Total:          633    $50,767,205       100.00%            8.442%        643     $80,201       85.00%       75.35%       97.58%
================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                         Pct. Of                        Weighted               Weighted
Remaining                                Pool By                          Avg.       Avg.        Avg.
Months To   Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Maturity      Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180            152     $5,913,653        11.65%           10.056%        649     $38,906       91.51%       72.65%       95.40%
181 - 240           66      2,827,233         5.57             9.851         655      42,837       94.77        48.15       100.00
241 - 360          415     42,026,319        82.78             8.120         642     101,268       83.43        77.56        97.72
-----------------------------------------------------------------------------------------------------------------------------------
Total:             633    $50,767,205       100.00%            8.442%        643     $80,201       85.00%       75.35%       97.58%
===================================================================================================================================

                       Distribution by Amortization Type

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
Amortization    Number of     Principal     Principal     Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Type              Loans        Balance       Balance       Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                  526    $46,308,082        91.22%            8.260%      643     $88,038       83.85%       75.52%     97.42%
15/30 Balloon          101      3,668,523         7.23            10.879       659      36,322       99.23        76.90      99.12
Fixed IO                 3        674,000         1.33             7.350       607     224,667       84.19        63.95     100.00
Balloon IO               3        116,600         0.23            10.424       625      38,867      100.00        21.96     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 633    $50,767,205       100.00%            8.442%      643     $80,201       85.00%       75.35%     97.58%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Group I Mortgage Loans - ARM Collateral (1)


 Scheduled Principal Balance:                                     $249,649,780
 Number of Mortgage Loans:                                               1,438
 Average Scheduled Principal Balance:                                 $173,609
 Weighted Average Gross Coupon:                                         7.375%
 Weighted Average Net Coupon: (2)                                       6.872%
 Weighted Average Current FICO Score:                                      619
 Weighted Average Original LTV Ratio:                                   80.86%
 Weighted Average Combined Original LTV Ratio:                          80.86%
 Weighted Average Stated Remaining Term (months):                          357
 Weighted Average Seasoning(months):                                         3
 Weighted Average Months to Roll: (3)                                       25
 Weighted Average Gross Margin: (3)                                      6.96%
 Weighted Average Initial Rate Cap: (3)                                  3.00%
 Weighted Average Periodic Rate Cap: (3)                                 1.24%
 Weighted Average Gross Maximum Lifetime Rate: (3)                      14.31%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator


                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Originator       Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Acoustic               88    $15,707,026         6.29%          7.309%        622    $178,489       80.58%       49.50%       93.20%
First NLC             695    112,177,405        44.93           7.537         622     161,406       81.64        57.09        99.09
Fremont               655    121,765,349        48.77           7.235         616     185,901       80.18        72.53        93.27
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,438   $249,649,780       100.00%          7.375%        619    $173,609       80.86%       64.15%       95.88%
====================================================================================================================================

                   Distribution by Current Principal Balance

                                               Pct. Of                    Weighted               Weighted
                                               Pool By                      Avg.       Avg.        Avg.
Current Principal    Number of    Principal   Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Balance                Loans       Balance     Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              18      $852,311       0.34%          9.048%      569     $47,351       70.72%       71.44%     89.75%
$50,001 - $75,000           119     7,615,246       3.05           8.847       597      63,994       80.09        76.54      84.58
$75,001 - $100,000          176    15,548,899       6.23           7.963       597      88,346       79.42        73.24      92.56
$100,001 - $125,000         168    18,874,338       7.56           7.616       611     112,347       81.90        74.82      93.92
$125,001 - $150,000         179    24,671,681       9.88           7.727       611     137,831       80.40        68.60      97.83
$150,001 - $200,000         289    50,471,146      20.22           7.409       617     174,641       81.48        69.87      96.18
$200,001 - $250,000         229    51,551,442      20.65           7.234       619     225,115       80.86        61.75      96.85
$250,001 - $300,000         132    36,073,199      14.45           7.241       626     273,282       81.22        54.23      98.51
$300,001 - $350,000          94    30,405,193      12.18           6.892       626     323,459       81.22        49.65      95.82
$350,001 - $400,000          21     7,601,934       3.05           6.594       621     361,997       76.59        70.66      94.98
$400,001 & Above             13     5,984,391       2.40           6.723       693     460,338       81.98        69.08      92.63
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,438  $249,649,780     100.00%          7.375%      619    $173,609       80.86%       64.15%     95.88%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
                 Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Current Rate       Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             2       $561,917         0.23%          4.806%      664    $280,959       90.00%      100.00%     55.96%
5.00 - 5.49%             20      4,999,556         2.00           5.375       672     249,978       78.13       100.00      93.73
5.50 - 5.99%             80     17,375,289         6.96           5.764       656     217,191       78.09        91.77      97.80
6.00 - 6.49%            170     34,812,487        13.94           6.233       640     204,779       80.18        78.41      96.55
6.50 - 6.99%            331     64,141,880        25.69           6.754       638     193,782       80.86        57.15      97.05
7.00 - 7.49%            203     37,492,405        15.02           7.203       621     184,692       82.07        60.18      96.90
7.50 - 7.99%             88     13,720,169         5.50           7.700       611     155,911       81.50        64.69      91.67
8.00 - 8.49%            139     20,773,427         8.32           8.214       595     149,449       82.36        53.15      95.08
8.50 - 8.99%            189     28,678,281        11.49           8.734       592     151,737       82.35        45.91      93.97
9.00% & Above           216     27,094,369        10.85           9.762       559     125,437       79.12        70.23      95.61
----------------------------------------------------------------------------------------------------------------------------------
Total:                1,438   $249,649,780       100.00%          7.375%      619    $173,609       80.86%       64.15%     95.88%
==================================================================================================================================


                          Distribution by Credit Score

                                           Pct. Of                    Weighted               Weighted
                                           Pool By                      Avg.       Avg.        Avg.
              Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Credit Score    Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
740 & Above           43     $9,306,489         3.73%          6.773%      758    $216,430       83.56%       49.26%       90.32%
720 - 739             22      4,985,640         2.00           7.042       728     226,620       82.37        44.64        84.61
700 - 719             47      8,978,224         3.60           6.731       709     191,026       81.78        42.46        93.29
680 - 699             83     16,423,213         6.58           6.840       689     197,870       83.07        44.58        92.09
660 - 679            106     19,315,499         7.74           6.883       668     182,222       83.62        46.07        96.47
640 - 659            155     28,953,784        11.60           6.795       648     186,799       83.12        59.59        96.99
620 - 639            218     39,897,407        15.98           6.931       629     183,016       81.81        61.26        97.47
600 - 619            178     29,488,977        11.81           7.155       608     165,668       81.51        79.14        96.05
580 - 599            171     27,836,545        11.15           7.495       588     162,787       82.67        77.87        97.03
560 - 579            113     18,806,783         7.53           8.020       570     166,432       77.33        73.82        95.27
540 - 559            118     17,242,194         6.91           8.257       550     146,120       77.10        67.86        98.08
520 - 539            116     18,311,705         7.33           8.780       529     157,860       74.65        73.48        95.79
500 - 519             68     10,103,320         4.05           8.955       510     148,578       75.14        74.71        98.34
---------------------------------------------------------------------------------------------------------------------------------
Total:             1,438   $249,649,780       100.00%          7.375%      619    $173,609       80.86%       64.15%       95.88%
=================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                        Pct. Of                        Weighted               Weighted
                                        Pool By                          Avg.       Avg.        Avg.
           Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Lien         Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
First           1,438   $249,649,780       100.00%            7.375%        619    $173,609       80.86%       64.15%       95.88%
----------------------------------------------------------------------------------------------------------------------------------
Total:          1,438   $249,649,780       100.00%            7.375%        619    $173,609       80.86%       64.15%       95.88%
==================================================================================================================================

                     Distribution by Combined Original LTV

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
Combined        Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Original LTV      Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          58     $8,377,816         3.36%          8.109%      566    $144,445       49.24%       56.68%       88.30%
60.01 - 70.00%         105     17,905,837         7.17           8.170       575     170,532       66.45        62.02        97.93
70.01 - 80.00%         779    139,438,962        55.85           7.068       627     178,997       79.17        54.99        97.46
80.01 - 85.00%         138     23,191,739         9.29           7.590       594     168,056       84.42        81.80        96.09
85.01 - 90.00%         256     44,309,456        17.75           7.413       624     173,084       89.78        83.21        90.07
90.01 - 95.00%          36      5,814,084         2.33           7.650       624     161,502       94.38        90.77       100.00
95.01 - 100.00%         66     10,611,886         4.25           8.718       653     160,786       99.95        61.19        99.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:               1,438   $249,649,780       100.00%          7.375%      619    $173,609       80.86%       64.15%       95.88%
===================================================================================================================================


                          Distribution by Original LTV

                                            Pct. Of                    Weighted               Weighted
                                            Pool By                      Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Original LTV     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below         58     $8,377,816         3.36%          8.109%      566    $144,445       49.24%       56.68%       88.30%
60.01 - 70.00%        105     17,905,837         7.17           8.170       575     170,532       66.45        62.02        97.93
70.01 - 80.00%        779    139,438,962        55.85           7.068       627     178,997       79.17        54.99        97.46
80.01 - 85.00%        138     23,191,739         9.29           7.590       594     168,056       84.42        81.80        96.09
85.01 - 90.00%        256     44,309,456        17.75           7.413       624     173,084       89.78        83.21        90.07
90.01 - 95.00%         36      5,814,084         2.33           7.650       624     161,502       94.38        90.77       100.00
95.01 - 100.00%        66     10,611,886         4.25           8.718       653     160,786       99.95        61.19        99.19
----------------------------------------------------------------------------------------------------------------------------------
Total:              1,438   $249,649,780       100.00%          7.375%      619    $173,609       80.86%       64.15%       95.88%
==================================================================================================================================


                         Distribution by Documentation

                                           Pct. Of                      Weighted               Weighted
                                           Pool By                        Avg.       Avg.        Avg.
                Number of     Principal   Principal     Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Documentation     Loans        Balance     Balance       Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
Easy                    11     $2,326,728       0.93%            7.644%      588    $211,521       78.03%        0.00%    100.00%
Full                   968    160,138,187      64.15             7.246       610     165,432       81.77       100.00      95.27
Limited                  5      1,028,353       0.41             6.705       610     205,671       82.71         0.00     100.00
Stated                 454     86,156,512      34.51             7.617       637     189,772       79.23         0.00      96.86
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,438   $249,649,780     100.00%            7.375%      619    $173,609       80.86%       64.15%     95.88%
=================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined    Pct. Full    Pct. Owner
Purpose           Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV     Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
Purchase               700   $124,601,460        49.91%          7.131%      648    $178,002       82.34%      54.00%       94.98%
Cashout Refi           708    120,291,882        48.18           7.621       590     169,904       79.42       74.28        96.73
Rate/Term Refi          30      4,756,438         1.91           7.558       589     158,548       78.44       73.64        97.89
----------------------------------------------------------------------------------------------------------------------------------
Total:               1,438   $249,649,780       100.00%          7.375%      619    $173,609       80.86%      64.15%       95.88%
==================================================================================================================================


                           Distribution by Occupancy

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
                 Number of     Principal    Principal   Weighted Avg.     Current    Principal   Combined    Pct. Full   Pct. Owner
Occupancy          Loans        Balance      Balance     Gross Coupon       FICO      Balance  Original LTV     Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        1,364   $239,365,853       95.88%          7.367%        618    $175,488       80.89%      63.73%     100.00%
Non Owner                69      9,494,647        3.80           7.643         641     137,604       79.88       75.01        0.00
Second Home               5        789,280        0.32           6.794         647     157,856       84.05       58.03        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,438   $249,649,780      100.00%          7.375%        619    $173,609       80.86%      64.15%      95.88%
===================================================================================================================================


                         Distribution by Property Type

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Property Type     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family        1,199   $201,930,656        80.89%          7.413%      614    $168,416       80.73%       64.70%       96.47%
2-4 Family              94     24,489,160         9.81           7.165       646     260,523       80.70        62.46        89.52
Condo                   94     14,619,988         5.86           7.289       633     155,532       81.09        61.50        96.53
Townhouse               27      4,581,347         1.84           7.275       623     169,680       84.74        57.50        98.02
PUD                     24      4,028,630         1.61           7.178       624     167,860       83.13        63.97       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:               1,438   $249,649,780       100.00%          7.375%      619    $173,609       80.86%       64.15%       95.88%
===================================================================================================================================


                             Distribution by State

                                       Pct. Of                        Weighted               Weighted
                                       Pool By                          Avg.       Avg.        Avg.
          Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
State       Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
CA               317    $75,239,711        30.14%            6.934%        636    $237,349       78.14%       49.90%       95.10%
FL               227     31,870,697        12.77             7.682         610     140,400       82.32        72.54        96.93
IL               138     23,722,617         9.50             7.539         617     171,903       82.47        66.20        97.66
NY                54     13,201,863         5.29             7.179         614     244,479       80.88        49.47        95.33
MD                64     11,408,947         4.57             7.401         604     178,265       80.62        64.49        96.92
NJ                47     10,247,148         4.10             7.612         605     218,024       79.06        63.06        95.85
MI                68      7,944,317         3.18             8.365         602     116,828       84.96        68.36        94.88
VA                42      7,799,796         3.12             7.283         616     185,709       83.01        78.78        96.46
MA                33      6,937,811         2.78             7.407         610     210,237       74.28        55.16        96.51
MN                29      4,553,146         1.82             7.114         621     157,005       84.15        91.31        94.01
Other            419     56,723,728        22.72             7.609         612     135,379       83.02        77.33        95.64
---------------------------------------------------------------------------------------------------------------------------------
Total:         1,438   $249,649,780       100.00%            7.375%        619    $173,609       80.86%       64.15%       95.88%
=================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                        Pct. Of                        Weighted               Weighted
                                        Pool By                          Avg.       Avg.        Avg.
           Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Zip          Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
94565               7     $2,050,760         0.82%            6.849%        659    $292,966       82.65%       38.09%      100.00%
90062               4      1,231,838         0.49             7.570         658     307,959       80.00        54.84       100.00
11422               3      1,141,631         0.46             6.769         622     380,544       83.75        28.61       100.00
60139               6      1,058,087         0.42             8.014         583     176,348       79.64        55.19       100.00
92553               5      1,035,088         0.41             7.092         610     207,018       80.00        60.45       100.00
92563               3        990,092         0.40             6.883         589     330,031       75.48        66.22       100.00
33196               5        974,992         0.39             7.078         653     194,998       89.13        80.85       100.00
94513               3        919,212         0.37             6.153         651     306,404       80.00        69.54       100.00
90640               3        854,587         0.34             6.738         692     284,862       75.80        78.00       100.00
93722               4        798,890         0.32             6.814         595     199,723       80.15        74.46       100.00
Other           1,395    238,594,604        95.57             7.392         618     171,036       80.86        64.46        95.69
----------------------------------------------------------------------------------------------------------------------------------
Total:          1,438   $249,649,780       100.00%            7.375%        619    $173,609       80.86%       64.15%       95.88%
==================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                         Pct. Of                        Weighted               Weighted
Remaining                                Pool By                          Avg.       Avg.        Avg.
Months To   Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Maturity      Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360        1,438   $249,649,780       100.00%            7.375%        619    $173,609       80.86%       64.15%       95.88%
-----------------------------------------------------------------------------------------------------------------------------------
Total:           1,438   $249,649,780       100.00%            7.375%        619    $173,609       80.86%       64.15%       95.88%
===================================================================================================================================


                       Distribution by Amortization Type

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
Amortization   Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full   Pct. Owner
Type             Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 Yr ARM              750   $129,749,827        51.97%          7.478%        610    $173,000       80.78%       64.22%      94.11%
3 Yr ARM              424     60,336,814        24.17           7.868         602     142,304       80.92        71.55       97.93
2 Yr ARM IO           172     36,518,425        14.63           6.614         648     212,316       81.42        73.98       98.26
3 Yr ARM IO            88     21,940,879         8.79           6.721         669     249,328       80.26        26.29       98.57
5 Yr ARM                4      1,103,835         0.44           6.597         683     275,959       80.64        77.59       60.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:              1,438   $249,649,780       100.00%          7.375%        619    $173,609       80.86%       64.15%      95.88%
===================================================================================================================================


                      Distribution by Initial Periodic Cap

                                           Pct. Of                      Weighted               Weighted
                                           Pool By                        Avg.       Avg.        Avg.
Initial        Number of     Principal    Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Periodic Cap     Loans        Balance      Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
3.00%               1,438   $249,649,780      100.00%          7.375%        619    $173,609       80.86%       64.15%       95.88%
-----------------------------------------------------------------------------------------------------------------------------------
Total:              1,438   $249,649,780      100.00%          7.375%        619    $173,609       80.86%       64.15%       95.88%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                             Pct. Of                     Weighted               Weighted
                                             Pool By                       Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.    Current    Principal   Combined     Pct. Full   Pct. Owner
Periodic Cap      Loans        Balance       Balance     Gross Coupon      FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                  783   $127,884,431        51.23%          7.509%       622    $163,326       81.51%       56.16%      98.37%
1.50%                  655    121,765,349        48.77           7.235        616     185,901       80.18        72.53       93.27
-----------------------------------------------------------------------------------------------------------------------------------
Total:               1,438   $249,649,780       100.00%          7.375%       619    $173,609       80.86%       64.15%      95.88%
===================================================================================================================================


                      Distribution by Months to Rate Reset

                                          Pct. Of                     Weighted               Weighted
                                          Pool By                       Avg.       Avg.        Avg.
Months To    Number of     Principal     Principal    Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Rate Reset     Loans        Balance       Balance      Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
13 - 24             903   $163,705,186        65.57%           7.280%      618    $181,290       80.89%       66.74%       95.16%
25 - 36             527     83,488,202        33.44            7.589       618     158,422       80.80        58.67        98.07
37 - 48               4      1,352,558         0.54            6.381       672     338,140       82.12        76.99        76.82
49 & Above            4      1,103,835         0.44            6.597       683     275,959       80.64        77.59        60.06
---------------------------------------------------------------------------------------------------------------------------------
Total:            1,438   $249,649,780       100.00%           7.375%      619    $173,609       80.86%       64.15%       95.88%
=================================================================================================================================


                       Distribution by Life Maximum Rate

                                               Pct. Of                    Weighted               Weighted
                                               Pool By                      Avg.       Avg.        Avg.
                   Number of     Principal    Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Life Maximum Rate    Loans        Balance      Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             10     $2,435,476        0.98%          5.402%      680    $243,548       77.16%       95.41%     76.96%
12.00 - 12.49%             24      5,838,656        2.34           5.602       662     243,277       79.36        81.53      99.31
12.50 - 12.99%            105     22,391,941        8.97           6.043       653     213,257       79.36        76.16      98.30
13.00 - 13.49%            172     34,754,706       13.92           6.286       639     202,062       80.37        78.47      96.41
13.50 - 13.99%            303     58,332,247       23.37           6.754       636     192,516       80.78        59.78      96.76
14.00 - 14.49%            197     36,229,829       14.51           7.209       620     183,908       81.94        61.26      96.61
14.50 - 14.99%             96     14,818,122        5.94           7.785       606     154,355       81.67        63.67      90.27
15.00 - 15.49%            142     21,277,105        8.52           8.259       593     149,839       82.04        54.14      95.91
15.50 - 15.99%            187     28,293,940       11.33           8.764       593     151,304       82.44        45.11      94.66
16.00% & Above            202     25,277,758       10.13           9.786       560     125,137       78.99        71.01      95.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,438   $249,649,780      100.00%          7.375%      619    $173,609       80.86%       64.15%     95.88%
===================================================================================================================================


                             Distribution by Margin

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
                Number of     Principal     Principal    Weighted Avg.    Current    Principal   Combined     Pct. Full  Pct. Owner
Margin            Loans        Balance       Balance      Gross Coupon      FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below            2       $343,978         0.14%           7.017%       616    $171,989       79.73%       11.62%    100.00%
5.00 - 5.49%            48      9,463,170         3.79            6.459        667     197,149       81.31        45.39      92.75
5.50 - 5.99%           102     18,611,696         7.46            6.777        640     182,468       81.43        65.97      97.60
6.00 - 6.49%           121     22,762,016         9.12            6.379        654     188,116       79.85        50.80      98.75
6.50 - 6.99%           811    149,455,755        59.87            7.282        618     184,286       80.25        66.25      94.61
7.00% & Above          354     49,013,165        19.63            8.527        589     138,455       82.91        67.22      98.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:               1,438   $249,649,780       100.00%           7.375%       619    $173,609       80.86%       64.15%     95.88%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Group II Mortgage Loans - All Collateral (1)

 Scheduled Principal Balance:                                     $507,199,915
 Number of Mortgage Loans:                                               3,043
 Average Scheduled Principal Balance:                                 $166,678
 Weighted Average Gross Coupon:                                         7.528%
 Weighted Average Net Coupon: (2)                                       7.025%
 Weighted Average Current FICO Score:                                      622
 Weighted Average Original LTV Ratio:                                   77.24%
 Weighted Average Combined Original LTV Ratio:                          81.60%
 Weighted Average Stated Remaining Term (months):                          352
 Weighted Average Seasoning(months):                                         3
 Weighted Average Months to Roll: (3)                                       25
 Weighted Average Gross Margin: (3)                                      6.95%
 Weighted Average Initial Rate Cap: (3)                                  3.00%
 Weighted Average Periodic Rate Cap: (3)                                 1.25%
 Weighted Average Gross Maximum Lifetime Rate: (3)                      14.31%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator


                                          Pct. Of                       Weighted               Weighted
                                          Pool By                         Avg.       Avg.        Avg.
             Number of     Principal     Principal     Weighted Avg.    Current    Principal   Combined     Pct. Full    Pct. Owner
Originator     Loans        Balance       Balance       Gross Coupon      FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Acoustic            113    $20,162,966         3.98%            7.418%       607    $178,433       81.67%       50.65%       95.04%
First NLC         1,431    218,576,709        43.09             7.676        627     152,744       81.85        50.31        98.12
Fremont           1,499    268,460,240        52.93             7.417        619     179,093       81.38        65.91        92.50
-----------------------------------------------------------------------------------------------------------------------------------
Total:            3,043   $507,199,915       100.00%            7.528%       622    $166,678       81.60%       58.58%       95.03%
===================================================================================================================================


                   Distribution by Current Principal Balance

                                                  Pct. Of                    Weighted              Weighted
                                                  Pool By                      Avg.      Avg.        Avg.
Current Principal     Number of     Principal    Principal   Weighted Avg.   Current   Principal   Combined    Pct. Full  Pct. Owner
Balance                 Loans        Balance      Balance     Gross Coupon     FICO     Balance  Original LTV     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              570    $15,843,087        3.12%         11.171%      640    $27,795       98.46%      71.96%     97.99%
$50,001 - $75,000            243     15,097,635        2.98           9.744       626     62,130       89.43       65.80      93.46
$75,001 - $100,000           293     26,119,615        5.15           8.080       613     89,145       81.95       74.19      95.57
$100,001 - $125,000          299     33,670,697        6.64           7.735       614    112,611       80.94       69.81      91.12
$125,001 - $150,000          284     39,168,869        7.72           7.720       611    137,919       82.00       69.11      92.29
$150,001 - $200,000          429     74,962,432       14.78           7.480       617    174,738       80.06       64.70      93.67
$200,001 - $250,000          275     61,037,561       12.03           7.362       616    221,955       79.94       55.74      96.27
$250,001 - $300,000          171     46,665,011        9.20           7.388       623    272,895       82.05       51.26      96.02
$300,001 - $350,000          129     41,616,672        8.21           7.304       618    322,610       81.56       46.29      96.89
$350,001 - $400,000          144     53,903,309       10.63           7.087       627    374,329       81.03       47.89      97.98
$400,001 & Above             206     99,115,026       19.54           6.857       633    481,141       79.97       54.82      94.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,043   $507,199,915      100.00%          7.528%      622   $166,678       81.60%      58.58%     95.03%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                             Pct. Of                     Weighted               Weighted
                                             Pool By                       Avg.       Avg.        Avg.
                Number of     Principal     Principal    Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Current Rate      Loans        Balance       Balance      Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below            2       $884,136         0.17%           4.972%      630    $442,068       80.00%      100.00%    100.00%
5.00 - 5.49%            15      4,743,534         0.94            5.331       660     316,236       81.09        90.26     100.00
5.50 - 5.99%            67     22,062,719         4.35            5.787       655     329,294       76.46        93.37      97.03
6.00 - 6.49%           160     43,415,233         8.56            6.261       643     271,345       78.87        78.04      98.92
6.50 - 6.99%           430    104,926,161        20.69            6.741       641     244,014       79.55        59.12      95.33
7.00 - 7.49%           389     85,680,568        16.89            7.219       623     220,259       81.11        54.35      93.43
7.50 - 7.99%           713    132,371,454        26.10            7.696       610     185,654       81.34        49.31      94.08
8.00 - 8.49%           248     41,544,307         8.19            8.207       598     167,517       82.40        52.53      94.65
8.50 - 8.99%           184     26,715,441         5.27            8.710       593     145,193       83.50        54.36      92.21
9.00% & Above          835     44,856,364         8.84           10.502       608      53,720       91.43        60.79      96.80
----------------------------------------------------------------------------------------------------------------------------------
Total:               3,043   $507,199,915       100.00%           7.528%      622    $166,678       81.60%       58.58%     95.03%
==================================================================================================================================


                          Distribution by Credit Score

                                            Pct. Of                     Weighted               Weighted
                                            Pool By                       Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.    Current    Principal   Combined     Pct. Full    Pct. Owner
Credit Score     Loans        Balance       Balance     Gross Coupon      FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above            73    $11,257,661         2.22%          7.266%       764    $154,215       83.96%       42.08%       89.18%
720 - 739              64     12,253,790         2.42           7.170        726     191,465       83.71        40.21        88.60
700 - 719             114     20,084,726         3.96           7.350        709     176,182       85.38        45.04        92.24
680 - 699             171     31,924,143         6.29           7.143        689     186,691       84.03        40.55        95.83
660 - 679             288     47,176,270         9.30           7.245        670     163,806       83.45        52.89        92.45
640 - 659             404     70,132,378        13.83           7.361        649     173,595       83.16        46.02        94.16
620 - 639             594     93,951,308        18.52           7.509        629     158,167       83.18        53.66        94.58
600 - 619             384     55,660,827        10.97           7.580        609     144,950       82.68        71.23        94.92
580 - 599             304     48,466,986         9.56           7.605        588     159,431       82.04        77.34        95.66
560 - 579             201     34,021,310         6.71           7.673        569     169,260       78.72        66.14        98.70
540 - 559             173     32,482,373         6.40           7.831        550     187,759       76.30        70.26        96.34
520 - 539             137     25,278,471         4.98           8.046        529     184,514       73.84        70.50        99.55
500 - 519             135     24,421,721         4.82           8.169        509     180,902       74.77        71.58        98.74
499 & Below             1         87,951         0.02           8.900        499      87,951       67.18       100.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:              3,043   $507,199,915       100.00%          7.528%       622    $166,678       81.60%       58.58%       95.03%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                       Pct. Of                        Weighted               Weighted
                                       Pool By                          Avg.       Avg.        Avg.
          Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Lien        Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
First          2,314   $479,788,837        94.60%            7.323%        620    $207,342       80.57%       58.39%       94.79%
Second           729     27,411,078         5.40            11.122         647      37,601       99.50        61.90        99.13
---------------------------------------------------------------------------------------------------------------------------------
Total:         3,043   $507,199,915       100.00%            7.528%        622    $166,678       81.60%       58.58%       95.03%
=================================================================================================================================


Distribution by Combined Original LTV

                                           Pct. Of                      Weighted               Weighted
                                           Pool By                        Avg.       Avg.        Avg.
Combined        Number of     Principal   Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full   Pct. Owner
Original LTV      Loans        Balance     Balance     Gross Coupon       FICO      Balance  Original LTV      Doc      Occupied
----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below         111    $18,471,911       3.64%          7.223%        591    $166,414       50.08%       67.73%      94.09%
60.01 - 70.00%         179     37,426,078       7.38           7.438         574     209,084       66.88        65.48       95.35
70.01 - 80.00%       1,216    263,955,352      52.04           7.217         627     217,069       78.92        45.80       97.25
80.01 - 85.00%         217     39,718,303       7.83           7.342         603     183,034       84.40        71.14       92.05
85.01 - 90.00%         433     89,192,185      17.59           7.404         624     205,987       89.82        80.85       86.78
90.01 - 95.00%         178     14,329,661       2.83           8.113         644      80,504       94.48        79.65       98.66
95.01 - 100.00%        708     44,079,463       8.69           9.823         655      62,259       99.94        62.19       99.98
100.01% & Above          1         26,963       0.01          11.250         635      26,963      101.50       100.00      100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:               3,043   $507,199,915     100.00%          7.528%        622    $166,678       81.60%       58.58%      95.03%
==================================================================================================================================


                          Distribution by Original LTV

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
                 Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full   Pct. Owner
Original LTV       Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          840    $45,882,989         9.05%          9.553%      624     $54,623       79.61%       64.25%      97.10%
60.01 - 70.00%          179     37,426,078         7.38           7.438       574     209,084       66.88        65.48       95.35
70.01 - 80.00%        1,216    263,955,352        52.04           7.217       627     217,069       78.92        45.80       97.25
80.01 - 85.00%          213     39,627,860         7.81           7.333       603     186,046       84.41        71.07       92.05
85.01 - 90.00%          424     88,965,634        17.54           7.393       624     209,825       89.82        80.88       86.78
90.01 - 95.00%           63     12,526,059         2.47           7.589       645     198,826       94.41        79.57      100.00
95.01 - 100.00%         108     18,815,944         3.71           8.145       664     174,222       99.88        64.65      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                3,043   $507,199,915       100.00%          7.528%      622    $166,678       81.60%       58.58%      95.03%
===================================================================================================================================


                         Distribution by Documentation

                                           Pct. Of                    Weighted               Weighted
                                           Pool By                      Avg.       Avg.        Avg.
                Number of     Principal   Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Documentation     Loans        Balance     Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
Easy                    30     $7,709,952       1.52%          7.413%      576    $256,998       77.54%        0.00%      100.00%
Full                 1,975    297,138,798      58.58           7.413       612     150,450       82.34       100.00        93.42
Limited                  8        890,003       0.18           8.014       593     111,250       84.67         0.00        93.29
Stated               1,030    201,461,163      39.72           7.701       639     195,593       80.64         0.00        97.22
---------------------------------------------------------------------------------------------------------------------------------
Total:               3,043   $507,199,915     100.00%          7.528%      622    $166,678       81.60%       58.58%       95.03%
=================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Purpose           Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi         1,315   $249,386,027        49.17%          7.431%      597    $189,647       78.94%       68.59%       97.01%
Purchase             1,671    247,525,410        48.80           7.640       648     148,130       84.30        47.66        93.02
Rate/Term Refi          57     10,288,479         2.03           7.214       606     180,500       80.88        78.74        95.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,043   $507,199,915       100.00%          7.528%      622    $166,678       81.60%       58.58%       95.03%
===================================================================================================================================


                           Distribution by Occupancy

                                             Pct. Of                     Weighted               Weighted
                                             Pool By                       Avg.       Avg.        Avg.
                Number of     Principal     Principal    Weighted Avg.   Current    Principal   Combined    Pct. Full   Pct. Owner
Occupancy         Loans        Balance       Balance      Gross Coupon     FICO      Balance  Original LTV     Doc      Occupied
----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied       2,874   $481,969,152        95.03%           7.526%      621    $167,700       81.54%      57.59%     100.00%
Non Owner              154     21,294,231         4.20            7.683       645     138,274       83.50       79.23        0.00
Second Home             15      3,936,532         0.78            7.021       651     262,435       78.45       68.40        0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:               3,043   $507,199,915       100.00%           7.528%      622    $166,678       81.60%      58.58%      95.03%
==================================================================================================================================


                         Distribution by Property Type

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Property Type     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family        2,536   $424,091,485        83.61%          7.492%      619    $167,229       81.50%       59.83%       95.77%
2-4 Family             211     40,570,149         8.00           7.716       639     192,276       81.81        48.26        87.31
Condo                  213     29,416,208         5.80           7.780       641     138,104       82.73        57.46        94.78
Townhouse               54      8,509,225         1.68           7.570       633     157,578       81.03        46.65        96.13
PUD                     29      4,612,849         0.91           7.523       607     159,064       82.68        64.10        93.63
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,043   $507,199,915       100.00%          7.528%      622    $166,678       81.60%       58.58%       95.03%
===================================================================================================================================


                             Distribution by State

                                         Pct. Of                        Weighted               Weighted
                                         Pool By                          Avg.       Avg.        Avg.
            Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
State         Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                 748   $189,711,727        37.40%            7.150%        631    $253,625       79.78%       47.09%       96.37%
FL                 485     53,925,470        10.63             7.936         620     111,187       82.75        73.24        96.36
IL                 305     47,101,224         9.29             7.726         614     154,430       83.27        62.60        94.32
NY                 148     37,355,843         7.37             7.416         625     252,404       81.52        50.70        91.48
NJ                  91     20,544,627         4.05             7.574         613     225,765       79.08        57.11        94.01
MD                 117     18,744,429         3.70             7.643         614     160,209       81.13        58.51        92.57
MA                  69     12,915,259         2.55             7.690         613     187,178       79.87        62.75        93.25
VA                  74     12,733,957         2.51             7.572         611     172,080       82.94        65.31        99.15
NV                  51      9,643,554         1.90             7.448         630     189,089       81.80        64.47        92.80
MI                  91      9,574,016         1.89             8.072         615     105,209       84.42        67.72        96.47
Other              864     94,949,810        18.72             7.893         614     109,896       84.14        71.69        93.80
-----------------------------------------------------------------------------------------------------------------------------------
Total:           3,043   $507,199,915       100.00%            7.528%        622    $166,678       81.60%       58.58%       95.03%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                         Pct. Of                        Weighted               Weighted
                                         Pool By                          Avg.       Avg.        Avg.
            Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Zip           Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95127                6     $2,413,107         0.48%            6.402%        650    $402,184       79.73%       33.00%      100.00%
95407                6      2,070,972         0.41             7.616         645     345,162       84.24         0.00       100.00
94531                6      1,915,806         0.38             7.463         605     319,301       79.79        56.79       100.00
89014                5      1,594,527         0.31             7.021         631     318,905       81.08        68.81       100.00
92336                7      1,571,444         0.31             8.432         582     224,492       76.92        34.91       100.00
91343                5      1,560,326         0.31             6.680         688     312,065       81.64        66.23       100.00
94509                4      1,499,905         0.30             7.438         675     374,976       86.22        29.40       100.00
91710                5      1,471,075         0.29             6.824         617     294,215       84.37        96.82       100.00
11413                5      1,434,184         0.28             7.967         643     286,837       87.41        20.65       100.00
33018               13      1,414,206         0.28             7.718         642     108,785       82.72        88.25       100.00
Other            2,981    490,254,365        96.66             7.536         621     164,460       81.57        58.98        94.85
-----------------------------------------------------------------------------------------------------------------------------------
Total:           3,043   $507,199,915       100.00%            7.528%        622    $166,678       81.60%       58.58%       95.03%
===================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                          Pct. Of                      Weighted               Weighted
Remaining                                 Pool By                        Avg.       Avg.        Avg.
Months To     Number of     Principal    Principal    Weighted Avg.    Current    Principal   Combined     Pct. Full   Pct. Owner
Maturity        Loans        Balance      Balance      Gross Coupon      FICO      Balance  Original LTV      Doc      Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 180              331    $10,291,953        2.03%          10.614%       640     $31,094       91.91%       79.30%      97.69%
181 - 240            114      4,301,681        0.85           10.811        636      37,734       97.99        62.82      100.00
241 - 360          2,598    492,606,281       97.12            7.435        621     189,610       81.24        58.11       94.93
---------------------------------------------------------------------------------------------------------------------------------
Total:             3,043   $507,199,915      100.00%           7.528%       622    $166,678       81.60%       58.58%      95.03%
=================================================================================================================================


                       Distribution by Amortization Type

                                            Pct. Of                     Weighted               Weighted
                                            Pool By                       Avg.       Avg.        Avg.
Amortization   Number of     Principal     Principal   Weighted Avg.    Current    Principal   Combined     Pct. Full    Pct. Owner
Type             Loans        Balance       Balance     Gross Coupon      FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 Yr ARM            1,095   $227,516,340        44.86%          7.456%       609    $207,777       81.57%       56.20%       92.16%
3 Yr ARM              551     91,776,389        18.09           7.651        607     166,563       80.09        61.06        97.07
Fixed                 847     77,586,716        15.30           8.163        637      91,602       82.39        78.88        94.91
2 Yr ARM IO           218     59,919,304        11.81           6.786        646     274,859       81.63        62.91        99.32
3 Yr ARM IO           138     40,640,725         8.01           6.986        656     294,498       80.53        16.71        99.71
15/30 Balloon         171      5,955,938         1.17          11.381        645      34,830       99.61        78.67        99.74
5 Yr ARM               12      2,471,380         0.49           7.316        638     205,948       84.61        72.48        90.99
Fixed IO                2        810,060         0.16           5.773        710     405,030       80.00       100.00       100.00
Balloon IO              9        523,065         0.10          10.569        636      58,118       99.53        51.29       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:              3,043   $507,199,915       100.00%          7.528%       622    $166,678       81.60%       58.58%       95.03%
===================================================================================================================================


                      Distribution by Initial Periodic Cap

                                             Pct. Of                     Weighted               Weighted
                                             Pool By                       Avg.       Avg.        Avg.
Initial         Number of     Principal     Principal   Weighted Avg.    Current    Principal   Combined     Pct. Full  Pct. Owner
Periodic Cap      Loans        Balance       Balance     Gross Coupon      FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
2.00%                    1       $157,391         0.03%          7.750%       664    $157,391      100.00%      100.00%    100.00%
3.00%                2,013    422,166,746        83.23           7.357        619     209,720       81.17        54.48      94.96
N/A                  1,029     84,875,778        16.73           8.381        638      82,484       83.68        78.90      95.33
----------------------------------------------------------------------------------------------------------------------------------
Total:               3,043   $507,199,915       100.00%          7.528%       622    $166,678       81.60%       58.58%     95.03%
==================================================================================================================================


                          Distribution by Periodic Cap



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Pct. Of                      Weighted               Weighted
                                           Pool By                        Avg.       Avg.        Avg.
               Number of     Principal    Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Periodic Cap     Loans        Balance      Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%               1,089   $208,005,650       41.01%          7.457%        622    $191,006       81.03%       47.43%       97.69%
1.50%                 925    214,318,487       42.26           7.260         615     231,696       81.32        61.37        92.32
N/A                 1,029     84,875,778       16.73           8.381         638      82,484       83.68        78.90        95.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:              3,043   $507,199,915      100.00%          7.528%        622    $166,678       81.60%       58.58%       95.03%
===================================================================================================================================


                      Distribution by Months to Rate Reset

                                           Pct. Of                      Weighted               Weighted
                                           Pool By                        Avg.       Avg.        Avg.
Months To     Number of     Principal     Principal    Weighted Avg.    Current    Principal   Combined     Pct. Full    Pct. Owner
Rate Reset      Loans        Balance       Balance      Gross Coupon      FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1-12                   2       $453,561         0.09%           7.866%       608    $226,780       79.86%      100.00%       34.15%
13 - 24            1,291    284,323,129        56.06            7.310        617     220,235       81.57        57.52        93.80
25 - 36              707    134,563,067        26.53            7.462        621     190,330       80.30        47.47        97.68
37 - 48                2        513,000         0.10            5.728        619     256,500       80.00       100.00       100.00
49 & Above            12      2,471,380         0.49            7.316        638     205,948       84.61        72.48        90.99
N/A                1,029     84,875,778        16.73            8.381        638      82,484       83.68        78.90        95.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:             3,043   $507,199,915       100.00%           7.528%       622    $166,678       81.60%       58.58%       95.03%
===================================================================================================================================


                       Distribution by Life Maximum Rate

                                              Pct. Of                    Weighted               Weighted
                                              Pool By                      Avg.       Avg.        Avg.
                   Number of     Principal   Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Life Maximum Rate    Loans        Balance     Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              8     $2,749,208       0.54%          5.325%      653    $343,651       80.00%       84.05%    100.00%
12.00 - 12.49%             19      6,016,729       1.19           5.675       659     316,670       81.45        71.80     100.00
12.50 - 12.99%             68     21,401,952       4.22           5.943       644     314,735       78.27        85.80      95.83
13.00 - 13.49%            128     34,150,516       6.73           6.324       637     266,801       80.66        72.40      98.96
13.50 - 13.99%            340     84,411,293      16.64           6.791       637     248,269       80.48        52.52      96.27
14.00 - 14.49%            336     75,771,196      14.94           7.240       622     225,510       81.55        50.81      93.04
14.50 - 14.99%            647    122,518,220      24.16           7.705       611     189,364       81.38        46.78      94.10
15.00 - 15.49%            216     37,061,814       7.31           8.219       599     171,582       82.18        49.42      95.08
15.50 - 15.99%            139     21,916,894       4.32           8.703       587     157,675       83.31        55.73      92.12
16.00% & Above            113     16,326,314       3.22           9.432       561     144,481       81.40        59.88      94.99
N/A                     1,029     84,875,778      16.73           8.381       638      82,484       83.68        78.90      95.33
----------------------------------------------------------------------------------------------------------------------------------
Total:                  3,043   $507,199,915     100.00%          7.528%      622    $166,678       81.60%       58.58%     95.03%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                            Pct. Of                       Weighted               Weighted
                                            Pool By                         Avg.       Avg.        Avg.
               Number of     Principal     Principal     Weighted Avg.    Current    Principal   Combined     Pct. Full  Pct. Owner
Margin           Loans        Balance       Balance       Gross Coupon      FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           3       $611,364         0.12%            5.902%       614    $203,788       79.81%       63.66%    100.00%
5.00 - 5.49%           43      9,431,802         1.86             6.597        652     219,344       81.42        42.75      93.41
5.50 - 5.99%          136     25,041,680         4.94             7.197        622     184,130       81.96        59.89      96.70
6.00 - 6.49%          146     33,358,736         6.58             6.660        638     228,484       80.01        45.58      99.58
6.50 - 6.99%        1,093    251,426,276        49.57             7.262        618     230,033       81.05        56.52      93.22
7.00% & Above         593    102,454,278        20.20             7.935        609     172,773       81.65        52.15      97.43
N/A                 1,029     84,875,778        16.73             8.381        638      82,484       83.68        78.90      95.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:              3,043   $507,199,915       100.00%            7.528%       622    $166,678       81.60%       58.58%     95.03%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

               Group II Mortgage Loans - Fixed Rate Collateral (1)

 Scheduled Principal Balance:                                       $84,875,778
 Number of Mortgage Loans:                                                1,029
 Average Scheduled Principal Balance:                                   $82,484
 Weighted Average Gross Coupon:                                          8.381%
 Weighted Average Net Coupon: (2)                                        7.878%
 Weighted Average Current FICO Score:                                       638
 Weighted Average Original LTV Ratio:                                    57.65%
 Weighted Average Combined Original LTV Ratio:                           83.68%
 Weighted Average Stated Remaining Term (months):                           328
 Weighted Average Seasoning(months):                                          3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                           Distribution by Originator


                                           Pct. Of                      Weighted               Weighted
                                           Pool By                        Avg.       Avg.        Avg.
              Number of     Principal     Principal     Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Originator      Loans        Balance       Balance       Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Acoustic              21     $1,932,746         2.28%            8.302%      665     $92,036       90.25%       66.29%      100.00%
First NLC            434     28,801,279        33.93             9.033       643      66,362       87.08        70.34        98.98
Fremont              574     54,141,753        63.79             8.037       635      94,324       81.64        83.90        93.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:             1,029    $84,875,778       100.00%            8.381%      638     $82,484       83.68%       78.90%       95.33%
===================================================================================================================================


                   Distribution by Current Principal Balance

                                                Pct. Of                    Weighted              Weighted
                                                Pool By                      Avg.      Avg.        Avg.
Current Principal     Number of    Principal   Principal   Weighted Avg.   Current   Principal   Combined    Pct. Full  Pct. Owner
Balance                 Loans       Balance     Balance     Gross Coupon     FICO     Balance  Original LTV     Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              560   $15,389,477      18.13%         11.244%      641    $27,481       99.05%      72.10%     98.46%
$50,001 - $75,000            138     8,401,790       9.90          10.695       651     60,883       96.17       53.62      96.53
$75,001 - $100,000            80     7,025,063       8.28           9.061       643     87,813       85.87       67.61      95.99
$100,001 - $125,000           49     5,547,270       6.54           8.154       648    113,210       80.05       75.65      97.95
$125,001 - $150,000           35     4,808,618       5.67           7.588       620    137,389       73.32       85.93      94.40
$150,001 - $200,000           70    12,159,263      14.33           7.201       623    173,704       74.77       89.74      97.01
$200,001 - $250,000           29     6,267,066       7.38           6.881       639    216,106       77.62       93.54      96.09
$250,001 - $300,000           17     4,598,077       5.42           7.110       638    270,475       82.61       82.73      88.92
$300,001 - $350,000           17     5,364,794       6.32           6.925       625    315,576       78.36       81.94      87.87
$350,001 - $400,000           12     4,415,985       5.20           6.939       637    367,999       79.59       75.09     100.00
$400,001 & Above              22    10,898,376      12.84           6.597       648    495,381       75.54       91.70      90.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,029   $84,875,778     100.00%          8.381%      638    $82,484       83.68%      78.90%     95.33%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                 Number of     Principal    Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Current Rate       Loans        Balance      Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%             11     $3,011,383        3.55%          5.758%      684    $273,762       66.29%       93.70%      100.00%
6.00 - 6.49%             38      9,616,667       11.33           6.304       656     253,070       72.63        96.18        98.81
6.50 - 6.99%            102     21,731,961       25.60           6.744       647     213,058       76.61        86.09        91.27
7.00 - 7.49%             50      8,588,337       10.12           7.208       621     171,767       77.59        93.66        93.29
7.50 - 7.99%             47      6,623,766        7.80           7.687       612     140,931       79.32        92.00        94.89
8.00 - 8.49%             23      3,643,881        4.29           8.212       596     158,430       81.69        80.18        95.07
8.50 - 8.99%             41      4,033,823        4.75           8.735       631      98,386       84.88        52.14        93.14
9.00% & Above           717     27,625,961       32.55          11.180       639      38,530       98.02        61.61        97.91
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,029    $84,875,778      100.00%          8.381%      638     $82,484       83.68%       78.90%       95.33%
===================================================================================================================================


                          Distribution by Credit Score

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Credit Score      Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above             41     $4,030,293         4.75%          7.403%      767     $98,300       82.03%       68.24%       78.75%
720 - 739               26      2,320,719         2.73           7.929       730      89,258       86.76        71.78        91.35
700 - 719               39      3,296,776         3.88           8.079       708      84,533       90.43        78.83        93.08
680 - 699               63      4,841,304         5.70           8.292       690      76,846       91.07        64.76        98.71
660 - 679              133     12,334,456        14.53           7.773       670      92,740       83.45        76.25        94.69
640 - 659              154     12,470,685        14.69           8.588       650      80,978       84.87        69.88        95.74
620 - 639              238     16,135,146        19.01           9.169       629      67,795       88.59        76.70        98.73
600 - 619              158     12,199,124        14.37           8.523       609      77,210       81.83        90.54        96.73
580 - 599               91      6,827,547         8.04           8.641       588      75,028       81.78        93.18        95.40
560 - 579               52      5,934,939         6.99           7.449       570     114,133       72.98        86.66       100.00
540 - 559               13      1,466,665         1.73           8.116       551     112,820       76.31        93.36        91.42
520 - 539               13      1,955,818         2.30           8.490       528     150,448       70.89       100.00        96.22
500 - 519                8      1,062,308         1.25           9.152       514     132,788       70.01        41.76        70.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:               1,029    $84,875,778       100.00%          8.381%      638     $82,484       83.68%       78.90%       95.33%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                      Pct. Of                        Weighted               Weighted
                                      Pool By                          Avg.       Avg.        Avg.
         Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Lien       Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
First           300    $57,464,700        67.70%            7.073%        634    $191,549       76.14%       87.00%       93.52%
Second          729     27,411,078        32.30            11.122         647      37,601       99.50        61.90        99.13
--------------------------------------------------------------------------------------------------------------------------------
Total:        1,029    $84,875,778       100.00%            8.381%        638     $82,484       83.68%       78.90%       95.33%
================================================================================================================================


                     Distribution by Combined Original LTV

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
Combined        Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Original LTV      Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          43     $6,252,114         7.37%          6.898%      627    $145,398       48.61%       81.76%     97.99%
60.01 - 70.00%          44      8,721,974        10.28           6.959       606     198,227       65.91        87.22      94.25
70.01 - 80.00%         124     25,814,630        30.41           7.016       638     208,183       77.56        85.64      92.64
80.01 - 85.00%          28      4,175,959         4.92           7.354       639     149,141       83.92        89.26      94.13
85.01 - 90.00%          56      9,761,632        11.50           7.361       651     174,315       89.69        89.49      89.91
90.01 - 95.00%         124      3,405,593         4.01           9.720       631      27,464       94.59        89.51      94.35
95.01 - 100.00%        609     26,716,913        31.48          10.870       649      43,870       99.97        62.13      99.96
100.01% & Above          1         26,963         0.03          11.250       635      26,963      101.50       100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,029    $84,875,778       100.00%          8.381%      638     $82,484       83.68%       78.90%     95.33%
===================================================================================================================================


                          Distribution by Original LTV

                                            Pct. Of                    Weighted               Weighted
                                            Pool By                      Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Original LTV     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below        772    $33,663,192        39.66%         10.338%      643     $43,605       90.05%       65.59%       98.92%
60.01 - 70.00%         44      8,721,974        10.28           6.959       606     198,227       65.91        87.22        94.25
70.01 - 80.00%        124     25,814,630        30.41           7.016       638     208,183       77.56        85.64        92.64
80.01 - 85.00%         24      4,085,516         4.81           7.267       639     170,230       83.97        89.02        94.15
85.01 - 90.00%         47      9,535,081        11.23           7.263       651     202,874       89.69        90.01        89.97
90.01 - 95.00%          9      1,601,991         1.89           7.427       623     177,999       94.21       100.00       100.00
95.01 - 100.00%         9      1,453,394         1.71           7.351       663     161,488       99.76        92.79       100.00
----------------------------------------------------------------------------------------------------------------------------------
Total:              1,029    $84,875,778       100.00%          8.381%      638     $82,484       83.68%       78.90%       95.33%
==================================================================================================================================


                         Distribution by Documentation

                                            Pct. Of                    Weighted               Weighted
                                            Pool By                      Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Documentation    Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
Easy                    5       $944,633         1.11%          6.434%      645    $188,927       62.26%        0.00%      100.00%
Full                  770     66,964,196        78.90           7.968       634      86,966       82.32       100.00        95.31
Limited                 1         71,638         0.08           9.990       676      71,638      100.00         0.00       100.00
Stated                253     16,895,311        19.91          10.120       653      66,780       90.23         0.00        95.13
----------------------------------------------------------------------------------------------------------------------------------
Total:              1,029    $84,875,778       100.00%          8.381%      638     $82,484       83.68%       78.90%       95.33%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                 Number of     Principal    Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full    Pct. Owner
Purpose            Loans        Balance      Balance     Gross Coupon     FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi            338    $47,287,870       55.71%          7.378%      627    $139,905       77.02%       90.09%       97.23%
Purchase                673     34,866,058       41.08           9.851       655      51,807       93.16        62.93        92.40
Rate/Term Refi           18      2,721,850        3.21           6.986       625     151,214       78.11        89.01       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,029    $84,875,778      100.00%          8.381%      638     $82,484       83.68%       78.90%       95.33%
===================================================================================================================================


                           Distribution by Occupancy

                                            Pct. Of                     Weighted               Weighted
                                            Pool By                       Avg.       Avg.        Avg.
                 Number of     Principal   Principal   Weighted Avg.    Current    Principal   Combined     Pct. Full    Pct. Owner
Occupancy          Loans        Balance     Balance     Gross Coupon      FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          982    $80,914,563      95.33%          8.415%       637     $82,398       83.88%       78.88%      100.00%
Non Owner                40      2,849,133       3.36           7.844        653      71,228       80.57        88.62         0.00
Second Home               7      1,112,083       1.31           7.322        686     158,869       77.42        55.15         0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,029    $84,875,778     100.00%          8.381%       638     $82,484       83.68%       78.90%       95.33%
===================================================================================================================================


                         Distribution by Property Type

                                             Pct. Of                    Weighted               Weighted
                                             Pool By                      Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.   Current    Principal   Combined     Pct. Full  Pct. Owner
Property Type     Loans        Balance       Balance     Gross Coupon     FICO      Balance  Original LTV      Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------------
Single Family          846    $70,802,702        83.42%          8.247%      638     $83,691       83.21%       80.90%     96.17%
2-4 Family              80      8,119,477         9.57           8.769       634     101,493       84.57        59.98      84.97
Condo                   82      4,769,899         5.62           9.430       650      58,170       88.21        80.56      99.44
Townhouse               12        700,356         0.83           9.490       671      58,363       87.25        70.11     100.00
PUD                      9        483,345         0.57           9.514       596      53,705       88.92       100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:               1,029    $84,875,778       100.00%          8.381%      638     $82,484       83.68%       78.90%     95.33%
=================================================================================================================================

                             Distribution by State

                                        Pct. Of                        Weighted               Weighted
                                        Pool By                          Avg.       Avg.        Avg.
           Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
State        Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
CA                207    $24,558,234        28.93%            7.993%        646    $118,639       80.70%       73.49%       98.63%
FL                206     12,725,994        14.99             9.007         630      61,777       84.63        84.47        98.17
NY                 66     11,068,406        13.04             7.783         627     167,703       80.70        79.01        86.94
IL                 65      4,187,383         4.93             9.041         646      64,421       88.84        66.96        97.13
NJ                 21      4,014,540         4.73             6.951         626     191,169       76.14        94.37       100.00
PA                 32      2,844,657         3.35             7.751         639      88,896       86.54        88.77        85.65
MD                 32      2,512,398         2.96             8.969         614      78,512       82.09        78.79        90.23
MA                 23      2,070,482         2.44             8.933         673      90,021       80.86        44.77        74.66
VA                 22      1,863,518         2.20             8.110         627      84,705       87.75        92.25       100.00
GA                 36      1,505,651         1.77             9.454         619      41,824       90.88        80.03        90.71
Other             319     17,524,514        20.65             8.908         644      54,936       88.60        82.60        97.10
----------------------------------------------------------------------------------------------------------------------------------
Total:          1,029    $84,875,778       100.00%            8.381%        638     $82,484       83.68%       78.90%       95.33%
==================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                       Pct. Of                        Weighted               Weighted
                                       Pool By                          Avg.       Avg.        Avg.
          Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Zip         Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
11212              2       $821,449         0.97%            6.966%        665    $410,725       84.02%      100.00%       60.11%
11422              3        754,740         0.89             8.140         628     251,580       86.23        42.29       100.00
33037              1        748,336         0.88             7.550         586     748,336       70.75       100.00       100.00
95033              1        673,230         0.79             6.700         640     673,230       79.41       100.00       100.00
92544              2        661,288         0.78             6.464         616     330,644       84.04       100.00       100.00
10583              2        608,593         0.72             7.646         619     304,296       84.01       100.00       100.00
07719              1        576,042         0.68             6.900         578     576,042       80.00       100.00       100.00
95037              1        544,853         0.64             5.875         606     544,853       52.38       100.00       100.00
02536              2        543,602         0.64             7.207         750     271,801       76.21         8.25         8.25
23664              2        538,577         0.63             6.728         674     269,288       91.00       100.00       100.00
Other          1,012     78,405,068        92.38             8.490         639      77,475       84.06        78.35        96.00
---------------------------------------------------------------------------------------------------------------------------------
Total:         1,029    $84,875,778       100.00%            8.381%        638     $82,484       83.68%       78.90%       95.33%
=================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                          Pct. Of                      Weighted               Weighted
Remaining                                 Pool By                        Avg.       Avg.        Avg.
Months To    Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Maturity       Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
----------------------------------------------------------------------------------------------------------------------------------
1 - 180             330    $10,188,583        12.00%         10.645%        641     $30,874       92.22%       79.09%       97.67%
181 - 240           114      4,301,681         5.07          10.811         636      37,734       97.99        62.82       100.00
241 - 360           585     70,385,514        82.93           7.905         638     120,317       81.57        79.85        94.71
----------------------------------------------------------------------------------------------------------------------------------
Total:            1,029    $84,875,778       100.00%          8.381%        638     $82,484       83.68%       78.90%       95.33%
==================================================================================================================================


                       Distribution by Amortization Type

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
Amortization   Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined    Pct. Full    Pct. Owner
Type             Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV     Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                 847    $77,586,716        91.41%          8.163%        637     $91,602       82.39%      78.88%       94.91%
15/30 Balloon         171      5,955,938         7.02          11.381         645      34,830       99.61       78.67        99.74
Fixed IO                2        810,060         0.95           5.773         710     405,030       80.00      100.00       100.00
Balloon IO              9        523,065         0.62          10.569         636      58,118       99.53       51.29       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:              1,029    $84,875,778       100.00%          8.381%        638     $82,484       83.68%      78.90%       95.33%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Group II Mortgage Loans - ARM Collateral (1)

 Scheduled Principal Balance:                                     $422,324,137
 Number of Mortgage Loans:                                               2,014
 Average Scheduled Principal Balance:                                 $209,694
 Weighted Average Gross Coupon:                                         7.357%
 Weighted Average Net Coupon: (2)                                       6.854%
 Weighted Average Current FICO Score:                                      619
 Weighted Average Original LTV Ratio:                                   81.18%
 Weighted Average Combined Original LTV Ratio:                          81.18%
 Weighted Average Stated Remaining Term (months):                          357
 Weighted Average Seasoning(months):                                         3
 Weighted Average Months to Roll: (3)                                       25
 Weighted Average Gross Margin: (3)                                      6.95%
 Weighted Average Initial Rate Cap: (3)                                  3.00%
 Weighted Average Periodic Rate Cap: (3)                                 1.25%
 Weighted Average Gross Maximum Lifetime Rate: (3)                      14.31%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                           Pct. Of                      Weighted               Weighted
                                           Pool By                        Avg.       Avg.        Avg.
              Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Originator      Loans        Balance       Balance     Gross Coupon       FICO      Balance    Original LTV    Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Acoustic              92    $18,230,221         4.32%          7.324%        601    $198,155       80.76%       48.99%       94.51%
First NLC            997    189,775,430        44.94           7.470         624     190,346       81.06        47.27        97.99
Fremont              925    214,318,487        50.75           7.260         615     231,696       81.32        61.37        92.32
-----------------------------------------------------------------------------------------------------------------------------------
Total:             2,014   $422,324,137       100.00%          7.357%        619    $209,694       81.18%       54.50%       94.96%
===================================================================================================================================


                   Distribution by Current Principal Balance

                                                 Pct. Of                    Weighted              Weighted
                                                 Pool By                      Avg.      Avg.        Avg.
Current Principal     Number of     Principal   Principal   Weighted Avg.   Current   Principal   Combined    Pct. Full   Pct. Owner
Balance                 Loans        Balance     Balance     Gross Coupon     FICO     Balance  Original LTV     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               10       $453,611       0.11%          8.726%      604    $45,361       78.54%      67.01%      82.22%
$50,001 - $75,000            105      6,695,845       1.59           8.550       595     63,770       80.98       81.07       89.61
$75,001 - $100,000           213     19,094,553       4.52           7.720       602     89,646       80.51       76.61       95.41
$100,001 - $125,000          250     28,123,427       6.66           7.652       608    112,494       81.12       68.65       89.77
$125,001 - $150,000          249     34,360,251       8.14           7.739       610    137,993       83.21       66.76       91.99
$150,001 - $200,000          359     62,803,168      14.87           7.534       616    174,939       81.08       59.85       93.02
$200,001 - $250,000          246     54,770,495      12.97           7.417       614    222,644       80.20       51.41       96.29
$250,001 - $300,000          154     42,066,934       9.96           7.419       621    273,162       81.99       47.82       96.80
$300,001 - $350,000          112     36,251,878       8.58           7.361       617    323,677       82.03       41.01       98.23
$350,001 - $400,000          132     49,487,324      11.72           7.100       626    374,904       81.16       45.47       97.80
$400,001 & Above             184     88,216,651      20.89           6.889       631    479,438       80.52       50.26       94.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,014   $422,324,137     100.00%          7.357%      619   $209,694       81.18%      54.50%      94.96%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
                Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full  Pct. Owner
Current Rate      Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below            2       $884,136         0.21%          4.972%        630    $442,068       80.00%      100.00%    100.00%
5.00 - 5.49%            15      4,743,534         1.12           5.331         660     316,236       81.09        90.26     100.00
5.50 - 5.99%            56     19,051,336         4.51           5.792         650     340,202       78.07        93.32      96.56
6.00 - 6.49%           122     33,798,566         8.00           6.249         639     277,037       80.65        72.88      98.95
6.50 - 6.99%           328     83,194,199        19.70           6.740         640     253,641       80.31        52.08      96.40
7.00 - 7.49%           339     77,092,231        18.25           7.220         623     227,411       81.51        49.97      93.44
7.50 - 7.99%           666    125,747,688        29.78           7.697         610     188,810       81.45        47.06      94.03
8.00 - 8.49%           225     37,900,426         8.97           8.206         598     168,446       82.47        49.87      94.60
8.50 - 8.99%           143     22,681,618         5.37           8.705         586     158,613       83.25        54.76      92.05
9.00% & Above          118     17,230,403         4.08           9.416         559     146,020       80.87        59.48      95.02
-----------------------------------------------------------------------------------------------------------------------------------
Total:               2,014   $422,324,137       100.00%          7.357%        619    $209,694       81.18%       54.50%     94.96%
===================================================================================================================================


                          Distribution by Credit Score

                                            Pct. Of                       Weighted               Weighted
                                            Pool By                         Avg.       Avg.        Avg.
               Number of     Principal     Principal     Weighted Avg.    Current    Principal   Combined    Pct. Full   Pct. Owner
Credit Score     Loans        Balance       Balance       Gross Coupon      FICO      Balance  Original LTV     Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above            32     $7,227,368         1.71%            7.189%       762    $225,855       85.03%      27.50%      94.99%
720 - 739              38      9,933,071         2.35             6.993        725     261,397       83.00       32.83       87.96
700 - 719              75     16,787,950         3.98             7.207        709     223,839       84.39       38.41       92.07
680 - 699             108     27,082,840         6.41             6.937        689     250,767       82.78       36.22       95.31
660 - 679             155     34,841,814         8.25             7.059        670     224,786       83.45       44.62       91.66
640 - 659             250     57,661,693        13.65             7.096        649     230,647       82.79       40.86       93.82
620 - 639             356     77,816,162        18.43             7.165        629     218,585       82.06       48.88       93.72
600 - 619             226     43,461,704        10.29             7.316        609     192,308       82.92       65.81       94.42
580 - 599             213     41,639,439         9.86             7.435        588     195,490       82.08       74.74       95.71
560 - 579             149     28,086,371         6.65             7.720        569     188,499       79.94       61.81       98.43
540 - 559             160     31,015,708         7.34             7.817        550     193,848       76.29       69.17       96.57
520 - 539             124     23,322,653         5.52             8.009        529     188,086       74.09       68.03       99.83
500 - 519             127     23,359,413         5.53             8.124        509     183,932       74.98       72.93      100.00
499 & Below             1         87,951         0.02             8.900        499      87,951       67.18      100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:              2,014   $422,324,137       100.00%            7.357%       619    $209,694       81.18%      54.50%      94.96%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                      Pct. Of                        Weighted               Weighted
                                      Pool By                          Avg.       Avg.        Avg.
         Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Lien       Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
First         2,014   $422,324,137       100.00%            7.357%        619    $209,694       81.18%       54.50%       94.96%
--------------------------------------------------------------------------------------------------------------------------------
Total:        2,014   $422,324,137       100.00%            7.357%        619    $209,694       81.18%       54.50%       94.96%
================================================================================================================================

                     Distribution by Combined Original LTV

                                             Pct. Of                     Weighted               Weighted
                                             Pool By                       Avg.       Avg.        Avg.
Combined         Number of     Principal    Principal   Weighted Avg.    Current    Principal   Combined     Pct. Full    Pct. Owner
Original LTV       Loans        Balance      Balance     Gross Coupon      FICO      Balance  Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           68    $12,219,797        2.89%          7.389%       573    $179,703       50.83%       60.55%       92.10%
60.01 - 70.00%          135     28,704,104        6.80           7.584        564     212,623       67.18        58.88        95.69
70.01 - 80.00%        1,092    238,140,722       56.39           7.239        625     218,078       79.07        41.49        97.76
80.01 - 85.00%          189     35,542,344        8.42           7.341        598     188,055       84.46        69.01        91.81
85.01 - 90.00%          377     79,430,553       18.81           7.409        620     210,691       89.83        79.78        86.39
90.01 - 95.00%           54     10,924,068        2.59           7.613        648     202,298       94.44        76.57       100.00
95.01 - 100.00%          99     17,362,550        4.11           8.212        664     175,379       99.89        62.29       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,014   $422,324,137      100.00%          7.357%       619    $209,694       81.18%       54.50%       94.96%
====================================================================================================================================


                          Distribution by Original LTV

                                             Pct. Of                     Weighted               Weighted
                                             Pool By                       Avg.       Avg.        Avg.
                 Number of     Principal    Principal    Weighted Avg.   Current    Principal   Combined     Pct. Full   Pct. Owner
Original LTV       Loans        Balance      Balance      Gross Coupon     FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           68    $12,219,797        2.89%           7.389%      573    $179,703       50.83%       60.55%      92.10%
60.01 - 70.00%          135     28,704,104        6.80            7.584       564     212,623       67.18        58.88       95.69
70.01 - 80.00%        1,092    238,140,722       56.39            7.239       625     218,078       79.07        41.49       97.76
80.01 - 85.00%          189     35,542,344        8.42            7.341       598     188,055       84.46        69.01       91.81
85.01 - 90.00%          377     79,430,553       18.81            7.409       620     210,691       89.83        79.78       86.39
90.01 - 95.00%           54     10,924,068        2.59            7.613       648     202,298       94.44        76.57      100.00
95.01 - 100.00%          99     17,362,550        4.11            8.212       664     175,379       99.89        62.29      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,014   $422,324,137      100.00%           7.357%      619    $209,694       81.18%       54.50%      94.96%
===================================================================================================================================


                         Distribution by Documentation

                                            Pct. Of                       Weighted               Weighted
                                            Pool By                         Avg.       Avg.        Avg.
               Number of     Principal     Principal     Weighted Avg.    Current    Principal   Combined     Pct. Full   Pct. Owner
Documentation    Loans        Balance       Balance       Gross Coupon      FICO      Balance  Original LTV      Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Easy                   25     $6,765,319         1.60%            7.550%       566    $270,613       79.67%        0.00%     100.00%
Full                1,205    230,174,602        54.50             7.252        605     191,016       82.34       100.00       92.86
Limited                 7        818,364         0.19             7.841        585     116,909       83.33         0.00       92.70
Stated                777    184,565,852        43.70             7.479        637     237,536       79.77         0.00       97.41
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,014   $422,324,137       100.00%            7.357%       619    $209,694       81.18%       54.50%      94.96%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal   Weighted Avg.     Current    Principal   Combined     Pct. Full   Pct. Owner
Purpose          Loans        Balance       Balance     Gross Coupon       FICO      Balance  Original LTV      Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase              998   $212,659,351        50.35%          7.277%        647    $213,086       82.85%       45.16%      93.13%
Cashout Refi          977    202,098,157        47.85           7.443         590     206,856       79.39        63.56       96.96
Rate/Term Refi         39      7,566,629         1.79           7.295         599     194,016       81.88        75.04       93.33
-----------------------------------------------------------------------------------------------------------------------------------
Total:              2,014   $422,324,137       100.00%          7.357%        619    $209,694       81.18%       54.50%      94.96%
===================================================================================================================================


                           Distribution by Occupancy

                                             Pct. Of                      Weighted              Weighted
                                             Pool By                        Avg.      Avg.        Avg.
                 Number of     Principal    Principal    Weighted Avg.    Current   Principal   Combined    Pct. Full    Pct. Owner
Occupancy          Loans        Balance      Balance      Gross Coupon      FICO     Balance  Original LTV     Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        1,892   $401,054,589       94.96%           7.346%       617   $211,974       81.06%      53.30%      100.00%
Non Owner               114     18,445,098        4.37            7.658        643    161,799       83.95       77.78         0.00
Second Home               8      2,824,450        0.67            6.903        637    353,056       78.85       73.62         0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                2,014   $422,324,137      100.00%           7.357%       619   $209,694       81.18%      54.50%       94.96%
===================================================================================================================================


                         Distribution by Property Type

                                             Pct. Of                      Weighted               Weighted
                                             Pool By                        Avg.       Avg.        Avg.
                Number of     Principal     Principal    Weighted Avg.    Current    Principal   Combined    Pct. Full   Pct. Owner
Property Type     Loans        Balance       Balance      Gross Coupon      FICO      Balance  Original LTV     Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family        1,690   $353,288,783        83.65%           7.341%       615    $209,047       81.15%      55.61%      95.69%
2-4 Family             131     32,450,673         7.68            7.452        641     247,715       81.13       45.33       87.90
Condo                  131     24,646,308         5.84            7.461        640     188,140       81.67       52.98       93.88
Townhouse               42      7,808,869         1.85            7.398        629     185,925       80.47       44.55       95.78
PUD                     20      4,129,504         0.98            7.290        608     206,475       81.95       59.89       92.89
-----------------------------------------------------------------------------------------------------------------------------------
Total:               2,014   $422,324,137       100.00%           7.357%       619    $209,694       81.18%      54.50%      94.96%
===================================================================================================================================


                             Distribution by State

                                         Pct. Of                        Weighted               Weighted
                                         Pool By                          Avg.       Avg.        Avg.
            Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
State         Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                 541   $165,153,493        39.11%            7.025%        629    $305,274       79.65%       43.16%       96.03%
IL                 240     42,913,841        10.16             7.598         611     178,808       82.72        62.17        94.04
FL                 279     41,199,476         9.76             7.605         616     147,668       82.18        69.77        95.80
NY                  82     26,287,437         6.22             7.262         624     320,579       81.87        38.77        93.39
NJ                  70     16,530,087         3.91             7.726         609     236,144       79.79        48.06        92.56
MD                  85     16,232,030         3.84             7.438         614     190,965       80.98        55.37        92.93
VA                  52     10,870,439         2.57             7.480         608     209,047       82.12        60.69        99.01
MA                  46     10,844,777         2.57             7.452         601     235,756       79.69        66.19        96.80
MI                  67      8,690,820         2.06             7.895         611     129,714       83.83        67.39        96.11
NV                  36      8,503,580         2.01             7.253         630     236,211       81.20        62.72        91.83
Other              516     75,098,157        17.78             7.668         606     145,539       82.98        68.41        93.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:           2,014   $422,324,137       100.00%            7.357%        619    $209,694       81.18%       54.50%       94.96%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                     Pct. Of                        Weighted               Weighted
                                     Pool By                          Avg.       Avg.        Avg.
        Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Zip       Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
95127            6     $2,413,107         0.57%            6.402%        650    $402,184       79.73%       33.00%      100.00%
95407            6      2,070,972         0.49             7.616         645     345,162       84.24         0.00       100.00
94531            5      1,832,893         0.43             7.297         605     366,579       78.88        54.83       100.00
89014            4      1,486,687         0.35             6.841         629     371,672       79.71        66.55       100.00
91343            4      1,432,516         0.34             6.429         693     358,129       80.00        63.22       100.00
92336            5      1,351,751         0.32             8.308         582     270,350       77.07        30.25       100.00
95035            3      1,305,819         0.31             7.167         625     435,273       80.00         0.00       100.00
60504            5      1,278,750         0.30             8.182         584     255,750       84.27        57.52       100.00
33018            8      1,212,461         0.29             7.142         644     151,558       80.22        86.30       100.00
93906            3      1,174,719         0.28             7.037         644     391,573       80.00        34.05       100.00
Other        1,965    406,764,461        96.32             7.363         618     207,005       81.20        55.04        94.77
-------------------------------------------------------------------------------------------------------------------------------
Total:       2,014   $422,324,137       100.00%            7.357%        619    $209,694       81.18%       54.50%       94.96%
===============================================================================================================================


                  Distribution by Remaining Months to Maturity

                                        Pct. Of                       Weighted               Weighted
Remaining                               Pool By                         Avg.       Avg.        Avg.
Months To  Number of     Principal     Principal    Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Maturity     Loans        Balance       Balance      Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 180             1       $103,370         0.02%           7.500%        544    $103,370       60.82%      100.00%      100.00%
241 - 360       2,013    422,220,767        99.98            7.357         619     209,747       81.18        54.49        94.96
---------------------------------------------------------------------------------------------------------------------------------
Total:          2,014   $422,324,137       100.00%           7.357%        619    $209,694       81.18%       54.50%       94.96%
=================================================================================================================================


                       Distribution by Amortization Type

                                           Pct. Of                       Weighted               Weighted
                                           Pool By                         Avg.       Avg.        Avg.
Amortization  Number of     Principal     Principal    Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Type            Loans        Balance       Balance      Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Yr ARM           1,095   $227,516,340        53.87%           7.456%        609    $207,777       81.57%       56.20%       92.16%
3 Yr ARM             551     91,776,389        21.73            7.651         607     166,563       80.09        61.06        97.07
2 Yr ARM IO          218     59,919,304        14.19            6.786         646     274,859       81.63        62.91        99.32
3 Yr ARM IO          138     40,640,725         9.62            6.986         656     294,498       80.53        16.71        99.71
5 Yr ARM              12      2,471,380         0.59            7.316         638     205,948       84.61        72.48        90.99
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,014   $422,324,137       100.00%           7.357%        619    $209,694       81.18%       54.50%       94.96%
====================================================================================================================================


                      Distribution by Initial Periodic Cap

                                           Pct. Of                      Weighted               Weighted
                                           Pool By                        Avg.       Avg.        Avg.
Initial       Number of     Principal     Principal    Weighted Avg.    Current    Principal   Combined     Pct. Full    Pct. Owner
Periodic Cap    Loans        Balance       Balance      Gross Coupon      FICO      Balance  Original LTV      Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2.00%                  1       $157,391         0.04%           7.750%       664    $157,391      100.00%      100.00%      100.00%
3.00%              2,013    422,166,746        99.96            7.357        619     209,720       81.17        54.48        94.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:             2,014   $422,324,137       100.00%           7.357%       619    $209,694       81.18%       54.50%       94.96%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal    Weighted Avg.    Current    Principal   Combined     Pct. Full    Pct. Owner
Periodic Cap     Loans        Balance       Balance      Gross Coupon      FICO      Balance  Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%               1,089   $208,005,650        49.25%           7.457%       622    $191,006       81.03%       47.43%       97.69%
1.50%                 925    214,318,487        50.75            7.260        615     231,696       81.32        61.37        92.32
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,014   $422,324,137       100.00%           7.357%       619    $209,694       81.18%       54.50%       94.96%
====================================================================================================================================


                      Distribution by Months to Rate Reset

                                          Pct. Of                        Weighted               Weighted
                                          Pool By                          Avg.       Avg.        Avg.
Months To    Number of     Principal     Principal     Weighted Avg.     Current    Principal   Combined     Pct. Full    Pct. Owner
Rate Reset     Loans        Balance       Balance       Gross Coupon       FICO      Balance  Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                  2       $453,561         0.11%            7.866%        608    $226,780       79.86%      100.00%       34.15%
13 - 24           1,291    284,323,129        67.32             7.310         617     220,235       81.57        57.52        93.80
25 - 36             707    134,563,067        31.86             7.462         621     190,330       80.30        47.47        97.68
37 - 48               2        513,000         0.12             5.728         619     256,500       80.00       100.00       100.00
49 & Above           12      2,471,380         0.59             7.316         638     205,948       84.61        72.48        90.99
------------------------------------------------------------------------------------------------------------------------------------
Total:            2,014   $422,324,137       100.00%            7.357%        619    $209,694       81.18%       54.50%       94.96%
====================================================================================================================================


                       Distribution by Life Maximum Rate

                                              Pct. Of                      Weighted              Weighted
                                              Pool By                        Avg.      Avg.        Avg.
                  Number of     Principal    Principal    Weighted Avg.    Current   Principal   Combined    Pct. Full   Pct. Owner
Life Maximum Rate   Loans        Balance      Balance      Gross Coupon      FICO     Balance  Original LTV     Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below             8     $2,749,208        0.65%           5.325%       653   $343,651       80.00%      84.05%     100.00%
12.00 - 12.49%            19      6,016,729        1.42            5.675        659    316,670       81.45       71.80      100.00
12.50 - 12.99%            68     21,401,952        5.07            5.943        644    314,735       78.27       85.80       95.83
13.00 - 13.49%           128     34,150,516        8.09            6.324        637    266,801       80.66       72.40       98.96
13.50 - 13.99%           340     84,411,293       19.99            6.791        637    248,269       80.48       52.52       96.27
14.00 - 14.49%           336     75,771,196       17.94            7.240        622    225,510       81.55       50.81       93.04
14.50 - 14.99%           647    122,518,220       29.01            7.705        611    189,364       81.38       46.78       94.10
15.00 - 15.49%           216     37,061,814        8.78            8.219        599    171,582       82.18       49.42       95.08
15.50 - 15.99%           139     21,916,894        5.19            8.703        587    157,675       83.31       55.73       92.12
16.00% & Above           113     16,326,314        3.87            9.432        561    144,481       81.40       59.88       94.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,014   $422,324,137      100.00%           7.357%       619   $209,694       81.18%      54.50%      94.96%
===================================================================================================================================


                             Distribution by Margin

                                            Pct. Of                      Weighted               Weighted
                                            Pool By                        Avg.       Avg.        Avg.
               Number of     Principal     Principal    Weighted Avg.    Current    Principal   Combined     Pct. Full    Pct. Owner
Margin           Loans        Balance       Balance      Gross Coupon      FICO      Balance  Original LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           3       $611,364         0.14%           5.902%       614    $203,788       79.81%       63.66%      100.00%
5.00 - 5.49%           43      9,431,802         2.23            6.597        652     219,344       81.42        42.75        93.41
5.50 - 5.99%          136     25,041,680         5.93            7.197        622     184,130       81.96        59.89        96.70
6.00 - 6.49%          146     33,358,736         7.90            6.660        638     228,484       80.01        45.58        99.58
6.50 - 6.99%        1,093    251,426,276        59.53            7.262        618     230,033       81.05        56.52        93.22
7.00% & Above         593    102,454,278        24.26            7.935        609     172,773       81.65        52.15        97.43
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,014   $422,324,137       100.00%           7.357%       619    $209,694       81.18%       54.50%       94.96%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------
This transaction will contain three one-month LIBOR interest rate corridor agreements (the "A-1B Interest Rate Corridor", the "A-2 Interest Rate Corridor" and the "Junior Interest Rate Corridor"). The A-1B Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts to the Class A-1B Certificates. The A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts to the A-2 Certificates. The Junior Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the M-1, M-2, M3, B1, B2 and B-3 Certificates in the manner described herein.

           Interest Rate Corridor                      Ceiling (%)
           -------------------------------------------------------
           A-1B Interest Rate Corridor                 9.16
           A-2 Interest Rate Corridor                  9.24
           Junior Interest Rate Corridor               8.51

The Interest Rate Corridor Strike Rate Schedule
-----------------------------------------------

              A-1B Interest                                 A-2 Interest                                Junior Interest
Distribution  Rate Corridor                  Distribution  Rate Corridor                 Distribution    Rate Corridor
   Period        Notional      Strike Rate      Period        Notional     Strike Rate      Period         Notional      Strike Rate
  (months)     Balance ($)         (%)         (months)     Balance ($)        (%)         (months)       Balance ($)        (%)
------------------------------------------------------------------------------------------------------------------------------------
         1    47,198,000.00       7.29777              1   398,428,000.00     7.11679             1    141,873,000.00      6.28809
         2    46,483,819.14       7.19831              2   392,308,062.28     7.80521             2    141,873,000.00      6.54831
         3    45,668,266.02       6.68633              3   385,333,140.62     6.53722             3    141,873,000.00      5.81911
         4    44,739,841.57       6.90239              4   377,405,179.32     6.97225             4    141,873,000.00      6.04648
         5    43,714,568.71       6.81152              5   368,661,264.37     6.66231             5    141,873,000.00      5.81993
         6    42,591,168.27       6.91360              6   359,090,800.14     6.98338             6    141,873,000.00      6.04745
         7    41,373,351.82       6.82395              7   348,727,001.55     6.67462             7    141,873,000.00      5.82101
         8    40,065,554.90       6.83150              8   337,606,531.57     6.68211             8    141,873,000.00      5.82165
         9    38,675,705.65       6.93707              9   325,826,243.18     7.00668             9    141,873,000.00      6.04938
        10    37,302,825.47       6.84890             10   314,246,509.48     6.69940            10    141,873,000.00      5.82290
        11    35,966,345.51       6.95579             11   302,975,064.74     7.02540            11    141,873,000.00      6.05061
        12    34,665,692.13       6.86784             12   292,005,934.26     6.71830            12    141,873,000.00      5.82409
        13    33,399,905.85       6.87795             13   281,331,017.94     6.72839            13    141,873,000.00      5.82469
        14    32,168,052.90       7.20550             14   270,942,432.69     7.81253            14    141,873,000.00      6.55550
        15    30,970,041.79       6.86875             15   260,839,398.83     6.71915            15    141,873,000.00      5.82589
        16    29,802,536.24       7.01056             16   250,993,773.22     7.08017            16    141,873,000.00      6.05371
        17    28,667,127.35       6.92539             17   241,418,966.15     6.77585            17    141,873,000.00      5.82904
        18    27,562,169.19       7.03836             18   232,101,121.92     7.10814            18    141,873,000.00      6.05696
        19    26,486,836.96       6.95162             19   223,033,244.32     6.80203            19    141,873,000.00      5.83025
        20    25,440,337.22       6.98640             20   214,208,635.58     6.83001            20    141,873,000.00      5.84611
        21    24,421,750.96       8.72242             21   205,621,142.17     8.80264            21    141,873,000.00      7.58781
        22    23,434,696.49       8.67595             22   197,302,317.89     8.54905            22    141,873,000.00      7.40011
        23    22,474,049.53       8.90085             23   189,206,282.85     8.98968            23    141,873,000.00      7.71864
        24    21,539,071.61       8.79540             24   181,326,510.23     8.61208            24    141,873,000.00      7.43724
        25    20,629,063.95       8.81884             25   173,657,206.51     8.63552            25    141,873,000.00      7.43676
        26             0.00       0.00000             26             0.00     0.00000            26    141,873,000.00      8.34606
        27             0.00       0.00000             27             0.00     0.00000            27    141,873,000.00      8.11360
        28             0.00       0.00000             28             0.00     0.00000            28    141,873,000.00      8.44689
        29             0.00       0.00000             29             0.00     0.00000            29    141,873,000.00      8.15468
        30             0.00       0.00000             30             0.00     0.00000            30    141,873,000.00      8.45857
        31             0.00       0.00000             31             0.00     0.00000            31    141,873,000.00      8.15385
        32             0.00       0.00000             32             0.00     0.00000            32    141,873,000.00      8.16295
        33             0.00       0.00000             33             0.00     0.00000            33              0.00      0.00000
        34             0.00       0.00000             34             0.00     0.00000            34              0.00      0.00000
        35             0.00       0.00000             35             0.00     0.00000            35              0.00      0.00000
        36             0.00       0.00000             36             0.00     0.00000            36              0.00      0.00000



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAMP 05-HE1
Fwd libor curve
100% deal pricing speed, to maturity
for other assumptions please refer to termsheet


                         Excess Spread
                      ===================
 Period     Date          act/360 daycount
 Total

       0    27-Jan-05
       1    25-Feb-05               4.407
       2    25-Mar-05               4.527
       3    25-Apr-05               3.645
       4    25-May-05               3.748
       5    25-Jun-05               3.461
       6    25-Jul-05               3.613
       7    25-Aug-05               3.316
       8    25-Sep-05               3.258
       9    25-Oct-05               3.421
      10    25-Nov-05               3.141
      11    25-Dec-05               3.318
      12    25-Jan-06               2.999
      13    25-Feb-06               3.003
      14    25-Mar-06               3.679
      15    25-Apr-06               2.910
      16    25-May-06               3.093
      17    25-Jun-06               2.841
      18    25-Jul-06               3.039
      19    25-Aug-06               2.787
      20    25-Sep-06               2.770
      21    25-Oct-06               4.475
      22    25-Nov-06               4.262
      23    25-Dec-06               4.540
      24    25-Jan-07               4.228
      25    25-Feb-07               4.197
      26    25-Mar-07               5.068
      27    25-Apr-07               4.418
      28    25-May-07               4.695
      29    25-Jun-07               4.385
      30    25-Jul-07               4.644
      31    25-Aug-07               4.333
      32    25-Sep-07               4.308
      33    25-Oct-07               5.102
      34    25-Nov-07               5.081
      35    25-Dec-07               5.366
      36    25-Jan-08               5.025
      37    25-Feb-08               4.993
      38    25-Mar-08               5.593
      39    25-Apr-08               5.149
      40    25-May-08               5.563
      41    25-Jun-08               5.225
      42    25-Jul-08               5.526
      43    25-Aug-08               5.177
      44    25-Sep-08               5.157
      45    25-Oct-08               5.565
      46    25-Nov-08               5.238
      47    25-Dec-08               5.543
      48    25-Jan-09               5.187
      49    25-Feb-09               5.157
      50    25-Mar-09               6.186
      51    25-Apr-09               5.207
      52    25-May-09               5.532
      53    25-Jun-09               5.177
      54    25-Jul-09               5.485
      55    25-Aug-09               5.128
      56    25-Sep-09               5.105
      57    25-Oct-09               5.519
      58    25-Nov-09               5.180
      59    25-Dec-09               5.496
      60    25-Jan-10               5.132
      61    25-Feb-10               5.105
      62    25-Mar-10               6.160
      63    25-Apr-10               5.153
      64    25-May-10               5.486
      65    25-Jun-10               5.126
      66    25-Jul-10               5.444
      67    25-Aug-10               5.085
      68    25-Sep-10               5.066
      69    25-Oct-10               5.458
      70    25-Nov-10               5.115
      71    25-Dec-10               5.443
      72    25-Jan-11               5.081
      73    25-Feb-11               5.059
      74    25-Mar-11               6.138
      75    25-Apr-11               5.088
      76    25-May-11               5.429
      77    25-Jun-11               5.067
      78    25-Jul-11               5.392
      79    25-Aug-11               5.033
      80    25-Sep-11               5.023
      81    25-Oct-11               5.416
      82    25-Nov-11               5.074
      83    25-Dec-11               5.415
      84    25-Jan-12               5.058
      85    25-Feb-12               5.046
      86    25-Mar-12               5.757
      87    25-Apr-12               5.086
      88    25-May-12               5.439
      89    25-Jun-12               4.746
      90    25-Jul-12               5.092
      91    25-Aug-12               4.735
      92    25-Sep-12               4.730
      93    25-Oct-12               5.128
      94    25-Nov-12               4.781
      95    25-Dec-12               5.132
      96    25-Jan-13               4.774
      97    25-Feb-13               4.770
      98    25-Mar-13               5.911
      99    25-Apr-13               4.825
     100    25-May-13               5.194
     101    25-Jun-13               4.842
     102    25-Jul-13               5.204
     103    25-Aug-13               4.854
     104    25-Sep-13               4.862
     105    25-Oct-13               5.268
     106    25-Nov-13               4.927
     107    25-Dec-13               5.296
     108    25-Jan-14               4.944
     109    25-Feb-14               4.950
     110    25-Mar-14               6.105
     111    25-Apr-14               5.008
     112    25-May-14               5.383
     113    25-Jun-14               5.034
     114    25-Jul-14               5.402
     115    25-Aug-14               5.053
     116    25-Sep-14               5.066
     117    25-Oct-14               5.478
     118    25-Nov-14               5.139
     119    25-Dec-14               5.514
     120    25-Jan-15               5.165
     121    25-Feb-15               5.177
     122    25-Mar-15               6.347
     123    25-Apr-15               5.250
     124    25-May-15               5.635
     125    25-Jun-15               5.296
     126    25-Jul-15               5.674
     127    25-Aug-15               5.332
     128    25-Sep-15               5.353
     129    25-Oct-15               5.762
     130    25-Nov-15               5.431
     131    25-Dec-15               5.819
     132    25-Jan-16               5.481
     133    25-Feb-16               5.506
     134    25-Mar-16               6.278
     135    25-Apr-16               5.582
     136    25-May-16               5.979
     137    25-Jun-16               5.646
     138    25-Jul-16               6.037
     139    25-Aug-16               5.708
     140    25-Sep-16               5.741
     141    25-Oct-16               6.158
     142    25-Nov-16               5.837
     143    25-Dec-16               6.238
     144    25-Jan-17               5.914
     145    25-Feb-17               5.953
     146    25-Mar-17               7.159
     147    25-Apr-17               6.060
     148    25-May-17               6.472
     149    25-Jun-17               6.155
     150    25-Jul-17               6.565
     151    25-Aug-17               6.250
     152    25-Sep-17               6.296
     153    25-Oct-17               6.729
     154    25-Nov-17               6.419
     155    25-Dec-17               6.834
     156    25-Jan-18               6.524
     157    25-Feb-18               6.575
     158    25-Mar-18               7.797
     159    25-Apr-18               6.713
     160    25-May-18               7.141
     161    25-Jun-18               6.841
     162    25-Jul-18               7.273
     163    25-Aug-18               6.979
     164    25-Sep-18               7.052
     165    25-Oct-18               7.490
     166    25-Nov-18               7.202
     167    25-Dec-18               7.643
     168    25-Jan-19               7.360
     169    25-Feb-19               7.439
     170    25-Mar-19               8.688
     171    25-Apr-19               7.609
     172    25-May-19               8.059
     173    25-Jun-19               7.789
     174    25-Jul-19               8.246
     175    25-Aug-19               7.982
     176    25-Sep-19               8.086
     177    25-Oct-19               8.643
     178    25-Nov-19               8.394
     179    25-Dec-19               8.871
     180    25-Jan-20               8.624
     181    25-Feb-20               8.743
     182    25-Mar-20               9.614
     183    25-Apr-20               8.994
     184    25-May-20               9.486
     185    25-Jun-20               9.260
     186    25-Jul-20               9.760
     187    25-Aug-20               9.541
     188    25-Sep-20               9.689
     189    25-Oct-20              10.201
     190    25-Nov-20               9.997
     191    25-Dec-20              10.519
     192    25-Jan-21              10.325
     193    25-Feb-21              10.497
     194    25-Mar-21              11.833
     195    25-Apr-21              10.375
     196    25-May-21              10.849
     197    25-Jun-21              10.679
     198    25-Jul-21               0.000
     199    25-Aug-21               0.000
     200    25-Sep-21               0.000
     201    25-Oct-21               0.000
     202    25-Nov-21               0.000
     203    25-Dec-21               0.000
     204    25-Jan-22               0.000
     205    25-Feb-22               0.000
     206    25-Mar-22               0.000
     207    25-Apr-22               0.000
     208    25-May-22               0.000
     209    25-Jun-22               0.000
     210    25-Jul-22               0.000
     211    25-Aug-22               0.000
     212    25-Sep-22               0.000
     213    25-Oct-22               0.000
     214    25-Nov-22               0.000
     215    25-Dec-22               0.000
     216    25-Jan-23               0.000
     217    25-Feb-23               0.000
     218    25-Mar-23               0.000
     219    25-Apr-23               0.000
     220    25-May-23               0.000
     221    25-Jun-23               0.000
     222    25-Jul-23               0.000
     223    25-Aug-23               0.000
     224    25-Sep-23               0.000
     225    25-Oct-23               0.000
     226    25-Nov-23               0.000
     227    25-Dec-23               0.000
     228    25-Jan-24               0.000
     229    25-Feb-24               0.000
     230    25-Mar-24               0.000
     231    25-Apr-24               0.000
     232    25-May-24               0.000
     233    25-Jun-24               0.000
     234    25-Jul-24               0.000
     235    25-Aug-24               0.000
     236    25-Sep-24               0.000
     237    25-Oct-24               0.000
     238    25-Nov-24               0.000
     239    25-Dec-24               0.000
     240    25-Jan-25               0.000
     241    25-Feb-25               0.000
     242    25-Mar-25               0.000
     243    25-Apr-25               1.411
     244    25-May-25               0.981
     245    25-Jun-25               1.782
     246    25-Jul-25               2.125
     247    25-Aug-25               2.902
     248    25-Sep-25               3.264
     249    25-Oct-25               4.016
     250    25-Nov-25               4.748
     251    25-Dec-25               5.431
     252    25-Jan-26               6.132
     253    25-Feb-26               6.749
     254    25-Mar-26               8.352
     255    25-Apr-26               8.563
     256    25-May-26               9.528
     257    25-Jun-26              10.136
     258    25-Jul-26              10.829
     259    25-Aug-26              10.478
     260    25-Sep-26              10.476
     261    25-Oct-26              10.808
     262    25-Nov-26              10.455
     263    25-Dec-26              10.801
     264    25-Jan-27              10.451
     265    25-Feb-27              10.450
     266    25-Mar-27              11.568
     267    25-Apr-27              10.435
     268    25-May-27              10.779
     269    25-Jun-27              10.430
     270    25-Jul-27              10.776
     271    25-Aug-27              10.427
     272    25-Sep-27              10.426
     273    25-Oct-27              10.761
     274    25-Nov-27              10.411
     275    25-Dec-27              10.756
     276    25-Jan-28              10.408
     277    25-Feb-28              10.407
     278    25-Mar-28              11.124
     279    25-Apr-28              10.398
     280    25-May-28              10.743
     281    25-Jun-28              10.395
     282    25-Jul-28              10.741
     283    25-Aug-28              10.393
     284    25-Sep-28              10.393
     285    25-Oct-28              10.731
     286    25-Nov-28              10.383
     287    25-Dec-28              10.729
     288    25-Jan-29              10.382
     289    25-Feb-29              10.382
     290    25-Mar-29              11.493
     291    25-Apr-29              10.379
     292    25-May-29              10.724
     293    25-Jun-29              10.378
     294    25-Jul-29              10.724
     295    25-Aug-29              10.378
     296    25-Sep-29              10.378
     297    25-Oct-29              10.720
     298    25-Nov-29              10.373
     299    25-Dec-29              10.719
     300    25-Jan-30              10.374
     301    25-Feb-30              10.375
     302    25-Mar-30              11.487
     303    25-Apr-30              10.363
     304    25-May-30              10.707
     305    25-Jun-30              10.362
     306    25-Jul-30              10.709
     307    25-Aug-30              10.365
     308    25-Sep-30              10.367
     309    25-Oct-30              10.701
     310    25-Nov-30              10.355
     311    25-Dec-30              10.702
     312    25-Jan-31              10.360
     313    25-Feb-31              10.362
     314    25-Mar-31              11.475
     315    25-Apr-31              10.357
     316    25-May-31              10.702
     317    25-Jun-31              10.359
     318    25-Jul-31              10.707
     319    25-Aug-31              10.365
     320    25-Sep-31              10.368
     321    25-Oct-31              10.709
     322    25-Nov-31              10.365
     323    25-Dec-31              10.715
     324    25-Jan-32              10.374
     325    25-Feb-32              10.379
     326    25-Mar-32              11.101
     327    25-Apr-32              10.386
     328    25-May-32              10.739
     329    25-Jun-32              10.400
     330    25-Jul-32              10.756
     331    25-Aug-32              10.419
     332    25-Sep-32              10.429
     333    25-Oct-32              10.785
     334    25-Nov-32              10.449
     335    25-Dec-32              10.812
     336    25-Jan-33              10.478
     337    25-Feb-33              10.495
     338    25-Mar-33              11.641
     339    25-Apr-33              10.536
     340    25-May-33              10.913
     341    25-Jun-33              10.590
     342    25-Jul-33              10.978
     343    25-Aug-33              10.665
     344    25-Sep-33              10.712
     345    25-Oct-33              11.128
     346    25-Nov-33              10.829
     347    25-Dec-33              11.265
     348    25-Jan-34              10.995
     349    25-Feb-34              11.043
     350    25-Mar-34              12.248
     351    25-Apr-34              11.092
     352    25-May-34              11.503
     353    25-Jun-34              11.188
     354    25-Jul-34              11.653
     355    25-Aug-34              11.354
     356    25-Sep-34              11.549
     357    25-Oct-34              12.024
     358    25-Nov-34              11.730


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE1



                                Fwd Curve
                          =====================

              Month            1mL          6mL
              1              2.49081     2.83400
              2              2.63165     2.93940
              3              2.79617     3.02994
              4              2.91991     3.11031
              5              2.98357     3.17237
              6              3.05659     3.23445
              7              3.13005     3.30279
              8              3.18850     3.35474
              9              3.24941     3.40342
              10             3.30549     3.45355
              11             3.35228     3.49779
              12             3.44806     3.54064
              13             3.44227     3.57183
              14             3.48600     3.60811
              15             3.53385     3.64232
              16             3.57422     3.67135
              17             3.60325     3.69978
              18             3.62846     3.72996
              19             3.65538     3.75770
              20             3.68612     3.78838
              21             3.71212     3.81666
              22             3.73989     3.84442
              23             3.77396     3.87196
              24             3.80724     3.90001
              25             3.83597     3.92193
              26             3.85643     3.94566
              27             3.87683     3.97016
              28             3.89959     3.99418
              29             3.92458     4.01990
              30             3.94768     4.04682
              31             3.97229     4.07271
              32             3.99871     4.10176
              33             4.02401     4.12866
              34             4.05059     4.15514
              35             4.07821     4.18287
              36             4.10574     4.21128
              37             4.13512     4.23862
              38             4.16219     4.26920
              39             4.18824     4.29458
              40             4.21481     4.32120
              41             4.24211     4.34925
              42             4.26873     4.37521
              43             4.29774     4.40270
              44             4.32314     4.43131
              45             4.34868     4.45694
              46             4.37579     4.48533
              47             4.40107     4.51565
              48             4.42976     4.54168
              49             4.45928     4.56896
              50             4.48575     4.59684
              51             4.51314     4.62203
              52             4.54165     4.64686
              53             4.56603     4.67175
              54             4.59040     4.69466
              55             4.61560     4.72014
              56             4.63880     4.74353
              57             4.66102     4.76647
              58             4.68311     4.79202
              59             4.70403     4.81796
              60             4.73231     4.84323
              61             4.75916     4.86784
              62             4.78339     4.89134
              63             4.80846     4.91344
              64             4.83242     4.93490
              65             4.85425     4.95301
              66             4.87469     4.97041
              67             4.89441     4.98879
              68             4.91270     5.00612
              69             4.93014     5.02245
              70             4.94428     5.04316
              71             4.95819     5.05989
              72             4.97833     5.07982
              73             4.99884     5.09991
              74             5.01718     5.11723
              75             5.03876     5.13513
              76             5.05462     5.15172
              77             5.07266     5.16743
              78             5.09021     5.18194
              79             5.10492     5.19675
              80             5.12033     5.21216
              81             5.13464     5.22625
              82             5.14750     5.24191
              83             5.15983     5.25740
              84             5.17593     5.27516
              85             5.19304     5.28935
              86             5.20832     5.30489
              87             5.22458     5.32077
              88             5.23944     5.33397
              89             5.25575     5.34801
              90             5.26798     5.36098
              91             5.28230     5.37421
              92             5.29619     5.38898
              93             5.30755     5.40063
              94             5.32013     5.41367
              95             5.33189     5.42719
              96             5.34549     5.44219
              97             5.36198     5.45518
              98             5.37427     5.46834
              99             5.38754     5.48190
              100            5.40079     5.49417
              101            5.41458     5.50751
              102            5.42562     5.51690
              103            5.43797     5.52858
              104            5.44937     5.54039
              105            5.45966     5.54983
              106            5.47140     5.56088
              107            5.47904     5.57143
              108            5.49105     5.58410
              109            5.50357     5.59547
              110            5.51333     5.60839
              111            5.52517     5.61971
              112            5.53647     5.63110
              113            5.54832     5.64366
              114            5.55924     5.65405
              115            5.57217     5.66636
              116            5.58183     5.67843
              117            5.59302     5.68983
              118            5.60513     5.70315
              119            5.61492     5.71732
              120            5.62939     5.72876
              121            5.64375     5.74027
              122            5.65514     5.75198
              123            5.66824     5.76227
              124            5.68084     5.77073
              125            5.68876     5.77808
              126            5.69837     5.78549
              127            5.70760     5.79367
              128            5.71399     5.79895
              129            5.72007     5.80510
              130            5.72571     5.81389
              131            5.72960     5.81975
              132            5.73870     5.82820
              133            5.74566     5.83610
              134            5.75350     5.84316
              135            5.76333     5.85102
              136            5.76849     5.85704
              137            5.77671     5.86389
              138            5.78406     5.86925
              139            5.78894     5.87467
              140            5.79565     5.88126
              141            5.80122     5.88544
              142            5.80583     5.89204
              143            5.81049     5.89746
              144            5.81690     5.90424
              145            5.82344     5.91064
              146            5.82813     5.91632
              147            5.83611     5.92477
              148            5.84078     5.92868
              149            5.84759     5.93593
              150            5.85353     5.94232
              151            5.85878     5.94689
              152            5.86599     5.95430
              153            5.86909     5.95916
              154            5.87628     5.96802
              155            5.88198     5.97481
              156            5.88901     5.98318
              157            5.89980     5.98896
              158            5.90639     5.99393
              159            5.91453     5.99920
              160            5.91958     6.00023
              161            5.92524     6.00126
              162            5.92547     5.99937
              163            5.92812     5.99896
              164            5.92842     5.99847
              165            5.92535     5.99520
              166            5.92334     5.99431
              167            5.91901     5.99341
              168            5.91798     5.99420
              169            5.92067     5.99397
              170            5.91906     5.99286
              171            5.91996     5.99381
              172            5.92052     5.99343
              173            5.92118     5.99356
              174            5.91904     5.98997
              175            5.91896     5.98946
              176            5.91749     5.98879
              177            5.91518     5.98658
              178            5.91434     5.98683
              179            5.90944     5.98713
              180            5.91108     5.98786
              181            5.91278     5.98822
              182            5.91186     5.98895
              183            5.91417     5.99046
              184            5.91593     5.99038
              185            5.91412     5.98968
              186            5.91554     5.99078
              187            5.91684     5.99223
              188            5.91607     5.99059
              189            5.91612     5.98931
              190            5.91651     5.98935
              191            5.91580     5.98875
              192            5.91686     5.98802
              193            5.91440     5.98563
              194            5.91330     5.98560
              195            5.91399     5.98594
              196            5.91305     5.98507
              197            5.91149     5.98266
              198            5.91030     5.98108
              199            5.90944     5.98028
              200            5.90792     5.97790
              201            5.90672     5.97447
              202            5.90349     5.97264
              203            5.90212     5.96998
              204            5.90099     5.96800
              205            5.89779     5.96526
              206            5.89461     5.96211
              207            5.89454     5.96077
              208            5.88952     5.95660
              209            5.88830     5.95454
              210            5.88579     5.95073
              211            5.88131     5.94666
              212            5.87915     5.94407
              213            5.87577     5.93899
              214            5.87184     5.93544
              215            5.86830     5.93104
              216            5.86503     5.92734
              217            5.86109     5.92293
              218            5.85578     5.91797
              219            5.85359     5.91574
              220            5.84787     5.90914
              221            5.84445     5.90566
              222            5.83980     5.90131
              223            5.83461     5.89446
              224            5.83100     5.88959
              225            5.82365     5.88288
              226            5.82047     5.87810
              227            5.81530     5.87128
              228            5.80715     5.86451
              229            5.80372     5.85988
              230            5.79792     5.85358
              231            5.79124     5.84712
              232            5.78592     5.84131
              233            5.78062     5.83585
              234            5.77297     5.82732
              235            5.76759     5.82148
              236            5.76094     5.81479
              237            5.75379     5.80668
              238            5.74811     5.79990
              239            5.73886     5.79147
              240            5.73360     5.78638
              241            5.72714     5.77936
              242            5.71885     5.77295
              243            5.71360     5.76750
              244            5.70735     5.76139
              245            5.70156     5.75611
              246            5.69499     5.74931
              247            5.69013     5.74391
              248            5.68235     5.73698
              249            5.67721     5.73128
              250            5.67235     5.72623
              251            5.66547     5.72058
              252            5.66103     5.71558
              253            5.65563     5.70998
              254            5.64927     5.70524
              255            5.64568     5.70147
              256            5.64099     5.69623
              257            5.63482     5.69096
              258            5.63067     5.68700
              259            5.62685     5.68376
              260            5.62140     5.67811
              261            5.61708     5.67322
              262            5.61324     5.66959
              263            5.60865     5.66556
              264            5.60578     5.66178
              265            5.60005     5.65660
              266            5.59606     5.65394
              267            5.59379     5.65189
              268            5.59014     5.64885
              269            5.58624     5.64477
              270            5.58294     5.64168
              271            5.58014     5.63949
              272            5.57696     5.63616
              273            5.57429     5.63255
              274            5.57012     5.62976
              275            5.56787     5.62734
              276            5.56603     5.62535
              277            5.56259     5.62254
              278            5.55981     5.62039
              279            5.55879     5.62003
              280            5.55531     5.61637
              281            5.55412     5.61544
              282            5.55213     5.61411
              283            5.54985     5.61167
              284            5.54935     5.61063
              285            5.54560     5.60710
              286            5.54543     5.60720
              287            5.54443     5.60565
              288            5.54189     5.60501
              289            5.54161     5.60376
              290            5.53933     5.60298
              291            5.53971     5.60408
              292            5.53848     5.60268
              293            5.53904     5.60270
              294            5.53633     5.60151
              295            5.53716     5.60164
              296            5.53723     5.60093
              297            5.53573     5.59714
              298            5.53647     5.59444
              299            5.53635     5.59050
              300            5.53272     5.58656
              301            5.52931     5.58192
              302            5.52277     5.57661
              303            5.51917     5.57391
              304            5.51552     5.57045
              305            5.51221     5.56771
              306            5.50696     5.56228
              307            5.50400     5.55952
              308            5.50018     5.55627
              309            5.49612     5.55167
              310            5.49373     5.54840
              311            5.48823     5.54381
              312            5.48629     5.54209
              313            5.48341     5.53868
              314            5.47871     5.53605
              315            5.47673     5.53391
              316            5.47391     5.53131
              317            5.47158     5.52959
              318            5.46853     5.52638
              319            5.46717     5.52451
              320            5.46306     5.52138
              321            5.46126     5.51942
              322            5.45987     5.51790
              323            5.45656     5.51558
              324            5.45546     5.51434
              325            5.45358     5.51232
              326            5.45105     5.51081
              327            5.45028     5.51030
              328            5.44874     5.50942
              329            5.44693     5.50746
              330            5.44567     5.50645
              331            5.44490     5.50636
              332            5.44383     5.50514
              333            5.44326     5.50323
              334            5.44119     5.50304
              335            5.44091     5.50220
              336            5.44111     5.50228
              337            5.43978     5.50205
              338            5.43860     5.50153
              339            5.44038     5.50279
              340            5.43816     5.50208
              341            5.43934     5.50314
              342            5.43981     5.50307
              343            5.43876     5.50313
              344            5.43986     5.50454
              345            5.44026     5.50395
              346            5.44037     5.50521
              347            5.44098     5.50568
              348            5.44212     5.50714
              349            5.44299     5.50831
              350            5.44268     5.50916
              351            5.44538     5.51264
              352            5.44533     5.51243
              353            5.44742     5.51486
              354            5.44885     5.51705
              355            5.44995     5.51780
              356            5.45288     5.51958
              357            5.45256     5.51863
              358            5.45560     5.52066
              359            5.45799     5.52077
              360            5.45749     5.52138
              361            5.45842     5.52101



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does
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disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Goldman, Sachs & Co.                  GSAMP
================================================================================

Stats

as of date: 20041201
Count: 633
Balance: $161,143,057.62
Avg Balance: $254,570.39
GrossWAC: 6.801
Orig WAM: 359
WAM: 356
AmWAM: 0
Age: 3
GSCOLTV: 81.19
FICO: 651.899
FICO < 500: 0.055
FICO < 560: 1.180
FICO < 640: 42.542
FICO > 700: 13.387
DTI: 40.74
1st Cap: 3.00
PeriodicCap: 1.20
MinRate: 6.79
MaxRate: 13.71
Margin: 6.70
MTR: 25.98

Rate                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
4.50 - 4.99                    2       656,209.02      0.41    632   4.875     83.78     100.00   48.05   100.00   100.00     0.00
5.00 - 5.49                   18     4,872,661.99      3.02    676   5.365     79.37      90.51   35.11    58.37   100.00     0.00
5.50 - 5.99                   58    17,784,679.95     11.04    660   5.783     78.81      91.57   40.59    64.60    93.68     6.32
6.00 - 6.49                   83    23,347,348.12     14.49    650   6.241     80.16      65.73   40.85    54.51   100.00     0.00
6.50 - 6.99                  219    57,445,476.08     35.65    660   6.727     80.92      40.83   40.90    75.13   100.00     0.00
7.00 - 7.49                  121    29,597,266.68     18.37    650   7.185     82.34      34.53   40.69    74.12   100.00     0.00
7.50 - 7.99                   82    19,004,837.21     11.79    639   7.663     82.74      33.93   41.52    73.54   100.00     0.00
8.00 - 8.49                   16     3,718,918.55      2.31    613   8.149     83.82      10.44   41.43    56.89    93.47     6.53
8.50 - 8.99                   14     3,083,073.03      1.91    621   8.720     80.73      27.04   39.91    47.27    96.21     3.79
9.00 - 9.49                    3       347,847.79      0.22    604   9.043     85.89      85.66   38.59     0.00   100.00     0.00
9.50 - 9.99                    9       931,454.20      0.58    587   9.680     90.85      23.66   41.00    46.45    69.25    30.75
10.50 - 10.99                  8       353,285.00      0.22    609   10.990    99.30      68.30   44.77    76.22     0.00   100.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Rate                          %IO      %PP
------------------------   ------   ------
4.50 - 4.99                100.00   100.00
5.00 - 5.49                100.00    90.17
5.50 - 5.99                100.00   100.00
6.00 - 6.49                100.00    97.67
6.50 - 6.99                100.00    94.87
7.00 - 7.49                100.00    91.76
7.50 - 7.99                100.00    87.06
8.00 - 8.49                100.00    77.17
8.50 - 8.99                100.00    87.38
9.00 - 9.49                100.00    88.51
9.50 - 9.99                100.00    47.01
10.50 - 10.99              100.00     0.00
------------------------   ------   ------
Total:                     100.00    93.18

Balance                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 100,000.00                 49     3,626,979.79      2.25    635   7.998     84.59      70.81   41.12    62.86    82.36    17.64
100,000.01 - 150,000.00       70     8,814,675.64      5.47    642   7.126     82.39      73.09   40.57    62.27    98.67     1.33
150,000.01 - 200,000.00      108    19,092,290.33     11.85    650   6.820     81.90      56.80   39.88    64.74   100.00     0.00
200,000.01 - 250,000.00      111    24,875,488.36     15.44    651   6.767     81.28      44.07   39.67    67.61    99.02     0.98
250,000.01 - 300,000.00       86    23,348,461.67     14.49    656   6.931     82.09      39.16   40.63    72.22   100.00     0.00
300,000.01 - 350,000.00       78    25,269,689.78     15.68    649   6.806     81.10      42.28   41.40    75.64    98.76     1.24
350,000.01 - 400,000.00       55    20,488,092.88     12.71    660   6.574     80.91      47.05   41.17    65.86    98.19     1.81
400,000.01 - 450,000.00       38    16,244,819.65     10.08    639   6.539     79.71      55.05   41.13    65.52    97.30     2.70
450,000.01 - 500,000.00       31    15,127,439.52      9.39    663   6.865     79.48      38.76   41.89    73.84   100.00     0.00
500,000.01 >=                  7     4,255,120.00      2.64    664   6.325     80.80      87.31   39.89    66.63   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Balance                       %IO      %PP
------------------------   ------   ------
<= 100,000.00              100.00    65.61
100,000.01 - 150,000.00    100.00    83.55
150,000.01 - 200,000.00    100.00    93.70
200,000.01 - 250,000.00    100.00    95.67
250,000.01 - 300,000.00    100.00    92.05
300,000.01 - 350,000.00    100.00    88.57
350,000.01 - 400,000.00    100.00    96.26
400,000.01 - 450,000.00    100.00   100.00
450,000.01 - 500,000.00    100.00    96.70
500,000.01 >=              100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.18

Original Term              Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
121 - 180                     12       639,665.00      0.40    634   10.542    99.61      45.94   44.63    86.87     0.00   100.00
301 - 360                    621   160,503,392.62     99.60    652   6.786     81.12      48.92   40.73    68.85    99.08     0.92
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Original Term                 %IO      %PP
------------------------   ------   ------
121 - 180                  100.00     0.00
301 - 360                  100.00    93.55
------------------------   ------   ------
Total:                     100.00    93.18

WAM                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
121 - 180                     12       639,665.00      0.40    634   10.542    99.61      45.94   44.63    86.87     0.00   100.00
301 - 360                    621   160,503,392.62     99.60    652   6.786     81.12      48.92   40.73    68.85    99.08     0.92
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

WAM                           %IO      %PP
------------------------   ------   ------
121 - 180                  100.00     0.00
301 - 360                  100.00    93.55
------------------------   ------   ------
Total:                     100.00    93.18

AM WAM                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 60                        633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

AM WAM                        %IO      %PP
------------------------   ------   ------
<= 60                      100.00    93.18
------------------------   ------   ------
Total:                     100.00    93.18

State                      Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
CA                           390   115,464,334.07     71.65    656   6.757     80.12      37.07   40.96    74.86    98.76     1.24
FL                            38     6,766,042.73      4.20    641   6.852     84.01      84.36   39.66    55.90    99.27     0.73
IL                            21     4,791,683.55      2.97    669   7.113     85.33      72.76   41.86    32.78   100.00     0.00
VA                            14     3,663,785.98      2.27    640   6.984     87.08      86.01   39.23    60.74   100.00     0.00
MD                            16     3,360,137.32      2.09    639   6.685     80.99      59.61   39.07    32.16   100.00     0.00
NV                            14     3,269,387.03      2.03    656   6.659     83.58      86.64   40.64    55.82   100.00     0.00
CO                            15     2,847,440.24      1.77    648   6.444     84.10      82.24   39.54    46.50    86.94    13.06
AZ                            16     2,753,659.30      1.71    641   7.277     80.17      49.97   37.17    78.82    97.90     2.10
MI                            16     2,131,759.63      1.32    628   7.329     83.18      64.24   44.01    62.20   100.00     0.00
WA                            12     1,825,929.26      1.13    639   6.887     83.84      84.52   39.14    64.27   100.00     0.00
Other                         81    14,268,898.51      8.85    631   6.927     84.05      85.45   40.58    57.13    98.48     1.52
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

State                         %IO      %PP
------------------------   ------   ------
CA                         100.00    97.31
FL                         100.00    99.27
IL                         100.00    65.41
VA                         100.00   100.00
MD                         100.00    47.72
NV                         100.00    92.05
CO                         100.00    94.72
AZ                         100.00    97.90
MI                         100.00   100.00
WA                         100.00   100.00
Other                      100.00    72.29
------------------------   ------   ------
Total:                     100.00    93.18


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

Zip                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
94565                          8     2,383,150.00      1.48    680   6.869     80.00       9.80   40.84   100.00   100.00     0.00
95127                          5     2,016,699.99      1.25    649   6.482     79.68      19.83   40.28    78.39   100.00     0.00
95407                          6     1,962,294.89      1.22    637   7.147     80.00       0.00   44.85   100.00   100.00     0.00
94589                          5     1,440,626.19      0.89    668   6.887     80.00       0.00   40.73   100.00   100.00     0.00
94801                          5     1,439,378.89      0.89    641   6.793     82.97      48.87   45.62    49.74   100.00     0.00
94509                          4     1,311,000.00      0.81    666   7.480     85.43       0.00   38.32   100.00   100.00     0.00
94513                          4     1,271,962.00      0.79    645   6.388     81.39      50.25   38.22    72.01   100.00     0.00
22192                          4     1,163,936.00      0.72    612   7.211     87.15      79.38   41.48    63.68   100.00     0.00
92336                          4     1,145,700.17      0.71    600   7.544     86.39      48.42   44.32    30.37    78.79    21.21
91343                          3     1,121,600.00      0.70    684   6.339     80.00      80.74   41.85   100.00   100.00     0.00
Other                        585   145,886,709.49     90.53    652   6.790     81.12      51.03   40.64    67.55    98.71     1.29
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Zip                           %IO      %PP
------------------------   ------   ------
94565                      100.00   100.00
95127                      100.00   100.00
95407                      100.00   100.00
94589                      100.00   100.00
94801                      100.00    80.83
94509                      100.00   100.00
94513                      100.00   100.00
22192                      100.00   100.00
92336                      100.00   100.00
91343                      100.00   100.00
Other                      100.00    92.66
------------------------   ------   ------
Total:                     100.00    93.18

GSCOLTV                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 20.000                      1        49,869.41      0.03    531   9.000     19.46       0.00   21.52     0.00   100.00     0.00
30.001 - 35.000                1       205,000.00      0.13    604   6.300     34.45     100.00   42.97     0.00   100.00     0.00
45.001 - 50.000                1       200,000.00      0.12    623   5.875     47.62       0.00   27.37     0.00   100.00     0.00
50.001 - 55.000                1       440,000.00      0.27    614   6.350     55.00     100.00   42.63     0.00   100.00     0.00
55.001 - 60.000                2       590,000.00      0.37    623   6.154     56.96      72.88   33.33    72.88   100.00     0.00
60.001 - 65.000                5     1,512,446.88      0.94    656   5.938     63.74     100.00   35.52    31.41   100.00     0.00
65.001 - 70.000                7     2,138,820.55      1.33    652   6.900     67.93       9.58   41.48    23.38   100.00     0.00
70.001 - 75.000               14     4,278,986.15      2.66    643   6.875     72.67      38.19   40.45    47.61   100.00     0.00
75.001 - 80.000              441   115,538,642.46     71.70    660   6.733     79.86      37.70   40.96    82.67    99.03     0.97
80.001 - 85.000               37     8,829,453.35      5.48    626   6.686     83.97      76.76   42.37    30.23   100.00     0.00
85.001 - 90.000               90    22,370,824.30     13.88    627   6.985     89.67      90.88   39.85    30.00    98.39     1.61
90.001 - 95.000               16     3,465,501.15      2.15    632   7.599     94.78      73.19   37.75    49.87    98.57     1.43
95.001 - 100.000              17     1,523,513.37      0.95    636   9.098    100.00      77.30   43.72    65.74    61.26    38.74
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

GSCOLTV                       %IO      %PP
------------------------   ------   ------
<= 20.000                  100.00   100.00
30.001 - 35.000            100.00   100.00
45.001 - 50.000            100.00   100.00
50.001 - 55.000            100.00   100.00
55.001 - 60.000            100.00   100.00
60.001 - 65.000            100.00    92.73
65.001 - 70.000            100.00   100.00
70.001 - 75.000            100.00    98.14
75.001 - 80.000            100.00    94.43
80.001 - 85.000            100.00    85.02
85.001 - 90.000            100.00    91.03
90.001 - 95.000            100.00    95.94
95.001 - 100.000           100.00    41.27
------------------------   ------   ------
Total:                     100.00    93.18

Lien                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
1                            621   160,503,392.62     99.60    652   6.786     81.12      48.92   40.73    68.85    99.08     0.92
2                             12       639,665.00      0.40    634   10.542    99.61      45.94   44.63    86.87     0.00   100.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Lien                          %IO      %PP
------------------------   ------   ------
1                          100.00    93.55
2                          100.00     0.00
------------------------   ------   ------
Total:                     100.00    93.18

Purpose                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
PURCHASE                     428   111,066,335.39     68.92    662   6.806     80.63      38.24   41.18   100.00    99.17     0.83
CASHOUT REFI                 187    45,904,830.09     28.49    628   6.807     82.50      71.51   39.66     0.00    98.73     1.27
RATE/TERM REFI                18     4,171,892.14      2.59    634   6.590     81.82      84.10   40.86     0.00    85.29    14.71
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Purpose                       %IO      %PP
------------------------   ------   ------
PURCHASE                   100.00    93.72
CASHOUT REFI               100.00    91.52
RATE/TERM REFI             100.00    97.16
------------------------   ------   ------
Total:                     100.00    93.18

Occupancy                  Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
OWNER OCCUPIED               622   159,666,442.03     99.08    652   6.799     81.18      48.58   40.72    69.03    98.67     1.33
NON OWNER                      9     1,073,788.79      0.67    627   7.496     79.64      78.28   42.91    41.86   100.00     0.00
SECOND HOME                    2       402,826.80      0.25    695   5.521     90.00     100.00   44.18   100.00   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Occupancy                     %IO      %PP
------------------------   ------   ------
OWNER OCCUPIED             100.00    93.28
NON OWNER                  100.00    76.11
SECOND HOME                100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.18

Property Type              Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
SINGLE FAMILY                530   135,640,117.71     84.17    650   6.774     81.22      48.83   40.59    67.10    98.53     1.47
CONDO                         52    12,294,488.63      7.63    654   6.987     81.15      46.47   41.53    77.07    99.37     0.63
2-4 FAMILY                    30     8,861,380.27      5.50    676   6.877     80.03      59.47   42.61    84.93   100.00     0.00
TOWNHOUSE                     12     2,660,671.88      1.65    649   6.920     81.05      12.03   40.57    87.97   100.00     0.00
PUD                            9     1,686,399.13      1.05    631   7.017     85.59      75.46   37.92    41.66    97.07     2.93
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Property Type                 %IO      %PP
------------------------   ------   ------
SINGLE FAMILY              100.00    93.13
CONDO                      100.00    94.62
2-4 FAMILY                 100.00    95.99
TOWNHOUSE                  100.00    88.86
PUD                        100.00    78.71
------------------------   ------   ------
Total:                     100.00    93.18

Doc Type                   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
STATED                       300    81,637,317.84     50.66    662   7.049     79.77       0.00   41.19    83.52    99.28     0.72
FULL                         330    78,804,389.78     48.90    641   6.542     82.65     100.00   40.31    53.89    98.05     1.95
EASY                           2       560,150.00      0.35    642   6.922     82.57       0.00   42.78    48.56   100.00     0.00
LIMITED                        1       141,200.00      0.09    622   6.800     80.00       0.00   13.60   100.00   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Doc Type                      %IO      %PP
------------------------   ------   ------
STATED                     100.00    93.26
FULL                       100.00    93.04
EASY                       100.00   100.00
LIMITED                    100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.18

Prepay Penalty Orig Term   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
0                             63    10,989,950.07      6.82    649   7.433     83.70      49.93   41.16    63.52    94.18     5.82
12                            35     9,376,847.16      5.82    645   6.959     81.86      74.31   41.94    62.42   100.00     0.00
24                           315    78,667,873.85     48.82    647   6.642     81.39      68.17   39.99    62.52   100.00     0.00
36                           220    62,108,386.54     38.54    660   6.865     80.39      20.48   41.43    78.97    97.61     2.39
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Prepay Penalty Orig Term      %IO      %PP
------------------------   ------   ------
0                          100.00     0.00
12                         100.00   100.00
24                         100.00   100.00
36                         100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.18


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

FICO                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 600                        64    13,403,474.66      8.32    580   7.231     83.72      88.35   41.55    30.30    96.38     3.62
601 - 610                     41    10,630,147.02      6.60    605   6.982     80.78      71.22   38.51    36.50   100.00     0.00
611 - 620                     40    10,557,227.77      6.55    616   7.003     81.95      63.25   39.10    51.11    98.63     1.37
621 - 630                     78    19,743,328.63     12.25    626   6.882     82.37      51.80   40.27    68.73    99.87     0.13
631 - 640                     60    15,445,342.30      9.58    635   7.001     80.97      36.64   41.32    69.32    99.62     0.38
641 - 650                     69    18,033,384.26     11.19    646   6.717     80.20      39.86   41.63    70.57    99.63     0.37
651 - 660                     63    15,832,406.61      9.83    655   6.450     80.36      56.47   40.15    72.38    95.25     4.75
661 - 670                     38     7,952,388.57      4.93    665   6.899     81.70      48.23   40.50    78.71    97.89     2.11
671 - 680                     38    10,911,056.77      6.77    675   6.710     81.91      31.72   41.40    79.48   100.00     0.00
681 >=                       142    38,634,301.03     23.98    712   6.613     80.20      34.69   41.22    88.87    98.90     1.10
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

FICO                          %IO      %PP
------------------------   ------   ------
<= 600                     100.00    92.85
601 - 610                  100.00    91.83
611 - 620                  100.00    90.19
621 - 630                  100.00    92.72
631 - 640                  100.00    94.78
641 - 650                  100.00    94.54
651 - 660                  100.00    92.02
661 - 670                  100.00    86.74
671 - 680                  100.00   100.00
681 >=                     100.00    93.32
------------------------   ------   ------
Total:                     100.00    93.18

IOFLAG                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Y                            633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

IOFLAG                        %IO      %PP
------------------------   ------   ------
Y                          100.00    93.18
------------------------   ------   ------
Total:                     100.00    93.18

Age                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 1                          76    18,432,613.13     11.44    659   6.874     79.66      29.73   40.50    74.40    99.58     0.42
2 - 3                        398   101,589,408.89     63.04    652   6.797     81.42      51.95   40.36    71.64    99.45     0.55
4 - 5                        131    32,711,484.04     20.30    648   6.958     81.15      49.49   41.66    62.35    96.79     3.21
6 - 7                         26     7,680,453.87      4.77    656   6.147     81.11      47.22   44.15    51.24    94.29     5.71
8 - 9                          2       729,097.69      0.45    645   5.212     89.87     100.00   23.81    33.94   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Age                           %IO      %PP
------------------------   ------   ------
<= 1                       100.00    93.91
2 - 3                      100.00    93.88
4 - 5                      100.00    88.83
6 - 7                      100.00   100.00
8 - 9                      100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.18

MTR                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 6                          17     2,123,724.74      1.32    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
7 - 18                        12     3,537,381.76      2.20    650   5.846     82.28      88.70   39.12    32.05   100.00     0.00
19 - 30                      385    95,297,947.18     59.14    647   6.743     81.48      64.61   40.34    64.40   100.00     0.00
31 - 42                      219    60,184,003.94     37.35    660   6.916     80.45      20.87   41.50    79.15   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

MTR                           %IO      %PP
------------------------   ------   ------
<= 6                       100.00    69.88
7 - 18                     100.00   100.00
19 - 30                    100.00    91.03
31 - 42                    100.00    97.01
------------------------   ------   ------
Total:                     100.00    93.18

ARMFLAG                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
ARM                          616   159,019,332.88     98.68    652   6.788     81.11      48.59   40.75    69.26   100.00     0.00
FIXED                         17     2,123,724.74      1.32    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

ARMFLAG                       %IO      %PP
------------------------   ------   ------
ARM                        100.00    93.49
FIXED                      100.00    69.88
------------------------   ------   ------
Total:                     100.00    93.18

Initial Cap                Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
0.000                         17     2,123,724.74      1.32    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
3.000                        616   159,019,332.88     98.68    652   6.788     81.11      48.59   40.75    69.26   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Initial Cap                   %IO      %PP
------------------------   ------   ------
0.000                      100.00    69.88
3.000                      100.00    93.49
------------------------   ------   ------
Total:                     100.00    93.18

Periodic Cap               Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
0.000                         17     2,123,724.74      1.32    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
1.000                        368    95,899,349.80     59.51    659   6.964     80.19      18.87   41.09    80.23   100.00     0.00
1.500                        248    63,119,983.08     39.17    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Periodic Cap                  %IO      %PP
------------------------   ------   ------
0.000                      100.00    69.88
1.000                      100.00    93.51
1.500                      100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.18

MinRate                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 4.000                      17     2,123,724.74      1.32    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
4.501 - 5.000                  2       656,209.02      0.41    632   4.875     83.78     100.00   48.05   100.00   100.00     0.00
5.001 - 5.500                 20     5,415,861.99      3.36    674   5.378     79.43      85.26   35.53    62.54   100.00     0.00
5.501 - 6.000                 62    18,483,878.56     11.47    659   5.816     79.25      93.71   41.16    66.51   100.00     0.00
6.001 - 6.500                120    33,055,074.94     20.51    658   6.353     79.72      53.21   40.80    63.87   100.00     0.00
6.501 - 7.000                199    51,676,116.96     32.07    655   6.814     81.33      39.28   40.60    73.28   100.00     0.00
7.001 - 7.500                122    29,675,569.42     18.42    650   7.292     81.97      33.20   41.60    76.71   100.00     0.00
7.501 - 8.000                 61    14,060,979.74      8.73    630   7.771     83.92      38.13   40.83    69.53   100.00     0.00
8.001 >=                      30     5,995,642.25      3.72    613   8.657     82.93      26.20   40.15    38.03   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

MinRate                       %IO      %PP
------------------------   ------   ------
<= 4.000                   100.00    69.88
4.501 - 5.000              100.00   100.00
5.001 - 5.500              100.00    91.15
5.501 - 6.000              100.00   100.00
6.001 - 6.500              100.00    95.76
6.501 - 7.000              100.00    95.47
7.001 - 7.500              100.00    90.08
7.501 - 8.000              100.00    85.77
8.001 >=                   100.00    80.24
------------------------   ------   ------
Total:                     100.00    93.18

MaxRate                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 9.00                       17     2,123,724.74      1.32    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
11.01 - 11.50                  4     1,020,275.00      0.63    648   5.321     77.93      85.98   46.59    69.27   100.00     0.00
11.51 - 12.00                  7     2,254,740.92      1.40    689   5.512     77.86      86.89   44.62    86.89   100.00     0.00
12.01 - 12.50                 22     6,266,581.44      3.89    664   5.649     80.75      69.74   36.96    59.47   100.00     0.00
12.51 - 13.00                 75    20,892,980.29     12.97    656   5.997     80.00      82.87   41.19    63.75   100.00     0.00
13.01 - 13.50                120    32,183,490.52     19.97    659   6.386     79.62      53.80   40.54    64.39   100.00     0.00
13.51 - 14.00                184    47,955,734.03     29.76    654   6.825     81.35      40.23   40.49    74.35   100.00     0.00
14.01 - 14.50                121    29,371,688.43     18.23    648   7.319     82.07      34.50   41.62    75.91   100.00     0.00
14.51 - 15.00                 63    14,318,025.97      8.89    628   7.814     83.42      36.87   40.84    68.94   100.00     0.00
15.01 >=                      20     4,755,816.28      2.95    627   8.678     83.41      15.36   39.25    39.51   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

MaxRate                       %IO      %PP
------------------------   ------   ------
<= 9.00                    100.00    69.88
11.01 - 11.50              100.00    85.26
11.51 - 12.00              100.00   100.00
12.01 - 12.50              100.00    94.75
12.51 - 13.00              100.00    98.51
13.01 - 13.50              100.00    95.64
13.51 - 14.00              100.00    95.77
14.01 - 14.50              100.00    89.77
14.51 - 15.00              100.00    85.21
15.01 >=                   100.00    78.82
------------------------   ------   ------
Total:                     100.00    93.18


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

Margin                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 3.000                      18     2,163,703.12      1.34    652   7.735     87.06      72.79   39.56    42.86     1.85    98.15
3.751 - 4.000                  2       445,200.00      0.28    627   6.766     80.00       0.00   27.65   100.00   100.00     0.00
4.751 - 5.000                  2       687,200.00      0.43    700   5.250     80.00      53.55   21.95    46.45   100.00     0.00
5.001 - 5.250                 33     7,743,897.73      4.81    659   6.449     81.49      42.80   44.01    59.01   100.00     0.00
5.251 - 5.500                  5     1,145,600.00      0.71    689   5.851     80.00      80.10   43.80    85.75   100.00     0.00
5.501 - 5.750                 12     2,844,281.36      1.77    677   6.265     81.22      59.83   39.65    63.84   100.00     0.00
5.751 - 6.000                 23     6,226,422.25      3.86    664   6.299     79.49      36.69   41.89    87.89   100.00     0.00
6.001 - 6.250                 52    12,817,547.85      7.95    668   6.552     79.58      20.14   40.12    75.19   100.00     0.00
6.251 - 6.500                 52    14,775,370.45      9.17    675   6.389     80.13      36.39   39.54    79.93   100.00     0.00
6.501 - 6.750                 99    27,448,007.66     17.03    661   6.612     79.78      33.66   41.00    81.93   100.00     0.00
6.751 - 7.000                260    64,467,243.01     40.01    638   6.842     82.73      77.02   40.76    56.50   100.00     0.00
7.001 - 7.250                 34     8,754,591.76      5.43    656   7.456     78.91       9.18   42.08    90.98   100.00     0.00
7.251 - 7.500                 18     4,400,221.87      2.73    641   7.677     79.91      13.86   41.11    76.63   100.00     0.00
7.501 - 7.750                 15     4,231,620.56      2.63    633   7.918     81.48       8.96   39.99    91.04   100.00     0.00
7.751 - 8.000                  4     1,292,150.00      0.80    637   8.173     85.04       0.00   40.91    37.61   100.00     0.00
8.001 >=                       4     1,700,000.00      1.05    614   8.659     77.48       0.00   37.98    29.41   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

Margin                        %IO      %PP
------------------------   ------   ------
<= 3.000                   100.00    68.59
3.751 - 4.000              100.00   100.00
4.751 - 5.000              100.00   100.00
5.001 - 5.250              100.00    93.69
5.251 - 5.500              100.00   100.00
5.501 - 5.750              100.00    78.85
5.751 - 6.000              100.00    85.61
6.001 - 6.250              100.00    93.86
6.251 - 6.500              100.00    97.77
6.501 - 6.750              100.00    97.09
6.751 - 7.000              100.00    93.64
7.001 - 7.250              100.00    94.29
7.251 - 7.500              100.00    90.23
7.501 - 7.750              100.00    78.96
7.751 - 8.000              100.00    62.21
8.001 >=                   100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.18

ORIGINATOR                 Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
ACOUSTIC                      75    13,832,699.00      8.58    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35
FNLC                         310    84,190,375.54     52.25    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
FREMONT                      248    63,119,983.08     39.17    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

ORIGINATOR                    %IO      %PP
------------------------   ------   ------
ACOUSTIC                   100.00    88.97
FNLC                       100.00    93.65
FREMONT                    100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.18

SERVICER                   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Chase                        329    88,776,456.54     55.09    663   6.957     80.00      16.07   40.72    83.11   100.00     0.00
Countrywide                  239    60,705,174.07     37.67    640   6.538     82.49      93.82   39.99    52.84   100.00     0.00
Ocwen                         65    11,661,427.01      7.24    631   6.977     83.51      65.04   44.84    44.69    81.79    18.21
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       633   161,143,057.62    100.00    652   6.801     81.19      48.90   40.74    68.92    98.68     1.32

SERVICER                      %IO      %PP
------------------------   ------   ------
Chase                      100.00    93.85
Countrywide                100.00    93.71
Ocwen                      100.00    85.31
------------------------   ------   ------
Total:                     100.00    93.18


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

Stats

as of date: 20041201
Count: 75
Balance: $13,832,699.00
Avg Balance: $184,435.99
GrossWAC: 6.967
Orig WAM: 352
WAM: 349
AmWAM: 0
Age: 3
GSCOLTV: 82.10
FICO: 643.827
FICO < 500: 0.636
FICO < 560: 11.842
FICO < 640: 37.790
FICO > 700: 15.054
DTI: 42.86
1st Cap: 3.00
PeriodicCap: 1.00
MinRate: 6.83
MaxRate: 12.83
Margin: 5.59
MTR: 27.90

Rate                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
5.00 - 5.49                    4     1,020,275.00      7.38    648   5.321     77.93      85.98   46.59    69.27   100.00     0.00
5.50 - 5.99                    8     2,722,591.64     19.68    705   5.798     77.03      89.15   39.92    61.51    58.71    41.29
6.00 - 6.49                    5     1,522,994.45     11.01    620   6.197     83.73      41.37   47.61    45.83   100.00     0.00
6.50 - 6.99                   19     4,355,633.63     31.49    663   6.724     81.51      29.77   42.04    61.46   100.00     0.00
7.00 - 7.49                    6       999,410.03      7.22    638   7.224     82.45      35.64   42.64    65.68   100.00     0.00
7.50 - 7.99                    3       287,250.70      2.08    607   7.789     89.53     100.00   45.15    40.32   100.00     0.00
8.00 - 8.49                    5       691,497.23      5.00    575   8.320     88.68      56.15   43.16    27.52    64.86    35.14
8.50 - 8.99                    6       858,459.33      6.21    555   8.744     82.31      66.28   45.96    24.54    86.37    13.63
9.00 - 9.49                    2        89,847.79      0.65    522   9.022     45.36      44.50   24.35     0.00   100.00     0.00
9.50 - 9.99                    9       931,454.20      6.73    587   9.680     90.85      23.66   41.00    46.45    69.25    30.75
10.50 - 10.99                  8       353,285.00      2.55    609   10.990    99.30      68.30   44.77    76.22     0.00   100.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Rate                          %IO      %PP
------------------------   ------   ------
5.00 - 5.49                100.00    85.26
5.50 - 5.99                100.00   100.00
6.00 - 6.49                100.00   100.00
6.50 - 6.99                100.00    92.86
7.00 - 7.49                100.00   100.00
7.50 - 7.99                100.00   100.00
8.00 - 8.49                100.00    91.29
8.50 - 8.99                100.00    86.37
9.00 - 9.49                100.00    55.50
9.50 - 9.99                100.00    47.01
10.50 - 10.99              100.00     0.00
------------------------   ------   ------
Total:                     100.00    88.97

Balance                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 100,000.00                 24     1,469,920.30     10.63    616   9.312     86.29      46.19   42.82    60.68    56.48    43.52
100,000.01 - 150,000.00       14     1,766,903.62     12.77    607   7.620     84.45      62.45   43.05    64.25    93.38     6.62
150,000.01 - 200,000.00        8     1,430,956.52     10.34    647   7.087     81.38      36.64   40.78    72.48   100.00     0.00
200,000.01 - 250,000.00       10     2,308,066.88     16.69    625   6.889     82.60      39.65   41.09    58.93    89.47    10.53
250,000.01 - 300,000.00        4     1,063,157.05      7.69    637   6.902     84.35      48.53   43.23    23.70   100.00     0.00
300,000.01 - 350,000.00        5     1,590,755.99     11.50    658   6.297     78.18      39.45   41.77    60.55    80.26    19.74
350,000.01 - 400,000.00        4     1,503,653.59     10.87    668   6.298     82.32      76.06   40.69    73.40    75.28    24.72
400,000.01 - 450,000.00        4     1,726,585.05     12.48    649   5.928     80.60      49.32   44.40    23.94    74.61    25.39
450,000.01 - 500,000.00        2       972,700.00      7.03    729   6.286     77.61     100.00   51.90    48.83   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Balance                       %IO      %PP
------------------------   ------   ------
<= 100,000.00              100.00    44.27
100,000.01 - 150,000.00    100.00    86.14
150,000.01 - 200,000.00    100.00    89.49
200,000.01 - 250,000.00    100.00   100.00
250,000.01 - 300,000.00    100.00   100.00
300,000.01 - 350,000.00    100.00    80.44
350,000.01 - 400,000.00    100.00   100.00
400,000.01 - 450,000.00    100.00   100.00
450,000.01 - 500,000.00    100.00   100.00
------------------------   ------   ------
Total:                     100.00    88.97

Original Term              Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
121 - 180                     12       639,665.00      4.62    634   10.542    99.61      45.94   44.63    86.87     0.00   100.00
301 - 360                     63    13,193,034.00     95.38    644   6.793     81.25      53.36   42.78    53.63    88.75    11.25
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Original Term                 %IO      %PP
------------------------   ------   ------
121 - 180                  100.00     0.00
301 - 360                  100.00    93.28
------------------------   ------   ------
Total:                     100.00    88.97

WAM                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
121 - 180                     12       639,665.00      4.62    634   10.542    99.61      45.94   44.63    86.87     0.00   100.00
301 - 360                     63    13,193,034.00     95.38    644   6.793     81.25      53.36   42.78    53.63    88.75    11.25
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

WAM                           %IO      %PP
------------------------   ------   ------
121 - 180                  100.00     0.00
301 - 360                  100.00    93.28
------------------------   ------   ------
Total:                     100.00    88.97

AM WAM                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 60                         75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

AM WAM                        %IO      %PP
------------------------   ------   ------
<= 60                      100.00    88.97
------------------------   ------   ------
Total:                     100.00    88.97

State                      Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
CA                            40    10,005,592.75     72.33    648   6.748     82.20      48.96   44.31    50.13    85.74    14.26
AZ                             6       893,634.53      6.46    628   6.894     81.98      84.20   32.87    84.60    93.53     6.47
CO                             5       859,786.60      6.22    704   5.941     79.70      60.73   39.21   100.00    56.76    43.24
MI                             7       622,562.93      4.50    612   8.357     87.16      48.76   42.94    53.35   100.00     0.00
MN                             3       467,730.35      3.38    604   8.063     77.59      18.80   33.38    39.34   100.00     0.00
WA                             1       175,881.00      1.27    710   6.650     80.00     100.00   42.79   100.00   100.00     0.00
FL                             2       165,299.64      1.19    602   8.755     88.98     100.00   53.61   100.00    70.06    29.94
AL                             2       142,000.00      1.03    581   9.087     91.76     100.00   55.78    17.61     0.00   100.00
TX                             1       127,815.53      0.92    520   9.650     80.00     100.00   42.85     0.00   100.00     0.00
NM                             1        79,383.00      0.57    584   9.550     75.00       0.00   31.48     0.00   100.00     0.00
Other                          7       293,012.67      2.12    582   9.246     77.87      53.90   40.44    40.06    74.20    25.80
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

State                         %IO      %PP
------------------------   ------   ------
CA                         100.00    91.41
AZ                         100.00    93.53
CO                         100.00    82.51
MI                         100.00   100.00
MN                         100.00   100.00
WA                         100.00   100.00
FL                         100.00    70.06
AL                         100.00    82.39
TX                         100.00     0.00
NM                         100.00     0.00
Other                      100.00    40.01
------------------------   ------   ------
Total:                     100.00    88.97


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

Zip                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
95136                          1       497,700.00      3.60    696   6.750     90.00     100.00   55.80     0.00   100.00     0.00
94061                          1       475,000.00      3.43    763   5.800     64.63     100.00   47.82   100.00   100.00     0.00
90240                          1       450,000.00      3.25    648   6.517     77.59       0.00   49.85     0.00   100.00     0.00
92705                          2       449,900.00      3.25    662   7.798     83.84       0.00   43.43   100.00    80.00    20.00
92336                          2       441,000.00      3.19    558   8.325     90.00      44.90   44.88     0.00    44.90    55.10
90503                          1       438,326.14      3.17    651   5.750     80.00     100.00   36.19     0.00     0.00   100.00
95368                          1       424,959.39      3.07    674   6.100     85.00       0.00   46.66     0.00   100.00     0.00
92627                          1       413,299.52      2.99    623   5.300     80.00     100.00   44.83   100.00   100.00     0.00
91942                          1       399,999.99      2.89    540   6.275     88.89     100.00   45.67     0.00   100.00     0.00
92675                          2       389,000.00      2.81    668   7.558     84.00       0.00   45.02   100.00    80.00    20.00
Other                         62     9,453,513.96     68.34    641   7.128     82.02      51.95   41.33    62.46    86.52    13.48
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Zip                           %IO      %PP
------------------------   ------   ------
95136                      100.00   100.00
94061                      100.00   100.00
90240                      100.00   100.00
92705                      100.00    80.00
92336                      100.00   100.00
90503                      100.00   100.00
95368                      100.00   100.00
92627                      100.00   100.00
91942                      100.00   100.00
92675                      100.00     0.00
Other                      100.00    88.93
------------------------   ------   ------
Total:                     100.00    88.97

GSCOLTV                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 20.000                      1        49,869.41      0.36    531   9.000     19.46       0.00   21.52     0.00   100.00     0.00
60.001 - 65.000                1       475,000.00      3.43    763   5.800     64.63     100.00   47.82   100.00   100.00     0.00
65.001 - 70.000                1        87,950.92      0.64    499   8.900     67.18     100.00   39.30     0.00   100.00     0.00
70.001 - 75.000                3       486,636.16      3.52    657   6.670     73.88      64.43   47.32    19.25   100.00     0.00
75.001 - 80.000               36     8,160,718.91     59.00    658   6.450     79.71      42.10   41.14    72.76    86.23    13.77
80.001 - 85.000                7     1,088,274.00      7.87    611   7.298     84.62      55.42   43.67    11.30   100.00     0.00
85.001 - 90.000               12     2,584,530.38     18.68    604   7.555     89.46      77.80   46.54    11.61    86.07    13.93
90.001 - 95.000                3       309,539.22      2.24    582   9.150     94.78      52.74   41.92    63.25    84.01    15.99
95.001 - 100.000              11       590,180.00      4.27    638   10.505   100.00      41.41   44.24    85.77     0.00   100.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

GSCOLTV                       %IO      %PP
------------------------   ------   ------
<= 20.000                  100.00   100.00
60.001 - 65.000            100.00   100.00
65.001 - 70.000            100.00   100.00
70.001 - 75.000            100.00    83.69
75.001 - 80.000            100.00    92.29
80.001 - 85.000            100.00    94.47
85.001 - 90.000            100.00    95.47
90.001 - 95.000            100.00    84.01
95.001 - 100.000           100.00     0.00
------------------------   ------   ------
Total:                     100.00    88.97

Lien                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
1                             63    13,193,034.00     95.38    644   6.793     81.25      53.36   42.78    53.63    88.75    11.25
2                             12       639,665.00      4.62    634   10.542    99.61      45.94   44.63    86.87     0.00   100.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Lien                          %IO      %PP
------------------------   ------   ------
1                          100.00    93.28
2                          100.00     0.00
------------------------   ------   ------
Total:                     100.00    88.97

Purpose                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
PURCHASE                      44     7,631,456.45     55.17    665   6.838     81.04      45.67   41.79   100.00    87.85    12.15
CASHOUT REFI                  26     5,448,300.57     39.39    614   7.141     83.24      59.36   44.65     0.00    89.31    10.69
RATE/TERM REFI                 5       752,941.98      5.44    646   7.006     84.55      81.51   40.83     0.00    18.49    81.51
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Purpose                       %IO      %PP
------------------------   ------   ------
PURCHASE                   100.00    85.14
CASHOUT REFI               100.00    94.99
RATE/TERM REFI             100.00    84.25
------------------------   ------   ------
Total:                     100.00    88.97

Occupancy                  Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
OWNER OCCUPIED                67    12,890,160.21     93.19    645   6.926     82.25      51.39   42.73    55.72    83.52    16.48
NON OWNER                      8       942,538.79      6.81    634   7.530     79.98      75.25   44.76    47.68   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Occupancy                     %IO      %PP
------------------------   ------   ------
OWNER OCCUPIED             100.00    90.15
NON OWNER                  100.00    72.78
------------------------   ------   ------
Total:                     100.00    88.97

Property Type              Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
SINGLE FAMILY                 57    10,188,896.05     73.66    638   7.062     82.57      49.03   42.69    49.31    80.41    19.59
2-4 FAMILY                     7     1,574,384.30     11.38    688   6.797     78.55      73.25   46.79    59.68   100.00     0.00
CONDO                          5     1,157,319.01      8.37    651   6.342     81.34      35.71   44.59   100.00    93.28     6.72
PUD                            6       912,099.64      6.59    618   6.984     83.94      84.52   35.83    55.97    94.57     5.43
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Property Type                 %IO      %PP
------------------------   ------   ------
SINGLE FAMILY              100.00    90.11
2-4 FAMILY                 100.00    94.96
CONDO                      100.00    66.39
PUD                        100.00    94.57
------------------------   ------   ------
Total:                     100.00    88.97

Doc Type                   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
FULL                          40     7,333,454.94     53.02    643   6.759     82.34     100.00   43.68    47.53    79.07    20.93
STATED                        34     6,358,044.06     45.96    645   7.210     81.87       0.00   42.57    62.99    90.74     9.26
LIMITED                        1       141,200.00      1.02    622   6.800     80.00       0.00   13.60   100.00   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Doc Type                      %IO      %PP
------------------------   ------   ------
FULL                       100.00    90.06
STATED                     100.00    87.47
LIMITED                    100.00   100.00
------------------------   ------   ------
Total:                     100.00    88.97

Prepay Penalty Orig Term   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
0                             19     1,525,636.97     11.03    626   8.929     88.87      47.79   43.93    74.35    58.07    41.93
12                             1       450,000.00      3.25    648   6.517     77.59       0.00   49.85     0.00   100.00     0.00
24                            40     7,275,785.22     52.60    646   6.972     80.12      40.40   41.65    71.94   100.00     0.00
36                            15     4,581,276.81     33.12    646   6.350     83.42      80.01   43.75    27.57    67.61    32.39
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Prepay Penalty Orig Term      %IO      %PP
------------------------   ------   ------
0                          100.00     0.00
12                         100.00   100.00
24                         100.00   100.00
36                         100.00   100.00
------------------------   ------   ------
Total:                     100.00    88.97

FICO                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 540                         8     1,188,386.05      8.59    527   8.043     80.58      79.33   41.75     0.00   100.00     0.00
541 - 560                      2       449,625.15      3.25    551   8.906     90.00      44.04   44.65     0.00   100.00     0.00
561 - 580                      4       573,659.76      4.15    570   8.754     91.16      32.14   46.09    37.25    37.25    62.75
581 - 600                      9       840,687.66      6.08    587   8.106     87.87      90.56   41.13    26.46    85.12    14.88
601 - 620                      6       698,875.22      5.05    611   7.742     85.03      87.55   46.43   100.00    79.28    20.72
621 - 640                      9     1,476,204.81     10.67    628   6.712     82.12      43.79   38.20    92.14    94.35     5.65
641 - 660                     17     3,515,977.69     25.42    650   6.463     79.72      31.48   42.55    57.72    76.73    23.27
661 - 680                      9     2,161,015.38     15.62    669   6.791     82.61      31.71   44.88    48.63    92.24     7.76
681 - 700                      3       845,831.90      6.11    691   6.558     87.13      65.06   52.71     6.22    93.78     6.22
701 >=                         8     2,082,435.38     15.05    740   6.101     76.87      79.07   39.49    96.21    82.15    17.85
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

FICO                          %IO      %PP
------------------------   ------   ------
<= 540                     100.00    85.88
541 - 560                  100.00   100.00
561 - 580                  100.00   100.00
581 - 600                  100.00    75.68
601 - 620                  100.00    79.28
621 - 640                  100.00    86.42
641 - 660                  100.00    92.13
661 - 680                  100.00    77.84
681 - 700                  100.00    93.78
701 >=                     100.00   100.00
------------------------   ------   ------
Total:                     100.00    88.97


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

IOFLAG                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Y                             75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

IOFLAG                        %IO      %PP
------------------------   ------   ------
Y                          100.00    88.97
------------------------   ------   ------
Total:                     100.00    88.97

Age                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 1                          23     4,992,707.47     36.09    670   6.698     78.94      37.88   41.17    76.50    98.44     1.56
2 - 3                         23     2,831,648.55     20.47    602   8.224     84.31      31.89   40.89    50.09    80.28    19.72
4 - 5                         20     3,533,773.18     25.55    644   6.914     84.05      93.97   45.30    49.30    70.31    29.69
6 - 7                          9     2,474,569.80     17.89    638   6.145     83.15      49.23   45.07    26.34    82.29    17.71
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Age                           %IO      %PP
------------------------   ------   ------
<= 1                       100.00    89.06
2 - 3                      100.00    85.68
4 - 5                      100.00    83.75
6 - 7                      100.00   100.00
------------------------   ------   ------
Total:                     100.00    88.97

MTR                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 6                          17     2,123,724.74     15.35    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
19 - 30                       48     8,629,557.19     62.39    641   7.010     80.19      40.04   42.21    65.27   100.00     0.00
31 - 42                       10     3,079,417.07     22.26    646   6.332     83.91      76.09   46.81    34.80   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

MTR                           %IO      %PP
------------------------   ------   ------
<= 6                       100.00    69.88
19 - 30                    100.00    94.70
31 - 42                    100.00    86.09
------------------------   ------   ------
Total:                     100.00    88.97

ARMFLAG                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
ARM                           58    11,708,974.26     84.65    642   6.832     81.17      49.52   43.42    57.26   100.00     0.00
FIXED                         17     2,123,724.74     15.35    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

ARMFLAG                       %IO      %PP
------------------------   ------   ------
ARM                        100.00    92.43
FIXED                      100.00    69.88
------------------------   ------   ------
Total:                     100.00    88.97

Initial Cap                Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
0.000                         17     2,123,724.74     15.35    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
3.000                         58    11,708,974.26     84.65    642   6.832     81.17      49.52   43.42    57.26   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Initial Cap                   %IO      %PP
------------------------   ------   ------
0.000                      100.00    69.88
3.000                      100.00    92.43
------------------------   ------   ------
Total:                     100.00    88.97

Periodic Cap               Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
0.000                         17     2,123,724.74     15.35    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
1.000                         58    11,708,974.26     84.65    642   6.832     81.17      49.52   43.42    57.26   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Periodic Cap                  %IO      %PP
------------------------   ------   ------
0.000                      100.00    69.88
1.000                      100.00    92.43
------------------------   ------   ------
Total:                     100.00    88.97

MinRate                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 4.000                      17     2,123,724.74     15.35    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
5.001 - 5.500                  4     1,020,275.00      7.38    648   5.321     77.93      85.98   46.59    69.27   100.00     0.00
5.501 - 6.000                  5     1,598,531.90     11.56    712   5.774     75.43      81.51   43.21    81.51   100.00     0.00
6.001 - 6.500                  6     1,870,994.45     13.53    628   6.253     83.04      33.68   46.35    55.91   100.00     0.00
6.501 - 7.000                 18     4,007,633.63     28.97    663   6.744     81.64      32.36   42.15    58.11   100.00     0.00
7.001 - 7.500                  6       999,410.03      7.22    638   7.224     82.45      35.64   42.64    65.68   100.00     0.00
7.501 - 8.000                  3       287,250.70      2.08    607   7.789     89.53     100.00   45.15    40.32   100.00     0.00
8.001 >=                      16     1,924,878.55     13.92    557   8.911     82.93      54.45   41.89    28.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

MinRate                       %IO      %PP
------------------------   ------   ------
<= 4.000                   100.00    69.88
5.001 - 5.500              100.00    85.26
5.501 - 6.000              100.00   100.00
6.001 - 6.500              100.00   100.00
6.501 - 7.000              100.00    92.23
7.001 - 7.500              100.00   100.00
7.501 - 8.000              100.00   100.00
8.001 >=                   100.00    77.95
------------------------   ------   ------
Total:                     100.00    88.97

MaxRate                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 9.00                       17     2,123,724.74     15.35    654   7.710     87.24      72.28   39.78    43.67     0.00   100.00
11.01 - 11.50                  4     1,020,275.00      7.38    648   5.321     77.93      85.98   46.59    69.27   100.00     0.00
11.51 - 12.00                  5     1,598,531.90     11.56    712   5.774     75.43      81.51   43.21    81.51   100.00     0.00
12.01 - 12.50                  6     1,870,994.45     13.53    628   6.253     83.04      33.68   46.35    55.91   100.00     0.00
12.51 - 13.00                 18     4,007,633.63     28.97    663   6.744     81.64      32.36   42.15    58.11   100.00     0.00
13.01 - 13.50                  6       999,410.03      7.22    638   7.224     82.45      35.64   42.64    65.68   100.00     0.00
13.51 - 14.00                  3       287,250.70      2.08    607   7.789     89.53     100.00   45.15    40.32   100.00     0.00
14.01 - 14.50                  5       695,529.04      5.03    559   8.332     86.91      91.35   43.85    27.36   100.00     0.00
14.51 - 15.00                  5       544,296.93      3.93    564   8.892     73.67      37.65   43.29    38.71   100.00     0.00
15.01 >=                       6       685,052.58      4.95    550   9.513     86.25      30.33   38.79    21.35   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

MaxRate                       %IO      %PP
------------------------   ------   ------
<= 9.00                    100.00    69.88
11.01 - 11.50              100.00    85.26
11.51 - 12.00              100.00   100.00
12.01 - 12.50              100.00   100.00
12.51 - 13.00              100.00    92.23
13.01 - 13.50              100.00   100.00
13.51 - 14.00              100.00   100.00
14.01 - 14.50              100.00    91.35
14.51 - 15.00              100.00    78.50
15.01 >=                   100.00    63.92
------------------------   ------   ------
Total:                     100.00    88.97

Margin                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 3.000                      18     2,163,703.12     15.64    652   7.735     87.06      72.79   39.56    42.86     1.85    98.15
3.751 - 4.000                  2       445,200.00      3.22    627   6.766     80.00       0.00   27.65   100.00   100.00     0.00
5.001 - 5.250                 31     7,200,697.73     52.06    660   6.521     81.60      43.16   44.37    55.92   100.00     0.00
5.751 - 6.000                  8     1,723,002.90     12.46    672   6.048     76.12      72.35   46.58   100.00   100.00     0.00
6.001 - 6.250                  6       646,874.31      4.68    547   8.766     83.55      87.73   41.74     0.00   100.00     0.00
6.751 - 7.000                 10     1,653,220.94     11.95    578   8.211     83.98      50.62   41.32    30.81   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

Margin                        %IO      %PP
------------------------   ------   ------
<= 3.000                   100.00    68.59
3.751 - 4.000              100.00   100.00
5.001 - 5.250              100.00    93.22
5.751 - 6.000              100.00    91.27
6.001 - 6.250              100.00    67.97
6.751 - 7.000              100.00   100.00
------------------------   ------   ------
Total:                     100.00    88.97

ORIGINATOR                 Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
ACOUSTIC                      75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

ORIGINATOR                    %IO      %PP
------------------------   ------   ------
ACOUSTIC                   100.00    88.97
------------------------   ------   ------
Total:                     100.00    88.97


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

SERVICER                   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Chase                         19     4,586,081.00     33.15    674   6.481     78.88      42.90   39.97    77.20   100.00     0.00
Ocwen                         56     9,246,618.00     66.85    629   7.208     83.69      58.03   44.30    44.24    77.03    22.97
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                        75    13,832,699.00    100.00    644   6.967     82.10      53.02   42.86    55.17    84.65    15.35

SERVICER                      %IO      %PP
------------------------   ------   ------
Chase                      100.00    97.45
Ocwen                      100.00    84.77
------------------------   ------   ------
Total:                     100.00    88.97


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

Stats

as of date: 20041201
Count: 310
Balance: $84,190,375.54
Avg Balance: $271,581.86
GrossWAC: 6.983
Orig WAM: 360
WAM: 357
AmWAM: 0
Age: 3
GSCOLTV: 80.06
FICO: 661.885
FICO < 500: 0.000
FICO < 560: 0.314
FICO < 640: 35.802
FICO > 700: 17.790
DTI: 40.76
1st Cap: 3.00
PeriodicCap: 1.00
MinRate: 6.98
MaxRate: 13.98
Margin: 6.70
MTR: 29.01

Rate                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
5.00 - 5.49                    2       687,200.00      0.82    700   5.250     80.00      53.55   21.95    46.45   100.00     0.00
5.50 - 5.99                    8     2,165,600.00      2.57    663   5.703     77.01      44.40   39.65    90.76   100.00     0.00
6.00 - 6.49                   27     7,919,147.47      9.41    671   6.260     80.22      21.21   39.78    73.02   100.00     0.00
6.50 - 6.99                  130    35,312,351.05     41.94    672   6.724     80.05      16.05   40.82    87.01   100.00     0.00
7.00 - 7.49                   76    19,972,694.81     23.72    659   7.167     79.91       9.58   41.49    88.20   100.00     0.00
7.50 - 7.99                   52    13,429,960.56     15.95    645   7.643     80.42      12.73   41.70    82.89   100.00     0.00
8.00 - 8.49                   11     3,027,421.32      3.60    621   8.110     82.71       0.00   41.04    63.59   100.00     0.00
8.50 - 8.99                    4     1,676,000.33      1.99    633   8.683     77.44       0.00   36.62    46.06   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Rate                          %IO      %PP
------------------------   ------   ------
5.00 - 5.49                100.00   100.00
5.50 - 5.99                100.00   100.00
6.00 - 6.49                100.00    97.39
6.50 - 6.99                100.00    96.40
7.00 - 7.49                100.00    95.28
7.50 - 7.99                100.00    86.12
8.00 - 8.49                100.00    73.95
8.50 - 8.99                100.00    83.77
------------------------   ------   ------
Total:                     100.00    93.65

Balance                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 100,000.00                 11       940,971.89      1.12    641   7.027     81.46      71.53   38.95    61.71   100.00     0.00
100,000.01 - 150,000.00       20     2,531,607.95      3.01    643   7.015     80.98      43.89   37.52    75.42   100.00     0.00
150,000.01 - 200,000.00       52     9,277,546.33     11.02    659   6.946     80.37      26.61   39.81    73.69   100.00     0.00
200,000.01 - 250,000.00       61    13,624,430.00     16.18    665   6.906     80.35      11.32   39.28    86.92   100.00     0.00
250,000.01 - 300,000.00       49    13,336,017.70     15.84    664   7.114     80.29       3.91   40.70    87.52   100.00     0.00
300,000.01 - 350,000.00       47    15,255,890.39     18.12    654   7.029     80.69      10.70   40.86    91.70   100.00     0.00
350,000.01 - 400,000.00       34    12,735,070.92     15.13    670   6.771     79.98      17.64   43.47    79.37   100.00     0.00
400,000.01 - 450,000.00       18     7,660,299.99      9.10    647   6.832     80.21      27.45   39.79    77.67   100.00     0.00
450,000.01 - 500,000.00       17     8,288,540.37      9.84    671   7.316     77.21       0.00   42.10    82.15   100.00     0.00
500,000.01 >=                  1       540,000.00      0.64    777   6.750     80.00       0.00   41.14   100.00   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Balance                       %IO      %PP
------------------------   ------   ------
<= 100,000.00              100.00    71.37
100,000.01 - 150,000.00    100.00    90.39
150,000.01 - 200,000.00    100.00    96.22
200,000.01 - 250,000.00    100.00    93.86
250,000.01 - 300,000.00    100.00    94.11
300,000.01 - 350,000.00    100.00    89.58
350,000.01 - 400,000.00    100.00    93.98
400,000.01 - 450,000.00    100.00   100.00
450,000.01 - 500,000.00    100.00    93.97
500,000.01 >=              100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.65

Original Term              Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
301 - 360                    310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Original Term                 %IO      %PP
------------------------   ------   ------
301 - 360                  100.00    93.65
------------------------   ------   ------
Total:                     100.00    93.65

WAM                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
301 - 360                    310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

WAM                           %IO      %PP
------------------------   ------   ------
301 - 360                  100.00    93.65
------------------------   ------   ------
Total:                     100.00    93.65

AM WAM                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 60                        310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

AM WAM                        %IO      %PP
------------------------   ------   ------
<= 60                      100.00    93.65
------------------------   ------   ------
Total:                     100.00    93.65

State                      Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
CA                           244    71,928,820.71     85.44    663   6.964     79.72      10.00   40.90    86.62   100.00     0.00
FL                            19     3,262,191.81      3.87    662   6.861     81.29      67.56   41.20    85.59   100.00     0.00
IL                            10     2,196,892.52      2.61    667   7.505     84.73      40.59   42.66    29.64   100.00     0.00
MD                             8     1,696,471.37      2.02    658   6.858     82.37      23.55   39.87    47.29   100.00     0.00
AZ                             5     1,105,799.99      1.31    639   7.811     76.11      14.25   37.33    85.75   100.00     0.00
NV                             4       850,799.25      1.01    666   6.812     82.63      48.66   34.26    72.97   100.00     0.00
MI                             3       582,599.97      0.69    658   6.587     80.00      23.89   44.45   100.00   100.00     0.00
WA                             4       531,900.00      0.63    628   7.067     81.28      46.85   38.15   100.00   100.00     0.00
VA                             2       512,700.00      0.61    673   7.226     85.32       0.00   42.04     0.00   100.00     0.00
CO                             3       478,750.00      0.57    633   7.181     84.91      64.91   33.46    32.17   100.00     0.00
Other                          8     1,043,449.92      1.24    649   6.951     82.21      32.37   37.97    81.70   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

State                         %IO      %PP
------------------------   ------   ------
CA                         100.00    97.71
FL                         100.00   100.00
IL                         100.00    24.55
MD                         100.00     0.00
AZ                         100.00   100.00
NV                         100.00    69.44
MI                         100.00   100.00
WA                         100.00   100.00
VA                         100.00   100.00
CO                         100.00   100.00
Other                      100.00    92.29
------------------------   ------   ------
Total:                     100.00    93.65


================================================================================
                                                                    Page 1   of4

Goldman, Sachs & Co.                  GSAMP
================================================================================

Zip                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
94565                          7     2,149,550.00      2.55    683   6.990     80.00       0.00   40.50   100.00   100.00     0.00
95407                          6     1,962,294.89      2.33    637   7.147     80.00       0.00   44.85   100.00   100.00     0.00
95127                          4     1,616,699.99      1.92    644   6.564     79.60       0.00   39.56    73.04   100.00     0.00
94589                          5     1,440,626.19      1.71    668   6.887     80.00       0.00   40.73   100.00   100.00     0.00
95687                          3     1,063,199.33      1.26    642   6.757     80.00       0.00   44.40   100.00   100.00     0.00
94519                          3     1,033,490.00      1.23    664   6.960     80.00      34.21   45.58    65.79   100.00     0.00
90640                          3     1,032,000.00      1.23    699   6.761     80.00      81.78   39.92   100.00   100.00     0.00
90062                          3       994,399.99      1.18    677   7.431     80.00      42.64   40.06   100.00   100.00     0.00
94583                          2       955,999.50      1.14    639   7.256     74.99       0.00   40.10   100.00   100.00     0.00
92805                          3       955,799.99      1.14    678   6.750     80.00       0.00   37.09   100.00   100.00     0.00
Other                        271    70,986,315.66     84.32    662   6.989     80.14      15.04   40.64    81.46   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Zip                           %IO      %PP
------------------------   ------   ------
94565                      100.00   100.00
95407                      100.00   100.00
95127                      100.00   100.00
94589                      100.00   100.00
95687                      100.00   100.00
94519                      100.00   100.00
90640                      100.00   100.00
90062                      100.00   100.00
94583                      100.00   100.00
92805                      100.00   100.00
Other                      100.00    92.47
------------------------   ------   ------
Total:                     100.00    93.65

GSCOLTV                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
45.001 - 50.000                1       200,000.00      0.24    623   5.875     47.62       0.00   27.37     0.00   100.00     0.00
55.001 - 60.000                1       160,000.00      0.19    600   7.375     57.97       0.00   30.78     0.00   100.00     0.00
65.001 - 70.000                4     1,483,887.45      1.76    667   7.034     67.63       0.00   42.73    33.70   100.00     0.00
70.001 - 75.000                5     1,971,600.00      2.34    631   7.530     72.75       0.00   38.77    73.21   100.00     0.00
75.001 - 80.000              271    74,092,485.66     88.01    665   6.943     79.85      12.24   41.06    90.18   100.00     0.00
80.001 - 85.000                8     1,635,299.92      1.94    620   7.387     84.68      21.83   42.23    41.08   100.00     0.00
85.001 - 90.000               16     3,604,004.56      4.28    643   7.154     89.79      59.32   36.55    13.88   100.00     0.00
90.001 - 95.000                4     1,043,097.95      1.24    621   7.609     95.00      70.49   36.53    29.51   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

GSCOLTV                       %IO      %PP
------------------------   ------   ------
45.001 - 50.000            100.00   100.00
55.001 - 60.000            100.00   100.00
65.001 - 70.000            100.00   100.00
70.001 - 75.000            100.00   100.00
75.001 - 80.000            100.00    94.92
80.001 - 85.000            100.00    47.42
85.001 - 90.000            100.00    80.05
90.001 - 95.000            100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.65

Lien                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
1                            310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Lien                          %IO      %PP
------------------------   ------   ------
1                          100.00    93.65
------------------------   ------   ------
Total:                     100.00    93.65

Purpose                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
PURCHASE                     255    70,237,378.36     83.43    668   6.963     79.78      11.21   41.10   100.00   100.00     0.00
CASHOUT REFI                  52    13,271,397.19     15.76    634   7.084     82.00      32.14   39.01     0.00   100.00     0.00
RATE/TERM REFI                 3       681,599.99      0.81    621   7.084     70.50      23.12   40.15     0.00   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Purpose                       %IO      %PP
------------------------   ------   ------
PURCHASE                   100.00    95.10
CASHOUT REFI               100.00    85.68
RATE/TERM REFI             100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.65

Occupancy                  Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
OWNER OCCUPIED               309    84,059,125.54     99.84    662   6.982     80.06      14.47   40.78    83.56   100.00     0.00
NON OWNER                      1       131,250.00      0.16    581   7.250     77.21     100.00   29.64     0.00   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Occupancy                     %IO      %PP
------------------------   ------   ------
OWNER OCCUPIED             100.00    93.64
NON OWNER                  100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.65

Property Type              Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
SINGLE FAMILY                253    69,382,754.72     82.41    661   6.959     79.98      12.81   40.51    82.36   100.00     0.00
CONDO                         27     6,250,899.47      7.42    668   7.189     80.05       6.62   42.39    87.02   100.00     0.00
2-4 FAMILY                    15     5,121,749.98      6.08    681   7.071     79.45      42.44   42.35   100.00   100.00     0.00
TOWNHOUSE                     12     2,660,671.88      3.16    649   6.920     81.05      12.03   40.57    87.97   100.00     0.00
PUD                            3       774,299.49      0.92    647   7.056     87.52      64.78   40.38    24.80   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Property Type                 %IO      %PP
------------------------   ------   ------
SINGLE FAMILY              100.00    93.57
CONDO                      100.00    95.65
2-4 FAMILY                 100.00   100.00
TOWNHOUSE                  100.00    88.86
PUD                        100.00    60.02
------------------------   ------   ------
Total:                     100.00    93.65

Doc Type                   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
STATED                       254    71,891,873.78     85.39    663   7.032     79.60       0.00   41.21    86.74   100.00     0.00
FULL                          56    12,298,501.76     14.61    658   6.696     82.71     100.00   38.16    64.03   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Doc Type                      %IO      %PP
------------------------   ------   ------
STATED                     100.00    93.73
FULL                       100.00    93.23
------------------------   ------   ------
Total:                     100.00    93.65

Prepay Penalty Orig Term   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
0                             22     5,342,556.31      6.35    660   7.450     81.71      15.58   41.96    64.43   100.00     0.00
12                             8     2,113,898.61      2.51    657   7.337     78.50      30.97   41.77    92.38   100.00     0.00
24                            92    23,475,327.62     27.88    661   6.940     80.22      23.76   39.22    78.11   100.00     0.00
36                           188    53,258,593.00     63.26    663   6.940     79.88       9.83   41.28    87.32   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Prepay Penalty Orig Term      %IO      %PP
------------------------   ------   ------
0                          100.00     0.00
12                         100.00   100.00
24                         100.00   100.00
36                         100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.65

FICO                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 620                        41    10,010,487.64     11.89    607   7.612     82.02      25.61   38.98    52.76   100.00     0.00
621 - 630                     38    10,561,397.25     12.54    626   6.989     79.94      15.41   40.90    81.86   100.00     0.00
631 - 640                     38    10,322,367.19     12.26    636   7.104     79.37       7.59   40.88    73.10   100.00     0.00
641 - 650                     32     8,974,950.73     10.66    645   6.872     79.19      10.36   42.40    89.08   100.00     0.00
651 - 660                     27     7,384,348.81      8.77    656   6.715     79.71      24.86   38.37    72.31   100.00     0.00
661 - 670                     16     3,901,999.98      4.63    665   6.818     79.54      26.04   42.47   100.00   100.00     0.00
671 - 680                     24     6,593,805.46      7.83    675   6.994     80.75       3.87   40.34    87.02   100.00     0.00
681 - 690                     27     7,115,223.28      8.45    685   6.947     80.68       8.95   40.59    93.14   100.00     0.00
691 - 700                     16     4,348,195.16      5.16    694   6.668     79.90       5.19   42.37   100.00   100.00     0.00
701 >=                        51    14,977,600.04     17.79    727   6.818     79.56      16.18   41.33    98.91   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

FICO                          %IO      %PP
------------------------   ------   ------
<= 620                     100.00    83.55
621 - 630                  100.00    95.19
631 - 640                  100.00    97.36
641 - 650                  100.00    96.42
651 - 660                  100.00    95.39
661 - 670                  100.00   100.00
671 - 680                  100.00   100.00
681 - 690                  100.00    92.86
691 - 700                  100.00    91.08
701 >=                     100.00    90.94
------------------------   ------   ------
Total:                     100.00    93.65


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

IOFLAG                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Y                            310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

IOFLAG                        %IO      %PP
------------------------   ------   ------
Y                          100.00    93.65
------------------------   ------   ------
Total:                     100.00    93.65

Age                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 1                          53    13,439,905.66     15.96    655   6.939     79.93      26.70   40.25    73.62   100.00     0.00
2 - 3                        181    49,353,306.59     58.62    666   6.951     80.04      12.16   40.18    87.71   100.00     0.00
4 - 5                         68    18,599,665.84     22.09    655   7.196     80.49      14.56   41.99    78.81   100.00     0.00
6 - 7                          8     2,797,497.45      3.32    674   6.336     78.04       0.00   45.36    85.71   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Age                           %IO      %PP
------------------------   ------   ------
<= 1                       100.00    95.71
2 - 3                      100.00    94.73
4 - 5                      100.00    88.36
6 - 7                      100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.65

MTR                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
7 - 18                         1       399,897.45      0.47    635   6.500     66.67       0.00   50.94     0.00   100.00     0.00
19 - 30                      122    31,923,334.84     37.92    662   6.976     80.49      21.53   39.97    79.50   100.00     0.00
31 - 42                      187    51,867,143.25     61.61    662   6.990     79.89      10.46   41.17    86.49   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

MTR                           %IO      %PP
------------------------   ------   ------
7 - 18                     100.00   100.00
19 - 30                    100.00    85.00
31 - 42                    100.00    98.93
------------------------   ------   ------
Total:                     100.00    93.65

ARMFLAG                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
ARM                          310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

ARMFLAG                       %IO      %PP
------------------------   ------   ------
ARM                        100.00    93.65
------------------------   ------   ------
Total:                     100.00    93.65

Initial Cap                Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
3.000                        310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Initial Cap                   %IO      %PP
------------------------   ------   ------
3.000                      100.00    93.65
------------------------   ------   ------
Total:                     100.00    93.65

Periodic Cap               Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
1.000                        310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Periodic Cap                  %IO      %PP
------------------------   ------   ------
1.000                      100.00    93.65
------------------------   ------   ------
Total:                     100.00    93.65

MinRate                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
5.001 - 5.500                  4     1,230,400.00      1.46    681   5.360     80.00      46.75   29.62    70.09   100.00     0.00
5.501 - 6.000                 10     2,601,549.20      3.09    670   5.857     78.32      66.64   39.78    83.47   100.00     0.00
6.001 - 6.500                 56    15,150,673.51     18.00    675   6.407     79.63      15.16   39.87    80.01   100.00     0.00
6.501 - 7.000                119    32,585,728.59     38.70    666   6.827     80.31      14.43   40.94    87.31   100.00     0.00
7.001 - 7.500                 77    20,344,433.82     24.16    660   7.308     79.64       9.04   42.35    89.20   100.00     0.00
7.501 - 8.000                 35     9,013,440.09     10.71    636   7.793     81.07      12.76   40.52    80.15   100.00     0.00
8.001 >=                       9     3,264,150.33      3.88    632   8.453     80.68       0.00   38.80    38.54   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

MinRate                       %IO      %PP
------------------------   ------   ------
5.001 - 5.500              100.00   100.00
5.501 - 6.000              100.00   100.00
6.001 - 6.500              100.00    96.17
6.501 - 7.000              100.00    97.25
7.001 - 7.500              100.00    92.31
7.501 - 8.000              100.00    82.91
8.001 >=                   100.00    76.71
------------------------   ------   ------
Total:                     100.00    93.65

MaxRate                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
12.01 - 12.50                  4     1,230,400.00      1.46    681   5.360     80.00      46.75   29.62    70.09   100.00     0.00
12.51 - 13.00                 10     2,601,549.20      3.09    670   5.857     78.32      66.64   39.78    83.47   100.00     0.00
13.01 - 13.50                 56    15,150,673.51     18.00    675   6.407     79.63      15.16   39.87    80.01   100.00     0.00
13.51 - 14.00                119    32,585,728.59     38.70    666   6.827     80.31      14.43   40.94    87.31   100.00     0.00
14.01 - 14.50                 77    20,344,433.82     24.16    660   7.308     79.64       9.04   42.35    89.20   100.00     0.00
14.51 - 15.00                 35     9,013,440.09     10.71    636   7.793     81.07      12.76   40.52    80.15   100.00     0.00
15.01 >=                       9     3,264,150.33      3.88    632   8.453     80.68       0.00   38.80    38.54   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

MaxRate                       %IO      %PP
------------------------   ------   ------
12.01 - 12.50              100.00   100.00
12.51 - 13.00              100.00   100.00
13.01 - 13.50              100.00    96.17
13.51 - 14.00              100.00    97.25
14.01 - 14.50              100.00    92.31
14.51 - 15.00              100.00    82.91
15.01 >=                   100.00    76.71
------------------------   ------   ------
Total:                     100.00    93.65

Margin                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
4.751 - 5.000                  2       687,200.00      0.82    700   5.250     80.00      53.55   21.95    46.45   100.00     0.00
5.001 - 5.250                  2       543,200.00      0.65    657   5.500     80.00      38.14   39.32   100.00   100.00     0.00
5.251 - 5.500                  5     1,145,600.00      1.36    689   5.851     80.00      80.10   43.80    85.75   100.00     0.00
5.501 - 5.750                 11     2,596,792.34      3.08    675   6.409     80.38      56.01   39.15    60.40   100.00     0.00
5.751 - 6.000                 14     4,094,699.35      4.86    668   6.539     80.85      15.37   39.11    81.59   100.00     0.00
6.001 - 6.250                 45    11,862,673.54     14.09    675   6.464     79.35      14.38   40.22    78.65   100.00     0.00
6.251 - 6.500                 39    11,324,583.46     13.45    675   6.679     80.25      17.01   40.53    85.70   100.00     0.00
6.501 - 6.750                 77    20,722,950.60     24.61    661   6.908     80.30      12.13   41.15    89.12   100.00     0.00
6.751 - 7.000                 40    10,834,092.06     12.87    661   7.185     80.04       7.22   42.31    90.49   100.00     0.00
7.001 - 7.250                 34     8,754,591.76     10.40    656   7.456     78.91       9.18   42.08    90.98   100.00     0.00
7.251 - 7.500                 18     4,400,221.87      5.23    641   7.677     79.91      13.86   41.11    76.63   100.00     0.00
7.501 - 7.750                 15     4,231,620.56      5.03    633   7.918     81.48       8.96   39.99    91.04   100.00     0.00
7.751 - 8.000                  4     1,292,150.00      1.53    637   8.173     85.04       0.00   40.91    37.61   100.00     0.00
8.001 >=                       4     1,700,000.00      2.02    614   8.659     77.48       0.00   37.98    29.41   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

Margin                        %IO      %PP
------------------------   ------   ------
4.751 - 5.000              100.00   100.00
5.001 - 5.250              100.00   100.00
5.251 - 5.500              100.00   100.00
5.501 - 5.750              100.00    76.84
5.751 - 6.000              100.00    81.79
6.001 - 6.250              100.00    95.11
6.251 - 6.500              100.00   100.00
6.501 - 6.750              100.00    96.15
6.751 - 7.000              100.00    97.14
7.001 - 7.250              100.00    94.29
7.251 - 7.500              100.00    90.23
7.501 - 7.750              100.00    78.96
7.751 - 8.000              100.00    62.21
8.001 >=                   100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.65

ORIGINATOR                 Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
FNLC                         310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

ORIGINATOR                    %IO      %PP
------------------------   ------   ------
FNLC                       100.00    93.65
------------------------   ------   ------
Total:                     100.00    93.65


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

SERVICER                   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Chase                        310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       310    84,190,375.54    100.00    662   6.983     80.06      14.61   40.76    83.43   100.00     0.00

SERVICER                      %IO      %PP
------------------------   ------   ------
Chase                      100.00    93.65
------------------------   ------   ------
Total:                     100.00    93.65


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

Stats

as of date: 20041201
Count: 248
Balance: $63,119,983.08
Avg Balance: $254,516.06
GrossWAC: 6.521
Orig WAM: 360
WAM: 357
AmWAM: 0
Age: 3
GSCOLTV: 82.50
FICO: 640.348
FICO < 500: 0.000
FICO < 560: 0.000
FICO < 640: 52.573
FICO > 700: 7.149
DTI: 40.25
1st Cap: 3.00
PeriodicCap: 1.50
MinRate: 6.52
MaxRate: 13.52
Margin: 6.89
MTR: 21.58

Rate                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
4.50 - 4.99                    2       656,209.02      1.04    632   4.875     83.78     100.00   48.05   100.00   100.00     0.00
5.00 - 5.49                   12     3,165,186.99      5.01    680   5.404     79.70     100.00   34.26    57.44   100.00     0.00
5.50 - 5.99                   42    12,896,488.31     20.43    650   5.793     79.49     100.00   40.90    60.86   100.00     0.00
6.00 - 6.49                   51    13,905,206.20     22.03    642   6.235     79.73      93.74   40.71    44.92   100.00     0.00
6.50 - 6.99                   70    17,777,491.40     28.16    634   6.734     82.51      92.79   40.77    54.89   100.00     0.00
7.00 - 7.49                   39     8,625,161.84     13.66    629   7.222     87.96      92.18   38.59    42.51   100.00     0.00
7.50 - 7.99                   27     5,287,625.95      8.38    624   7.706     88.26      84.18   40.85    51.60   100.00     0.00
8.50 - 8.99                    4       548,613.37      0.87    687   8.799     88.30      48.23   40.50    86.55   100.00     0.00
9.00 - 9.49                    1       258,000.00      0.41    633   9.050    100.00     100.00   43.54     0.00   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Rate                          %IO      %PP
------------------------   ------   ------
4.50 - 4.99                100.00   100.00
5.00 - 5.49                100.00    89.61
5.50 - 5.99                100.00   100.00
6.00 - 6.49                100.00    97.57
6.50 - 6.99                100.00    92.33
7.00 - 7.49                100.00    82.66
7.50 - 7.99                100.00    88.73
8.50 - 8.99                100.00   100.00
9.00 - 9.49                100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.47

Balance                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 100,000.00                 14     1,216,087.60      1.93    654   7.163     84.97     100.00   40.75    66.39   100.00     0.00
100,000.01 - 150,000.00       36     4,516,164.07      7.15    654   6.994     82.36      93.62   41.32    54.13   100.00     0.00
150,000.01 - 200,000.00       48     8,383,787.48     13.28    641   6.635     83.68      93.65   39.82    53.50   100.00     0.00
200,000.01 - 250,000.00       40     8,942,991.48     14.17    637   6.525     82.36      95.10   39.91    40.42   100.00     0.00
250,000.01 - 300,000.00       33     8,949,286.92     14.18    646   6.661     84.49      90.57   40.22    55.20   100.00     0.00
300,000.01 - 350,000.00       26     8,423,043.40     13.34    637   6.498     82.40     100.00   42.32    49.41   100.00     0.00
350,000.01 - 400,000.00       17     6,249,368.37      9.90    638   6.240     82.46     100.00   36.62    36.49   100.00     0.00
400,000.01 - 450,000.00       16     6,857,934.61     10.86    628   6.365     78.91      87.31   41.81    62.43   100.00     0.00
450,000.01 - 500,000.00       12     5,866,199.15      9.29    640   6.323     83.00      83.38   39.93    66.26   100.00     0.00
500,000.01 >=                  6     3,715,120.00      5.89    648   6.263     80.91     100.00   39.71    61.78   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Balance                       %IO      %PP
------------------------   ------   ------
<= 100,000.00              100.00    86.94
100,000.01 - 150,000.00    100.00    78.69
150,000.01 - 200,000.00    100.00    91.62
200,000.01 - 250,000.00    100.00    97.31
250,000.01 - 300,000.00    100.00    88.03
300,000.01 - 350,000.00    100.00    88.29
350,000.01 - 400,000.00    100.00   100.00
400,000.01 - 450,000.00    100.00   100.00
450,000.01 - 500,000.00    100.00   100.00
500,000.01 >=              100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.47

Original Term              Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
301 - 360                    248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Original Term                 %IO      %PP
------------------------   ------   ------
301 - 360                  100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.47

WAM                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
301 - 360                    248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

WAM                           %IO      %PP
------------------------   ------   ------
301 - 360                  100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.47

AM WAM                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 60                        248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

AM WAM                        %IO      %PP
------------------------   ------   ------
<= 60                      100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.47

State                      Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
CA                           106    33,529,920.61     53.12    644   6.314     80.36      91.58   40.08    57.02   100.00     0.00
FL                            17     3,338,551.28      5.29    623   6.750     86.41     100.00   37.46    24.71   100.00     0.00
VA                            12     3,151,085.98      4.99    635   6.945     87.36     100.00   38.78    70.62   100.00     0.00
IL                            11     2,594,791.03      4.11    670   6.780     85.84     100.00   41.18    35.43   100.00     0.00
NV                            10     2,418,587.78      3.83    653   6.605     83.92     100.00   42.88    49.79   100.00     0.00
NY                             5     1,746,047.00      2.77    618   7.156     87.93     100.00   40.50    24.23   100.00     0.00
MD                             7     1,603,470.89      2.54    618   6.436     79.37     100.00   38.12    17.36   100.00     0.00
CO                             7     1,508,903.64      2.39    621   6.497     86.35     100.00   41.66    20.57   100.00     0.00
GA                             9     1,385,843.27      2.20    632   7.189     84.14      85.86   39.43    56.88   100.00     0.00
NJ                             5     1,273,400.00      2.02    644   6.472     84.84     100.00   40.82    64.50   100.00     0.00
Other                         59    10,569,381.60     16.74    636   6.727     83.99      91.22   41.41    59.45   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

State                         %IO      %PP
------------------------   ------   ------
CA                         100.00    98.22
FL                         100.00   100.00
VA                         100.00   100.00
IL                         100.00   100.00
NV                         100.00   100.00
NY                         100.00    86.22
MD                         100.00   100.00
CO                         100.00   100.00
GA                         100.00     0.00
NJ                         100.00     0.00
Other                      100.00    94.08
------------------------   ------   ------
Total:                     100.00    93.47


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

Zip                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
92563                          3     1,103,143.97      1.75    647   6.185     83.18     100.00   42.43    68.18   100.00     0.00
22192                          3       923,936.00      1.46    600   7.104     89.01     100.00   41.68    80.22   100.00     0.00
94517                          1       720,000.00      1.14    650   6.250     80.00     100.00   41.78     0.00   100.00     0.00
94801                          2       703,446.00      1.11    639   6.444     86.08     100.00   41.36    39.23   100.00     0.00
95476                          1       700,000.00      1.11    595   6.800     84.85     100.00   44.96     0.00   100.00     0.00
93010                          1       698,400.00      1.11    723   5.650     80.00     100.00   21.05   100.00   100.00     0.00
94513                          2       639,212.00      1.01    634   6.055     80.00     100.00   35.99    44.31   100.00     0.00
91977                          2       598,000.00      0.95    595   7.024     76.39     100.00   33.85     0.00   100.00     0.00
91387                          1       552,720.00      0.88    620   6.400     80.00     100.00   44.51   100.00   100.00     0.00
94112                          1       532,000.00      0.84    650   6.500     80.00     100.00   44.77   100.00   100.00     0.00
Other                        231    55,949,125.11     88.64    641   6.532     82.51      92.94   40.36    52.48   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Zip                           %IO      %PP
------------------------   ------   ------
92563                      100.00    70.98
22192                      100.00   100.00
94517                      100.00   100.00
94801                      100.00    60.77
95476                      100.00   100.00
93010                      100.00   100.00
94513                      100.00   100.00
91977                      100.00   100.00
91387                      100.00   100.00
94112                      100.00   100.00
Other                      100.00    93.70
------------------------   ------   ------
Total:                     100.00    93.47

GSCOLTV                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
30.001 - 35.000                1       205,000.00      0.32    604   6.300     34.45     100.00   42.97     0.00   100.00     0.00
50.001 - 55.000                1       440,000.00      0.70    614   6.350     55.00     100.00   42.63     0.00   100.00     0.00
55.001 - 60.000                1       430,000.00      0.68    632   5.700     56.58     100.00   34.28   100.00   100.00     0.00
60.001 - 65.000                4     1,037,446.88      1.64    607   6.001     63.33     100.00   29.89     0.00   100.00     0.00
65.001 - 70.000                2       566,982.18      0.90    636   6.240     68.82      20.63   38.53     0.00   100.00     0.00
70.001 - 75.000                6     1,820,749.99      2.88    652   6.221     72.27      72.54   40.44    27.46   100.00     0.00
75.001 - 80.000              134    33,285,437.89     52.73    649   6.333     79.93      93.29   40.70    68.38   100.00     0.00
80.001 - 85.000               22     6,105,879.43      9.67    630   6.389     83.66      95.28   42.17    30.70   100.00     0.00
85.001 - 90.000               62    16,182,289.36     25.64    627   6.857     89.67     100.00   39.52    36.53   100.00     0.00
90.001 - 95.000                9     2,112,863.98      3.35    645   7.366     94.67      77.52   37.74    57.96   100.00     0.00
95.001 - 100.000               6       933,333.37      1.48    635   8.209    100.00     100.00   43.39    53.07   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

GSCOLTV                       %IO      %PP
------------------------   ------   ------
30.001 - 35.000            100.00   100.00
50.001 - 55.000            100.00   100.00
55.001 - 60.000            100.00   100.00
60.001 - 65.000            100.00    89.40
65.001 - 70.000            100.00   100.00
70.001 - 75.000            100.00   100.00
75.001 - 80.000            100.00    93.87
80.001 - 85.000            100.00    93.40
85.001 - 90.000            100.00    92.76
90.001 - 95.000            100.00    95.68
95.001 - 100.000           100.00    67.37
------------------------   ------   ------
Total:                     100.00    93.47

Lien                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
1                            248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Lien                          %IO      %PP
------------------------   ------   ------
1                          100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.47

Purpose                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
PURCHASE                     129    33,197,500.58     52.59    651   6.466     82.32      93.71   41.23   100.00   100.00     0.00
CASHOUT REFI                 109    27,185,132.33     43.07    628   6.606     82.59      93.16   38.98     0.00   100.00     0.00
RATE/TERM REFI                10     2,737,350.17      4.34    635   6.352     83.88     100.00   41.04     0.00   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Purpose                       %IO      %PP
------------------------   ------   ------
PURCHASE                   100.00    92.76
CASHOUT REFI               100.00    93.68
RATE/TERM REFI             100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.47

Occupancy                  Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
OWNER OCCUPIED               246    62,717,156.28     99.36    640   6.528     82.45      93.71   40.23    52.29   100.00     0.00
SECOND HOME                    2       402,826.80      0.64    695   5.521     90.00     100.00   44.18   100.00   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Occupancy                     %IO      %PP
------------------------   ------   ------
OWNER OCCUPIED             100.00    93.43
SECOND HOME                100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.47

Property Type              Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
SINGLE FAMILY                220    56,068,466.94     88.83    640   6.492     82.50      93.36   40.30    51.46   100.00     0.00
CONDO                         20     4,886,270.15      7.74    636   6.881     82.52     100.00   39.71    58.92   100.00     0.00
2-4 FAMILY                     8     2,165,245.99      3.43    655   6.477     82.49      89.73   40.20    67.65   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Property Type                 %IO      %PP
------------------------   ------   ------
SINGLE FAMILY              100.00    93.14
CONDO                      100.00   100.00
2-4 FAMILY                 100.00    87.26
------------------------   ------   ------
Total:                     100.00    93.47

Doc Type                   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
FULL                         234    59,172,433.08     93.75    637   6.483     82.67     100.00   40.34    52.57   100.00     0.00
STATED                        12     3,387,400.00      5.37    691   7.127     79.48       0.00   38.34    53.63   100.00     0.00
EASY                           2       560,150.00      0.89    642   6.922     82.57       0.00   42.78    48.56   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Doc Type                      %IO      %PP
------------------------   ------   ------
FULL                       100.00    93.37
STATED                     100.00    94.21
EASY                       100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.47

Prepay Penalty Orig Term   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
0                             22     4,121,756.79      6.53    643   6.858     84.36      95.24   39.10    58.33   100.00     0.00
12                            26     6,812,948.55     10.79    640   6.871     83.18      92.66   41.46    57.24   100.00     0.00
24                           183    47,916,761.01     75.91    641   6.446     82.16      94.15   40.12    53.45   100.00     0.00
36                            17     4,268,516.73      6.76    634   6.480     83.48      89.50   40.89    30.00   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Prepay Penalty Orig Term      %IO      %PP
------------------------   ------   ------
0                          100.00     0.00
12                         100.00   100.00
24                         100.00   100.00
36                         100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.47

FICO                       Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
<= 590                        22     5,624,394.91      8.91    584   7.001     83.39     100.00   40.15    38.39   100.00     0.00
591 - 600                     13     3,657,249.25      5.79    595   6.565     83.55     100.00   42.73    28.21   100.00     0.00
601 - 610                     23     6,351,547.47     10.06    604   6.519     79.88     100.00   38.20    36.72   100.00     0.00
611 - 620                     17     5,195,936.34      8.23    616   6.402     81.06     100.00   38.69    26.90   100.00     0.00
621 - 630                     34     8,069,798.35     12.78    626   6.789     85.67     100.00   39.79    47.24   100.00     0.00
631 - 640                     19     4,758,903.33      7.54    635   6.760     84.22     100.00   42.44    61.21   100.00     0.00
641 - 650                     28     7,296,307.38     11.56    646   6.548     81.52      80.91   39.66    49.94   100.00     0.00
651 - 660                     28     6,694,206.26     10.61    655   6.198     81.26      94.90   42.36    77.36   100.00     0.00
661 - 670                     16     2,839,888.59      4.50    665   6.788     83.41      86.20   36.67    53.47   100.00     0.00
671 >=                        48    12,631,751.20     20.01    702   6.181     82.06      85.58   40.75    72.92   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

FICO                          %IO      %PP
------------------------   ------   ------
<= 590                     100.00    98.08
591 - 600                  100.00    96.31
601 - 610                  100.00    96.61
611 - 620                  100.00    95.37
621 - 630                  100.00    90.23
631 - 640                  100.00    90.02
641 - 650                  100.00    93.89
651 - 660                  100.00    87.12
661 - 670                  100.00    79.74
671 >=                     100.00    97.82
------------------------   ------   ------
Total:                     100.00    93.47


================================================================================

Goldman, Sachs & Co.                  GSAMP
================================================================================

IOFLAG                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Y                            248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

IOFLAG                        %IO      %PP
------------------------   ------   ------
Y                          100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.47

Age                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
2 - 3                        194    49,404,453.75     78.27    641   6.562     82.64      92.86   40.50    56.82   100.00     0.00
4 - 5                         43    10,578,045.02     16.76    636   6.554     81.34      96.04   39.87    37.76   100.00     0.00
6 - 7                          9     2,408,386.62      3.82    654   5.929     82.58     100.00   41.79    36.80   100.00     0.00
8 - 9                          2       729,097.69      1.16    645   5.212     89.87     100.00   23.81    33.94   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Age                           %IO      %PP
------------------------   ------   ------
2 - 3                      100.00    93.50
4 - 5                      100.00    91.37
6 - 7                      100.00   100.00
8 - 9                      100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.47

MTR                        Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
7 - 18                        11     3,137,484.31      4.97    652   5.762     84.27     100.00   37.61    36.14   100.00     0.00
19 - 30                      215    54,745,055.15     86.73    639   6.564     82.26      93.61   40.26    55.46   100.00     0.00
31 - 42                       22     5,237,443.62      8.30    644   6.526     84.00      91.44   41.71    32.52   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

MTR                           %IO      %PP
------------------------   ------   ------
7 - 18                     100.00   100.00
19 - 30                    100.00    93.97
31 - 42                    100.00    84.36
------------------------   ------   ------
Total:                     100.00    93.47

ARMFLAG                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
ARM                          248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

ARMFLAG                       %IO      %PP
------------------------   ------   ------
ARM                        100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.47

Initial Cap                Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
3.000                        248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Initial Cap                   %IO      %PP
------------------------   ------   ------
3.000                      100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.47

Periodic Cap               Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
1.500                        248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Periodic Cap                  %IO      %PP
------------------------   ------   ------
1.500                      100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.47

MinRate                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
4.501 - 5.000                  2       656,209.02      1.04    632   4.875     83.78     100.00   48.05   100.00   100.00     0.00
5.001 - 5.500                 12     3,165,186.99      5.01    680   5.404     79.70     100.00   34.26    57.44   100.00     0.00
5.501 - 6.000                 47    14,283,797.46     22.63    651   5.813     79.85     100.00   41.18    61.74   100.00     0.00
6.001 - 6.500                 58    16,033,406.98     25.40    645   6.313     79.42      91.46   41.04    49.55   100.00     0.00
6.501 - 7.000                 62    15,082,754.74     23.90    628   6.803     83.46      94.81   39.44    47.00   100.00     0.00
7.001 - 7.500                 39     8,331,725.57     13.20    628   7.262     87.59      91.91   39.65    47.52   100.00     0.00
7.501 - 8.000                 23     4,760,288.95      7.54    621   7.729     88.96      82.43   41.15    51.18   100.00     0.00
8.001 >=                       5       806,613.37      1.28    670   8.879     92.04      64.79   41.48    58.87   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

MinRate                       %IO      %PP
------------------------   ------   ------
4.501 - 5.000              100.00   100.00
5.001 - 5.500              100.00    89.61
5.501 - 6.000              100.00   100.00
6.001 - 6.500              100.00    94.87
6.501 - 7.000              100.00    92.50
7.001 - 7.500              100.00    83.44
7.501 - 8.000              100.00    90.34
8.001 >=                   100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.47

MaxRate                    Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
11.51 - 12.00                  2       656,209.02      1.04    632   4.875     83.78     100.00   48.05   100.00   100.00     0.00
12.01 - 12.50                 12     3,165,186.99      5.01    680   5.404     79.70     100.00   34.26    57.44   100.00     0.00
12.51 - 13.00                 47    14,283,797.46     22.63    651   5.813     79.85     100.00   41.18    61.74   100.00     0.00
13.01 - 13.50                 58    16,033,406.98     25.40    645   6.313     79.42      91.46   41.04    49.55   100.00     0.00
13.51 - 14.00                 62    15,082,754.74     23.90    628   6.803     83.46      94.81   39.44    47.00   100.00     0.00
14.01 - 14.50                 39     8,331,725.57     13.20    628   7.262     87.59      91.91   39.65    47.52   100.00     0.00
14.51 - 15.00                 23     4,760,288.95      7.54    621   7.729     88.96      82.43   41.15    51.18   100.00     0.00
15.01 >=                       5       806,613.37      1.28    670   8.879     92.04      64.79   41.48    58.87   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

MaxRate                       %IO      %PP
------------------------   ------   ------
11.51 - 12.00              100.00   100.00
12.01 - 12.50              100.00    89.61
12.51 - 13.00              100.00   100.00
13.01 - 13.50              100.00    94.87
13.51 - 14.00              100.00    92.50
14.01 - 14.50              100.00    83.44
14.51 - 15.00              100.00    90.34
15.01 >=                   100.00   100.00
------------------------   ------   ------
Total:                     100.00    93.47

Margin                     Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
5.501 - 5.750                  1       247,489.02      0.39    697   4.750     90.00     100.00   44.84   100.00   100.00     0.00
5.751 - 6.000                  1       408,720.00      0.65    592   4.950     80.01     100.00   49.99   100.00   100.00     0.00
6.001 - 6.250                  1       308,000.00      0.49    681   5.300     80.00     100.00   32.75   100.00   100.00     0.00
6.251 - 6.500                 13     3,450,786.99      5.47    674   5.438     79.72     100.00   36.30    60.97   100.00     0.00
6.501 - 6.750                 22     6,725,057.06     10.65    661   5.700     78.17     100.00   40.53    59.75   100.00     0.00
6.751 - 7.000                210    51,979,930.01     82.35    635   6.728     83.25      92.41   40.42    50.23   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

Margin                        %IO      %PP
------------------------   ------   ------
5.501 - 5.750              100.00   100.00
5.751 - 6.000              100.00   100.00
6.001 - 6.250              100.00   100.00
6.251 - 6.500              100.00    90.47
6.501 - 6.750              100.00   100.00
6.751 - 7.000              100.00    92.70
------------------------   ------   ------
Total:                     100.00    93.47

ORIGINATOR                 Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
FREMONT                      248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

ORIGINATOR                    %IO      %PP
------------------------   ------   ------
FREMONT                    100.00    93.47
------------------------   ------   ------
Total:                     100.00    93.47

SERVICER                   Count          Balance   Percent   FICO    GWAC   GSCOLTV   %FullDoc     DTI   %Purch     %ARM     %FXD
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Countrywide                  239    60,705,174.07     96.17    640   6.538     82.49      93.82   39.99    52.84   100.00     0.00
Ocwen                          9     2,414,809.01      3.83    639   6.094     82.79      91.88   46.90    46.40   100.00     0.00
------------------------   -----   --------------   -------   ----   -----   -------   --------   -----   ------   ------   ------
Total:                       248    63,119,983.08    100.00    640   6.521     82.50      93.75   40.25    52.59   100.00     0.00

SERVICER                      %IO      %PP
------------------------   ------   ------
Countrywide                100.00    93.71
Ocwen                      100.00    87.41
------------------------   ------   ------
Total:                     100.00    93.47


================================================================================

                                                                  GSAMP 2005 HE1


1. FICO LTV


1. FICO LTV

------------------------------------------------------------------------------------------------------------------------------------
FICO
LTV         Below 65   65-67   68-70   71-73   74-76   77-79   80-82    83-85   86-88   89-91    92-94   95-97   98-100   101-103
------------------------------------------------------------------------------------------------------------------------------------
<= 499             0   0.011       0       0       0       0        0       0       0        0       0       0        0         0
500 - 504      0.047   0.048   0.065   0.025   0.194       0    0.208    0.21       0        0       0       0        0         0
505 - 509      0.089   0.147   0.073   0.045   0.317   0.108    0.563       0       0        0       0       0        0         0
510 - 514      0.067   0.095   0.283       0   0.184   0.082    0.527   0.026       0        0       0       0        0         0
515 - 519      0.107   0.057   0.131       0   0.186   0.026    0.346   0.058       0        0       0       0        0         0
520 - 524      0.168       0   0.174   0.081   0.129   0.091    0.355   0.036       0    0.094       0       0        0         0
525 - 529      0.293   0.077   0.133    0.11   0.287   0.151    0.446   0.432       0    0.008       0       0        0         0
530 - 534      0.275   0.089   0.296   0.028   0.191   0.055    0.218   0.125       0    0.075       0       0        0         0
535 - 539      0.087   0.052    0.21   0.031   0.121   0.089     0.23   0.234       0    0.087       0       0        0         0
540 - 544      0.253   0.021   0.182   0.032   0.185       0     0.31   0.192       0    0.247       0       0        0         0
545 - 549      0.136   0.087   0.125   0.028   0.117   0.053    0.456   0.187       0     0.08       0   0.026        0         0
550 - 554      0.253   0.139   0.118   0.038   0.206   0.096    0.267   0.185   0.078    0.335       0       0        0         0
555 - 559      0.235   0.047    0.16   0.036   0.208   0.047    0.443    0.16   0.055     0.46       0       0        0         0
560 - 564       0.16   0.055   0.019   0.125   0.219   0.121    0.337   0.115   0.029    0.676       0       0        0         0
565 - 569      0.156   0.094   0.236   0.102   0.114   0.008    0.362   0.048       0    0.392       0       0        0         0
570 - 574       0.36    0.09   0.066   0.033   0.071   0.118    0.253   0.151       0    0.388       0   0.018        0         0
575 - 579      0.255   0.066   0.173   0.084   0.106   0.011     0.61    0.14       0    0.438       0       0        0         0
580 - 584       0.29    0.08   0.129   0.137   0.252   0.204    0.909   0.267    0.07    0.695       0   0.106    0.136         0
585 - 589      0.272   0.016   0.125   0.128   0.144   0.043    0.755   0.346   0.023    0.463   0.015   0.104    0.168         0
590 - 594      0.124   0.039   0.053   0.074   0.126   0.126    0.467    0.46       0    0.451   0.024   0.065    0.045         0
595 - 599      0.265   0.036   0.094   0.082   0.112   0.028    0.348   0.265   0.061    0.537   0.027    0.03    0.133         0
600 - 604      0.383   0.031    0.08       0   0.288   0.146     0.99   0.328       0    0.642       0   0.042    0.125         0
605 - 609      0.322   0.036       0   0.079   0.185   0.099    0.939   0.308   0.035    0.565   0.018   0.066    0.127         0
610 - 614      0.419   0.033   0.085   0.084   0.233   0.012    1.218   0.279       0    0.439       0   0.142    0.064         0
615 - 619       0.25   0.059    0.08   0.047   0.102   0.012    0.934    0.24   0.025    0.453   0.051   0.109    0.039         0
620 - 624      0.565   0.017   0.091   0.086   0.174   0.119     2.59    0.28       0    0.902   0.006   0.132    0.073         0
625 - 629      0.705   0.127       0       0   0.194    0.14    2.315   0.385       0     0.84   0.033   0.087    0.104         0
630 - 634      0.481   0.006   0.084   0.093   0.088   0.126    1.925   0.293       0    0.607   0.027   0.146    0.225         0
635 - 639      0.363   0.142   0.062   0.126   0.087   0.101    1.679   0.357   0.154    0.457   0.011   0.078    0.101         0
640 - 644      0.294     0.1    0.03   0.071   0.113   0.153    1.796   0.171   0.027    0.918   0.045   0.154    0.104         0
645 - 649      0.401    0.03   0.139   0.024    0.05   0.063    1.878   0.159   0.083    0.356       0       0    0.201         0
650 - 654      0.427   0.015       0       0   0.032   0.125    2.284   0.027   0.017    0.377   0.023   0.018    0.283         0
655 - 659      0.308       0   0.096       0   0.024    0.01    1.378   0.023   0.036    0.309       0   0.035    0.197         0
660 - 664      0.237   0.025       0   0.063   0.008       0    1.293   0.109   0.066     0.35       0   0.034     0.11         0
665 - 669      0.316       0   0.046       0   0.106   0.021    1.141   0.024   0.056    0.521   0.008   0.022    0.199         0
670 - 674      0.265       0       0       0   0.053   0.158    1.096   0.166   0.033    0.414   0.029   0.085    0.068         0
675 - 679      0.228       0   0.062       0       0    0.01    1.051   0.102   0.022    0.246       0   0.011    0.134         0
680 - 684      0.135       0       0   0.076   0.026   0.101    1.194   0.141       0    0.171   0.018   0.145    0.121         0
685 - 689      0.085       0       0       0       0       0    0.659   0.037    0.01    0.467       0       0    0.145         0
690 - 694      0.162   0.009       0   0.027    0.02   0.044    1.144       0   0.063    0.149       0   0.106    0.053         0
695 - 699      0.179       0    0.04       0   0.013    0.06    0.733   0.041       0    0.202       0       0    0.045         0
700 - 704       0.11       0       0   0.062       0       0      0.5   0.084   0.029     0.11       0   0.022    0.034         0
705 - 709      0.106       0       0       0       0   0.073    0.603   0.118       0    0.246       0   0.026    0.112         0
710 - 714      0.068   0.062       0       0    0.01       0    0.433       0       0    0.154    0.03       0    0.087         0
715 - 719      0.049   0.017       0       0       0    0.07      0.3   0.049       0    0.203       0   0.033     0.07         0
720 - 724      0.107       0       0       0   0.052       0    0.696       0   0.018    0.155       0       0    0.123         0
725 >=         0.444   0.067   0.051   0.109   0.133   0.056    2.041   0.154   0.024    0.467       0   0.103    0.383         0
------------------------------------------------------------------------------------------------------------------------------------
Total:          11.3   2.119   3.787   2.165    5.46   3.156   41.218   7.514   1.014   16.148   0.365   1.943     3.81         0
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------
FICO
LTV         104-106   107-109    110+
--------------------------------------
<= 499            0         0      0
500 - 504         0         0      0
505 - 509         0         0      0
510 - 514         0         0      0
515 - 519         0         0      0
520 - 524         0         0      0
525 - 529         0         0      0
530 - 534         0         0      0
535 - 539         0         0      0
540 - 544         0         0      0
545 - 549         0         0      0
550 - 554         0         0      0
555 - 559         0         0      0
560 - 564         0         0      0
565 - 569         0         0      0
570 - 574         0         0      0
575 - 579         0         0      0
580 - 584         0         0      0
585 - 589         0         0      0
590 - 594         0         0      0
595 - 599         0         0      0
600 - 604         0         0      0
605 - 609         0         0      0
610 - 614         0         0      0
615 - 619         0         0      0
620 - 624         0         0      0
625 - 629         0         0      0
630 - 634         0         0      0
635 - 639         0         0      0
640 - 644         0         0      0
645 - 649         0         0      0
650 - 654         0         0      0
655 - 659         0         0      0
660 - 664         0         0      0
665 - 669         0         0      0
670 - 674         0         0      0
675 - 679         0         0      0
680 - 684         0         0      0
685 - 689         0         0      0
690 - 694         0         0      0
695 - 699         0         0      0
700 - 704         0         0      0
705 - 709         0         0      0
710 - 714         0         0      0
715 - 719         0         0      0
720 - 724         0         0      0
725 >=            0         0      0
--------------------------------------
Total:            0         0      0
--------------------------------------

GSAMP 05-HE1

Assumptions:
------------
Prepay speed as indicated
loss severity as indicated
Advancing and recover lag as indicated
deal run to maturity with collateral losses calculated through life of applicable bond bond priced at par
"Yield break" is 0% yield
For other assumptions please refer to termsheet


NO PREAY STRESS

                                               Min 0
                 Fwd LIBOR/Swap Shift         -200 bp                      bp                      200 bp
                               Prepay          1.00x Base Case            1.00x Base Case          1.00x Base Case
                   Loss Severity: 40%
            Recovery Delay: 12 months
               % Cum Loss Yield Break   124,948,829.13 (15.59%)    116,274,072.75 (14.51%)  103,329,611.00 (12.89%)
                    CDR - Yield Break                    17.28                      15.56                    13.21
      % Cum Loss 1st $ Principal Loss   121,008,416.87 (15.10%)    110,485,061.46 (13.78%)   95,839,128.53 (11.96%)
           CDR - 1st $ Principal Loss                     16.5                      14.49                    11.95

                                       ----------------------------------------------------------------------------
                   Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % Cum Loss Yield Break
                    CDR - Yield Break                    14.20                      12.80                    10.89
      % Cum Loss 1st $ Principal Loss
           CDR - 1st $ Principal Loss                    13.55                      11.92                     9.86
                                       ----------------------------------------------------------------------------

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % Cum Loss Yield Break   135,577,337.17 (16.91%)    125,474,957.73 (15.65%)  110,504,863.79 (13.79%)
                    CDR - Yield Break                    11.11                      10.04                     8.56
      % Cum Loss 1st $ Principal Loss   130,609,844.22 (16.29%)    118,556,523.32 (14.79%)  101,936,502.13 (12.72%)
           CDR - 1st $ Principal Loss                    10.59                       9.35                     7.76

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break   110,263,941.73 (13.76%)    100,787,648.10 (12.57%)   88,024,707.89 (10.98%)
                    CDR - Yield Break                    14.48                      12.79                     10.7
      % Cum Loss 1st $ Principal Loss   106,516,511.74 (13.29%)     95,386,752.79 (11.90%)   81,210,048.52 (10.13%)
           CDR - 1st $ Principal Loss                    13.81                      11.89                     9.66

                                       ----------------------------------------------------------------------------
                   Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break
                    CDR - Yield Break                    12.16                      10.78                     9.05
      % Cum Loss 1st $ Principal Loss
           CDR - 1st $ Principal Loss                    11.60                      10.03                     8.18
                                       ----------------------------------------------------------------------------

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break   123,255,862.27 (15.38%)    112,583,086.18 (14.05%)   97,981,888.66 (12.22%)
                    CDR - Yield Break                     9.84                       8.77                      7.4
      % Cum Loss 1st $ Principal Loss   118,630,672.69 (14.80%)    106,138,521.82 (13.24%)   90,109,071.90 (11.24%)
           CDR - 1st $ Principal Loss                     9.38                       8.16                      6.7


PREPAY STRESS

                                               Min 0
                 Fwd LIBOR/Swap Shift         -200 bp                      bp                      200 bp
                               Prepay          2.00x Base Case            1.00x Base Case          0.50x Base Case
                   Loss Severity: 50%
            Recovery Delay: 12 months
               % Cum Loss Yield Break    82,356,367.97 (10.27%)    121,661,508.52 (15.18%)  165,050,214.17 (20.59%)
                    CDR - Yield Break                    15.49                      12.21                     9.86
      % Cum Loss 1st $ Principal Loss     79,997,428.73 (9.98%)    115,220,726.21 (14.37%)  156,278,812.40 (19.50%)
           CDR - 1st $ Principal Loss                    14.99                      11.37                     9.06


                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break     74,553,167.51 (9.30%)    107,505,246.84 (13.41%)  144,640,883.08 (18.05%)
                    CDR - Yield Break                    13.85                       10.4                     8.07
      % Cum Loss 1st $ Principal Loss     72,378,449.43 (9.03%)    101,575,317.79 (12.67%)  136,479,736.72 (17.03%)
           CDR - 1st $ Principal Loss                     13.4                       9.68                     7.42


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE1

Assumptions:
------------
Prepay speed as indicated
loss severity as indicated
Advancing and recover lag as indicated
deal run to maturity with collateral losses calculated through life of applicable bond bond priced at par
"Yield break" is 0% yield
For other assumptions please refer to termsheet


NO PREAY STRESS

                                                      Min 0
                      Fwd LIBOR/Swap Shift           -200 bp                       bp                      200 bp
                                    Prepay            1.00x Base Case           1.00x Base Case            1.00x Base Case
                        Loss Severity: 40%
                 Recovery Delay: 12 months
                    % Cum Loss Yield Break     115,257,489.50 (14.38%)   106,398,702.57 (13.27%)     93,009,392.76 (11.60%)
                         CDR - Yield Break                       15.4                     13.76                      11.49
           % Cum Loss 1st $ Principal Loss     110,319,148.20 (13.76%)    99,663,424.35 (12.43%)     84,588,702.75 (10.55%)
                CDR - 1st $ Principal Loss                      14.49                      12.6                      10.17

                                             ------------------------------------------------------------------------------
                        Loss Severity: 50%   Do NOT explicitly calc. Interpolate please.
                 Recovery Delay: 12 months
                    % Cum Loss Yield Break
                         CDR - Yield Break                      12.71                     11.37                       9.51
           % Cum Loss 1st $ Principal Loss
                CDR - 1st $ Principal Loss                      11.95                     10.41                       8.43
                                             ------------------------------------------------------------------------------

                        Loss Severity: 60%
                 Recovery Delay: 12 months
                    % Cum Loss Yield Break     124,942,783.14 (15.59%)   114,762,891.65 (14.32%)     99,307,025.53 (12.39%)
                         CDR - Yield Break                      10.01                      8.98                       7.52
           % Cum Loss 1st $ Principal Loss     118,934,990.22 (14.84%)   106,779,902.14 (13.32%)     89,880,415.39 (11.21%)
                CDR - 1st $ Principal Loss                       9.41                      8.22                       6.68

                        Loss Severity: 40%
     Recovery Delay: 12 months. NO ADVANCE
                    % Cum Loss Yield Break     101,562,851.76 (12.67%)    92,051,779.48 (11.48%)      79,052,824.07 (9.86%)
                         CDR - Yield Break                      12.95                     11.35                       9.34
           % Cum Loss 1st $ Principal Loss      96,923,983.08 (12.09%)    85,809,353.06 (10.71%)      71,480,000.49 (8.92%)
                CDR - 1st $ Principal Loss                      12.17                     10.37                       8.25

                                             ------------------------------------------------------------------------------
                        Loss Severity: 50%   Do NOT explicitly calc. Interpolate please.
     Recovery Delay: 12 months. NO ADVANCE
                    % Cum Loss Yield Break
                         CDR - Yield Break                      10.92                      9.61                       7.93
           % Cum Loss 1st $ Principal Loss
                CDR - 1st $ Principal Loss                      10.26                      8.78                       7.01
                                             ------------------------------------------------------------------------------

                        Loss Severity: 60%
     Recovery Delay: 12 months. NO ADVANCE
                    % Cum Loss Yield Break     113,604,404.64 (14.17%)   102,906,103.81 (12.84%)     87,929,239.27 (10.97%)
                         CDR - Yield Break                       8.89                      7.86                       6.51
           % Cum Loss 1st $ Principal Loss     107,942,612.47 (13.47%)    95,531,877.51 (11.92%)      79,258,104.28 (9.89%)
                CDR - 1st $ Principal Loss                       8.35                      7.19                       5.77


PREPAY STRESS

                                                      Min 0
                      Fwd LIBOR/Swap Shift           -200 bp                       bp                      200 bp
                                    Prepay            2.00x Base Case           1.00x Base Case            0.50x Base Case
                        Loss Severity: 50%
                 Recovery Delay: 12 months
                    % Cum Loss Yield Break       70,481,740.23 (8.79%)   111,281,896.07 (13.88%)    155,939,240.71 (19.45%)
                         CDR - Yield Break                      13.01                     10.87                       9.03
           % Cum Loss 1st $ Principal Loss       67,492,554.74 (8.42%)   103,819,888.64 (12.95%)    146,098,579.61 (18.23%)
                CDR - 1st $ Principal Loss                       12.4                      9.95                       8.19


                        Loss Severity: 50%
     Recovery Delay: 12 months. NO ADVANCE
                    % Cum Loss Yield Break       63,729,263.78 (7.95%)    98,202,849.43 (12.25%)    136,167,765.41 (16.99%)
                         CDR - Yield Break                      11.64                      9.28                       7.43
           % Cum Loss 1st $ Principal Loss       60,928,113.76 (7.60%)    91,371,620.13 (11.40%)    127,323,928.35 (15.88%)
                CDR - 1st $ Principal Loss                      11.08                      8.49                       6.73


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE1

Assumptions:
------------
Prepay speed as indicated
loss severity as indicated
Advancing and recover lag as indicated
deal run to maturity with collateral losses calculated through life of applicable bond bond priced at par
"Yield break" is 0% yield
For other assumptions please refer to termsheet

NO PREAY STRESS

                                               Min 0
                 Fwd LIBOR/Swap Shift         -200 bp                      bp                       200 bp
                               Prepay          1.00x Base Case            1.00x Base Case            1.00x Base Case
                   Loss Severity: 40%
            Recovery Delay: 12 months
               % Cum Loss Yield Break   106,289,729.94 (13.26%)     96,845,916.82 (12.08%)     82,808,983.21 (10.33%)
                    CDR - Yield Break                    13.77                      12.13                        9.9
      % Cum Loss 1st $ Principal Loss   101,913,836.74 (12.71%)     91,112,406.98 (11.37%)      75,761,551.05 (9.45%)
           CDR - 1st $ Principal Loss                    13.01                       11.2                       8.86

                                       ------------------------------------------------------------------------------
                   Loss Severity: 50%  Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % Cum Loss Yield Break
                    CDR - Yield Break                    11.40                      10.06                       8.22
      % Cum Loss 1st $ Principal Loss
           CDR - 1st $ Principal Loss                    10.77                       9.29                       7.36
                                       ------------------------------------------------------------------------------

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % Cum Loss Yield Break   114,948,022.59 (14.34%)    104,204,074.50 (13.00%)     88,274,586.78 (11.01%)
                    CDR - Yield Break                     9.02                       7.98                       6.54
      % Cum Loss 1st $ Principal Loss   109,739,097.05 (13.69%)     97,534,369.57 (12.17%)     80,328,322.76 (10.02%)
           CDR - 1st $ Principal Loss                     8.52                       7.37                       5.86

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break    93,504,030.82 (11.67%)     83,584,105.27 (10.43%)      70,409,733.39 (8.78%)
                    CDR - Yield Break                    11.61                      10.03                        8.1
      % Cum Loss 1st $ Principal Loss    89,373,405.68 (11.15%)      78,289,967.83 (9.77%)      65,542,566.36 (8.18%)
           CDR - 1st $ Principal Loss                    10.95                       9.24                       7.43

                                       ------------------------------------------------------------------------------
                   Loss Severity: 50%   Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break
                    CDR - Yield Break                     9.82                       8.51                       6.88
      % Cum Loss 1st $ Principal Loss
           CDR - 1st $ Principal Loss                     9.26                       7.85                       6.29
                                       ------------------------------------------------------------------------------

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break   104,417,449.82 (13.03%)     93,287,987.49 (11.64%)      77,943,934.05 (9.72%)
                    CDR - Yield Break                     8.02                       6.99                       5.66
      % Cum Loss 1st $ Principal Loss    99,418,675.40 (12.40%)     87,128,463.54 (10.87%)      71,640,309.89 (8.94%)
           CDR - 1st $ Principal Loss                     7.56                       6.45                       5.14


PREPAY STRESS

                                               Min 0
                 Fwd LIBOR/Swap Shift         -200 bp                      bp                       200 bp
                               Prepay          2.00x Base Case            1.00x Base Case            0.50x Base Case
                   Loss Severity: 50%
            Recovery Delay: 12 months
               % Cum Loss Yield Break     60,375,041.18 (7.53%)    101,156,832.02 (12.62%)    145,392,702.74 (18.14%)
                    CDR - Yield Break                    10.97                       9.63                       8.23
      % Cum Loss 1st $ Principal Loss     57,696,997.75 (7.20%)     94,859,232.04 (11.83%)    138,271,517.59 (17.25%)
           CDR - 1st $ Principal Loss                    10.44                       8.89                       7.56


                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % Cum Loss Yield Break     54,279,803.28 (6.77%)     89,161,173.38 (11.12%)    125,941,921.45 (15.71%)
                    CDR - Yield Break                     9.77                       8.24                       6.82
      % Cum Loss 1st $ Principal Loss     52,067,734.58 (6.50%)     83,391,856.98 (10.40%)    120,348,430.97 (15.01%)
           CDR - 1st $ Principal Loss                     9.34                        7.6                       6.23


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 04-OPT


                 Fwd Curve                Fwd Curve - 200bps          Fwd Curve + 200bps
          =======================      =====================       =====================
Month         1mL           6mL           1mL           6mL           1mL           6mL
    1       2.49081       2.83400       0.49081       0.83400       4.49081       4.83400
    2       2.63165       2.93940       0.63165       0.93940       4.63165       4.93940
    3       2.79617       3.02994       0.79617       1.02994       4.79617       5.02994
    4       2.91991       3.11031       0.91991       1.11031       4.91991       5.11031
    5       2.98357       3.17237       0.98357       1.17237       4.98357       5.17237
    6       3.05659       3.23445       1.05659       1.23445       5.05659       5.23445
    7       3.13005       3.30279       1.13005       1.30279       5.13005       5.30279
    8       3.18850       3.35474       1.18850       1.35474       5.18850       5.35474
    9       3.24941       3.40342       1.24941       1.40342       5.24941       5.40342
   10       3.30549       3.45355       1.30549       1.45355       5.30549       5.45355
   11       3.35228       3.49779       1.35228       1.49779       5.35228       5.49779
   12       3.44806       3.54064       1.44806       1.54064       5.44806       5.54064
   13       3.44227       3.57183       1.44227       1.57183       5.44227       5.57183
   14       3.48600       3.60811       1.48600       1.60811       5.48600       5.60811
   15       3.53385       3.64232       1.53385       1.64232       5.53385       5.64232
   16       3.57422       3.67135       1.57422       1.67135       5.57422       5.67135
   17       3.60325       3.69978       1.60325       1.69978       5.60325       5.69978
   18       3.62846       3.72996       1.62846       1.72996       5.62846       5.72996
   19       3.65538       3.75770       1.65538       1.75770       5.65538       5.75770
   20       3.68612       3.78838       1.68612       1.78838       5.68612       5.78838
   21       3.71212       3.81666       1.71212       1.81666       5.71212       5.81666
   22       3.73989       3.84442       1.73989       1.84442       5.73989       5.84442
   23       3.77396       3.87196       1.77396       1.87196       5.77396       5.87196
   24       3.80724       3.90001       1.80724       1.90001       5.80724       5.90001
   25       3.83597       3.92193       1.83597       1.92193       5.83597       5.92193
   26       3.85643       3.94566       1.85643       1.94566       5.85643       5.94566
   27       3.87683       3.97016       1.87683       1.97016       5.87683       5.97016
   28       3.89959       3.99418       1.89959       1.99418       5.89959       5.99418
   29       3.92458       4.01990       1.92458       2.01990       5.92458       6.01990
   30       3.94768       4.04682       1.94768       2.04682       5.94768       6.04682
   31       3.97229       4.07271       1.97229       2.07271       5.97229       6.07271
   32       3.99871       4.10176       1.99871       2.10176       5.99871       6.10176
   33       4.02401       4.12866       2.02401       2.12866       6.02401       6.12866
   34       4.05059       4.15514       2.05059       2.15514       6.05059       6.15514
   35       4.07821       4.18287       2.07821       2.18287       6.07821       6.18287
   36       4.10574       4.21128       2.10574       2.21128       6.10574       6.21128
   37       4.13512       4.23862       2.13512       2.23862       6.13512       6.23862
   38       4.16219       4.26920       2.16219       2.26920       6.16219       6.26920
   39       4.18824       4.29458       2.18824       2.29458       6.18824       6.29458
   40       4.21481       4.32120       2.21481       2.32120       6.21481       6.32120
   41       4.24211       4.34925       2.24211       2.34925       6.24211       6.34925
   42       4.26873       4.37521       2.26873       2.37521       6.26873       6.37521
   43       4.29774       4.40270       2.29774       2.40270       6.29774       6.40270
   44       4.32314       4.43131       2.32314       2.43131       6.32314       6.43131
   45       4.34868       4.45694       2.34868       2.45694       6.34868       6.45694
   46       4.37579       4.48533       2.37579       2.48533       6.37579       6.48533
   47       4.40107       4.51565       2.40107       2.51565       6.40107       6.51565
   48       4.42976       4.54168       2.42976       2.54168       6.42976       6.54168
   49       4.45928       4.56896       2.45928       2.56896       6.45928       6.56896
   50       4.48575       4.59684       2.48575       2.59684       6.48575       6.59684
   51       4.51314       4.62203       2.51314       2.62203       6.51314       6.62203
   52       4.54165       4.64686       2.54165       2.64686       6.54165       6.64686
   53       4.56603       4.67175       2.56603       2.67175       6.56603       6.67175
   54       4.59040       4.69466       2.59040       2.69466       6.59040       6.69466
   55       4.61560       4.72014       2.61560       2.72014       6.61560       6.72014
   56       4.63880       4.74353       2.63880       2.74353       6.63880       6.74353
   57       4.66102       4.76647       2.66102       2.76647       6.66102       6.76647
   58       4.68311       4.79202       2.68311       2.79202       6.68311       6.79202
   59       4.70403       4.81796       2.70403       2.81796       6.70403       6.81796
   60       4.73231       4.84323       2.73231       2.84323       6.73231       6.84323
   61       4.75916       4.86784       2.75916       2.86784       6.75916       6.86784
   62       4.78339       4.89134       2.78339       2.89134       6.78339       6.89134
   63       4.80846       4.91344       2.80846       2.91344       6.80846       6.91344
   64       4.83242       4.93490       2.83242       2.93490       6.83242       6.93490
   65       4.85425       4.95301       2.85425       2.95301       6.85425       6.95301
   66       4.87469       4.97041       2.87469       2.97041       6.87469       6.97041
   67       4.89441       4.98879       2.89441       2.98879       6.89441       6.98879
   68       4.91270       5.00612       2.91270       3.00612       6.91270       7.00612
   69       4.93014       5.02245       2.93014       3.02245       6.93014       7.02245
   70       4.94428       5.04316       2.94428       3.04316       6.94428       7.04316
   71       4.95819       5.05989       2.95819       3.05989       6.95819       7.05989
   72       4.97833       5.07982       2.97833       3.07982       6.97833       7.07982
   73       4.99884       5.09991       2.99884       3.09991       6.99884       7.09991
   74       5.01718       5.11723       3.01718       3.11723       7.01718       7.11723
   75       5.03876       5.13513       3.03876       3.13513       7.03876       7.13513
   76       5.05462       5.15172       3.05462       3.15172       7.05462       7.15172
   77       5.07266       5.16743       3.07266       3.16743       7.07266       7.16743
   78       5.09021       5.18194       3.09021       3.18194       7.09021       7.18194
   79       5.10492       5.19675       3.10492       3.19675       7.10492       7.19675
   80       5.12033       5.21216       3.12033       3.21216       7.12033       7.21216
   81       5.13464       5.22625       3.13464       3.22625       7.13464       7.22625
   82       5.14750       5.24191       3.14750       3.24191       7.14750       7.24191
   83       5.15983       5.25740       3.15983       3.25740       7.15983       7.25740
   84       5.17593       5.27516       3.17593       3.27516       7.17593       7.27516
   85       5.19304       5.28935       3.19304       3.28935       7.19304       7.28935
   86       5.20832       5.30489       3.20832       3.30489       7.20832       7.30489
   87       5.22458       5.32077       3.22458       3.32077       7.22458       7.32077
   88       5.23944       5.33397       3.23944       3.33397       7.23944       7.33397
   89       5.25575       5.34801       3.25575       3.34801       7.25575       7.34801
   90       5.26798       5.36098       3.26798       3.36098       7.26798       7.36098
   91       5.28230       5.37421       3.28230       3.37421       7.28230       7.37421
   92       5.29619       5.38898       3.29619       3.38898       7.29619       7.38898
   93       5.30755       5.40063       3.30755       3.40063       7.30755       7.40063
   94       5.32013       5.41367       3.32013       3.41367       7.32013       7.41367
   95       5.33189       5.42719       3.33189       3.42719       7.33189       7.42719
   96       5.34549       5.44219       3.34549       3.44219       7.34549       7.44219
   97       5.36198       5.45518       3.36198       3.45518       7.36198       7.45518
   98       5.37427       5.46834       3.37427       3.46834       7.37427       7.46834
   99       5.38754       5.48190       3.38754       3.48190       7.38754       7.48190
  100       5.40079       5.49417       3.40079       3.49417       7.40079       7.49417
  101       5.41458       5.50751       3.41458       3.50751       7.41458       7.50751
  102       5.42562       5.51690       3.42562       3.51690       7.42562       7.51690
  103       5.43797       5.52858       3.43797       3.52858       7.43797       7.52858
  104       5.44937       5.54039       3.44937       3.54039       7.44937       7.54039
  105       5.45966       5.54983       3.45966       3.54983       7.45966       7.54983
  106       5.47140       5.56088       3.47140       3.56088       7.47140       7.56088
  107       5.47904       5.57143       3.47904       3.57143       7.47904       7.57143
  108       5.49105       5.58410       3.49105       3.58410       7.49105       7.58410
  109       5.50357       5.59547       3.50357       3.59547       7.50357       7.59547
  110       5.51333       5.60839       3.51333       3.60839       7.51333       7.60839
  111       5.52517       5.61971       3.52517       3.61971       7.52517       7.61971
  112       5.53647       5.63110       3.53647       3.63110       7.53647       7.63110
  113       5.54832       5.64366       3.54832       3.64366       7.54832       7.64366
  114       5.55924       5.65405       3.55924       3.65405       7.55924       7.65405
  115       5.57217       5.66636       3.57217       3.66636       7.57217       7.66636
  116       5.58183       5.67843       3.58183       3.67843       7.58183       7.67843
  117       5.59302       5.68983       3.59302       3.68983       7.59302       7.68983
  118       5.60513       5.70315       3.60513       3.70315       7.60513       7.70315
  119       5.61492       5.71732       3.61492       3.71732       7.61492       7.71732
  120       5.62939       5.72876       3.62939       3.72876       7.62939       7.72876
  121       5.64375       5.74027       3.64375       3.74027       7.64375       7.74027
  122       5.65514       5.75198       3.65514       3.75198       7.65514       7.75198
  123       5.66824       5.76227       3.66824       3.76227       7.66824       7.76227
  124       5.68084       5.77073       3.68084       3.77073       7.68084       7.77073
  125       5.68876       5.77808       3.68876       3.77808       7.68876       7.77808
  126       5.69837       5.78549       3.69837       3.78549       7.69837       7.78549
  127       5.70760       5.79367       3.70760       3.79367       7.70760       7.79367
  128       5.71399       5.79895       3.71399       3.79895       7.71399       7.79895
  129       5.72007       5.80510       3.72007       3.80510       7.72007       7.80510
  130       5.72571       5.81389       3.72571       3.81389       7.72571       7.81389
  131       5.72960       5.81975       3.72960       3.81975       7.72960       7.81975
  132       5.73870       5.82820       3.73870       3.82820       7.73870       7.82820
  133       5.74566       5.83610       3.74566       3.83610       7.74566       7.83610
  134       5.75350       5.84316       3.75350       3.84316       7.75350       7.84316
  135       5.76333       5.85102       3.76333       3.85102       7.76333       7.85102
  136       5.76849       5.85704       3.76849       3.85704       7.76849       7.85704
  137       5.77671       5.86389       3.77671       3.86389       7.77671       7.86389
  138       5.78406       5.86925       3.78406       3.86925       7.78406       7.86925
  139       5.78894       5.87467       3.78894       3.87467       7.78894       7.87467
  140       5.79565       5.88126       3.79565       3.88126       7.79565       7.88126
  141       5.80122       5.88544       3.80122       3.88544       7.80122       7.88544
  142       5.80583       5.89204       3.80583       3.89204       7.80583       7.89204
  143       5.81049       5.89746       3.81049       3.89746       7.81049       7.89746
  144       5.81690       5.90424       3.81690       3.90424       7.81690       7.90424
  145       5.82344       5.91064       3.82344       3.91064       7.82344       7.91064
  146       5.82813       5.91632       3.82813       3.91632       7.82813       7.91632
  147       5.83611       5.92477       3.83611       3.92477       7.83611       7.92477
  148       5.84078       5.92868       3.84078       3.92868       7.84078       7.92868
  149       5.84759       5.93593       3.84759       3.93593       7.84759       7.93593
  150       5.85353       5.94232       3.85353       3.94232       7.85353       7.94232
  151       5.85878       5.94689       3.85878       3.94689       7.85878       7.94689
  152       5.86599       5.95430       3.86599       3.95430       7.86599       7.95430
  153       5.86909       5.95916       3.86909       3.95916       7.86909       7.95916
  154       5.87628       5.96802       3.87628       3.96802       7.87628       7.96802
  155       5.88198       5.97481       3.88198       3.97481       7.88198       7.97481
  156       5.88901       5.98318       3.88901       3.98318       7.88901       7.98318
  157       5.89980       5.98896       3.89980       3.98896       7.89980       7.98896
  158       5.90639       5.99393       3.90639       3.99393       7.90639       7.99393
  159       5.91453       5.99920       3.91453       3.99920       7.91453       7.99920
  160       5.91958       6.00023       3.91958       4.00023       7.91958       8.00023
  161       5.92524       6.00126       3.92524       4.00126       7.92524       8.00126
  162       5.92547       5.99937       3.92547       3.99937       7.92547       7.99937
  163       5.92812       5.99896       3.92812       3.99896       7.92812       7.99896
  164       5.92842       5.99847       3.92842       3.99847       7.92842       7.99847
  165       5.92535       5.99520       3.92535       3.99520       7.92535       7.99520
  166       5.92334       5.99431       3.92334       3.99431       7.92334       7.99431
  167       5.91901       5.99341       3.91901       3.99341       7.91901       7.99341
  168       5.91798       5.99420       3.91798       3.99420       7.91798       7.99420
  169       5.92067       5.99397       3.92067       3.99397       7.92067       7.99397
  170       5.91906       5.99286       3.91906       3.99286       7.91906       7.99286
  171       5.91996       5.99381       3.91996       3.99381       7.91996       7.99381
  172       5.92052       5.99343       3.92052       3.99343       7.92052       7.99343
  173       5.92118       5.99356       3.92118       3.99356       7.92118       7.99356
  174       5.91904       5.98997       3.91904       3.98997       7.91904       7.98997
  175       5.91896       5.98946       3.91896       3.98946       7.91896       7.98946
  176       5.91749       5.98879       3.91749       3.98879       7.91749       7.98879
  177       5.91518       5.98658       3.91518       3.98658       7.91518       7.98658
  178       5.91434       5.98683       3.91434       3.98683       7.91434       7.98683
  179       5.90944       5.98713       3.90944       3.98713       7.90944       7.98713
  180       5.91108       5.98786       3.91108       3.98786       7.91108       7.98786
  181       5.91278       5.98822       3.91278       3.98822       7.91278       7.98822
  182       5.91186       5.98895       3.91186       3.98895       7.91186       7.98895
  183       5.91417       5.99046       3.91417       3.99046       7.91417       7.99046
  184       5.91593       5.99038       3.91593       3.99038       7.91593       7.99038
  185       5.91412       5.98968       3.91412       3.98968       7.91412       7.98968
  186       5.91554       5.99078       3.91554       3.99078       7.91554       7.99078
  187       5.91684       5.99223       3.91684       3.99223       7.91684       7.99223
  188       5.91607       5.99059       3.91607       3.99059       7.91607       7.99059
  189       5.91612       5.98931       3.91612       3.98931       7.91612       7.98931
  190       5.91651       5.98935       3.91651       3.98935       7.91651       7.98935
  191       5.91580       5.98875       3.91580       3.98875       7.91580       7.98875
  192       5.91686       5.98802       3.91686       3.98802       7.91686       7.98802
  193       5.91440       5.98563       3.91440       3.98563       7.91440       7.98563
  194       5.91330       5.98560       3.91330       3.98560       7.91330       7.98560
  195       5.91399       5.98594       3.91399       3.98594       7.91399       7.98594
  196       5.91305       5.98507       3.91305       3.98507       7.91305       7.98507
  197       5.91149       5.98266       3.91149       3.98266       7.91149       7.98266
  198       5.91030       5.98108       3.91030       3.98108       7.91030       7.98108
  199       5.90944       5.98028       3.90944       3.98028       7.90944       7.98028
  200       5.90792       5.97790       3.90792       3.97790       7.90792       7.97790
  201       5.90672       5.97447       3.90672       3.97447       7.90672       7.97447
  202       5.90349       5.97264       3.90349       3.97264       7.90349       7.97264
  203       5.90212       5.96998       3.90212       3.96998       7.90212       7.96998
  204       5.90099       5.96800       3.90099       3.96800       7.90099       7.96800
  205       5.89779       5.96526       3.89779       3.96526       7.89779       7.96526
  206       5.89461       5.96211       3.89461       3.96211       7.89461       7.96211
  207       5.89454       5.96077       3.89454       3.96077       7.89454       7.96077
  208       5.88952       5.95660       3.88952       3.95660       7.88952       7.95660
  209       5.88830       5.95454       3.88830       3.95454       7.88830       7.95454
  210       5.88579       5.95073       3.88579       3.95073       7.88579       7.95073
  211       5.88131       5.94666       3.88131       3.94666       7.88131       7.94666
  212       5.87915       5.94407       3.87915       3.94407       7.87915       7.94407
  213       5.87577       5.93899       3.87577       3.93899       7.87577       7.93899
  214       5.87184       5.93544       3.87184       3.93544       7.87184       7.93544
  215       5.86830       5.93104       3.86830       3.93104       7.86830       7.93104
  216       5.86503       5.92734       3.86503       3.92734       7.86503       7.92734
  217       5.86109       5.92293       3.86109       3.92293       7.86109       7.92293
  218       5.85578       5.91797       3.85578       3.91797       7.85578       7.91797
  219       5.85359       5.91574       3.85359       3.91574       7.85359       7.91574
  220       5.84787       5.90914       3.84787       3.90914       7.84787       7.90914
  221       5.84445       5.90566       3.84445       3.90566       7.84445       7.90566
  222       5.83980       5.90131       3.83980       3.90131       7.83980       7.90131
  223       5.83461       5.89446       3.83461       3.89446       7.83461       7.89446
  224       5.83100       5.88959       3.83100       3.88959       7.83100       7.88959
  225       5.82365       5.88288       3.82365       3.88288       7.82365       7.88288
  226       5.82047       5.87810       3.82047       3.87810       7.82047       7.87810
  227       5.81530       5.87128       3.81530       3.87128       7.81530       7.87128
  228       5.80715       5.86451       3.80715       3.86451       7.80715       7.86451
  229       5.80372       5.85988       3.80372       3.85988       7.80372       7.85988
  230       5.79792       5.85358       3.79792       3.85358       7.79792       7.85358
  231       5.79124       5.84712       3.79124       3.84712       7.79124       7.84712
  232       5.78592       5.84131       3.78592       3.84131       7.78592       7.84131
  233       5.78062       5.83585       3.78062       3.83585       7.78062       7.83585
  234       5.77297       5.82732       3.77297       3.82732       7.77297       7.82732
  235       5.76759       5.82148       3.76759       3.82148       7.76759       7.82148
  236       5.76094       5.81479       3.76094       3.81479       7.76094       7.81479
  237       5.75379       5.80668       3.75379       3.80668       7.75379       7.80668
  238       5.74811       5.79990       3.74811       3.79990       7.74811       7.79990
  239       5.73886       5.79147       3.73886       3.79147       7.73886       7.79147
  240       5.73360       5.78638       3.73360       3.78638       7.73360       7.78638
  241       5.72714       5.77936       3.72714       3.77936       7.72714       7.77936
  242       5.71885       5.77295       3.71885       3.77295       7.71885       7.77295
  243       5.71360       5.76750       3.71360       3.76750       7.71360       7.76750
  244       5.70735       5.76139       3.70735       3.76139       7.70735       7.76139
  245       5.70156       5.75611       3.70156       3.75611       7.70156       7.75611
  246       5.69499       5.74931       3.69499       3.74931       7.69499       7.74931
  247       5.69013       5.74391       3.69013       3.74391       7.69013       7.74391
  248       5.68235       5.73698       3.68235       3.73698       7.68235       7.73698
  249       5.67721       5.73128       3.67721       3.73128       7.67721       7.73128
  250       5.67235       5.72623       3.67235       3.72623       7.67235       7.72623
  251       5.66547       5.72058       3.66547       3.72058       7.66547       7.72058
  252       5.66103       5.71558       3.66103       3.71558       7.66103       7.71558
  253       5.65563       5.70998       3.65563       3.70998       7.65563       7.70998
  254       5.64927       5.70524       3.64927       3.70524       7.64927       7.70524
  255       5.64568       5.70147       3.64568       3.70147       7.64568       7.70147
  256       5.64099       5.69623       3.64099       3.69623       7.64099       7.69623
  257       5.63482       5.69096       3.63482       3.69096       7.63482       7.69096
  258       5.63067       5.68700       3.63067       3.68700       7.63067       7.68700
  259       5.62685       5.68376       3.62685       3.68376       7.62685       7.68376
  260       5.62140       5.67811       3.62140       3.67811       7.62140       7.67811
  261       5.61708       5.67322       3.61708       3.67322       7.61708       7.67322
  262       5.61324       5.66959       3.61324       3.66959       7.61324       7.66959
  263       5.60865       5.66556       3.60865       3.66556       7.60865       7.66556
  264       5.60578       5.66178       3.60578       3.66178       7.60578       7.66178
  265       5.60005       5.65660       3.60005       3.65660       7.60005       7.65660
  266       5.59606       5.65394       3.59606       3.65394       7.59606       7.65394
  267       5.59379       5.65189       3.59379       3.65189       7.59379       7.65189
  268       5.59014       5.64885       3.59014       3.64885       7.59014       7.64885
  269       5.58624       5.64477       3.58624       3.64477       7.58624       7.64477
  270       5.58294       5.64168       3.58294       3.64168       7.58294       7.64168
  271       5.58014       5.63949       3.58014       3.63949       7.58014       7.63949
  272       5.57696       5.63616       3.57696       3.63616       7.57696       7.63616
  273       5.57429       5.63255       3.57429       3.63255       7.57429       7.63255
  274       5.57012       5.62976       3.57012       3.62976       7.57012       7.62976
  275       5.56787       5.62734       3.56787       3.62734       7.56787       7.62734
  276       5.56603       5.62535       3.56603       3.62535       7.56603       7.62535
  277       5.56259       5.62254       3.56259       3.62254       7.56259       7.62254
  278       5.55981       5.62039       3.55981       3.62039       7.55981       7.62039
  279       5.55879       5.62003       3.55879       3.62003       7.55879       7.62003
  280       5.55531       5.61637       3.55531       3.61637       7.55531       7.61637
  281       5.55412       5.61544       3.55412       3.61544       7.55412       7.61544
  282       5.55213       5.61411       3.55213       3.61411       7.55213       7.61411
  283       5.54985       5.61167       3.54985       3.61167       7.54985       7.61167
  284       5.54935       5.61063       3.54935       3.61063       7.54935       7.61063
  285       5.54560       5.60710       3.54560       3.60710       7.54560       7.60710
  286       5.54543       5.60720       3.54543       3.60720       7.54543       7.60720
  287       5.54443       5.60565       3.54443       3.60565       7.54443       7.60565
  288       5.54189       5.60501       3.54189       3.60501       7.54189       7.60501
  289       5.54161       5.60376       3.54161       3.60376       7.54161       7.60376
  290       5.53933       5.60298       3.53933       3.60298       7.53933       7.60298
  291       5.53971       5.60408       3.53971       3.60408       7.53971       7.60408
  292       5.53848       5.60268       3.53848       3.60268       7.53848       7.60268
  293       5.53904       5.60270       3.53904       3.60270       7.53904       7.60270
  294       5.53633       5.60151       3.53633       3.60151       7.53633       7.60151
  295       5.53716       5.60164       3.53716       3.60164       7.53716       7.60164
  296       5.53723       5.60093       3.53723       3.60093       7.53723       7.60093
  297       5.53573       5.59714       3.53573       3.59714       7.53573       7.59714
  298       5.53647       5.59444       3.53647       3.59444       7.53647       7.59444
  299       5.53635       5.59050       3.53635       3.59050       7.53635       7.59050
  300       5.53272       5.58656       3.53272       3.58656       7.53272       7.58656
  301       5.52931       5.58192       3.52931       3.58192       7.52931       7.58192
  302       5.52277       5.57661       3.52277       3.57661       7.52277       7.57661
  303       5.51917       5.57391       3.51917       3.57391       7.51917       7.57391
  304       5.51552       5.57045       3.51552       3.57045       7.51552       7.57045
  305       5.51221       5.56771       3.51221       3.56771       7.51221       7.56771
  306       5.50696       5.56228       3.50696       3.56228       7.50696       7.56228
  307       5.50400       5.55952       3.50400       3.55952       7.50400       7.55952
  308       5.50018       5.55627       3.50018       3.55627       7.50018       7.55627
  309       5.49612       5.55167       3.49612       3.55167       7.49612       7.55167
  310       5.49373       5.54840       3.49373       3.54840       7.49373       7.54840
  311       5.48823       5.54381       3.48823       3.54381       7.48823       7.54381
  312       5.48629       5.54209       3.48629       3.54209       7.48629       7.54209
  313       5.48341       5.53868       3.48341       3.53868       7.48341       7.53868
  314       5.47871       5.53605       3.47871       3.53605       7.47871       7.53605
  315       5.47673       5.53391       3.47673       3.53391       7.47673       7.53391
  316       5.47391       5.53131       3.47391       3.53131       7.47391       7.53131
  317       5.47158       5.52959       3.47158       3.52959       7.47158       7.52959
  318       5.46853       5.52638       3.46853       3.52638       7.46853       7.52638
  319       5.46717       5.52451       3.46717       3.52451       7.46717       7.52451
  320       5.46306       5.52138       3.46306       3.52138       7.46306       7.52138
  321       5.46126       5.51942       3.46126       3.51942       7.46126       7.51942
  322       5.45987       5.51790       3.45987       3.51790       7.45987       7.51790
  323       5.45656       5.51558       3.45656       3.51558       7.45656       7.51558
  324       5.45546       5.51434       3.45546       3.51434       7.45546       7.51434
  325       5.45358       5.51232       3.45358       3.51232       7.45358       7.51232
  326       5.45105       5.51081       3.45105       3.51081       7.45105       7.51081
  327       5.45028       5.51030       3.45028       3.51030       7.45028       7.51030
  328       5.44874       5.50942       3.44874       3.50942       7.44874       7.50942
  329       5.44693       5.50746       3.44693       3.50746       7.44693       7.50746
  330       5.44567       5.50645       3.44567       3.50645       7.44567       7.50645
  331       5.44490       5.50636       3.44490       3.50636       7.44490       7.50636
  332       5.44383       5.50514       3.44383       3.50514       7.44383       7.50514
  333       5.44326       5.50323       3.44326       3.50323       7.44326       7.50323
  334       5.44119       5.50304       3.44119       3.50304       7.44119       7.50304
  335       5.44091       5.50220       3.44091       3.50220       7.44091       7.50220
  336       5.44111       5.50228       3.44111       3.50228       7.44111       7.50228
  337       5.43978       5.50205       3.43978       3.50205       7.43978       7.50205
  338       5.43860       5.50153       3.43860       3.50153       7.43860       7.50153
  339       5.44038       5.50279       3.44038       3.50279       7.44038       7.50279
  340       5.43816       5.50208       3.43816       3.50208       7.43816       7.50208
  341       5.43934       5.50314       3.43934       3.50314       7.43934       7.50314
  342       5.43981       5.50307       3.43981       3.50307       7.43981       7.50307
  343       5.43876       5.50313       3.43876       3.50313       7.43876       7.50313
  344       5.43986       5.50454       3.43986       3.50454       7.43986       7.50454
  345       5.44026       5.50395       3.44026       3.50395       7.44026       7.50395
  346       5.44037       5.50521       3.44037       3.50521       7.44037       7.50521
  347       5.44098       5.50568       3.44098       3.50568       7.44098       7.50568
  348       5.44212       5.50714       3.44212       3.50714       7.44212       7.50714
  349       5.44299       5.50831       3.44299       3.50831       7.44299       7.50831
  350       5.44268       5.50916       3.44268       3.50916       7.44268       7.50916
  351       5.44538       5.51264       3.44538       3.51264       7.44538       7.51264
  352       5.44533       5.51243       3.44533       3.51243       7.44533       7.51243
  353       5.44742       5.51486       3.44742       3.51486       7.44742       7.51486
  354       5.44885       5.51705       3.44885       3.51705       7.44885       7.51705
  355       5.44995       5.51780       3.44995       3.51780       7.44995       7.51780
  356       5.45288       5.51958       3.45288       3.51958       7.45288       7.51958
  357       5.45256       5.51863       3.45256       3.51863       7.45256       7.51863
  358       5.45560       5.52066       3.45560       3.52066       7.45560       7.52066
  359       5.45799       5.52077       3.45799       3.52077       7.45799       7.52077
  360       5.45749       5.52138       3.45749       3.52138       7.45749       7.52138
  361       5.45842       5.52101       3.45842       3.52101       7.45842       7.52101


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their
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without Goldman Sachs imposing any limitation of any kind.

      ---------------------------------------------------------------------------------------------
                                          Prepay Penalties
      ---------------------------------------------------------------------------------------------

      -------------------                 --------------------                 --------------------
              CPR                                  CPR                                  CPR
       Month         2/28                  Month          3/27                  Month         Fixed
      -------------------                 --------------------                 --------------------
            1         5.0                        1         5.0                        1         5.0
            2         7.0                        2         7.0                        2         6.3
            3        10.0                        3        10.0                        3         7.5
            4        11.0                        4        11.0                        4         8.8
            5        12.0                        5        12.0                        5        10.0
            6        13.0                        6        13.0                        6        11.3
            7        14.0                        7        14.0                        7        12.5
            8        15.0                        8        15.0                        8        13.8
            9        15.0                        9        15.0                        9        15.0
           10        15.0                       10        15.0                       10        16.3
           11        30.0                       11        30.0                       11        17.5
           12        30.0                       12        30.0                       12        18.8
           13        30.0                       13        30.0                       13        20.0
           14        40.0                       14        30.0                       14        20.0
           15        40.0                       15        30.0                       15        20.0
           16        40.0                       16        30.0                       16        20.0
           17        40.0                       17        30.0                       17        20.0
           18        40.0                       18        30.0                       18        20.0
           19        40.0                       19        30.0                       19        20.0
           20        60.0                       20        30.0                       20        20.0
           21        60.0                       21        30.0                       21        20.0
           22        60.0                       22        30.0                       22        20.0
           23        70.0                       23        30.0                       23        20.0
           24        70.0                       24        30.0                       24        20.0
           25        70.0                       25        30.0                       25        20.0
           26        70.0                       26        30.0                       26        20.0
           27        70.0                       27        30.0                       27        20.0
           28        70.0                       28        30.0                       28        20.0
           29        50.0                       29        40.0                       29        20.0
           30        50.0                       30        40.0                       30        20.0
           31        50.0                       31        40.0                       31        20.0
           32        50.0                       32        40.0                       32        20.0
           33        50.0                       33        40.0                       33        20.0
           34        50.0                       34        40.0                       34        20.0
           35        40.0                       35        40.0                       35        20.0
           36        40.0                       36        40.0                       36        20.0
           37        40.0                       37        60.0                       37        20.0
           38        30.0                       38        60.0                       38        20.0
           39        30.0                       39        60.0                       39        20.0
           40        30.0                       40        60.0                       40        20.0
           41        30.0                       41        60.0                       41        20.0
           42        30.0                       42        60.0                       42        20.0
           43        30.0                       43        60.0                       43        20.0
           44        30.0                       44        70.0                       44        20.0
           45        30.0                       45        70.0                       45        20.0
           46        30.0                       46        70.0                       46        20.0
           47        30.0                       47        70.0                       47        20.0
           48        30.0                       48        70.0                       48        20.0
           49        30.0                       49        70.0                       49        20.0
           50        30.0                       50        50.0                       50        20.0
           51        30.0                       51        50.0                       51        20.0
           52        30.0                       52        50.0                       52        20.0
       53+           30.0                       53        50.0                      53+        20.0
                                                54        50.0
                                                55        50.0
                                                56        40.0
                                                57        40.0
                                                58        40.0
                                                59        30.0
                                                60        30.0
                                                61        30.0
                                                62        30.0
                                             63+          30.0



            1 Please use the following prepay ramps for their matching prepay penalty run non prepay penalites at termsheet pricing speeds
            2 Use deal pricing speeds for non-prepay penalties
            3 LOANS LIQUIDATED 6 MONTHS AFTER DEFAULT (LAG)
            4 DELINQUINCY TRIGGERS ARE HIT
            5 BOND IS NOT CALLED

            6 CDR CURVE AS FOLLOWS

              MONTH       % DEFAULT
               0-6                  0
               6-12                 2
               12-24                3
               24-36                5
               36-48                7
               48-60                5
               60+                  3

            7  SEVERITY             WITH MI      35
                                    NO MI        50


INTEREST RATE SCENARIO

            1  FORWARD LIBOR
            2  forward libor +200 ramped over a 12 month period
            3  FORWARD LIBOR +200

DEFALUT SCENARIOS

            A  100% OF CDR RAMP
            B  125% OF CDR RAMP
            C  75% OF CDR RAMP

PREPAY SCENARIOS
            I  100% PREPAY CURVES
           II  125% OF PREPAY CURVES
          III  75% OF PREPAY CURVES



Please sove for each scenario
Cum collateral loss
Principal loss on the bond
Yield
WAL
DM/ OR SPREAD

GSAMP 05-HE1 B3

Prepay/Loss speeds as indicated
Libor forward curve as indicated
Trigger fail from day 1
50% severity, 6 month recover lag
To Maturity
Collateral losses shown through life of bond
Bond priced at par



Forward Curve


-------------------------------------------------------------------------------------------------------------------
                                           75% Default                100% Default               125% Default
-------------------------------------------------------------------------------------------------------------------
          Yield                                       7.7308                      7.716                     7.6931
 75%      WAL                                          11.58                      11.19                      10.82
Prepay    Mod Durn                                      7.83                       7.66                        7.5
          Principal Window                     Feb16 - Mar17              Sep15 - Oct16              May15 - May16
          Principal Writedown                    0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
          Collateral Loss               31,869,951.30 (3.98%)      41,287,081.39 (5.15%)      50,169,867.38 (6.26%)
-------------------------------------------------------------------------------------------------------------------
          Yield                                       7.5351                     7.5167                     7.4853
 100%     WAL                                           8.39                       8.15                       7.93
Prepay    Mod Durn                                      6.29                       6.16                       6.03
          Principal Window                     Jan13 - Nov13              Oct12 - Aug13              Aug12 - May13
          Principal Writedown                    0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
          Collateral Loss               21,729,594.68 (2.71%)      28,362,553.25 (3.54%)      34,716,905.23 (4.33%)
-------------------------------------------------------------------------------------------------------------------
          Yield                                       7.3262                     7.3045                     7.2978
 125%     WAL                                           6.24                       6.09                          6
Prepay    Mod Durn                                      5.02                       4.93                       4.86
          Principal Window                     Dec10 - Aug11              Oct10 - Jun11              Sep10 - May11
          Principal Writedown                    0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
          Collateral Loss               15,133,347.86 (1.89%)      19,858,105.82 (2.48%)      24,482,267.03 (3.05%)
-------------------------------------------------------------------------------------------------------------------

Forward Curve ramp up 200 bps

--------------------------------------------------------------------------------------------------------------------
                                            75% Default                100% Default               125% Default
--------------------------------------------------------------------------------------------------------------------
           Yield                                       9.5872                     9.5631                     9.5397
  75%      WAL                                          11.62                      11.23                      10.86
Prepay     Mod Durn                                      7.17                       7.04                       6.94
           Principal Window                     Feb16 - Mar17              Oct15 - Oct16              Jun15 - Jun16
           Principal Writedown                    0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
           Collateral Loss               31,916,110.12 (3.98%)      41,342,955.46 (5.16%)      50,278,482.37 (6.27%)
--------------------------------------------------------------------------------------------------------------------
           Yield                                       9.3827                     9.3621                     9.1121
 100%      WAL                                           8.41                       8.17                        8.3
Prepay     Mod Durn                                      5.87                       5.77                       5.88
           Principal Window                     Jan13 - Nov13              Oct12 - Aug13              Dec12 - Oct13
           Principal Writedown                    0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
           Collateral Loss               21,744,508.07 (2.71%)      28,380,884.32 (3.54%)      34,957,970.87 (4.36%)
--------------------------------------------------------------------------------------------------------------------
           Yield                                       9.1501                     8.7216                     8.7726
 125%      WAL                                           6.25                        6.2                       6.65
Prepay     Mod Durn                                      4.77                       4.78                       5.04
           Principal Window                     Dec10 - Sep11              Dec10 - Aug11              Apr11 - Feb12
           Principal Writedown                    0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
           Collateral Loss               15,166,669.37 (1.89%)      19,939,545.64 (2.49%)      24,858,170.55 (3.10%)
--------------------------------------------------------------------------------------------------------------------

Forward Curve + 200 bps

--------------------------------------------------------------------------------------------------------------------
                                            75% Default                100% Default               125% Default
--------------------------------------------------------------------------------------------------------------------
           Yield                                       9.7226                     9.7011                     9.6796
  75%      WAL                                          11.62                      11.23                      10.86
Prepay     Mod Durn                                      7.08                       6.95                       6.85
           Principal Window                     Feb16 - Mar17              Oct15 - Oct16              Jun15 - Jun16
           Principal Writedown                    0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
           Collateral Loss               31,916,110.12 (3.98%)      41,342,955.46 (5.16%)      50,278,482.37 (6.27%)
--------------------------------------------------------------------------------------------------------------------
           Yield                                        9.548                     9.5304                     9.2774
 100%      WAL                                           8.41                       8.17                        8.3
Prepay     Mod Durn                                       5.8                        5.7                       5.81
           Principal Window                     Jan13 - Nov13              Oct12 - Aug13              Dec12 - Oct13
           Principal Writedown                    0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
           Collateral Loss               21,744,508.07 (2.71%)      28,380,884.32 (3.54%)      34,957,970.87 (4.36%)
--------------------------------------------------------------------------------------------------------------------
           Yield                                        9.354                      8.925                     8.9656
 125%      WAL                                           6.25                        6.2                       6.65
Prepay     Mod Durn                                      4.71                       4.73                       4.98
           Principal Window                     Dec10 - Sep11              Dec10 - Aug11              Apr11 - Feb12
           Principal Writedown                    0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)
           Collateral Loss               15,166,669.37 (1.89%)      19,939,545.64 (2.49%)      24,858,170.55 (3.10%)
--------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be
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

GSAMP 05-HE1

                  Forward Curve                            Fwd + Ramp up 200bps                        Forward Curve + 200bps
Month           1mL           6mL                          1mL              6mL                         1mL              6mL
1              2.49081       2.83400                      2.49081         2.83400                      4.49081         4.83400
2              2.63165       2.93940                      2.81347         3.12122                      4.63165         4.93940
3              2.79617       3.02994                      3.15981         3.39358                      4.79617         5.02994
4              2.91991       3.11031                      3.46536         3.65576                      4.91991         5.11031
5              2.98357       3.17237                      3.71084         3.89964                      4.98357         5.17237
6              3.05659       3.23445                      3.96568         4.14354                      5.05659         5.23445
7              3.13005       3.30279                      4.22096         4.39370                      5.13005         5.30279
8              3.18850       3.35474                      4.46123         4.62747                      5.18850         5.35474
9              3.24941       3.40342                      4.70396         4.85797                      5.24941         5.40342
10             3.30549       3.45355                      4.94185         5.08991                      5.30549         5.45355
11             3.35228       3.49779                      5.17046         5.31597                      5.35228         5.49779
12             3.44806       3.54064                      5.44806         5.54064                      5.44806         5.54064
13             3.44227       3.57183                      5.44227         5.57183                      5.44227         5.57183
14             3.48600       3.60811                      5.48600         5.60811                      5.48600         5.60811
15             3.53385       3.64232                      5.53385         5.64232                      5.53385         5.64232
16             3.57422       3.67135                      5.57422         5.67135                      5.57422         5.67135
17             3.60325       3.69978                      5.60325         5.69978                      5.60325         5.69978
18             3.62846       3.72996                      5.62846         5.72996                      5.62846         5.72996
19             3.65538       3.75770                      5.65538         5.75770                      5.65538         5.75770
20             3.68612       3.78838                      5.68612         5.78838                      5.68612         5.78838
21             3.71212       3.81666                      5.71212         5.81666                      5.71212         5.81666
22             3.73989       3.84442                      5.73989         5.84442                      5.73989         5.84442
23             3.77396       3.87196                      5.77396         5.87196                      5.77396         5.87196
24             3.80724       3.90001                      5.80724         5.90001                      5.80724         5.90001
25             3.83597       3.92193                      5.83597         5.92193                      5.83597         5.92193
26             3.85643       3.94566                      5.85643         5.94566                      5.85643         5.94566
27             3.87683       3.97016                      5.87683         5.97016                      5.87683         5.97016
28             3.89959       3.99418                      5.89959         5.99418                      5.89959         5.99418
29             3.92458       4.01990                      5.92458         6.01990                      5.92458         6.01990
30             3.94768       4.04682                      5.94768         6.04682                      5.94768         6.04682
31             3.97229       4.07271                      5.97229         6.07271                      5.97229         6.07271
32             3.99871       4.10176                      5.99871         6.10176                      5.99871         6.10176
33             4.02401       4.12866                      6.02401         6.12866                      6.02401         6.12866
34             4.05059       4.15514                      6.05059         6.15514                      6.05059         6.15514
35             4.07821       4.18287                      6.07821         6.18287                      6.07821         6.18287
36             4.10574       4.21128                      6.10574         6.21128                      6.10574         6.21128
37             4.13512       4.23862                      6.13512         6.23862                      6.13512         6.23862
38             4.16219       4.26920                      6.16219         6.26920                      6.16219         6.26920
39             4.18824       4.29458                      6.18824         6.29458                      6.18824         6.29458
40             4.21481       4.32120                      6.21481         6.32120                      6.21481         6.32120
41             4.24211       4.34925                      6.24211         6.34925                      6.24211         6.34925
42             4.26873       4.37521                      6.26873         6.37521                      6.26873         6.37521
43             4.29774       4.40270                      6.29774         6.40270                      6.29774         6.40270
44             4.32314       4.43131                      6.32314         6.43131                      6.32314         6.43131
45             4.34868       4.45694                      6.34868         6.45694                      6.34868         6.45694
46             4.37579       4.48533                      6.37579         6.48533                      6.37579         6.48533
47             4.40107       4.51565                      6.40107         6.51565                      6.40107         6.51565
48             4.42976       4.54168                      6.42976         6.54168                      6.42976         6.54168
49             4.45928       4.56896                      6.45928         6.56896                      6.45928         6.56896
50             4.48575       4.59684                      6.48575         6.59684                      6.48575         6.59684
51             4.51314       4.62203                      6.51314         6.62203                      6.51314         6.62203
52             4.54165       4.64686                      6.54165         6.64686                      6.54165         6.64686
53             4.56603       4.67175                      6.56603         6.67175                      6.56603         6.67175
54             4.59040       4.69466                      6.59040         6.69466                      6.59040         6.69466
55             4.61560       4.72014                      6.61560         6.72014                      6.61560         6.72014
56             4.63880       4.74353                      6.63880         6.74353                      6.63880         6.74353
57             4.66102       4.76647                      6.66102         6.76647                      6.66102         6.76647
58             4.68311       4.79202                      6.68311         6.79202                      6.68311         6.79202
59             4.70403       4.81796                      6.70403         6.81796                      6.70403         6.81796
60             4.73231       4.84323                      6.73231         6.84323                      6.73231         6.84323
61             4.75916       4.86784                      6.75916         6.86784                      6.75916         6.86784
62             4.78339       4.89134                      6.78339         6.89134                      6.78339         6.89134
63             4.80846       4.91344                      6.80846         6.91344                      6.80846         6.91344
64             4.83242       4.93490                      6.83242         6.93490                      6.83242         6.93490
65             4.85425       4.95301                      6.85425         6.95301                      6.85425         6.95301
66             4.87469       4.97041                      6.87469         6.97041                      6.87469         6.97041
67             4.89441       4.98879                      6.89441         6.98879                      6.89441         6.98879
68             4.91270       5.00612                      6.91270         7.00612                      6.91270         7.00612
69             4.93014       5.02245                      6.93014         7.02245                      6.93014         7.02245
70             4.94428       5.04316                      6.94428         7.04316                      6.94428         7.04316
71             4.95819       5.05989                      6.95819         7.05989                      6.95819         7.05989
72             4.97833       5.07982                      6.97833         7.07982                      6.97833         7.07982
73             4.99884       5.09991                      6.99884         7.09991                      6.99884         7.09991
74             5.01718       5.11723                      7.01718         7.11723                      7.01718         7.11723
75             5.03876       5.13513                      7.03876         7.13513                      7.03876         7.13513
76             5.05462       5.15172                      7.05462         7.15172                      7.05462         7.15172
77             5.07266       5.16743                      7.07266         7.16743                      7.07266         7.16743
78             5.09021       5.18194                      7.09021         7.18194                      7.09021         7.18194
79             5.10492       5.19675                      7.10492         7.19675                      7.10492         7.19675
80             5.12033       5.21216                      7.12033         7.21216                      7.12033         7.21216
81             5.13464       5.22625                      7.13464         7.22625                      7.13464         7.22625
82             5.14750       5.24191                      7.14750         7.24191                      7.14750         7.24191
83             5.15983       5.25740                      7.15983         7.25740                      7.15983         7.25740
84             5.17593       5.27516                      7.17593         7.27516                      7.17593         7.27516
85             5.19304       5.28935                      7.19304         7.28935                      7.19304         7.28935
86             5.20832       5.30489                      7.20832         7.30489                      7.20832         7.30489
87             5.22458       5.32077                      7.22458         7.32077                      7.22458         7.32077
88             5.23944       5.33397                      7.23944         7.33397                      7.23944         7.33397
89             5.25575       5.34801                      7.25575         7.34801                      7.25575         7.34801
90             5.26798       5.36098                      7.26798         7.36098                      7.26798         7.36098
91             5.28230       5.37421                      7.28230         7.37421                      7.28230         7.37421
92             5.29619       5.38898                      7.29619         7.38898                      7.29619         7.38898
93             5.30755       5.40063                      7.30755         7.40063                      7.30755         7.40063
94             5.32013       5.41367                      7.32013         7.41367                      7.32013         7.41367
95             5.33189       5.42719                      7.33189         7.42719                      7.33189         7.42719
96             5.34549       5.44219                      7.34549         7.44219                      7.34549         7.44219
97             5.36198       5.45518                      7.36198         7.45518                      7.36198         7.45518
98             5.37427       5.46834                      7.37427         7.46834                      7.37427         7.46834
99             5.38754       5.48190                      7.38754         7.48190                      7.38754         7.48190
100            5.40079       5.49417                      7.40079         7.49417                      7.40079         7.49417
101            5.41458       5.50751                      7.41458         7.50751                      7.41458         7.50751
102            5.42562       5.51690                      7.42562         7.51690                      7.42562         7.51690
103            5.43797       5.52858                      7.43797         7.52858                      7.43797         7.52858
104            5.44937       5.54039                      7.44937         7.54039                      7.44937         7.54039
105            5.45966       5.54983                      7.45966         7.54983                      7.45966         7.54983
106            5.47140       5.56088                      7.47140         7.56088                      7.47140         7.56088
107            5.47904       5.57143                      7.47904         7.57143                      7.47904         7.57143
108            5.49105       5.58410                      7.49105         7.58410                      7.49105         7.58410
109            5.50357       5.59547                      7.50357         7.59547                      7.50357         7.59547
110            5.51333       5.60839                      7.51333         7.60839                      7.51333         7.60839
111            5.52517       5.61971                      7.52517         7.61971                      7.52517         7.61971
112            5.53647       5.63110                      7.53647         7.63110                      7.53647         7.63110
113            5.54832       5.64366                      7.54832         7.64366                      7.54832         7.64366
114            5.55924       5.65405                      7.55924         7.65405                      7.55924         7.65405
115            5.57217       5.66636                      7.57217         7.66636                      7.57217         7.66636
116            5.58183       5.67843                      7.58183         7.67843                      7.58183         7.67843
117            5.59302       5.68983                      7.59302         7.68983                      7.59302         7.68983
118            5.60513       5.70315                      7.60513         7.70315                      7.60513         7.70315
119            5.61492       5.71732                      7.61492         7.71732                      7.61492         7.71732
120            5.62939       5.72876                      7.62939         7.72876                      7.62939         7.72876
121            5.64375       5.74027                      7.64375         7.74027                      7.64375         7.74027
122            5.65514       5.75198                      7.65514         7.75198                      7.65514         7.75198
123            5.66824       5.76227                      7.66824         7.76227                      7.66824         7.76227
124            5.68084       5.77073                      7.68084         7.77073                      7.68084         7.77073
125            5.68876       5.77808                      7.68876         7.77808                      7.68876         7.77808
126            5.69837       5.78549                      7.69837         7.78549                      7.69837         7.78549
127            5.70760       5.79367                      7.70760         7.79367                      7.70760         7.79367
128            5.71399       5.79895                      7.71399         7.79895                      7.71399         7.79895
129            5.72007       5.80510                      7.72007         7.80510                      7.72007         7.80510
130            5.72571       5.81389                      7.72571         7.81389                      7.72571         7.81389
131            5.72960       5.81975                      7.72960         7.81975                      7.72960         7.81975
132            5.73870       5.82820                      7.73870         7.82820                      7.73870         7.82820
133            5.74566       5.83610                      7.74566         7.83610                      7.74566         7.83610
134            5.75350       5.84316                      7.75350         7.84316                      7.75350         7.84316
135            5.76333       5.85102                      7.76333         7.85102                      7.76333         7.85102
136            5.76849       5.85704                      7.76849         7.85704                      7.76849         7.85704
137            5.77671       5.86389                      7.77671         7.86389                      7.77671         7.86389
138            5.78406       5.86925                      7.78406         7.86925                      7.78406         7.86925
139            5.78894       5.87467                      7.78894         7.87467                      7.78894         7.87467
140            5.79565       5.88126                      7.79565         7.88126                      7.79565         7.88126
141            5.80122       5.88544                      7.80122         7.88544                      7.80122         7.88544
142            5.80583       5.89204                      7.80583         7.89204                      7.80583         7.89204
143            5.81049       5.89746                      7.81049         7.89746                      7.81049         7.89746
144            5.81690       5.90424                      7.81690         7.90424                      7.81690         7.90424
145            5.82344       5.91064                      7.82344         7.91064                      7.82344         7.91064
146            5.82813       5.91632                      7.82813         7.91632                      7.82813         7.91632
147            5.83611       5.92477                      7.83611         7.92477                      7.83611         7.92477
148            5.84078       5.92868                      7.84078         7.92868                      7.84078         7.92868
149            5.84759       5.93593                      7.84759         7.93593                      7.84759         7.93593
150            5.85353       5.94232                      7.85353         7.94232                      7.85353         7.94232
151            5.85878       5.94689                      7.85878         7.94689                      7.85878         7.94689
152            5.86599       5.95430                      7.86599         7.95430                      7.86599         7.95430
153            5.86909       5.95916                      7.86909         7.95916                      7.86909         7.95916
154            5.87628       5.96802                      7.87628         7.96802                      7.87628         7.96802
155            5.88198       5.97481                      7.88198         7.97481                      7.88198         7.97481
156            5.88901       5.98318                      7.88901         7.98318                      7.88901         7.98318
157            5.89980       5.98896                      7.89980         7.98896                      7.89980         7.98896
158            5.90639       5.99393                      7.90639         7.99393                      7.90639         7.99393
159            5.91453       5.99920                      7.91453         7.99920                      7.91453         7.99920
160            5.91958       6.00023                      7.91958         8.00023                      7.91958         8.00023
161            5.92524       6.00126                      7.92524         8.00126                      7.92524         8.00126
162            5.92547       5.99937                      7.92547         7.99937                      7.92547         7.99937
163            5.92812       5.99896                      7.92812         7.99896                      7.92812         7.99896
164            5.92842       5.99847                      7.92842         7.99847                      7.92842         7.99847
165            5.92535       5.99520                      7.92535         7.99520                      7.92535         7.99520
166            5.92334       5.99431                      7.92334         7.99431                      7.92334         7.99431
167            5.91901       5.99341                      7.91901         7.99341                      7.91901         7.99341
168            5.91798       5.99420                      7.91798         7.99420                      7.91798         7.99420
169            5.92067       5.99397                      7.92067         7.99397                      7.92067         7.99397
170            5.91906       5.99286                      7.91906         7.99286                      7.91906         7.99286
171            5.91996       5.99381                      7.91996         7.99381                      7.91996         7.99381
172            5.92052       5.99343                      7.92052         7.99343                      7.92052         7.99343
173            5.92118       5.99356                      7.92118         7.99356                      7.92118         7.99356
174            5.91904       5.98997                      7.91904         7.98997                      7.91904         7.98997
175            5.91896       5.98946                      7.91896         7.98946                      7.91896         7.98946
176            5.91749       5.98879                      7.91749         7.98879                      7.91749         7.98879
177            5.91518       5.98658                      7.91518         7.98658                      7.91518         7.98658
178            5.91434       5.98683                      7.91434         7.98683                      7.91434         7.98683
179            5.90944       5.98713                      7.90944         7.98713                      7.90944         7.98713
180            5.91108       5.98786                      7.91108         7.98786                      7.91108         7.98786
181            5.91278       5.98822                      7.91278         7.98822                      7.91278         7.98822
182            5.91186       5.98895                      7.91186         7.98895                      7.91186         7.98895
183            5.91417       5.99046                      7.91417         7.99046                      7.91417         7.99046
184            5.91593       5.99038                      7.91593         7.99038                      7.91593         7.99038
185            5.91412       5.98968                      7.91412         7.98968                      7.91412         7.98968
186            5.91554       5.99078                      7.91554         7.99078                      7.91554         7.99078
187            5.91684       5.99223                      7.91684         7.99223                      7.91684         7.99223
188            5.91607       5.99059                      7.91607         7.99059                      7.91607         7.99059
189            5.91612       5.98931                      7.91612         7.98931                      7.91612         7.98931
190            5.91651       5.98935                      7.91651         7.98935                      7.91651         7.98935
191            5.91580       5.98875                      7.91580         7.98875                      7.91580         7.98875
192            5.91686       5.98802                      7.91686         7.98802                      7.91686         7.98802
193            5.91440       5.98563                      7.91440         7.98563                      7.91440         7.98563
194            5.91330       5.98560                      7.91330         7.98560                      7.91330         7.98560
195            5.91399       5.98594                      7.91399         7.98594                      7.91399         7.98594
196            5.91305       5.98507                      7.91305         7.98507                      7.91305         7.98507
197            5.91149       5.98266                      7.91149         7.98266                      7.91149         7.98266
198            5.91030       5.98108                      7.91030         7.98108                      7.91030         7.98108
199            5.90944       5.98028                      7.90944         7.98028                      7.90944         7.98028
200            5.90792       5.97790                      7.90792         7.97790                      7.90792         7.97790
201            5.90672       5.97447                      7.90672         7.97447                      7.90672         7.97447
202            5.90349       5.97264                      7.90349         7.97264                      7.90349         7.97264
203            5.90212       5.96998                      7.90212         7.96998                      7.90212         7.96998
204            5.90099       5.96800                      7.90099         7.96800                      7.90099         7.96800
205            5.89779       5.96526                      7.89779         7.96526                      7.89779         7.96526
206            5.89461       5.96211                      7.89461         7.96211                      7.89461         7.96211
207            5.89454       5.96077                      7.89454         7.96077                      7.89454         7.96077
208            5.88952       5.95660                      7.88952         7.95660                      7.88952         7.95660
209            5.88830       5.95454                      7.88830         7.95454                      7.88830         7.95454
210            5.88579       5.95073                      7.88579         7.95073                      7.88579         7.95073
211            5.88131       5.94666                      7.88131         7.94666                      7.88131         7.94666
212            5.87915       5.94407                      7.87915         7.94407                      7.87915         7.94407
213            5.87577       5.93899                      7.87577         7.93899                      7.87577         7.93899
214            5.87184       5.93544                      7.87184         7.93544                      7.87184         7.93544
215            5.86830       5.93104                      7.86830         7.93104                      7.86830         7.93104
216            5.86503       5.92734                      7.86503         7.92734                      7.86503         7.92734
217            5.86109       5.92293                      7.86109         7.92293                      7.86109         7.92293
218            5.85578       5.91797                      7.85578         7.91797                      7.85578         7.91797
219            5.85359       5.91574                      7.85359         7.91574                      7.85359         7.91574
220            5.84787       5.90914                      7.84787         7.90914                      7.84787         7.90914
221            5.84445       5.90566                      7.84445         7.90566                      7.84445         7.90566
222            5.83980       5.90131                      7.83980         7.90131                      7.83980         7.90131
223            5.83461       5.89446                      7.83461         7.89446                      7.83461         7.89446
224            5.83100       5.88959                      7.83100         7.88959                      7.83100         7.88959
225            5.82365       5.88288                      7.82365         7.88288                      7.82365         7.88288
226            5.82047       5.87810                      7.82047         7.87810                      7.82047         7.87810
227            5.81530       5.87128                      7.81530         7.87128                      7.81530         7.87128
228            5.80715       5.86451                      7.80715         7.86451                      7.80715         7.86451
229            5.80372       5.85988                      7.80372         7.85988                      7.80372         7.85988
230            5.79792       5.85358                      7.79792         7.85358                      7.79792         7.85358
231            5.79124       5.84712                      7.79124         7.84712                      7.79124         7.84712
232            5.78592       5.84131                      7.78592         7.84131                      7.78592         7.84131
233            5.78062       5.83585                      7.78062         7.83585                      7.78062         7.83585
234            5.77297       5.82732                      7.77297         7.82732                      7.77297         7.82732
235            5.76759       5.82148                      7.76759         7.82148                      7.76759         7.82148
236            5.76094       5.81479                      7.76094         7.81479                      7.76094         7.81479
237            5.75379       5.80668                      7.75379         7.80668                      7.75379         7.80668
238            5.74811       5.79990                      7.74811         7.79990                      7.74811         7.79990
239            5.73886       5.79147                      7.73886         7.79147                      7.73886         7.79147
240            5.73360       5.78638                      7.73360         7.78638                      7.73360         7.78638
241            5.72714       5.77936                      7.72714         7.77936                      7.72714         7.77936
242            5.71885       5.77295                      7.71885         7.77295                      7.71885         7.77295
243            5.71360       5.76750                      7.71360         7.76750                      7.71360         7.76750
244            5.70735       5.76139                      7.70735         7.76139                      7.70735         7.76139
245            5.70156       5.75611                      7.70156         7.75611                      7.70156         7.75611
246            5.69499       5.74931                      7.69499         7.74931                      7.69499         7.74931
247            5.69013       5.74391                      7.69013         7.74391                      7.69013         7.74391
248            5.68235       5.73698                      7.68235         7.73698                      7.68235         7.73698
249            5.67721       5.73128                      7.67721         7.73128                      7.67721         7.73128
250            5.67235       5.72623                      7.67235         7.72623                      7.67235         7.72623
251            5.66547       5.72058                      7.66547         7.72058                      7.66547         7.72058
252            5.66103       5.71558                      7.66103         7.71558                      7.66103         7.71558
253            5.65563       5.70998                      7.65563         7.70998                      7.65563         7.70998
254            5.64927       5.70524                      7.64927         7.70524                      7.64927         7.70524
255            5.64568       5.70147                      7.64568         7.70147                      7.64568         7.70147
256            5.64099       5.69623                      7.64099         7.69623                      7.64099         7.69623
257            5.63482       5.69096                      7.63482         7.69096                      7.63482         7.69096
258            5.63067       5.68700                      7.63067         7.68700                      7.63067         7.68700
259            5.62685       5.68376                      7.62685         7.68376                      7.62685         7.68376
260            5.62140       5.67811                      7.62140         7.67811                      7.62140         7.67811
261            5.61708       5.67322                      7.61708         7.67322                      7.61708         7.67322
262            5.61324       5.66959                      7.61324         7.66959                      7.61324         7.66959
263            5.60865       5.66556                      7.60865         7.66556                      7.60865         7.66556
264            5.60578       5.66178                      7.60578         7.66178                      7.60578         7.66178
265            5.60005       5.65660                      7.60005         7.65660                      7.60005         7.65660
266            5.59606       5.65394                      7.59606         7.65394                      7.59606         7.65394
267            5.59379       5.65189                      7.59379         7.65189                      7.59379         7.65189
268            5.59014       5.64885                      7.59014         7.64885                      7.59014         7.64885
269            5.58624       5.64477                      7.58624         7.64477                      7.58624         7.64477
270            5.58294       5.64168                      7.58294         7.64168                      7.58294         7.64168
271            5.58014       5.63949                      7.58014         7.63949                      7.58014         7.63949
272            5.57696       5.63616                      7.57696         7.63616                      7.57696         7.63616
273            5.57429       5.63255                      7.57429         7.63255                      7.57429         7.63255
274            5.57012       5.62976                      7.57012         7.62976                      7.57012         7.62976
275            5.56787       5.62734                      7.56787         7.62734                      7.56787         7.62734
276            5.56603       5.62535                      7.56603         7.62535                      7.56603         7.62535
277            5.56259       5.62254                      7.56259         7.62254                      7.56259         7.62254
278            5.55981       5.62039                      7.55981         7.62039                      7.55981         7.62039
279            5.55879       5.62003                      7.55879         7.62003                      7.55879         7.62003
280            5.55531       5.61637                      7.55531         7.61637                      7.55531         7.61637
281            5.55412       5.61544                      7.55412         7.61544                      7.55412         7.61544
282            5.55213       5.61411                      7.55213         7.61411                      7.55213         7.61411
283            5.54985       5.61167                      7.54985         7.61167                      7.54985         7.61167
284            5.54935       5.61063                      7.54935         7.61063                      7.54935         7.61063
285            5.54560       5.60710                      7.54560         7.60710                      7.54560         7.60710
286            5.54543       5.60720                      7.54543         7.60720                      7.54543         7.60720
287            5.54443       5.60565                      7.54443         7.60565                      7.54443         7.60565
288            5.54189       5.60501                      7.54189         7.60501                      7.54189         7.60501
289            5.54161       5.60376                      7.54161         7.60376                      7.54161         7.60376
290            5.53933       5.60298                      7.53933         7.60298                      7.53933         7.60298
291            5.53971       5.60408                      7.53971         7.60408                      7.53971         7.60408
292            5.53848       5.60268                      7.53848         7.60268                      7.53848         7.60268
293            5.53904       5.60270                      7.53904         7.60270                      7.53904         7.60270
294            5.53633       5.60151                      7.53633         7.60151                      7.53633         7.60151
295            5.53716       5.60164                      7.53716         7.60164                      7.53716         7.60164
296            5.53723       5.60093                      7.53723         7.60093                      7.53723         7.60093
297            5.53573       5.59714                      7.53573         7.59714                      7.53573         7.59714
298            5.53647       5.59444                      7.53647         7.59444                      7.53647         7.59444
299            5.53635       5.59050                      7.53635         7.59050                      7.53635         7.59050
300            5.53272       5.58656                      7.53272         7.58656                      7.53272         7.58656
301            5.52931       5.58192                      7.52931         7.58192                      7.52931         7.58192
302            5.52277       5.57661                      7.52277         7.57661                      7.52277         7.57661
303            5.51917       5.57391                      7.51917         7.57391                      7.51917         7.57391
304            5.51552       5.57045                      7.51552         7.57045                      7.51552         7.57045
305            5.51221       5.56771                      7.51221         7.56771                      7.51221         7.56771
306            5.50696       5.56228                      7.50696         7.56228                      7.50696         7.56228
307            5.50400       5.55952                      7.50400         7.55952                      7.50400         7.55952
308            5.50018       5.55627                      7.50018         7.55627                      7.50018         7.55627
309            5.49612       5.55167                      7.49612         7.55167                      7.49612         7.55167
310            5.49373       5.54840                      7.49373         7.54840                      7.49373         7.54840
311            5.48823       5.54381                      7.48823         7.54381                      7.48823         7.54381
312            5.48629       5.54209                      7.48629         7.54209                      7.48629         7.54209
313            5.48341       5.53868                      7.48341         7.53868                      7.48341         7.53868
314            5.47871       5.53605                      7.47871         7.53605                      7.47871         7.53605
315            5.47673       5.53391                      7.47673         7.53391                      7.47673         7.53391
316            5.47391       5.53131                      7.47391         7.53131                      7.47391         7.53131
317            5.47158       5.52959                      7.47158         7.52959                      7.47158         7.52959
318            5.46853       5.52638                      7.46853         7.52638                      7.46853         7.52638
319            5.46717       5.52451                      7.46717         7.52451                      7.46717         7.52451
320            5.46306       5.52138                      7.46306         7.52138                      7.46306         7.52138
321            5.46126       5.51942                      7.46126         7.51942                      7.46126         7.51942
322            5.45987       5.51790                      7.45987         7.51790                      7.45987         7.51790
323            5.45656       5.51558                      7.45656         7.51558                      7.45656         7.51558
324            5.45546       5.51434                      7.45546         7.51434                      7.45546         7.51434
325            5.45358       5.51232                      7.45358         7.51232                      7.45358         7.51232
326            5.45105       5.51081                      7.45105         7.51081                      7.45105         7.51081
327            5.45028       5.51030                      7.45028         7.51030                      7.45028         7.51030
328            5.44874       5.50942                      7.44874         7.50942                      7.44874         7.50942
329            5.44693       5.50746                      7.44693         7.50746                      7.44693         7.50746
330            5.44567       5.50645                      7.44567         7.50645                      7.44567         7.50645
331            5.44490       5.50636                      7.44490         7.50636                      7.44490         7.50636
332            5.44383       5.50514                      7.44383         7.50514                      7.44383         7.50514
333            5.44326       5.50323                      7.44326         7.50323                      7.44326         7.50323
334            5.44119       5.50304                      7.44119         7.50304                      7.44119         7.50304
335            5.44091       5.50220                      7.44091         7.50220                      7.44091         7.50220
336            5.44111       5.50228                      7.44111         7.50228                      7.44111         7.50228
337            5.43978       5.50205                      7.43978         7.50205                      7.43978         7.50205
338            5.43860       5.50153                      7.43860         7.50153                      7.43860         7.50153
339            5.44038       5.50279                      7.44038         7.50279                      7.44038         7.50279
340            5.43816       5.50208                      7.43816         7.50208                      7.43816         7.50208
341            5.43934       5.50314                      7.43934         7.50314                      7.43934         7.50314
342            5.43981       5.50307                      7.43981         7.50307                      7.43981         7.50307
343            5.43876       5.50313                      7.43876         7.50313                      7.43876         7.50313
344            5.43986       5.50454                      7.43986         7.50454                      7.43986         7.50454
345            5.44026       5.50395                      7.44026         7.50395                      7.44026         7.50395
346            5.44037       5.50521                      7.44037         7.50521                      7.44037         7.50521
347            5.44098       5.50568                      7.44098         7.50568                      7.44098         7.50568
348            5.44212       5.50714                      7.44212         7.50714                      7.44212         7.50714
349            5.44299       5.50831                      7.44299         7.50831                      7.44299         7.50831
350            5.44268       5.50916                      7.44268         7.50916                      7.44268         7.50916
351            5.44538       5.51264                      7.44538         7.51264                      7.44538         7.51264
352            5.44533       5.51243                      7.44533         7.51243                      7.44533         7.51243
353            5.44742       5.51486                      7.44742         7.51486                      7.44742         7.51486
354            5.44885       5.51705                      7.44885         7.51705                      7.44885         7.51705
355            5.44995       5.51780                      7.44995         7.51780                      7.44995         7.51780
356            5.45288       5.51958                      7.45288         7.51958                      7.45288         7.51958
357            5.45256       5.51863                      7.45256         7.51863                      7.45256         7.51863
358            5.45560       5.52066                      7.45560         7.52066                      7.45560         7.52066
359            5.45799       5.52077                      7.45799         7.52077                      7.45799         7.52077
360            5.45749       5.52138                      7.45749         7.52138                      7.45749         7.52138
361            5.45842       5.52101                      7.45842         7.52101                      7.45842         7.52101


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Collateral Analysis                Total Balance    $807,616,900.89

                                      Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low      FICO High   LTV     Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
--------     ----------   ---     ---------------   ---------------     ----     ----    ----       ---       ---     ------
    500             524   > 65%       $173,016.30              4.69%      8.32      0   511.963    42.386    77.233   87.927
    525             549   > 65%        175,798.91              6.03%      8.28      0   536.176    42.747    78.398   89.281
    550             574   > 65%        176,026.84              7.13%      7.85      0   561.252    42.064    81.448    85.25
    575             599   > 70%        181,348.47              9.84%      7.52      0    586.69    41.762    84.127   87.523
    600             624   > 70%        188,824.84             13.89%       7.2      0   613.041    41.049    83.262   86.058
    625             649   > 70%        206,172.41             17.21%      7.08      0   636.332    41.897    83.286   83.201
    650             674   > 80%        201,939.51              3.75%      7.37      0   662.481    41.507    91.688   80.898
    675             699   > 80%        202,812.07              2.46%      7.17      0       686    41.391    91.667   71.228
    700             724   > 80%        203,835.76              1.74%      7.32      0    711.31    41.357    91.766   61.689
    725             749   > 85%        246,777.97              0.49%      7.07      0   737.071    39.212    92.975   82.728
    750             774   > 85%        179,275.11              0.33%      7.77      0   761.718    44.356    95.925   43.482
    775             799   > 85%        177,915.94              0.15%      7.96      0   786.338    44.064    95.684   33.724
    800 max               > 85%



FICO Low      % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only    % CA     % NY     % FL        Balance
--------      -----   -----------   ----------   ---------   ------------   ----------   ------    -----   ------    --------------
    500           0        99.048       75.522       0.711         20.706        1.095   26.591    7.231   12.167    $37,890,569.43
    525       1.998        96.935       69.619       0.748         25.995        1.848   24.101    6.193   11.782     48,696,298.14
    550       1.656        98.559       72.878       0.104         24.516        1.574   23.638    8.412    11.29     57,560,775.38
    575       1.146        96.602        77.65           0          21.35       12.992   22.338      3.7   16.622     79,430,630.20
    600       1.529        95.261       69.857       0.528         28.441       24.572    32.33    7.153   14.716    112,161,955.57
    625         1.3        95.005       49.873       0.222         48.254       29.342   41.011    6.282    8.768    138,960,203.40
    650           0        87.207       67.827           0         32.173       16.544   19.174     6.91   10.881     30,290,925.96
    675       2.761        90.274        61.51       0.367         38.123        14.36   24.643   13.785    7.567     19,875,582.84
    700           0        78.319       70.942           0         29.058        1.957   18.482   16.344     11.7     14,064,667.17
    725           0         75.06       69.214           0         30.786       17.437   14.024   30.823    7.328      3,948,447.50
    750       7.303        92.488       53.052           0         46.948            0    5.962   17.704   23.828      2,689,126.68
    775           0           100       37.504           0         62.496            0   16.026        0   19.806      1,245,411.61
    800 max


                                       Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
LTV Low        LTV High    DTI     Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
-------       ----------   ---     ---------------   ---------------     ----     ----    ----       ---       ---     -----
    60%              64%   > 50%       $198,947.62              0.32%       7.1      0   612.949    53.034    62.337    76.24
    65%              69%   > 50%        200,759.29              0.55%      7.48      0   557.554    52.413    66.237   80.571
    70%              74%   > 50%        213,088.37              0.71%      7.53      0    577.81    52.684    71.159   80.712
    75%              79%   > 50%        205,025.45              0.99%      7.69      0   577.726    53.065    76.232   85.556
    80%              84%   > 50%        225,387.97              3.24%      7.26      0    606.47    53.189    80.238   84.417
    85%              89%   > 50%        196,655.77              0.58%      7.37      0   606.242     52.48    85.173   82.766
    90%              94%   > 50%        180,076.32              1.14%      7.34      0    625.14    52.471    90.056   75.317
    95%              99%   > 50%        239,709.03              0.18%      7.68      0   641.915    52.309        95   78.599
   100% max                > 50%        189,910.98              0.14%      7.63      0   712.845    51.953       100   47.527



LTV Low       % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only    % CA     % NY     % FL        Balance
-------       -----   -----------   ----------   ---------   ------------   ----------   ------   ------   ------     -------------
    60%           0           100       75.117           0          9.648            0   34.526    7.404   18.513     $2,586,319.07
    65%           0           100       70.686           0         29.314        9.054   49.598        0    9.897      4,416,704.44
    70%           0        93.422       69.953           0         23.972            0   29.923    9.375    3.764      5,753,385.89
    75%           0        97.039       62.341           0         37.659       12.427   38.578    6.784   13.566      7,995,992.59
    80%           0        93.993       61.765           0         36.556       17.549   48.615   11.166    5.246     26,145,003.92
    85%           0           100       97.624       2.376              0            0       35    4.043    6.532      4,719,738.54
    90%       1.261        82.079       92.609           0          7.391       10.844   31.118    8.704    9.416      9,183,892.35
    95%           0           100        67.72           0          32.28       21.401   40.851        0    28.17      1,438,254.17
   100% max       0           100       62.873           0         37.127            0        0        0   15.345      1,139,465.86


                                       Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
DTI Low        DTI High    FICO    Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
--------      ----------   ----    ---------------   ---------------     ----     ----    ----       ---       ---     -----
    20%              24%   < 525       $136,186.41              0.20%       8.2      0   514.637    22.572    75.602   81.611
    25%              29%   < 550        141,846.68              0.74%      8.55      0   520.596    27.124    74.888   93.219
    30%              34%   < 575        152,256.81              1.96%      8.05      0   545.084    32.385    77.697   85.707
    35%              39%   < 600        154,508.78              4.06%      7.95      0   558.724    37.224    77.134   85.456
    40%              44%   < 625        159,868.69             11.72%      7.81      0   578.579    42.111     77.17   89.499
    45%              49%   < 650        159,285.10             18.80%      7.75      0   593.333    47.042    77.238   85.273
    50%              54%   < 675        162,285.63             10.07%      7.56      0   595.091      51.2    76.701   83.016
    55% max                < 700        201,049.91              2.59%      7.61      0   601.176    55.825    74.521   72.821



DTI Low       % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only    % CA     % NY     % FL        Balance
--------      -----   -----------   ----------   ---------   ------------   ----------   ------   ------   ------    --------------
    20%           0           100       75.799           0         12.597            0        0   30.122   14.822     $1,634,236.90
    25%           0           100       67.611           0         24.087        0.671   10.426   16.706    14.28      5,957,560.45
    30%       0.863        97.542       71.396           0         25.055        0.252   24.529    4.327   10.567     15,834,708.69
    35%       1.954        97.806       72.837           0          26.02        6.806   28.172    2.083    18.93     32,755,861.56
    40%       1.776        96.691       64.025           0         34.425       15.168   28.108     6.64   11.816     94,642,262.63
    45%       1.393          96.4       68.933       0.527         29.454       10.385   28.699    7.287   13.164    151,798,697.17
    50%       0.286        95.217       76.104       0.424         21.826        5.818    27.13    7.798    10.66     81,305,100.08
    55% max   0.554        97.919       56.807           0         42.214       28.791   54.235    4.652    8.613     20,909,190.41


LIMITED AND STATED DOC

                                      Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low      FICO High           Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
--------      ---------           ---------------   ---------------     ----     ----    ----       ---       ---     -----
    500             524               $223,388.67              1.24%      9.03      0   512.151    42.131    71.983   84.416
    525             549               $189,167.60              1.97%      8.33      0   537.058    42.097    71.531   80.845
    550             574               $193,650.33              2.28%      7.99      0     562.1     40.72    72.885   82.246
    575             599               $190,075.21              2.64%      7.65      0   585.292    42.161    76.099   82.431
    600             624               $185,137.60              4.45%      7.78      0   614.389    42.148    76.558   86.143
    625             649               $172,352.27              9.48%      7.72      0   636.976    42.499    75.297   82.602
    650             674               $169,598.54              5.69%      7.74      0   661.164    42.249    77.515   76.986
    675             699               $174,092.13              4.68%      7.42      0   686.358    41.945    78.431   79.653
    700             724               $183,896.74              2.80%      7.59      0    712.34    42.408    77.337   61.895
    725             749               $184,600.10              1.23%      7.55      0   737.136    40.921    75.885   81.415
    750             774               $206,852.07              0.59%      7.35      0   762.622    43.251    79.022   71.979
    775             799               $246,152.74              0.24%      7.81      0   782.667    44.045    83.661   64.929
    800 max                            $74,149.77              0.01%      10.5      0       801    44.726     19.99      100



FICO Low      % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only    % CA     % NY     % FL        Balance
--------      -----   -----------   ----------   ---------   ------------   ----------     ----     ----     ----    --------------
    500           0        95.775            0       2.679         97.321            0    45.59   15.269    6.473    $10,052,490.28
    525       3.837        92.286            0       2.292         97.708        3.207   29.914   14.117   14.734    $15,890,077.99
    550           0        97.769            0       0.325         99.675        3.484   26.846   12.167   12.629    $18,396,781.63
    575       1.884        94.973            0           0            100        1.176    25.36    8.859   17.225    $21,288,423.17
    600       0.748        97.016            0       1.649         98.351         31.4    49.09    6.828    9.023    $35,916,693.80
    625       1.266        98.152            0       0.403         99.597       32.054   52.998     4.98    4.572    $76,524,406.31
    650           0        97.687            0           0            100       32.926   42.298     8.13    6.554    $45,961,204.40
    675       1.542        98.659            0       0.859         99.141       41.087   54.127    5.779    6.627    $37,777,992.31
    700        0.73        97.699            0           0            100       33.633   55.749    7.553    6.981    $22,619,298.57
    725           0        97.518            0           0            100        36.53   63.672    15.79    4.415     $9,968,405.58
    750           0        89.517            0           0            100        36.74   43.598   17.239    6.947     $4,757,597.62
    775       5.681           100            0           0            100       46.678   37.557        0    3.449     $1,969,221.88
    800 max       0           100            0           0            100            0        0        0        0        $74,149.77


IO LOANS


                                      Wtd Avg         Percent of       Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low      FICO High           Current Balance   Current Balance     GWAC     % MI    FICO       DTI       LTV     % SFD
--------     ----------           ---------------   ---------------     ----     ----    ----       ---       ---     -----
    500             524               $138,275.24              0.05%      8.91      0   518.537    40.793    82.753      100
    525             549               $189,921.88              0.12%      7.57      0   538.368    43.514    80.706   72.199
    550             574               $181,256.98              0.11%      8.84      0   559.744    44.005    90.731      100
    575             599               $222,138.85              1.35%      6.99      0   587.651    41.377    83.074     83.1
    600             624               $255,858.91              3.64%      6.95      0   613.465    38.531     80.79   88.815
    625             649               $257,183.69              5.22%      6.89      0   636.904    41.679    81.076   87.403
    650             674               $251,090.93              4.04%       6.6      0     660.2    40.702    80.617   80.422
    675             699               $266,061.22              2.73%      6.66      0   686.438     41.74    80.906   80.658
    700             724               $280,758.09              1.46%      6.67      0   712.208    40.072    79.404   75.107
    725             749               $271,216.64              0.64%      6.66      0   736.891    38.664    81.305   88.527
    750             774               $256,407.64              0.38%      6.26      0   762.081    44.205    76.317   84.562
    775             799               $354,733.40              0.18%      6.62      0   778.782    40.145        80      100
    800 max                           $132,000.00              0.02%      6.25      0       810    49.834        80        0



FICO Low      % PUD   % Owner Occ   % Full Doc   % Ltd Doc   % Stated Doc   % Int Only    % CA     % NY     % FL         Balance
--------      -----   -----------   ----------   ---------   ------------   ----------    ----     ----     ----     --------------
    500           0           100          100           0              0          100   59.551        0        0       $414,825.72
    525           0        95.792       46.331           0         53.669          100   69.923        0        0       $949,609.41
    550           0           100       29.281           0         70.719          100   76.425        0        0       $906,284.91
    575        2.88        96.935         97.7           0            2.3          100   41.428    3.018    8.374    $10,884,803.70
    600       1.926        99.209       61.671        0.48         37.849          100   68.117    2.255    7.113    $29,423,774.13
    625       0.484        99.778       40.517           0         58.155          100   72.414    1.788     4.17    $42,178,125.75
    650        1.01        99.816       53.639           0         46.361          100   71.055        0    1.491    $32,641,820.60
    675       1.235        96.756       29.711           0         70.289          100   81.474        0    2.201    $22,083,081.08
    700           0           100       35.485           0         64.515          100   83.522        0    6.458    $11,791,839.88
    725           0           100       29.335           0         70.665          100   82.568        0        0     $5,153,116.24
    750           0           100       43.191           0         56.809          100   91.277        0    8.723     $3,076,891.68
    775           0           100       35.219           0         64.781          100   47.078        0        0     $1,418,933.60
    800 max       0           100          100           0              0          100        0        0        0       $132,000.00

GSAMP 05-HE1


Prepay speeds as indicated
Libor forward curve as indicated
50% severity, 6 month recover lag
To Maturity
Collateral losses shown through life of bond
Bond priced at par



Forward Curve

                                            -----------------------------------------------------------------------------------
                                                                            First Dollar Losses
                                            -----------------------------------------------------------------------------------
                                                  50% Prepay                    100% Prepay                   150% Prepay
--------------------------------------------------------------------------------------------------------------------------------
             CDR                                             12.09                         13.42                         15.16
             Yield                                          5.7782                         5.402                        5.0872
             WAL                                             13.43                          8.33                          5.71
     M2      Mod Durn                                         9.49                          6.73                          4.95
             Principal Window                        Feb15 - Nov34                 Apr11 - Nov34                 Apr09 - Sep34
             Principal Writedown                  28,552.81 (0.06%)             69,323.97 (0.15%)             60,997.94 (0.14%)
             Collateral Loss                186,458,769.08 (23.26%)       130,570,937.76 (16.29%)       104,872,321.17 (13.08%)
             CDR                                              9.02                          8.71                          8.67
             Yield                                          8.1886                        8.0504                        7.7989
             WAL                                             20.91                         13.41                          9.18
     B3      Mod Durn                                        10.53                          8.39                          6.59
             Principal Window                        Oct22 - Nov34                 Feb16 - Nov34                 Aug12 - Oct34
             Principal Writedown                  62,310.95 (0.78%)            101,026.59 (1.26%)             83,238.36 (1.04%)
             Collateral Loss                155,353,301.79 (19.38%)        93,298,513.85 (11.64%)         65,026,436.41 (8.11%)
--------------------------------------------------------------------------------------------------------------------------------

                                            -------------------------
                                                First Dollar Losses
                                            -------------------------
                                                     35 CPR
---------------------------------------------------------------------
             CDR                                             15.04
             Yield                                          5.1919
             WAL                                              6.42
     M2      Mod Durn                                         5.46
             Principal Window                        Oct09 - Oct34
             Principal Writedown                  30,193.99 (0.07%)
             Collateral Loss                109,562,202.71 (13.67%)
             CDR                                              8.84
             Yield                                          7.9406
             WAL                                             10.48
     B3      Mod Durn                                         7.21
             Principal Window                        Aug13 - Nov34
             Principal Writedown                  47,205.98 (0.59%)
             Collateral Loss                  70,708,225.39 (8.82%)
---------------------------------------------------------------------



Forward Curve + 200bps

                                            -----------------------------------------------------------------------------------
                                                                            First Dollar Losses
                                            -----------------------------------------------------------------------------------
                                                  50% Prepay                    100% Prepay                   150% Prepay
--------------------------------------------------------------------------------------------------------------------------------
             CDR                                              9.84                         10.85                         12.49
             Yield                                          7.8066                        7.4608                        7.1463
             WAL                                             14.72                           8.9                          5.99
     M2      Mod Durn                                         8.84                          6.47                          4.81
             Principal Window                        Mar16 - Nov34                 Sep11 - Nov34                 Jul09 - Oct34
             Principal Writedown                  60,176.22 (0.13%)             48,918.66 (0.11%)             58,626.29 (0.13%)
             Collateral Loss                164,849,658.02 (20.57%)       111,230,649.11 (13.88%)        89,276,774.61 (11.14%)
             CDR                                              6.63                          6.49                          6.41
             Yield                                          9.8381                        9.8753                        9.0664
             WAL                                             16.43                         14.23                          6.85
     B3      Mod Durn                                         8.52                          7.86                          4.88
             Principal Window                        Oct20 - Jun22                 Oct16 - Nov34                 Feb09 - Nov34
             Principal Writedown                  48,225.37 (0.60%)             80,291.54 (1.00%)             95,814.92 (1.20%)
             Collateral Loss                123,928,713.59 (15.46%)         73,083,592.37 (9.12%)         49,556,125.03 (6.18%)
--------------------------------------------------------------------------------------------------------------------------------

                                            -------------------------
                                                First Dollar Losses
                                            -------------------------
                                                     35 CPR
---------------------------------------------------------------------
             CDR                                             12.44
             Yield                                          7.2535
             WAL                                              6.78
     M2      Mod Durn                                          5.3
             Principal Window                        Feb10 - Oct34
             Principal Writedown                  32,586.26 (0.07%)
             Collateral Loss                 94,190,145.78 (11.75%)
             CDR                                              6.72
             Yield                                          9.1784
             WAL                                              8.04
     B3      Mod Durn                                         5.42
             Principal Window                        Jul09 - Nov34
             Principal Writedown                 176,554.40 (2.20%)
             Collateral Loss                  55,663,094.43 (6.94%)
---------------------------------------------------------------------


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without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE1 --  Excess Spread

100% deal prepay speed
Libor forward curve as indicated
5CDR, 50% severity, 6 month recover lag
To Maturity
act/360 daycount

Period            Date               Fwd Curve           Fwd + 100bps         Fwd + 150bps         Fwd + 200bps
Total             ----               ---------           ------------         ------------         ------------

        0      27-Jan-05
        1      25-Feb-05                4.407                3.439                2.955                2.470
        2      25-Mar-05                4.527                3.559                3.075                2.591
        3      25-Apr-05                3.645                2.677                2.193                1.710
        4      25-May-05                3.748                2.781                2.298                1.814
        5      25-Jun-05                3.461                2.494                2.011                1.528
        6      25-Jul-05                3.613                2.647                2.164                1.682
        7      25-Aug-05                3.316                2.352                1.875                1.398
        8      25-Sep-05                3.258                2.293                1.815                1.337
        9      25-Oct-05                3.421                2.454                1.973                1.492
       10      25-Nov-05                3.140                2.175                1.693                1.215
       11      25-Dec-05                3.316                2.348                1.864                1.378
       12      25-Jan-06                2.997                2.032                1.545                1.067
       13      25-Feb-06                3.000                2.032                1.544                1.063
       14      25-Mar-06                3.675                2.699                2.204                1.710
       15      25-Apr-06                2.907                1.936                1.443                0.960
       16      25-May-06                3.089                2.112                1.616                1.123
       17      25-Jun-06                2.836                1.860                1.362                0.876
       18      25-Jul-06                3.033                2.049                1.548                1.051
       19      25-Aug-06                2.780                1.797                1.294                0.804
       20      25-Sep-06                2.763                1.776                1.269                0.777
       21      25-Oct-06                4.467                3.470                2.950                2.424
       22      25-Nov-06                4.254                3.257                2.735                2.206
       23      25-Dec-06                4.531                3.536                3.011                2.476
       24      25-Jan-07                4.219                3.226                2.696                2.160
       25      25-Feb-07                4.187                3.195                2.662                2.122
       26      25-Mar-07                5.056                4.067                3.530                2.983
       27      25-Apr-07                4.407                3.809                3.289                2.737
       28      25-May-07                4.682                4.115                3.592                3.035
       29      25-Jun-07                4.371                3.806                3.278                2.716
       30      25-Jul-07                4.629                4.081                3.550                2.984
       31      25-Aug-07                4.317                3.760                3.224                2.652
       32      25-Sep-07                4.291                3.742                3.204                2.626
       33      25-Oct-07                5.083                4.648                4.318                3.934
       34      25-Nov-07                5.061                4.633                4.300                3.906
       35      25-Dec-07                5.345                4.947                4.624                4.233
       36      25-Jan-08                5.003                4.598                4.263                3.860
       37      25-Feb-08                4.970                4.575                4.235                3.827
       38      25-Mar-08                5.584                5.115                4.910                4.511
       39      25-Apr-08                5.120                4.746                4.441                4.070
       40      25-May-08                5.516                5.188                4.878                4.524
       41      25-Jun-08                5.165                4.822                4.510                4.146
       42      25-Jul-08                5.454                5.133                4.835                4.474
       43      25-Aug-08                5.100                4.763                4.463                4.087
       44      25-Sep-08                5.071                4.738                4.444                4.060
       45      25-Oct-08                5.469                5.272                5.009                4.629
       46      25-Nov-08                5.140                5.003                4.739                4.344
       47      25-Dec-08                5.436                5.328                5.080                4.686
       48      25-Jan-09                5.080                4.951                4.159                4.292
       49      25-Feb-09                4.895                4.738                4.502                4.282
       50      25-Mar-09                5.876                5.769                5.636                5.493
       51      25-Apr-09                4.948                4.764                4.656                4.319
       52      25-May-09                5.301                5.164                5.118                3.682
       53      25-Jun-09                4.972                4.809                4.750                4.637
       54      25-Jul-09                5.300                5.162                5.107                5.002
       55      25-Aug-09                4.954                4.790                4.720                4.603
       56      25-Sep-09                4.940                4.776                4.705                4.589
       57      25-Oct-09                5.363                5.223                5.165                5.071
       58      25-Nov-09                5.032                4.867                4.796                4.729
       59      25-Dec-09                5.357                5.217                5.159                5.105
       60      25-Jan-10                5.002                4.836                4.765                4.700
       61      25-Feb-10                4.985                4.817                4.747                4.678
       62      25-Mar-10                6.049                5.964                5.935                5.897
       63      25-Apr-10                5.051                4.883                4.812                4.719
       64      25-May-10                5.394                5.251                5.185                5.104
       65      25-Jun-10                5.036                4.867                4.788                4.695
       66      25-Jul-10                5.356                5.212                5.146                5.066
       67      25-Aug-10                4.999                4.829                4.750                4.657
       68      25-Sep-10                4.983                4.812                4.733                4.640
       69      25-Oct-10                5.377                5.234                5.167                5.081
       70      25-Nov-10                5.044                4.874                4.795                4.696
       71      25-Dec-10                5.382                5.238                5.171                5.084
       72      25-Jan-11                5.029                4.859                4.779                4.681
       73      25-Feb-11                5.019                4.848                4.768                4.670
       74      25-Mar-11                6.113                6.023                5.984                5.924
       75      25-Apr-11                5.069                4.898                4.816                4.715
       76      25-May-11                5.424                5.277                5.208                5.119
       77      25-Jun-11                4.726                4.554                4.818                4.718
       78      25-Jul-11                5.067                4.919                4.849                4.759
       79      25-Aug-11                4.718                4.544                4.461                4.360
       80      25-Sep-11                4.716                4.541                4.458                4.357
       81      25-Oct-11                5.119                4.970                4.893                4.799
       82      25-Nov-11                4.782                4.606                4.518                4.408
       83      25-Dec-11                5.135                4.984                4.908                4.806
       84      25-Jan-12                4.783                4.606                4.518                4.400
       85      25-Feb-12                4.786                4.609                4.521                4.400
       86      25-Mar-12                5.518                5.395                5.333                5.233
       87      25-Apr-12                4.857                4.683                4.587                4.456
       88      25-May-12                5.230                5.082                4.995                4.866
       89      25-Jun-12                4.885                4.714                4.613                4.473
       90      25-Jul-12                5.246                5.102                5.014                4.885
       91      25-Aug-12                4.901                4.733                4.634                4.496
       92      25-Sep-12                4.910                4.744                4.646                4.508
       93      25-Oct-12                5.324                5.185                5.095                4.961
       94      25-Nov-12                4.987                4.826                4.724                4.572
       95      25-Dec-12                5.351                5.217                5.128                4.986
       96      25-Jan-13                5.005                4.847                4.748                4.597
       97      25-Feb-13                5.011                4.856                4.758                4.608
       98      25-Mar-13                6.159                6.087                6.028                5.912
       99      25-Apr-13                5.081                4.931                4.830                4.665
      100      25-May-13                5.459                5.336                5.248                5.083
      101      25-Jun-13                5.116                4.971                4.872                4.699
      102      25-Jul-13                5.486                5.369                5.284                5.121
      103      25-Aug-13                5.146                5.006                4.910                4.740
      104      25-Sep-13                5.162                5.026                4.931                4.762
      105      25-Oct-13                5.578                5.468                5.384                5.197
      106      25-Nov-13                5.248                5.116                5.022                4.820
      107      25-Dec-13                5.629                5.525                5.443                5.251
      108      25-Jan-14                5.292                5.166                5.076                4.877
      109      25-Feb-14                5.313                5.191                5.102                4.905
      110      25-Mar-14                6.480                6.442                6.392                6.222
      111      25-Apr-14                5.396                5.280                5.192                4.968
      112      25-May-14                5.784                5.697                5.622                5.399
      113      25-Jun-14                5.450                5.342                5.258                5.029
      114      25-Jul-14                5.832                5.753                5.683                5.463
      115      25-Aug-14                5.498                5.399                5.319                5.095
      116      25-Sep-14                5.526                5.431                5.354                5.132
      117      25-Oct-14                5.954                5.885                5.819                5.575
      118      25-Nov-14                5.631                5.543                5.468                5.212
      119      25-Dec-14                6.023                5.964                5.903                5.654
      120      25-Jan-15                5.692                5.614                5.544                5.293
      121      25-Feb-15                5.722                5.650                5.583                5.335
      122      25-Mar-15                6.911                6.923                6.895                6.666
      123      25-Apr-15                5.835                5.769                5.705                5.432
      124      25-May-15                6.241                6.205                6.153                5.881
      125      25-Jun-15                5.923                5.869                5.809                5.536
      126      25-Jul-15                6.326                6.303                6.257                5.991
      127      25-Aug-15                6.011                5.970                5.916                5.650
      128      25-Sep-15                6.060                6.026                5.975                5.713
      129      25-Oct-15                6.497                6.492                6.452                6.180
      130      25-Nov-15                6.195                6.173                6.121                5.849
      131      25-Dec-15                6.613                6.623                6.585                6.321
      132      25-Jan-16                6.303                6.297                6.253                5.990
      133      25-Feb-16                6.356                6.359                6.319                6.060
      134      25-Mar-16                7.158                7.219                7.205                6.958
      135      25-Apr-16                6.495                6.512                6.476                6.208
      136      25-May-16                6.923                6.974                6.948                6.687
      137      25-Jun-16                6.624                6.660                6.628                6.369
      138      25-Jul-16                7.051                7.120                7.103                6.852
      139      25-Aug-16                6.758                6.813                6.791                6.543
      140      25-Sep-16                6.829                6.894                6.877                6.635
      141      25-Oct-16                7.285                7.383                7.378                7.129
      142      25-Nov-16                7.005                7.090                7.077                6.831
      143      25-Dec-16                7.447                7.567                7.570                7.332
      144      25-Jan-17                7.166                7.275                7.273                7.040
      145      25-Feb-17                7.248                7.369                7.374                7.147
      146      25-Mar-17                8.497                8.707                8.750                8.537
      147      25-Apr-17                7.445                7.589                7.603                7.375
      148      25-May-17                7.905                8.086                8.112                7.892
      149      25-Jun-17                7.638                7.810                7.833                7.618
      150      25-Jul-17                8.099                8.309                8.349                8.144
      151      25-Aug-17                7.840                8.041                8.079                7.880
      152      25-Sep-17                7.946                8.163                8.208                8.017
      153      25-Oct-17                8.441                8.694                8.750                8.559
      154      25-Nov-17                8.197                8.443                8.494                8.310
      155      25-Dec-17                8.679                8.965                9.033                8.860
      156      25-Jan-18                8.439                8.720                8.787                8.621
      157      25-Feb-18                8.565                8.864                8.940                8.784
      158      25-Mar-18                9.862               10.255               10.371               10.229
      159      25-Apr-18                8.857                9.191                9.273                9.131
      160      25-May-18                9.367                9.744                9.840                9.710
      161      25-Jun-18                9.151                9.526                9.624                9.504
      162      25-Jul-18                9.669               10.088               10.205               10.097
      163      25-Aug-18                9.465                9.883               10.003                9.905
      164      25-Sep-18                9.630               10.071               10.202               10.117
      165      25-Oct-18               10.162               10.650               10.803               10.732
      166      25-Nov-18                9.975               10.464               10.622               10.563
      167      25-Dec-18               10.521               11.058               11.237               11.193
      168      25-Jan-19               10.347               10.887               11.071               11.039
      169      25-Feb-19               10.542               11.109               11.306               11.289
      170      25-Mar-19               11.909               12.577               12.817               12.817
      171      25-Apr-19               10.863               11.557               11.804               11.817
      172      25-May-19               11.222               11.939               12.208               12.243
      173      25-Jun-19               10.857               11.551               11.811               11.845
      174      25-Jul-19               11.217               11.933               12.202               12.236
      175      25-Aug-19               10.853               11.545               11.806               11.839
      176      25-Sep-19               10.850               11.543               11.803               11.837
      177      25-Oct-19               11.217               11.949               12.226               12.262
      178      25-Nov-19               10.853               11.561               11.830               11.866
      179      25-Dec-19               11.212               11.943               12.222               12.258
      180      25-Jan-20               10.848               11.555               11.824               11.860
      181      25-Feb-20               10.845               11.552               11.821               11.857
      182      25-Mar-20               11.590               12.346               12.634               12.671
      183      25-Apr-20               10.842               11.549               11.816               11.851
      184      25-May-20               11.201               11.931               12.207               12.243
      185      25-Jun-20               10.837               11.543               11.810               11.845
      186      25-Jul-20               11.196               11.925               12.201               12.237
      187      25-Aug-20               10.832               11.538               11.804               11.839
      188      25-Sep-20               10.830               11.535               11.801               11.836
      189      25-Oct-20               11.187               11.916               12.191               12.227
      190      25-Nov-20               10.824               11.528               11.795               11.830
      191      25-Dec-20               11.182               11.910               12.185               12.221
      192      25-Jan-21               10.819               11.523               11.789               11.824
      193      25-Feb-21               10.816               11.520               11.787               11.821
      194      25-Mar-21               11.972               12.751               13.046               13.085
      195      25-Apr-21               10.809               11.513               11.780               11.816
      196      25-May-21               11.167               11.893               12.170               12.207
      197      25-Jun-21               10.804               11.506               11.775               11.810
      198      25-Jul-21               11.161               11.887               12.164               12.201
      199      25-Aug-21               10.799               11.501               11.769               11.804
      200      25-Sep-21               10.796               11.498               11.766               11.802
      201      25-Oct-21               11.147               11.873               12.154               12.192
      202      25-Nov-21               10.783               11.486               11.759               11.796
      203      25-Dec-21               11.140               11.866               12.148               12.186
      204      25-Jan-22               10.778               11.480               11.753               11.790
      205      25-Feb-22               10.776               11.477               11.751               11.788
      206      25-Mar-22               11.928               12.704               13.007               13.048
      207      25-Apr-22               10.763               11.465               11.743               11.782
      208      25-May-22               11.118               11.843               12.132               12.172
      209      25-Jun-22               10.756               11.458               11.738               11.777
      210      25-Jul-22               11.112               11.837               12.126               12.167
      211      25-Aug-22               10.752               11.453               11.732               11.772
      212      25-Sep-22               10.749               11.450               11.730               11.769
      213      25-Oct-22               11.092               11.818               12.112               12.158
      214      25-Nov-22               10.730               11.432               11.719               11.763
      215      25-Dec-22               11.085               11.810               12.107               12.153
      216      25-Jan-23               10.725               11.426               11.714               11.758
      217      25-Feb-23               10.722               11.424               11.711               11.756
      218      25-Mar-23               11.869               12.645               12.963               13.012
      219      25-Apr-23               10.705               11.407               11.697               11.750
      220      25-May-23               11.056               11.782               12.084               12.139
      221      25-Jun-23               10.697               11.399               11.692               11.745
      222      25-Jul-23               11.051               11.776               12.079               12.134
      223      25-Aug-23               10.692               11.394               11.687               11.740
      224      25-Sep-23               10.690               11.391               11.684               11.738
      225      25-Oct-23               11.025               11.752               12.057               12.126
      226      25-Nov-23               10.663               11.367               11.666               11.732
      227      25-Dec-23               11.016               11.743               12.052               12.121
      228      25-Jan-24               10.659               11.362               11.661               11.727
      229      25-Feb-24               10.656               11.359               11.659               11.725
      230      25-Mar-24               11.389               12.140               12.460               12.531
      231      25-Apr-24               10.632               11.337               11.639               11.720
      232      25-May-24               10.980               11.708               12.025               12.108
      233      25-Jun-24               10.623               11.328               11.635               11.715
      234      25-Jul-24               10.975               11.703               12.020               12.104
      235      25-Aug-24               10.619               11.323               11.630               11.711
      236      25-Sep-24               10.616               11.321               11.628               11.709
      237      25-Oct-24               10.945               11.675               11.996               12.096
      238      25-Nov-24               10.585               11.292               11.607               11.704
      239      25-Dec-24               10.935               11.665               11.992               12.092
      240      25-Jan-25               10.581               11.287               11.603               11.700
      241      25-Feb-25               10.579               11.285               11.601               11.698
      242      25-Mar-25               11.710               12.492               12.842               12.949
      243      25-Apr-25               10.553               11.261               11.580               11.692
      244      25-May-25               10.898               11.630               11.964               12.080
      245      25-Jun-25               10.544               11.252               11.576               11.688
      246      25-Jul-25               10.893               11.626               11.960               12.076
      247      25-Aug-25               10.540               11.249               11.572               11.685
      248      25-Sep-25               10.538               11.247               11.571               11.683
      249      25-Oct-25               10.867               11.601               11.938               12.068
      250      25-Nov-25               10.510               11.221               11.549               11.677
      251      25-Dec-25               10.858               11.593               11.931               12.065
      252      25-Jan-26               10.506               11.217               11.545               11.674
      253      25-Feb-26               10.505               11.215               11.543               11.672
      254      25-Mar-26               11.628               12.415               12.778               12.921
      255      25-Apr-26               10.485               11.197               11.526               11.667
      256      25-May-26               10.829               11.565               11.905               12.055
      257      25-Jun-26               10.477               11.190               11.519               11.665
      258      25-Jul-26               10.825               11.562               11.902               12.052
      259      25-Aug-26               10.474               11.187               11.516               11.662
      260      25-Sep-26               10.472               11.186               11.515               11.661
      261      25-Oct-26               10.804               11.542               11.883               12.046
      262      25-Nov-26               10.450               11.166               11.496               11.657
      263      25-Dec-26               10.797               11.536               11.877               12.044
      264      25-Jan-27               10.447               11.163               11.493               11.654
      265      25-Feb-27               10.446               11.162               11.492               11.653
      266      25-Mar-27               11.563               12.356               12.722               12.901
      267      25-Apr-27               10.431               11.148               11.480               11.650
      268      25-May-27               10.775               11.517               11.859               12.038
      269      25-Jun-27               10.426               11.144               11.475               11.649
      270      25-Jul-27               10.772               11.514               11.857               12.036
      271      25-Aug-27               10.423               11.142               11.474               11.647
      272      25-Sep-27               10.422               11.141               11.473               11.647
      273      25-Oct-27               10.757               11.501               11.845               12.033
      274      25-Nov-27               10.406               11.127               11.460               11.644
      275      25-Dec-27               10.752               11.498               11.842               12.032
      276      25-Jan-28               10.404               11.126               11.460               11.644
      277      25-Feb-28               10.403               11.125               11.459               11.644
      278      25-Mar-28               11.119               11.892               12.249               12.447
      279      25-Apr-28               10.394               11.118               11.453               11.643
      280      25-May-28               10.738               11.487               11.833               12.031
      281      25-Jun-28               10.390               11.116               11.451               11.643
      282      25-Jul-28               10.736               11.486               11.833               12.032
      283      25-Aug-28               10.389               11.115               11.452               11.644
      284      25-Sep-28               10.388               11.115               11.452               11.645
      285      25-Oct-28               10.726               11.479               11.828               12.033
      286      25-Nov-28               10.378               11.108               11.446               11.645
      287      25-Dec-28               10.724               11.478               11.827               12.034
      288      25-Jan-29               10.377               11.108               11.447               11.647
      289      25-Feb-29               10.377               11.108               11.448               11.648
      290      25-Mar-29               11.488               12.299               12.675               12.898
      291      25-Apr-29               10.374               11.108               11.448               11.650
      292      25-May-29               10.719               11.478               11.830               12.040
      293      25-Jun-29               10.373               11.109               11.450               11.653
      294      25-Jul-29               10.719               11.480               11.833               12.044
      295      25-Aug-29               10.373               11.111               11.453               11.657
      296      25-Sep-29               10.373               11.112               11.455               11.659
      297      25-Oct-29               10.715               11.480               11.835               12.050
      298      25-Nov-29               10.368               11.109               11.454               11.663
      299      25-Dec-29               10.714               11.481               11.838               12.054
      300      25-Jan-30               10.369               11.112               11.458               11.668
      301      25-Feb-30               10.369               11.114               11.460               11.670
      302      25-Mar-30               11.481               12.307               12.690               12.923
      303      25-Apr-30               10.358               11.105               11.453               11.674
      304      25-May-30               10.702               11.474               11.835               12.066
      305      25-Jun-30               10.357               11.106               11.455               11.680
      306      25-Jul-30               10.704               11.479               11.841               12.073
      307      25-Aug-30               10.360               11.112               11.462               11.688
      308      25-Sep-30               10.361               11.115               11.466               11.691
      309      25-Oct-30               10.696               11.476               11.840               12.083
      310      25-Nov-30               10.350               11.106               11.459               11.697
      311      25-Dec-30               10.697               11.480               11.845               12.092
      312      25-Jan-31               10.354               11.114               11.468               11.708
      313      25-Feb-31               10.357               11.116               11.471               11.711
      314      25-Mar-31               11.469               12.311               12.705               12.971
      315      25-Apr-31               10.352               11.114               11.471               11.719
      316      25-May-31               10.697               11.485               11.854               12.113
      317      25-Jun-31               10.354               11.118               11.475               11.726
      318      25-Jul-31               10.702               11.492               11.862               12.122
      319      25-Aug-31               10.360               11.125               11.483               11.736
      320      25-Sep-31               10.363               11.129               11.489               11.741
      321      25-Oct-31               10.703               11.497               11.869               12.137
      322      25-Nov-31               10.360               11.130               11.490               11.752
      323      25-Dec-31               10.710               11.506               11.879               12.150
      324      25-Jan-32               10.369               11.142               11.504               11.766
      325      25-Feb-32               10.374               11.148               11.511               11.774
      326      25-Mar-32               11.097               11.925               12.313               12.595
      327      25-Apr-32               10.381               11.159               11.523               11.791
      328      25-May-32               10.733               11.539               11.917               12.196
      329      25-Jun-32               10.395               11.177               11.544               11.814
      330      25-Jul-32               10.751               11.561               11.940               12.220
      331      25-Aug-32               10.414               11.200               11.569               11.841
      332      25-Sep-32               10.424               11.213               11.583               11.855
      333      25-Oct-32               10.779               11.597               11.982               12.269
      334      25-Nov-32               10.444               11.240               11.613               11.893
      335      25-Dec-32               10.807               11.630               12.018               12.307
      336      25-Jan-33               10.472               11.274               11.649               11.931
      337      25-Feb-33               10.491               11.292               11.671               11.954
      338      25-Mar-33               11.634               12.529               12.949               13.263
      339      25-Apr-33               10.532               11.342               11.724               12.008
      340      25-May-33               10.909               11.752               12.147               12.442
      341      25-Jun-33               10.586               11.404               11.791               12.078
      342      25-Jul-33               10.972               11.826               12.229               12.530
      343      25-Aug-33               10.660               11.491               11.883               12.176
      344      25-Sep-33               10.707               11.547               11.943               12.237
      345      25-Oct-33               11.123               12.003               12.413               12.723
      346      25-Nov-33               10.823               11.685               12.086               12.390
      347      25-Dec-33               11.258               12.162               12.577               12.893
      348      25-Jan-34               10.994               11.876               12.292               12.597
      349      25-Feb-34               11.041               11.932               12.348               12.666
      350      25-Mar-34               12.238               13.231               13.695               14.046
      351      25-Apr-34               11.097               11.987               12.404               12.716
      352      25-May-34               11.492               12.423               12.861               13.188
      353      25-Jun-34               11.188               12.086               12.512               12.831
      354      25-Jul-34               11.663               12.590               13.053               13.377
      355      25-Aug-34               11.334               12.277               12.746               13.034
      356      25-Sep-34               11.562               12.545               12.941               13.310
      357      25-Oct-34               11.918               13.325               13.667               13.551
      358      25-Nov-34                0.000                0.000                0.000                0.000

GSAMP 05-HE1

                      Forward Curve                      Forward Curve + 100bps
-------------------------------------------------------------------------------
  Month              1mL           6mL                   1mL              6mL
      1            2.49081       2.83400                3.49081         3.83400
      2            2.63165       2.93940                3.63165         3.93940
      3            2.79617       3.02994                3.79617         4.02994
      4            2.91991       3.11031                3.91991         4.11031
      5            2.98357       3.17237                3.98357         4.17237
      6            3.05659       3.23445                4.05659         4.23445
      7            3.13005       3.30279                4.13005         4.30279
      8            3.18850       3.35474                4.18850         4.35474
      9            3.24941       3.40342                4.24941         4.40342
     10            3.30549       3.45355                4.30549         4.45355
     11            3.35228       3.49779                4.35228         4.49779
     12            3.44806       3.54064                4.44806         4.54064
     13            3.44227       3.57183                4.44227         4.57183
     14            3.48600       3.60811                4.48600         4.60811
     15            3.53385       3.64232                4.53385         4.64232
     16            3.57422       3.67135                4.57422         4.67135
     17            3.60325       3.69978                4.60325         4.69978
     18            3.62846       3.72996                4.62846         4.72996
     19            3.65538       3.75770                4.65538         4.75770
     20            3.68612       3.78838                4.68612         4.78838
     21            3.71212       3.81666                4.71212         4.81666
     22            3.73989       3.84442                4.73989         4.84442
     23            3.77396       3.87196                4.77396         4.87196
     24            3.80724       3.90001                4.80724         4.90001
     25            3.83597       3.92193                4.83597         4.92193
     26            3.85643       3.94566                4.85643         4.94566
     27            3.87683       3.97016                4.87683         4.97016
     28            3.89959       3.99418                4.89959         4.99418
     29            3.92458       4.01990                4.92458         5.01990
     30            3.94768       4.04682                4.94768         5.04682
     31            3.97229       4.07271                4.97229         5.07271
     32            3.99871       4.10176                4.99871         5.10176
     33            4.02401       4.12866                5.02401         5.12866
     34            4.05059       4.15514                5.05059         5.15514
     35            4.07821       4.18287                5.07821         5.18287
     36            4.10574       4.21128                5.10574         5.21128
     37            4.13512       4.23862                5.13512         5.23862
     38            4.16219       4.26920                5.16219         5.26920
     39            4.18824       4.29458                5.18824         5.29458
     40            4.21481       4.32120                5.21481         5.32120
     41            4.24211       4.34925                5.24211         5.34925
     42            4.26873       4.37521                5.26873         5.37521
     43            4.29774       4.40270                5.29774         5.40270
     44            4.32314       4.43131                5.32314         5.43131
     45            4.34868       4.45694                5.34868         5.45694
     46            4.37579       4.48533                5.37579         5.48533
     47            4.40107       4.51565                5.40107         5.51565
     48            4.42976       4.54168                5.42976         5.54168
     49            4.45928       4.56896                5.45928         5.56896
     50            4.48575       4.59684                5.48575         5.59684
     51            4.51314       4.62203                5.51314         5.62203
     52            4.54165       4.64686                5.54165         5.64686
     53            4.56603       4.67175                5.56603         5.67175
     54            4.59040       4.69466                5.59040         5.69466
     55            4.61560       4.72014                5.61560         5.72014
     56            4.63880       4.74353                5.63880         5.74353
     57            4.66102       4.76647                5.66102         5.76647
     58            4.68311       4.79202                5.68311         5.79202
     59            4.70403       4.81796                5.70403         5.81796
     60            4.73231       4.84323                5.73231         5.84323
     61            4.75916       4.86784                5.75916         5.86784
     62            4.78339       4.89134                5.78339         5.89134
     63            4.80846       4.91344                5.80846         5.91344
     64            4.83242       4.93490                5.83242         5.93490
     65            4.85425       4.95301                5.85425         5.95301
     66            4.87469       4.97041                5.87469         5.97041
     67            4.89441       4.98879                5.89441         5.98879
     68            4.91270       5.00612                5.91270         6.00612
     69            4.93014       5.02245                5.93014         6.02245
     70            4.94428       5.04316                5.94428         6.04316
     71            4.95819       5.05989                5.95819         6.05989
     72            4.97833       5.07982                5.97833         6.07982
     73            4.99884       5.09991                5.99884         6.09991
     74            5.01718       5.11723                6.01718         6.11723
     75            5.03876       5.13513                6.03876         6.13513
     76            5.05462       5.15172                6.05462         6.15172
     77            5.07266       5.16743                6.07266         6.16743
     78            5.09021       5.18194                6.09021         6.18194
     79            5.10492       5.19675                6.10492         6.19675
     80            5.12033       5.21216                6.12033         6.21216
     81            5.13464       5.22625                6.13464         6.22625
     82            5.14750       5.24191                6.14750         6.24191
     83            5.15983       5.25740                6.15983         6.25740
     84            5.17593       5.27516                6.17593         6.27516
     85            5.19304       5.28935                6.19304         6.28935
     86            5.20832       5.30489                6.20832         6.30489
     87            5.22458       5.32077                6.22458         6.32077
     88            5.23944       5.33397                6.23944         6.33397
     89            5.25575       5.34801                6.25575         6.34801
     90            5.26798       5.36098                6.26798         6.36098
     91            5.28230       5.37421                6.28230         6.37421
     92            5.29619       5.38898                6.29619         6.38898
     93            5.30755       5.40063                6.30755         6.40063
     94            5.32013       5.41367                6.32013         6.41367
     95            5.33189       5.42719                6.33189         6.42719
     96            5.34549       5.44219                6.34549         6.44219
     97            5.36198       5.45518                6.36198         6.45518
     98            5.37427       5.46834                6.37427         6.46834
     99            5.38754       5.48190                6.38754         6.48190
    100            5.40079       5.49417                6.40079         6.49417
    101            5.41458       5.50751                6.41458         6.50751
    102            5.42562       5.51690                6.42562         6.51690
    103            5.43797       5.52858                6.43797         6.52858
    104            5.44937       5.54039                6.44937         6.54039
    105            5.45966       5.54983                6.45966         6.54983
    106            5.47140       5.56088                6.47140         6.56088
    107            5.47904       5.57143                6.47904         6.57143
    108            5.49105       5.58410                6.49105         6.58410
    109            5.50357       5.59547                6.50357         6.59547
    110            5.51333       5.60839                6.51333         6.60839
    111            5.52517       5.61971                6.52517         6.61971
    112            5.53647       5.63110                6.53647         6.63110
    113            5.54832       5.64366                6.54832         6.64366
    114            5.55924       5.65405                6.55924         6.65405
    115            5.57217       5.66636                6.57217         6.66636
    116            5.58183       5.67843                6.58183         6.67843
    117            5.59302       5.68983                6.59302         6.68983
    118            5.60513       5.70315                6.60513         6.70315
    119            5.61492       5.71732                6.61492         6.71732
    120            5.62939       5.72876                6.62939         6.72876
    121            5.64375       5.74027                6.64375         6.74027
    122            5.65514       5.75198                6.65514         6.75198
    123            5.66824       5.76227                6.66824         6.76227
    124            5.68084       5.77073                6.68084         6.77073
    125            5.68876       5.77808                6.68876         6.77808
    126            5.69837       5.78549                6.69837         6.78549
    127            5.70760       5.79367                6.70760         6.79367
    128            5.71399       5.79895                6.71399         6.79895
    129            5.72007       5.80510                6.72007         6.80510
    130            5.72571       5.81389                6.72571         6.81389
    131            5.72960       5.81975                6.72960         6.81975
    132            5.73870       5.82820                6.73870         6.82820
    133            5.74566       5.83610                6.74566         6.83610
    134            5.75350       5.84316                6.75350         6.84316
    135            5.76333       5.85102                6.76333         6.85102
    136            5.76849       5.85704                6.76849         6.85704
    137            5.77671       5.86389                6.77671         6.86389
    138            5.78406       5.86925                6.78406         6.86925
    139            5.78894       5.87467                6.78894         6.87467
    140            5.79565       5.88126                6.79565         6.88126
    141            5.80122       5.88544                6.80122         6.88544
    142            5.80583       5.89204                6.80583         6.89204
    143            5.81049       5.89746                6.81049         6.89746
    144            5.81690       5.90424                6.81690         6.90424
    145            5.82344       5.91064                6.82344         6.91064
    146            5.82813       5.91632                6.82813         6.91632
    147            5.83611       5.92477                6.83611         6.92477
    148            5.84078       5.92868                6.84078         6.92868
    149            5.84759       5.93593                6.84759         6.93593
    150            5.85353       5.94232                6.85353         6.94232
    151            5.85878       5.94689                6.85878         6.94689
    152            5.86599       5.95430                6.86599         6.95430
    153            5.86909       5.95916                6.86909         6.95916
    154            5.87628       5.96802                6.87628         6.96802
    155            5.88198       5.97481                6.88198         6.97481
    156            5.88901       5.98318                6.88901         6.98318
    157            5.89980       5.98896                6.89980         6.98896
    158            5.90639       5.99393                6.90639         6.99393
    159            5.91453       5.99920                6.91453         6.99920
    160            5.91958       6.00023                6.91958         7.00023
    161            5.92524       6.00126                6.92524         7.00126
    162            5.92547       5.99937                6.92547         6.99937
    163            5.92812       5.99896                6.92812         6.99896
    164            5.92842       5.99847                6.92842         6.99847
    165            5.92535       5.99520                6.92535         6.99520
    166            5.92334       5.99431                6.92334         6.99431
    167            5.91901       5.99341                6.91901         6.99341
    168            5.91798       5.99420                6.91798         6.99420
    169            5.92067       5.99397                6.92067         6.99397
    170            5.91906       5.99286                6.91906         6.99286
    171            5.91996       5.99381                6.91996         6.99381
    172            5.92052       5.99343                6.92052         6.99343
    173            5.92118       5.99356                6.92118         6.99356
    174            5.91904       5.98997                6.91904         6.98997
    175            5.91896       5.98946                6.91896         6.98946
    176            5.91749       5.98879                6.91749         6.98879
    177            5.91518       5.98658                6.91518         6.98658
    178            5.91434       5.98683                6.91434         6.98683
    179            5.90944       5.98713                6.90944         6.98713
    180            5.91108       5.98786                6.91108         6.98786
    181            5.91278       5.98822                6.91278         6.98822
    182            5.91186       5.98895                6.91186         6.98895
    183            5.91417       5.99046                6.91417         6.99046
    184            5.91593       5.99038                6.91593         6.99038
    185            5.91412       5.98968                6.91412         6.98968
    186            5.91554       5.99078                6.91554         6.99078
    187            5.91684       5.99223                6.91684         6.99223
    188            5.91607       5.99059                6.91607         6.99059
    189            5.91612       5.98931                6.91612         6.98931
    190            5.91651       5.98935                6.91651         6.98935
    191            5.91580       5.98875                6.91580         6.98875
    192            5.91686       5.98802                6.91686         6.98802
    193            5.91440       5.98563                6.91440         6.98563
    194            5.91330       5.98560                6.91330         6.98560
    195            5.91399       5.98594                6.91399         6.98594
    196            5.91305       5.98507                6.91305         6.98507
    197            5.91149       5.98266                6.91149         6.98266
    198            5.91030       5.98108                6.91030         6.98108
    199            5.90944       5.98028                6.90944         6.98028
    200            5.90792       5.97790                6.90792         6.97790
    201            5.90672       5.97447                6.90672         6.97447
    202            5.90349       5.97264                6.90349         6.97264
    203            5.90212       5.96998                6.90212         6.96998
    204            5.90099       5.96800                6.90099         6.96800
    205            5.89779       5.96526                6.89779         6.96526
    206            5.89461       5.96211                6.89461         6.96211
    207            5.89454       5.96077                6.89454         6.96077
    208            5.88952       5.95660                6.88952         6.95660
    209            5.88830       5.95454                6.88830         6.95454
    210            5.88579       5.95073                6.88579         6.95073
    211            5.88131       5.94666                6.88131         6.94666
    212            5.87915       5.94407                6.87915         6.94407
    213            5.87577       5.93899                6.87577         6.93899
    214            5.87184       5.93544                6.87184         6.93544
    215            5.86830       5.93104                6.86830         6.93104
    216            5.86503       5.92734                6.86503         6.92734
    217            5.86109       5.92293                6.86109         6.92293
    218            5.85578       5.91797                6.85578         6.91797
    219            5.85359       5.91574                6.85359         6.91574
    220            5.84787       5.90914                6.84787         6.90914
    221            5.84445       5.90566                6.84445         6.90566
    222            5.83980       5.90131                6.83980         6.90131
    223            5.83461       5.89446                6.83461         6.89446
    224            5.83100       5.88959                6.83100         6.88959
    225            5.82365       5.88288                6.82365         6.88288
    226            5.82047       5.87810                6.82047         6.87810
    227            5.81530       5.87128                6.81530         6.87128
    228            5.80715       5.86451                6.80715         6.86451
    229            5.80372       5.85988                6.80372         6.85988
    230            5.79792       5.85358                6.79792         6.85358
    231            5.79124       5.84712                6.79124         6.84712
    232            5.78592       5.84131                6.78592         6.84131
    233            5.78062       5.83585                6.78062         6.83585
    234            5.77297       5.82732                6.77297         6.82732
    235            5.76759       5.82148                6.76759         6.82148
    236            5.76094       5.81479                6.76094         6.81479
    237            5.75379       5.80668                6.75379         6.80668
    238            5.74811       5.79990                6.74811         6.79990
    239            5.73886       5.79147                6.73886         6.79147
    240            5.73360       5.78638                6.73360         6.78638
    241            5.72714       5.77936                6.72714         6.77936
    242            5.71885       5.77295                6.71885         6.77295
    243            5.71360       5.76750                6.71360         6.76750
    244            5.70735       5.76139                6.70735         6.76139
    245            5.70156       5.75611                6.70156         6.75611
    246            5.69499       5.74931                6.69499         6.74931
    247            5.69013       5.74391                6.69013         6.74391
    248            5.68235       5.73698                6.68235         6.73698
    249            5.67721       5.73128                6.67721         6.73128
    250            5.67235       5.72623                6.67235         6.72623
    251            5.66547       5.72058                6.66547         6.72058
    252            5.66103       5.71558                6.66103         6.71558
    253            5.65563       5.70998                6.65563         6.70998
    254            5.64927       5.70524                6.64927         6.70524
    255            5.64568       5.70147                6.64568         6.70147
    256            5.64099       5.69623                6.64099         6.69623
    257            5.63482       5.69096                6.63482         6.69096
    258            5.63067       5.68700                6.63067         6.68700
    259            5.62685       5.68376                6.62685         6.68376
    260            5.62140       5.67811                6.62140         6.67811
    261            5.61708       5.67322                6.61708         6.67322
    262            5.61324       5.66959                6.61324         6.66959
    263            5.60865       5.66556                6.60865         6.66556
    264            5.60578       5.66178                6.60578         6.66178
    265            5.60005       5.65660                6.60005         6.65660
    266            5.59606       5.65394                6.59606         6.65394
    267            5.59379       5.65189                6.59379         6.65189
    268            5.59014       5.64885                6.59014         6.64885
    269            5.58624       5.64477                6.58624         6.64477
    270            5.58294       5.64168                6.58294         6.64168
    271            5.58014       5.63949                6.58014         6.63949
    272            5.57696       5.63616                6.57696         6.63616
    273            5.57429       5.63255                6.57429         6.63255
    274            5.57012       5.62976                6.57012         6.62976
    275            5.56787       5.62734                6.56787         6.62734
    276            5.56603       5.62535                6.56603         6.62535
    277            5.56259       5.62254                6.56259         6.62254
    278            5.55981       5.62039                6.55981         6.62039
    279            5.55879       5.62003                6.55879         6.62003
    280            5.55531       5.61637                6.55531         6.61637
    281            5.55412       5.61544                6.55412         6.61544
    282            5.55213       5.61411                6.55213         6.61411
    283            5.54985       5.61167                6.54985         6.61167
    284            5.54935       5.61063                6.54935         6.61063
    285            5.54560       5.60710                6.54560         6.60710
    286            5.54543       5.60720                6.54543         6.60720
    287            5.54443       5.60565                6.54443         6.60565
    288            5.54189       5.60501                6.54189         6.60501
    289            5.54161       5.60376                6.54161         6.60376
    290            5.53933       5.60298                6.53933         6.60298
    291            5.53971       5.60408                6.53971         6.60408
    292            5.53848       5.60268                6.53848         6.60268
    293            5.53904       5.60270                6.53904         6.60270
    294            5.53633       5.60151                6.53633         6.60151
    295            5.53716       5.60164                6.53716         6.60164
    296            5.53723       5.60093                6.53723         6.60093
    297            5.53573       5.59714                6.53573         6.59714
    298            5.53647       5.59444                6.53647         6.59444
    299            5.53635       5.59050                6.53635         6.59050
    300            5.53272       5.58656                6.53272         6.58656
    301            5.52931       5.58192                6.52931         6.58192
    302            5.52277       5.57661                6.52277         6.57661
    303            5.51917       5.57391                6.51917         6.57391
    304            5.51552       5.57045                6.51552         6.57045
    305            5.51221       5.56771                6.51221         6.56771
    306            5.50696       5.56228                6.50696         6.56228
    307            5.50400       5.55952                6.50400         6.55952
    308            5.50018       5.55627                6.50018         6.55627
    309            5.49612       5.55167                6.49612         6.55167
    310            5.49373       5.54840                6.49373         6.54840
    311            5.48823       5.54381                6.48823         6.54381
    312            5.48629       5.54209                6.48629         6.54209
    313            5.48341       5.53868                6.48341         6.53868
    314            5.47871       5.53605                6.47871         6.53605
    315            5.47673       5.53391                6.47673         6.53391
    316            5.47391       5.53131                6.47391         6.53131
    317            5.47158       5.52959                6.47158         6.52959
    318            5.46853       5.52638                6.46853         6.52638
    319            5.46717       5.52451                6.46717         6.52451
    320            5.46306       5.52138                6.46306         6.52138
    321            5.46126       5.51942                6.46126         6.51942
    322            5.45987       5.51790                6.45987         6.51790
    323            5.45656       5.51558                6.45656         6.51558
    324            5.45546       5.51434                6.45546         6.51434
    325            5.45358       5.51232                6.45358         6.51232
    326            5.45105       5.51081                6.45105         6.51081
    327            5.45028       5.51030                6.45028         6.51030
    328            5.44874       5.50942                6.44874         6.50942
    329            5.44693       5.50746                6.44693         6.50746
    330            5.44567       5.50645                6.44567         6.50645
    331            5.44490       5.50636                6.44490         6.50636
    332            5.44383       5.50514                6.44383         6.50514
    333            5.44326       5.50323                6.44326         6.50323
    334            5.44119       5.50304                6.44119         6.50304
    335            5.44091       5.50220                6.44091         6.50220
    336            5.44111       5.50228                6.44111         6.50228
    337            5.43978       5.50205                6.43978         6.50205
    338            5.43860       5.50153                6.43860         6.50153
    339            5.44038       5.50279                6.44038         6.50279
    340            5.43816       5.50208                6.43816         6.50208
    341            5.43934       5.50314                6.43934         6.50314
    342            5.43981       5.50307                6.43981         6.50307
    343            5.43876       5.50313                6.43876         6.50313
    344            5.43986       5.50454                6.43986         6.50454
    345            5.44026       5.50395                6.44026         6.50395
    346            5.44037       5.50521                6.44037         6.50521
    347            5.44098       5.50568                6.44098         6.50568
    348            5.44212       5.50714                6.44212         6.50714
    349            5.44299       5.50831                6.44299         6.50831
    350            5.44268       5.50916                6.44268         6.50916
    351            5.44538       5.51264                6.44538         6.51264
    352            5.44533       5.51243                6.44533         6.51243
    353            5.44742       5.51486                6.44742         6.51486
    354            5.44885       5.51705                6.44885         6.51705
    355            5.44995       5.51780                6.44995         6.51780
    356            5.45288       5.51958                6.45288         6.51958
    357            5.45256       5.51863                6.45256         6.51863
    358            5.45560       5.52066                6.45560         6.52066
    359            5.45799       5.52077                6.45799         6.52077
    360            5.45749       5.52138                6.45749         6.52138
    361            5.45842       5.52101                6.45842         6.52101

                   Forward Curve + 150bps                Forward Curve + 200bps
-------------------------------------------------------------------------------------------
  Month              1mL             6mL                  1mL             6mL
      1            3.99081       4.33400                4.49081         4.83400
      2            4.13165       4.43940                4.63165         4.93940
      3            4.29617       4.52994                4.79617         5.02994
      4            4.41991       4.61031                4.91991         5.11031
      5            4.48357       4.67237                4.98357         5.17237
      6            4.55659       4.73445                5.05659         5.23445
      7            4.63005       4.80279                5.13005         5.30279
      8            4.68850       4.85474                5.18850         5.35474
      9            4.74941       4.90342                5.24941         5.40342
     10            4.80549       4.95355                5.30549         5.45355
     11            4.85228       4.99779                5.35228         5.49779
     12            4.94806       5.04064                5.44806         5.54064
     13            4.94227       5.07183                5.44227         5.57183
     14            4.98600       5.10811                5.48600         5.60811
     15            5.03385       5.14232                5.53385         5.64232
     16            5.07422       5.17135                5.57422         5.67135
     17            5.10325       5.19978                5.60325         5.69978
     18            5.12846       5.22996                5.62846         5.72996
     19            5.15538       5.25770                5.65538         5.75770
     20            5.18612       5.28838                5.68612         5.78838
     21            5.21212       5.31666                5.71212         5.81666
     22            5.23989       5.34442                5.73989         5.84442
     23            5.27396       5.37196                5.77396         5.87196
     24            5.30724       5.40001                5.80724         5.90001
     25            5.33597       5.42193                5.83597         5.92193
     26            5.35643       5.44566                5.85643         5.94566
     27            5.37683       5.47016                5.87683         5.97016
     28            5.39959       5.49418                5.89959         5.99418
     29            5.42458       5.51990                5.92458         6.01990
     30            5.44768       5.54682                5.94768         6.04682
     31            5.47229       5.57271                5.97229         6.07271
     32            5.49871       5.60176                5.99871         6.10176
     33            5.52401       5.62866                6.02401         6.12866
     34            5.55059       5.65514                6.05059         6.15514
     35            5.57821       5.68287                6.07821         6.18287
     36            5.60574       5.71128                6.10574         6.21128
     37            5.63512       5.73862                6.13512         6.23862
     38            5.66219       5.76920                6.16219         6.26920
     39            5.68824       5.79458                6.18824         6.29458
     40            5.71481       5.82120                6.21481         6.32120
     41            5.74211       5.84925                6.24211         6.34925
     42            5.76873       5.87521                6.26873         6.37521
     43            5.79774       5.90270                6.29774         6.40270
     44            5.82314       5.93131                6.32314         6.43131
     45            5.84868       5.95694                6.34868         6.45694
     46            5.87579       5.98533                6.37579         6.48533
     47            5.90107       6.01565                6.40107         6.51565
     48            5.92976       6.04168                6.42976         6.54168
     49            5.95928       6.06896                6.45928         6.56896
     50            5.98575       6.09684                6.48575         6.59684
     51            6.01314       6.12203                6.51314         6.62203
     52            6.04165       6.14686                6.54165         6.64686
     53            6.06603       6.17175                6.56603         6.67175
     54            6.09040       6.19466                6.59040         6.69466
     55            6.11560       6.22014                6.61560         6.72014
     56            6.13880       6.24353                6.63880         6.74353
     57            6.16102       6.26647                6.66102         6.76647
     58            6.18311       6.29202                6.68311         6.79202
     59            6.20403       6.31796                6.70403         6.81796
     60            6.23231       6.34323                6.73231         6.84323
     61            6.25916       6.36784                6.75916         6.86784
     62            6.28339       6.39134                6.78339         6.89134
     63            6.30846       6.41344                6.80846         6.91344
     64            6.33242       6.43490                6.83242         6.93490
     65            6.35425       6.45301                6.85425         6.95301
     66            6.37469       6.47041                6.87469         6.97041
     67            6.39441       6.48879                6.89441         6.98879
     68            6.41270       6.50612                6.91270         7.00612
     69            6.43014       6.52245                6.93014         7.02245
     70            6.44428       6.54316                6.94428         7.04316
     71            6.45819       6.55989                6.95819         7.05989
     72            6.47833       6.57982                6.97833         7.07982
     73            6.49884       6.59991                6.99884         7.09991
     74            6.51718       6.61723                7.01718         7.11723
     75            6.53876       6.63513                7.03876         7.13513
     76            6.55462       6.65172                7.05462         7.15172
     77            6.57266       6.66743                7.07266         7.16743
     78            6.59021       6.68194                7.09021         7.18194
     79            6.60492       6.69675                7.10492         7.19675
     80            6.62033       6.71216                7.12033         7.21216
     81            6.63464       6.72625                7.13464         7.22625
     82            6.64750       6.74191                7.14750         7.24191
     83            6.65983       6.75740                7.15983         7.25740
     84            6.67593       6.77516                7.17593         7.27516
     85            6.69304       6.78935                7.19304         7.28935
     86            6.70832       6.80489                7.20832         7.30489
     87            6.72458       6.82077                7.22458         7.32077
     88            6.73944       6.83397                7.23944         7.33397
     89            6.75575       6.84801                7.25575         7.34801
     90            6.76798       6.86098                7.26798         7.36098
     91            6.78230       6.87421                7.28230         7.37421
     92            6.79619       6.88898                7.29619         7.38898
     93            6.80755       6.90063                7.30755         7.40063
     94            6.82013       6.91367                7.32013         7.41367
     95            6.83189       6.92719                7.33189         7.42719
     96            6.84549       6.94219                7.34549         7.44219
     97            6.86198       6.95518                7.36198         7.45518
     98            6.87427       6.96834                7.37427         7.46834
     99            6.88754       6.98190                7.38754         7.48190
    100            6.90079       6.99417                7.40079         7.49417
    101            6.91458       7.00751                7.41458         7.50751
    102            6.92562       7.01690                7.42562         7.51690
    103            6.93797       7.02858                7.43797         7.52858
    104            6.94937       7.04039                7.44937         7.54039
    105            6.95966       7.04983                7.45966         7.54983
    106            6.97140       7.06088                7.47140         7.56088
    107            6.97904       7.07143                7.47904         7.57143
    108            6.99105       7.08410                7.49105         7.58410
    109            7.00357       7.09547                7.50357         7.59547
    110            7.01333       7.10839                7.51333         7.60839
    111            7.02517       7.11971                7.52517         7.61971
    112            7.03647       7.13110                7.53647         7.63110
    113            7.04832       7.14366                7.54832         7.64366
    114            7.05924       7.15405                7.55924         7.65405
    115            7.07217       7.16636                7.57217         7.66636
    116            7.08183       7.17843                7.58183         7.67843
    117            7.09302       7.18983                7.59302         7.68983
    118            7.10513       7.20315                7.60513         7.70315
    119            7.11492       7.21732                7.61492         7.71732
    120            7.12939       7.22876                7.62939         7.72876
    121            7.14375       7.24027                7.64375         7.74027
    122            7.15514       7.25198                7.65514         7.75198
    123            7.16824       7.26227                7.66824         7.76227
    124            7.18084       7.27073                7.68084         7.77073
    125            7.18876       7.27808                7.68876         7.77808
    126            7.19837       7.28549                7.69837         7.78549
    127            7.20760       7.29367                7.70760         7.79367
    128            7.21399       7.29895                7.71399         7.79895
    129            7.22007       7.30510                7.72007         7.80510
    130            7.22571       7.31389                7.72571         7.81389
    131            7.22960       7.31975                7.72960         7.81975
    132            7.23870       7.32820                7.73870         7.82820
    133            7.24566       7.33610                7.74566         7.83610
    134            7.25350       7.34316                7.75350         7.84316
    135            7.26333       7.35102                7.76333         7.85102
    136            7.26849       7.35704                7.76849         7.85704
    137            7.27671       7.36389                7.77671         7.86389
    138            7.28406       7.36925                7.78406         7.86925
    139            7.28894       7.37467                7.78894         7.87467
    140            7.29565       7.38126                7.79565         7.88126
    141            7.30122       7.38544                7.80122         7.88544
    142            7.30583       7.39204                7.80583         7.89204
    143            7.31049       7.39746                7.81049         7.89746
    144            7.31690       7.40424                7.81690         7.90424
    145            7.32344       7.41064                7.82344         7.91064
    146            7.32813       7.41632                7.82813         7.91632
    147            7.33611       7.42477                7.83611         7.92477
    148            7.34078       7.42868                7.84078         7.92868
    149            7.34759       7.43593                7.84759         7.93593
    150            7.35353       7.44232                7.85353         7.94232
    151            7.35878       7.44689                7.85878         7.94689
    152            7.36599       7.45430                7.86599         7.95430
    153            7.36909       7.45916                7.86909         7.95916
    154            7.37628       7.46802                7.87628         7.96802
    155            7.38198       7.47481                7.88198         7.97481
    156            7.38901       7.48318                7.88901         7.98318
    157            7.39980       7.48896                7.89980         7.98896
    158            7.40639       7.49393                7.90639         7.99393
    159            7.41453       7.49920                7.91453         7.99920
    160            7.41958       7.50023                7.91958         8.00023
    161            7.42524       7.50126                7.92524         8.00126
    162            7.42547       7.49937                7.92547         7.99937
    163            7.42812       7.49896                7.92812         7.99896
    164            7.42842       7.49847                7.92842         7.99847
    165            7.42535       7.49520                7.92535         7.99520
    166            7.42334       7.49431                7.92334         7.99431
    167            7.41901       7.49341                7.91901         7.99341
    168            7.41798       7.49420                7.91798         7.99420
    169            7.42067       7.49397                7.92067         7.99397
    170            7.41906       7.49286                7.91906         7.99286
    171            7.41996       7.49381                7.91996         7.99381
    172            7.42052       7.49343                7.92052         7.99343
    173            7.42118       7.49356                7.92118         7.99356
    174            7.41904       7.48997                7.91904         7.98997
    175            7.41896       7.48946                7.91896         7.98946
    176            7.41749       7.48879                7.91749         7.98879
    177            7.41518       7.48658                7.91518         7.98658
    178            7.41434       7.48683                7.91434         7.98683
    179            7.40944       7.48713                7.90944         7.98713
    180            7.41108       7.48786                7.91108         7.98786
    181            7.41278       7.48822                7.91278         7.98822
    182            7.41186       7.48895                7.91186         7.98895
    183            7.41417       7.49046                7.91417         7.99046
    184            7.41593       7.49038                7.91593         7.99038
    185            7.41412       7.48968                7.91412         7.98968
    186            7.41554       7.49078                7.91554         7.99078
    187            7.41684       7.49223                7.91684         7.99223
    188            7.41607       7.49059                7.91607         7.99059
    189            7.41612       7.48931                7.91612         7.98931
    190            7.41651       7.48935                7.91651         7.98935
    191            7.41580       7.48875                7.91580         7.98875
    192            7.41686       7.48802                7.91686         7.98802
    193            7.41440       7.48563                7.91440         7.98563
    194            7.41330       7.48560                7.91330         7.98560
    195            7.41399       7.48594                7.91399         7.98594
    196            7.41305       7.48507                7.91305         7.98507
    197            7.41149       7.48266                7.91149         7.98266
    198            7.41030       7.48108                7.91030         7.98108
    199            7.40944       7.48028                7.90944         7.98028
    200            7.40792       7.47790                7.90792         7.97790
    201            7.40672       7.47447                7.90672         7.97447
    202            7.40349       7.47264                7.90349         7.97264
    203            7.40212       7.46998                7.90212         7.96998
    204            7.40099       7.46800                7.90099         7.96800
    205            7.39779       7.46526                7.89779         7.96526
    206            7.39461       7.46211                7.89461         7.96211
    207            7.39454       7.46077                7.89454         7.96077
    208            7.38952       7.45660                7.88952         7.95660
    209            7.38830       7.45454                7.88830         7.95454
    210            7.38579       7.45073                7.88579         7.95073
    211            7.38131       7.44666                7.88131         7.94666
    212            7.37915       7.44407                7.87915         7.94407
    213            7.37577       7.43899                7.87577         7.93899
    214            7.37184       7.43544                7.87184         7.93544
    215            7.36830       7.43104                7.86830         7.93104
    216            7.36503       7.42734                7.86503         7.92734
    217            7.36109       7.42293                7.86109         7.92293
    218            7.35578       7.41797                7.85578         7.91797
    219            7.35359       7.41574                7.85359         7.91574
    220            7.34787       7.40914                7.84787         7.90914
    221            7.34445       7.40566                7.84445         7.90566
    222            7.33980       7.40131                7.83980         7.90131
    223            7.33461       7.39446                7.83461         7.89446
    224            7.33100       7.38959                7.83100         7.88959
    225            7.32365       7.38288                7.82365         7.88288
    226            7.32047       7.37810                7.82047         7.87810
    227            7.31530       7.37128                7.81530         7.87128
    228            7.30715       7.36451                7.80715         7.86451
    229            7.30372       7.35988                7.80372         7.85988
    230            7.29792       7.35358                7.79792         7.85358
    231            7.29124       7.34712                7.79124         7.84712
    232            7.28592       7.34131                7.78592         7.84131
    233            7.28062       7.33585                7.78062         7.83585
    234            7.27297       7.32732                7.77297         7.82732
    235            7.26759       7.32148                7.76759         7.82148
    236            7.26094       7.31479                7.76094         7.81479
    237            7.25379       7.30668                7.75379         7.80668
    238            7.24811       7.29990                7.74811         7.79990
    239            7.23886       7.29147                7.73886         7.79147
    240            7.23360       7.28638                7.73360         7.78638
    241            7.22714       7.27936                7.72714         7.77936
    242            7.21885       7.27295                7.71885         7.77295
    243            7.21360       7.26750                7.71360         7.76750
    244            7.20735       7.26139                7.70735         7.76139
    245            7.20156       7.25611                7.70156         7.75611
    246            7.19499       7.24931                7.69499         7.74931
    247            7.19013       7.24391                7.69013         7.74391
    248            7.18235       7.23698                7.68235         7.73698
    249            7.17721       7.23128                7.67721         7.73128
    250            7.17235       7.22623                7.67235         7.72623
    251            7.16547       7.22058                7.66547         7.72058
    252            7.16103       7.21558                7.66103         7.71558
    253            7.15563       7.20998                7.65563         7.70998
    254            7.14927       7.20524                7.64927         7.70524
    255            7.14568       7.20147                7.64568         7.70147
    256            7.14099       7.19623                7.64099         7.69623
    257            7.13482       7.19096                7.63482         7.69096
    258            7.13067       7.18700                7.63067         7.68700
    259            7.12685       7.18376                7.62685         7.68376
    260            7.12140       7.17811                7.62140         7.67811
    261            7.11708       7.17322                7.61708         7.67322
    262            7.11324       7.16959                7.61324         7.66959
    263            7.10865       7.16556                7.60865         7.66556
    264            7.10578       7.16178                7.60578         7.66178
    265            7.10005       7.15660                7.60005         7.65660
    266            7.09606       7.15394                7.59606         7.65394
    267            7.09379       7.15189                7.59379         7.65189
    268            7.09014       7.14885                7.59014         7.64885
    269            7.08624       7.14477                7.58624         7.64477
    270            7.08294       7.14168                7.58294         7.64168
    271            7.08014       7.13949                7.58014         7.63949
    272            7.07696       7.13616                7.57696         7.63616
    273            7.07429       7.13255                7.57429         7.63255
    274            7.07012       7.12976                7.57012         7.62976
    275            7.06787       7.12734                7.56787         7.62734
    276            7.06603       7.12535                7.56603         7.62535
    277            7.06259       7.12254                7.56259         7.62254
    278            7.05981       7.12039                7.55981         7.62039
    279            7.05879       7.12003                7.55879         7.62003
    280            7.05531       7.11637                7.55531         7.61637
    281            7.05412       7.11544                7.55412         7.61544
    282            7.05213       7.11411                7.55213         7.61411
    283            7.04985       7.11167                7.54985         7.61167
    284            7.04935       7.11063                7.54935         7.61063
    285            7.04560       7.10710                7.54560         7.60710
    286            7.04543       7.10720                7.54543         7.60720
    287            7.04443       7.10565                7.54443         7.60565
    288            7.04189       7.10501                7.54189         7.60501
    289            7.04161       7.10376                7.54161         7.60376
    290            7.03933       7.10298                7.53933         7.60298
    291            7.03971       7.10408                7.53971         7.60408
    292            7.03848       7.10268                7.53848         7.60268
    293            7.03904       7.10270                7.53904         7.60270
    294            7.03633       7.10151                7.53633         7.60151
    295            7.03716       7.10164                7.53716         7.60164
    296            7.03723       7.10093                7.53723         7.60093
    297            7.03573       7.09714                7.53573         7.59714
    298            7.03647       7.09444                7.53647         7.59444
    299            7.03635       7.09050                7.53635         7.59050
    300            7.03272       7.08656                7.53272         7.58656
    301            7.02931       7.08192                7.52931         7.58192
    302            7.02277       7.07661                7.52277         7.57661
    303            7.01917       7.07391                7.51917         7.57391
    304            7.01552       7.07045                7.51552         7.57045
    305            7.01221       7.06771                7.51221         7.56771
    306            7.00696       7.06228                7.50696         7.56228
    307            7.00400       7.05952                7.50400         7.55952
    308            7.00018       7.05627                7.50018         7.55627
    309            6.99612       7.05167                7.49612         7.55167
    310            6.99373       7.04840                7.49373         7.54840
    311            6.98823       7.04381                7.48823         7.54381
    312            6.98629       7.04209                7.48629         7.54209
    313            6.98341       7.03868                7.48341         7.53868
    314            6.97871       7.03605                7.47871         7.53605
    315            6.97673       7.03391                7.47673         7.53391
    316            6.97391       7.03131                7.47391         7.53131
    317            6.97158       7.02959                7.47158         7.52959
    318            6.96853       7.02638                7.46853         7.52638
    319            6.96717       7.02451                7.46717         7.52451
    320            6.96306       7.02138                7.46306         7.52138
    321            6.96126       7.01942                7.46126         7.51942
    322            6.95987       7.01790                7.45987         7.51790
    323            6.95656       7.01558                7.45656         7.51558
    324            6.95546       7.01434                7.45546         7.51434
    325            6.95358       7.01232                7.45358         7.51232
    326            6.95105       7.01081                7.45105         7.51081
    327            6.95028       7.01030                7.45028         7.51030
    328            6.94874       7.00942                7.44874         7.50942
    329            6.94693       7.00746                7.44693         7.50746
    330            6.94567       7.00645                7.44567         7.50645
    331            6.94490       7.00636                7.44490         7.50636
    332            6.94383       7.00514                7.44383         7.50514
    333            6.94326       7.00323                7.44326         7.50323
    334            6.94119       7.00304                7.44119         7.50304
    335            6.94091       7.00220                7.44091         7.50220
    336            6.94111       7.00228                7.44111         7.50228
    337            6.93978       7.00205                7.43978         7.50205
    338            6.93860       7.00153                7.43860         7.50153
    339            6.94038       7.00279                7.44038         7.50279
    340            6.93816       7.00208                7.43816         7.50208
    341            6.93934       7.00314                7.43934         7.50314
    342            6.93981       7.00307                7.43981         7.50307
    343            6.93876       7.00313                7.43876         7.50313
    344            6.93986       7.00454                7.43986         7.50454
    345            6.94026       7.00395                7.44026         7.50395
    346            6.94037       7.00521                7.44037         7.50521
    347            6.94098       7.00568                7.44098         7.50568
    348            6.94212       7.00714                7.44212         7.50714
    349            6.94299       7.00831                7.44299         7.50831
    350            6.94268       7.00916                7.44268         7.50916
    351            6.94538       7.01264                7.44538         7.51264
    352            6.94533       7.01243                7.44533         7.51243
    353            6.94742       7.01486                7.44742         7.51486
    354            6.94885       7.01705                7.44885         7.51705
    355            6.94995       7.01780                7.44995         7.51780
    356            6.95288       7.01958                7.45288         7.51958
    357            6.95256       7.01863                7.45256         7.51863
    358            6.95560       7.02066                7.45560         7.52066
    359            6.95799       7.02077                7.45799         7.52077
    360            6.95749       7.02138                7.45749         7.52138
    361            6.95842       7.02101                7.45842         7.52101

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

             GSAMP 2005 HE1
Selection Criteria: All records
Table of Contents

1. Pool Summary
2. North California
3. South California
4. Amortization Type
5. Original LTV
6. Credit Score
7. LTV with MI
8. Purpose
9. Occupancy
10. Current Principal Balance
11. Property Type
12. Documentation
13. Fixed Period
14. DTI
15. State

1. Pool Summary

Original Mortgage Pool Balance: $809,329,966.68
Current Mortgage Pool Balance: $807,616,900.89
Total Number of Loans: 5114
Avg Balance: $157,922.74
% FirstLien: 94.282
% Second Lien: 5.718
WA FICO: 622.286
Min FICO: 499
Max FICO: 821
WA LTV: 76.99
Min LTV: 1.280
Max LTV: 100.000
DTI: 41.66
min DTI: 4.603
max DTI: 619.000
WA Age: 3
WA Remaining Term: 352
North California %: 15.427
South California %: 19.259


2. North California

WA FICO: 642
min FICO: 501
max FICO: 802
WA LTV: 75.23
min LTV: 1.28
max LTV: 100.00
Highest Zip code Density: 2.459
zipcode with highest density: 94565(2.459%)


3. South California

WA FICO: 627
min FICO: 500
max FICO: 791
WA LTV: 75.52
min LTV: 5.00
max LTV: 100.00
Highest Zip code Density: 1.539
zipcode with highest density: 92336(1.539%)


4. Amortization Type

--------------------------------------------------------------------------------
Amortization Type               WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
2 YR ARM                          81.29%               610      $357,266,167
3 YR ARM                          80.42                605       152,113,203
FIXED                             82.94                639       123,894,798
2 YR ARM IO                       81.55                646        96,437,729
3 YR ARM IO                       80.43                660        62,581,604
15/30 BALLOON                     99.46                651         9,624,461
5 YR ARM                          83.38                652         3,575,215
FIXED IO                           81.9                663         1,484,060
BALLOON IO                        99.61                634           639,665
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


5. Original LTV

--------------------------------------------------------------------------------
Original LTV                    WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
20.000% & Below                   99.15%               650       $45,371,708
20.001% - 25.000%                 86.36                637           944,495
25.001% - 30.000%                 35.44                591         1,202,417
30.001% - 35.000%                 32.71                586         1,791,877
35.001% - 40.000%                 38.08                624         2,140,158
40.001% - 45.000%                 42.91                598           853,860
45.001% - 50.000%                 48.19                595         6,168,635
50.001% - 55.000%                 53.05                583         8,638,670
55.001% - 60.000%                  57.6                580         9,936,879
60.001% - 65.000%                 63.35                583        22,645,785
65.001% - 70.000%                  68.7                573        37,318,664
70.001% - 75.000%                 73.85                585        59,146,665
75.001% - 80.000%                 79.81                634       356,071,036
80.001% - 85.000%                 84.41                603        67,113,176
85.001% - 90.000%                  89.8                625       137,892,825
90.001% - 95.000%                 94.43                640        19,185,997
95.001% - 100.000%                99.91                661        31,194,054
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


6. Credit Score

--------------------------------------------------------------------------------
Credit Score                    WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
481 - 500                         79.65%               500        $1,040,453
501 - 520                         74.85                510        34,997,938
521 - 540                         74.41                530        47,199,720
541 - 560                         76.42                552        51,212,961
561 - 580                         77.98                571        57,177,391
581 - 600                         82.38                590        77,530,463
601 - 620                         82.28                611        97,307,271
621 - 640                         83.17                630       139,256,474
641 - 660                         83.41                650       108,337,746
661 - 680                         83.97                670        69,497,312
681 - 700                         84.39                689        51,848,426
701 - 720                         84.57                710        32,455,651
721 - 740                          83.5                728        18,489,911
741 - 760                         84.11                750        11,070,043
761 - 780                         82.97                769         7,484,397
781 - 800                          92.4                787         1,633,423
801 & Above                       80.62                808         1,077,321
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


7. LTV with MI

--------------------------------------------------------------------------------
LTV with MI                      MIG%          WA FICO       Balance with MIG
--------------------------------------------------------------------------------
20.000% & Below                  NO MI                 650        NO MI
20.001% - 25.000%                NO MI                 637        NO MI
25.001% - 30.000%                NO MI                 591        NO MI
30.001% - 35.000%                NO MI                 586        NO MI
35.001% - 40.000%                NO MI                 624        NO MI
40.001% - 45.000%                NO MI                 598        NO MI
45.001% - 50.000%                NO MI                 595        NO MI
50.001% - 55.000%                NO MI                 583        NO MI
55.001% - 60.000%                NO MI                 580        NO MI
60.001% - 65.000%                NO MI                 583        NO MI
65.001% - 70.000%                NO MI                 573        NO MI
70.001% - 75.000%                NO MI                 585        NO MI
75.001% - 80.000%                NO MI                 634        NO MI
80.001% - 85.000%                NO MI                 603        NO MI
85.001% - 90.000%                NO MI                 625        NO MI
90.001% - 95.000%                NO MI                 640        NO MI
95.001% - 100.000%               NO MI                 661        NO MI
--------------------------------------------------------------------------------
Total:                           NO MI                 622        NO MI
--------------------------------------------------------------------------------


8. Purpose

--------------------------------------------------------------------------------
Purpose                         WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
PURCHASE                          84.25%               648      $395,808,896
CASHOUT REFI                      78.96                597       395,724,173
RATE/TERM REFI                    80.45                603        16,083,833
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


9. Occupancy

--------------------------------------------------------------------------------
Occupancy                       WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
OWNER OCCUPIED                    81.58%               621      $770,872,980
NON OWNER                         82.11                644        31,544,909
SECOND HOME                       78.79                648         5,199,012
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


10. Current Principal Balance

--------------------------------------------------------------------------------
Current Principal Balance       WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
$200,000 & Below                  82.73%               618      $361,027,276
$200,001 - $400,000               80.82                622       340,991,638
$400,001 - $600,000                80.1                637        94,256,884
$600,001 - $800,000               81.29                635        10,533,628
$800,001 & Above                   64.8                629           807,475
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


11. Property Type

--------------------------------------------------------------------------------
Property Type                   WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
SINGLE FAMILY                     81.48%               619      $665,902,362
2-4 FAMILY                        81.33                644        71,599,559
CONDO                             82.78                640        47,504,570
TOWNHOUSE                         82.79                630        13,773,152
PUD                               83.01                615         8,837,258
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


12. Documentation

--------------------------------------------------------------------------------
Documentation                   WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
FULL                              82.23%               613      $495,528,665
STATED                            80.66                639       299,278,388
EASY                              76.92                585        10,891,492
LIMITED                           83.62                602         1,918,355
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


13. Fixed Period

--------------------------------------------------------------------------------
Fixed Period                    WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
 0                                84.18%               640      $135,642,984
24                                81.34                617       453,703,896
36                                80.42                621       214,694,807
60                                83.38                652         3,575,215
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


14. DTI

--------------------------------------------------------------------------------
DTI                             WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
5 & Below                         66.45%               584          $102,770
10-Jun                            79.75                627         4,142,194
15-Nov                            80.14                637         3,788,962
16 - 20                           78.33                610         9,952,465
21 - 25                           78.02                614        20,947,947
26 - 30                           81.19                610        34,756,261
31 - 35                           81.29                621        72,513,508
36 - 40                           81.67                628       126,868,010
41 - 45                              82                631       235,197,191
46 - 50                           82.77                621       221,978,644
51 - 55                           78.62                601        75,857,766
56 & Above                        87.58                648         1,511,184
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


15. State

--------------------------------------------------------------------------------
State                           WA LTV         WA FICO           Balance
--------------------------------------------------------------------------------
AL                                87.33%               595          $300,684
AR                                89.99                612           753,350
AZ                                81.51                627        12,696,824
CA                                79.68                634       280,129,753
CO                                83.95                613        10,247,000
CT                                83.51                607         9,058,361
DC                                78.12                535           494,697
DE                                84.08                595         1,117,202
FL                                82.75                618        95,074,438
GA                                85.16                613        13,974,100
HI                                80.26                657         3,830,961
IA                                87.26                618         1,230,945
ID                                87.82                621         2,443,308
IL                                83.06                615        73,466,269
IN                                84.88                606         5,728,571
KY                                83.21                605           963,114
LA                                82.66                596         2,030,370
MA                                78.62                615        20,931,736
MD                                81.12                613        32,204,285
ME                                60.58                566           356,195
MI                                85.03                609        18,121,069
MN                                82.87                626        12,951,567
MO                                85.15                611         3,967,638
MT                                92.51                611           277,128
NC                                86.63                613        10,451,200
NH                                82.47                608         1,698,205
NJ                                78.65                611        32,805,798
NM                                86.51                615         1,104,427
NV                                82.12                625        13,977,552
NY                                   81                624        55,335,286
OH                                   87                609         5,989,098
OK                                84.72                588         1,156,262
OR                                85.64                626         3,139,845
PA                                 86.1                615        11,923,091
RI                                80.75                618        12,300,300
SC                                86.94                599         1,940,928
SD                                74.74                551            70,867
TN                                87.42                616         6,432,762
TX                                84.63                611         5,962,666
UT                                79.94                621         2,214,718
VA                                82.92                616        21,795,827
VT                                77.27                561           169,525
WA                                84.18                621        10,974,030
WI                                83.54                602         5,328,829
WV                                82.39                566           210,226
WY                                82.23                638           285,896
--------------------------------------------------------------------------------
Total:                            81.58%               622      $807,616,901
--------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE1 - Price/Yield - A2A   --  To Call

Balance                   $218,837,000.00      Delay               0
Coupon                    2.5375               Dated               1/27/2005
Settle                    1/27/2005            First Payment       2/25/2005

Price                         5 CPR         10 CPR         15 CPR         20 CPR         25 CPR         30 CPR         35 CPR
                              Yield          Yield          Yield          Yield          Yield          Yield          Yield
99.0000                      2.8012         3.0031         3.2176         3.4421         3.6775         3.9251         4.1857
99.1250                      2.7697         2.9462         3.1337         3.3298         3.5355         3.7518         3.9794
99.2500                      2.7383         2.8894         3.0499         3.2178         3.3938         3.5789         3.7736
99.3750                      2.7069         2.8327         2.9663         3.1060         3.2525         3.4065         3.5685
99.5000                      2.6756         2.7761         2.8828         2.9945         3.1115         3.2345         3.3639
99.6250                      2.6443         2.7196         2.7996         2.8832         2.9708         3.0629         3.1598
99.7500                      2.6131         2.6633         2.7165         2.7722         2.8305         2.8918         2.9563
99.8750                      2.5820         2.6070         2.6336         2.6614         2.6906         2.7212         2.7533
100.0000                     2.5509         2.5509         2.5509         2.5509         2.5509         2.5509         2.5509
100.1250                     2.5199         2.4949         2.4684         2.4407         2.4116         2.3811         2.3491
100.2500                     2.4889         2.4390         2.3860         2.3307         2.2727         2.2118         2.1478
100.3750                     2.4580         2.3832         2.3039         2.2209         2.1341         2.0428         1.9470
100.5000                     2.4272         2.3276         2.2219         2.1114         1.9958         1.8743         1.7468
100.6250                     2.3964         2.2720         2.1400         2.0021         1.8578         1.7063         1.5471
100.7500                     2.3657         2.2166         2.0584         1.8931         1.7202         1.5386         1.3479
100.8750                     2.3351         2.1613         1.9769         1.7844         1.5829         1.3714         1.1493
101.0000                     2.3045         2.1061         1.8956         1.6758         1.4459         1.2046         0.9512

WAL                            4.33           2.32           1.55           1.16           0.91           0.75           0.63
Mod Durn                       4.03           2.23           1.51           1.13           0.90           0.74           0.62
Principal Window      Feb05 - Apr14  Feb05 - Feb10  Feb05 - Jun08  Feb05 - Jul07  Feb05 - Jan07  Feb05 - Aug06  Feb05 - May06

LIBOR_1MO                    2.3975         2.3975         2.3975         2.3975         2.3975         2.3975         2.3975
LIBOR_6MO                      2.67           2.67           2.67           2.67           2.67           2.67           2.67
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)

GSAMP 05-HE1 - Price/Yield - A2A   --  To Maturity

Balance                   $218,837,000.00      Delay               0
Coupon                    2.5375               Dated               1/27/2005
Settle                    1/27/2005            First Payment       2/25/2005

Price                         5 CPR         10 CPR         15 CPR         20 CPR         25 CPR         30 CPR         35 CPR
                              Yield          Yield          Yield          Yield          Yield          Yield          Yield
99.0000                      2.8012         3.0031         3.2176         3.4421         3.6775         3.9251         4.1857
99.1250                      2.7697         2.9462         3.1337         3.3298         3.5355         3.7518         3.9794
99.2500                      2.7383         2.8894         3.0499         3.2178         3.3938         3.5789         3.7736
99.3750                      2.7069         2.8327         2.9663         3.1060         3.2525         3.4065         3.5685
99.5000                      2.6756         2.7761         2.8828         2.9945         3.1115         3.2345         3.3639
99.6250                      2.6443         2.7196         2.7996         2.8832         2.9708         3.0629         3.1598
99.7500                      2.6131         2.6633         2.7165         2.7722         2.8305         2.8918         2.9563
99.8750                      2.5820         2.6070         2.6336         2.6614         2.6906         2.7212         2.7533
100.0000                     2.5509         2.5509         2.5509         2.5509         2.5509         2.5509         2.5509
100.1250                     2.5199         2.4949         2.4684         2.4407         2.4116         2.3811         2.3491
100.2500                     2.4889         2.4390         2.3860         2.3307         2.2727         2.2118         2.1478
100.3750                     2.4580         2.3832         2.3039         2.2209         2.1341         2.0428         1.9470
100.5000                     2.4272         2.3276         2.2219         2.1114         1.9958         1.8743         1.7468
100.6250                     2.3964         2.2720         2.1400         2.0021         1.8578         1.7063         1.5471
100.7500                     2.3657         2.2166         2.0584         1.8931         1.7202         1.5386         1.3479
100.8750                     2.3351         2.1613         1.9769         1.7844         1.5829         1.3714         1.1493
101.0000                     2.3045         2.1061         1.8956         1.6758         1.4459         1.2046         0.9512

WAL                            4.33           2.32           1.55           1.16           0.91           0.75           0.63
Mod Durn                       4.03           2.23           1.51           1.13           0.90           0.74           0.62
Principal Window      Feb05 - Apr14  Feb05 - Feb10  Feb05 - Jun08  Feb05 - Jul07  Feb05 - Jan07  Feb05 - Aug06  Feb05 - May06

LIBOR_1MO                    2.3975         2.3975         2.3975         2.3975         2.3975         2.3975         2.3975
LIBOR_6MO                      2.67           2.67           2.67           2.67           2.67           2.67           2.67
Optional Redemption        Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)

GSAMP 05-HE1 - A2A   --  Cashflow

Balance       $218,837,000.00     Delay                  0
Coupon        2.5375              Dated                  1/27/2005
Settle        1/27/2005           First Payment          2/25/2005

deal run at 5CPR
static libor
no losses. To maturity


Period       Date       Principal       Interest       Cash Flow         Balance           Coupon  Effective Coupon
Total              218,837,000.00  24,385,622.42  243,222,622.42

     0  27-Jan-05               0              0               0  218,837,000.00                0                 0
     1  25-Feb-05    2,451,938.42     447,324.10    2,899,262.52  216,385,061.58           2.5375            2.5375
     2  25-Mar-05    2,442,173.56     427,059.96    2,869,233.52  213,942,888.02           2.5375            2.5375
     3  25-Apr-05    2,432,379.14     467,480.07    2,899,859.21  211,510,508.88           2.5375            2.5375
     4  25-May-05    2,422,627.90     447,256.60    2,869,884.50  209,087,880.98           2.5375            2.5375
     5  25-Jun-05    2,412,919.66     456,871.54    2,869,791.20  206,674,961.32           2.5375            2.5375
     6  25-Jul-05    2,403,254.24     437,031.43    2,840,285.67  204,271,707.07           2.5375            2.5375
     7  25-Aug-05    2,393,631.47     446,347.87    2,839,979.33  201,878,075.61           2.5375            2.5375
     8  25-Sep-05    2,384,051.16     441,117.61    2,825,168.77  199,494,024.45           2.5375            2.5375
     9  25-Oct-05    2,374,513.13     421,846.74    2,796,359.87  197,119,511.32           2.5375            2.5375
    10  25-Nov-05    2,365,017.22     430,719.82    2,795,737.04  194,754,494.09           2.5375            2.5375
    11  25-Dec-05    2,355,563.24     411,824.61    2,767,387.85  192,398,930.85           2.5375            2.5375
    12  25-Jan-06    2,346,151.03     420,405.02    2,766,556.05  190,052,779.82           2.5375            2.5375
    13  25-Feb-06    2,336,780.40     415,278.52    2,752,058.92  187,715,999.43           2.5375            2.5375
    14  25-Mar-06    2,327,451.18     370,478.38    2,697,929.56  185,388,548.25           2.5375            2.5375
    15  25-Apr-06    2,318,163.20     405,086.85    2,723,250.05  183,070,385.05           2.5375            2.5375
    16  25-May-06    2,308,916.29     387,117.59    2,696,033.87  180,761,468.77           2.5375            2.5375
    17  25-Jun-06    2,299,577.00     394,976.36    2,694,553.36  178,461,891.77           2.5375            2.5375
    18  25-Jul-06    2,290,412.58     377,372.54    2,667,785.12  176,171,479.19           2.5375            2.5375
    19  25-Aug-06    2,281,288.72     384,946.92    2,666,235.64  173,890,190.47           2.5375            2.5375
    20  25-Sep-06    2,271,739.48     379,962.14    2,651,701.62  171,618,450.98           2.5375            2.5375
    21  25-Oct-06    2,223,269.14     362,901.52    2,586,170.65  169,395,181.85           2.5375            2.5375
    22  25-Nov-06    2,213,846.44     370,140.24    2,583,986.67  167,181,335.41           2.5375            2.5375
    23  25-Dec-06    2,205,222.07     353,518.87    2,558,740.94  164,976,113.34           2.5375            2.5375
    24  25-Jan-07    2,196,637.19     360,484.26    2,557,121.46  162,779,476.15           2.5375            2.5375
    25  25-Feb-07    2,188,091.65     355,684.46    2,543,776.11  160,591,384.50           2.5375            2.5375
    26  25-Mar-07    2,179,585.28     316,944.94    2,496,530.22  158,411,799.22           2.5375            2.5375
    27  25-Apr-07    2,171,015.33     346,140.78    2,517,156.11  156,240,783.89           2.5375            2.5375
    28  25-May-07    2,162,587.35     330,384.16    2,492,971.51  154,078,196.54           2.5375            2.5375
    29  25-Jun-07    2,154,198.07     336,671.56    2,490,869.63  151,923,998.46           2.5375            2.5375
    30  25-Jul-07    2,145,847.35     321,255.96    2,467,103.30  149,778,151.12           2.5375            2.5375
    31  25-Aug-07    2,137,535.01     327,275.66    2,464,810.67  147,640,616.11           2.5375            2.5375
    32  25-Sep-07    2,129,206.91     322,605.00    2,451,811.91  145,511,409.20           2.5375            2.5375
    33  25-Oct-07    2,107,236.88     307,696.00    2,414,932.88  143,404,172.31           2.5375            2.5375
    34  25-Nov-07    2,090,561.88     313,348.08    2,403,909.95  141,313,610.44           2.5375            2.5375
    35  25-Dec-07    2,082,542.53     298,819.41    2,381,361.94  139,231,067.91           2.5375            2.5375
    36  25-Jan-08    2,074,560.67     304,229.55    2,378,790.22  137,156,507.23           2.5375            2.5375
    37  25-Feb-08    2,066,616.15     299,696.49    2,366,312.64  135,089,891.08           2.5375            2.5375
    38  25-Mar-08    2,058,708.82     276,136.87    2,334,845.70  133,031,182.26           2.5375            2.5375
    39  25-Apr-08    2,050,812.30     290,682.37    2,341,494.67  130,980,369.96           2.5375            2.5375
    40  25-May-08    2,042,979.05     276,968.91    2,319,947.96  128,937,390.91           2.5375            2.5375
    41  25-Jun-08    2,035,182.57     281,737.15    2,316,919.72  126,902,208.34           2.5375            2.5375
    42  25-Jul-08    2,027,422.70     268,345.29    2,295,767.99  124,874,785.64           2.5375            2.5375
    43  25-Aug-08    2,019,699.29     272,860.08    2,292,559.37  122,855,086.35           2.5375            2.5375
    44  25-Sep-08    2,012,012.22     268,446.90    2,280,459.11  120,843,074.13           2.5375            2.5375
    45  25-Oct-08    2,004,361.33     255,532.75    2,259,894.08  118,838,712.81           2.5375            2.5375
    46  25-Nov-08    1,996,746.48     259,670.84    2,256,417.32  116,841,966.33           2.5375            2.5375
    47  25-Dec-08    1,989,167.53     247,072.07    2,236,239.61  114,852,798.79           2.5375            2.5375
    48  25-Jan-09    1,981,624.35     250,961.34    2,232,585.69  112,871,174.44           2.5375            2.5375
    49  25-Feb-09    1,974,116.79     246,631.35    2,220,748.15  110,897,057.65           2.5375            2.5375
    50  25-Mar-09    1,966,644.72     218,867.67    2,185,512.39  108,930,412.93           2.5375            2.5375
    51  25-Apr-09    1,959,207.99     238,020.52    2,197,228.51  106,971,204.94           2.5375            2.5375
    52  25-May-09    1,951,806.48     226,199.53    2,178,006.00  105,019,398.46           2.5375            2.5375
    53  25-Jun-09    1,944,440.03     229,474.68    2,173,914.71  103,074,958.43           2.5375            2.5375
    54  25-Jul-09    1,938,062.74     217,960.59    2,156,023.33  101,136,895.68           2.5375            2.5375
    55  25-Aug-09    1,930,762.47     220,991.14    2,151,753.61   99,206,133.22           2.5375            2.5375
    56  25-Sep-09    1,923,765.22     216,772.29    2,140,537.51   97,282,368.00           2.5375            2.5375
    57  25-Oct-09    1,943,235.70     205,711.67    2,148,947.38   95,339,132.29           2.5375            2.5375
    58  25-Nov-09    1,949,502.76     208,322.62    2,157,825.38   93,389,629.54           2.5375            2.5375
    59  25-Dec-09    1,942,642.41     197,480.15    2,140,122.57   91,446,987.12           2.5375            2.5375
    60  25-Jan-10    1,935,487.98     199,818.02    2,135,305.99   89,511,499.15           2.5375            2.5375
    61  25-Feb-10    1,928,368.19     195,588.84    2,123,957.03   87,583,130.95           2.5375            2.5375
    62  25-Mar-10    1,921,282.93     172,855.04    2,094,137.97   85,661,848.03           2.5375            2.5375
    63  25-Apr-10    1,914,232.05     187,177.09    2,101,409.14   83,747,615.98           2.5375            2.5375
    64  25-May-10    1,907,215.43     177,091.31    2,084,306.75   81,840,400.55           2.5375            2.5375
    65  25-Jun-10    1,900,232.94     178,826.96    2,079,059.90   79,940,167.60           2.5375            2.5375
    66  25-Jul-10    1,893,284.45     169,040.15    2,062,324.60   78,046,883.15           2.5375            2.5375
    67  25-Aug-10    1,886,369.83     170,537.86    2,056,907.69   76,160,513.33           2.5375            2.5375
    68  25-Sep-10    1,879,488.95     166,416.01    2,045,904.96   74,281,024.38           2.5375            2.5375
    69  25-Oct-10    1,872,641.68     157,073.42    2,029,715.09   72,408,382.70           2.5375            2.5375
    70  25-Nov-10    1,865,827.90     158,217.34    2,024,045.24   70,542,554.80           2.5375            2.5375
    71  25-Dec-10    1,859,047.47     149,168.11    2,008,215.58   68,683,507.33           2.5375            2.5375
    72  25-Jan-11    1,852,300.28     150,078.23    2,002,378.52   66,831,207.05           2.5375            2.5375
    73  25-Feb-11    1,845,586.20     146,030.83    1,991,617.03   64,985,620.84           2.5375            2.5375
    74  25-Mar-11    1,838,905.10     128,256.34    1,967,161.45   63,146,715.74           2.5375            2.5375
    75  25-Apr-11    1,832,256.86     137,979.96    1,970,236.82   61,314,458.88           2.5375            2.5375
    76  25-May-11    1,825,641.36     129,654.53    1,955,295.89   59,488,817.52           2.5375            2.5375
    77  25-Jun-11    1,819,058.47     129,987.20    1,949,045.67   57,669,759.05           2.5375            2.5375
    78  25-Jul-11    1,812,508.07     121,947.51    1,934,455.58   55,857,250.98           2.5375            2.5375
    79  25-Aug-11    1,805,990.04     122,051.97    1,928,042.01   54,051,260.94           2.5375            2.5375
    80  25-Sep-11    1,799,504.25     118,105.76    1,917,610.01   52,251,756.69           2.5375            2.5375
    81  25-Oct-11    1,793,050.59     110,490.69    1,903,541.29   50,458,706.10           2.5375            2.5375
    82  25-Nov-11    1,786,628.94     110,255.78    1,896,884.72   48,672,077.16           2.5375            2.5375
    83  25-Dec-11    1,780,239.18     102,921.16    1,883,160.34   46,891,837.98           2.5375            2.5375
    84  25-Jan-12    1,773,881.18     102,461.92    1,876,343.10   45,117,956.80           2.5375            2.5375
    85  25-Feb-12    1,767,554.83      98,585.87    1,866,140.70   43,350,401.97           2.5375            2.5375
    86  25-Mar-12    1,761,260.02      88,612.44    1,849,872.45   41,589,141.96           2.5375            2.5375
    87  25-Apr-12    1,754,996.61      90,875.16    1,845,871.78   39,834,145.34           2.5375            2.5375
    88  25-May-12    1,748,764.51      84,232.62    1,832,997.13   38,085,380.83           2.5375            2.5375
    89  25-Jun-12    1,742,563.59      83,219.20    1,825,782.79   36,342,817.24           2.5375            2.5375
    90  25-Jul-12    1,736,393.74      76,849.92    1,813,243.65   34,606,423.50           2.5375            2.5375
    91  25-Aug-12    1,730,254.84      75,617.44    1,805,872.28   32,876,168.66           2.5375            2.5375
    92  25-Sep-12    1,724,146.77      71,836.71    1,795,983.49   31,152,021.89           2.5375            2.5375
    93  25-Oct-12    1,718,069.43      65,873.55    1,783,942.98   29,433,952.45           2.5375            2.5375
    94  25-Nov-12    1,712,022.70      64,315.23    1,776,337.93   27,721,929.75           2.5375            2.5375
    95  25-Dec-12    1,706,006.47      58,620.33    1,764,626.80   26,015,923.28           2.5375            2.5375
    96  25-Jan-13    1,700,020.62      56,846.60    1,756,867.22   24,315,902.66           2.5375            2.5375
    97  25-Feb-13    1,694,065.05      53,131.94    1,747,196.99   22,621,837.61           2.5375            2.5375
    98  25-Mar-13    1,688,139.64      44,646.71    1,732,786.35   20,933,697.97           2.5375            2.5375
    99  25-Apr-13    1,682,244.28      45,741.58    1,727,985.86   19,251,453.69           2.5375            2.5375
   100  25-May-13    1,676,378.87      40,708.80    1,717,087.67   17,575,074.82           2.5375            2.5375
   101  25-Jun-13    1,670,543.28      38,402.76    1,708,946.04   15,904,531.54           2.5375            2.5375
   102  25-Jul-13    1,664,737.42      33,631.46    1,698,368.88   14,239,794.12           2.5375            2.5375
   103  25-Aug-13    1,658,961.18      31,114.94    1,690,076.12   12,580,832.94           2.5375            2.5375
   104  25-Sep-13    1,653,214.44      27,489.99    1,680,704.44   10,927,618.49           2.5375            2.5375
   105  25-Oct-13    1,647,497.11      23,107.36    1,670,604.47    9,280,121.38           2.5375            2.5375
   106  25-Nov-13    1,641,809.07      20,277.71    1,662,086.78    7,638,312.32           2.5375            2.5375
   107  25-Dec-13    1,636,150.21      16,151.85    1,652,302.06    6,002,162.10           2.5375            2.5375
   108  25-Jan-14    1,630,520.44      13,115.14    1,643,635.58    4,371,641.66           2.5375            2.5375
   109  25-Feb-14    1,624,919.65       9,552.34    1,634,471.99    2,746,722.01           2.5375            2.5375
   110  25-Mar-14    1,619,347.72       5,420.96    1,624,768.69    1,127,374.28           2.5375            2.5375
   111  25-Apr-14    1,127,374.28       2,463.39    1,129,837.68               0           2.5375            2.5375

GSAMP 05-HE1

Prepay -- Fixed: 70% deal prepay speed; ARM: 125%
Libor = 20%
No losses. Deal run to maturity


Period  Date      Balance        Effective Coupon
Total

      0 25-Jan-05  61,471,000.00             0
      1 25-Feb-05  61,471,000.00       9.50000
      2 25-Mar-05  61,471,000.00       9.50623
      3 25-Apr-05  61,471,000.00       9.51777
      4 25-May-05  61,471,000.00       9.52724
      5 25-Jun-05  61,471,000.00       9.54281
      6 25-Jul-05  61,471,000.00       9.55432
      7 25-Aug-05  61,471,000.00       9.57648
      8 25-Sep-05  61,471,000.00       9.59710
      9 25-Oct-05  61,471,000.00       9.61218
     10 25-Nov-05  61,471,000.00       9.64525
     11 25-Dec-05  61,471,000.00       9.65807
     12 25-Jan-06  61,471,000.00       9.69570
     13 25-Feb-06  61,471,000.00       9.72175
     14 25-Mar-06  61,471,000.00       9.69128
     15 25-Apr-06  61,471,000.00       9.77570
     16 25-May-06  61,471,000.00       9.78196
     17 25-Jun-06  61,471,000.00       9.83217
     18 25-Jul-06  61,471,000.00       9.83578
     19 25-Aug-06  61,471,000.00       9.89231
     20 25-Sep-06  61,471,000.00       9.92122
     21 25-Oct-06  61,471,000.00       9.59819
     22 25-Nov-06  61,471,000.00       9.62734
     23 25-Dec-06  61,471,000.00       9.58169
     24 25-Jan-07  61,471,000.00       9.64262
     25 25-Feb-07  61,471,000.00       9.65305
     26 25-Mar-07  61,471,000.00      10.06163
     27 25-Apr-07  61,471,000.00       9.82607
     28 25-May-07  61,471,000.00      10.23648
     29 25-Jun-07  61,471,000.00       9.95966
     30 25-Jul-07  61,471,000.00      10.34400
     31 25-Aug-07  61,471,000.00      10.06671
     32 25-Sep-07  61,471,000.00      10.13717
     33 25-Oct-07  61,471,000.00      11.83016
     34 25-Nov-07  61,471,000.00      11.82893
     35 25-Dec-07  61,471,000.00      12.33277
     36 25-Jan-08  61,471,000.00      12.04424
     37 25-Feb-08  61,471,000.00      69.53778
     38 25-Mar-08  61,471,000.00      15.93717
     39 25-Apr-08  61,471,000.00      15.44446
     40 25-May-08  61,471,000.00      15.90691
     41 25-Jun-08  61,471,000.00      15.23912
     42 25-Jul-08  61,471,000.00      15.58425
     43 25-Aug-08  61,471,000.00      14.92824
     44 25-Sep-08  61,471,000.00      14.78305
     45 25-Oct-08  61,471,000.00      15.33451
     46 25-Nov-08  61,471,000.00      14.80067
     47 25-Dec-08  61,471,000.00      15.15403
     48 25-Jan-09  61,471,000.00      14.52961
     49 25-Feb-09  61,471,000.00      14.39750
     50 25-Mar-09  61,471,000.00      15.79884
     51 25-Apr-09  61,471,000.00      14.35392
     52 25-May-09  61,471,000.00      14.87151
     53 25-Jun-09  60,143,060.12      14.35953
     54 25-Jul-09  58,412,621.83      14.80443
     55 25-Aug-09  56,736,675.28      14.29362
     56 25-Sep-09  55,113,389.75      14.26119
     57 25-Oct-09  53,540,011.97      14.84048
     58 25-Nov-09  52,015,443.80      14.39422
     59 25-Dec-09  50,538,522.39      14.83809
     60 25-Jan-10  49,107,678.70      14.32403
     61 25-Feb-10  47,721,382.11      14.28823
     62 25-Mar-10  46,378,154.53      15.77932
     63 25-Apr-10  45,076,594.63      14.22132
     64 25-May-10  43,815,296.25      14.65798
     65 25-Jun-10  42,592,928.33      14.14878
     66 25-Jul-10  41,408,205.38      14.58272
     67 25-Aug-10  40,259,885.93      14.07573
     68 25-Sep-10  39,146,770.96      14.03905
     69 25-Oct-10  38,067,719.76      14.47405
     70 25-Nov-10  37,021,595.47      13.09905
     71 25-Dec-10  36,007,317.90      12.21131
     72 25-Jan-11  35,023,843.73      11.79804
     73 25-Feb-11  34,070,165.20      11.77889
     74 25-Mar-11  33,145,308.90      13.01996
     75 25-Apr-11  32,248,342.53      11.74437
     76 25-May-11  31,378,349.35      12.11677
     77 25-Jun-11  30,534,452.01      11.70770
     78 25-Jul-11  29,715,802.96      12.07943
     79 25-Aug-11  28,921,583.44      11.67212
     80 25-Sep-11  28,151,002.46      11.64434
     81 25-Oct-11  27,403,295.87      12.01605
     82 25-Nov-11  26,677,725.37      11.61288
     83 25-Dec-11  25,973,577.68      11.98427
     84 25-Jan-12  25,290,163.62      11.58286
     85 25-Feb-12  24,626,817.31      11.56843
     86 25-Mar-12  23,982,895.37      12.35125
     87 25-Apr-12  23,357,776.09      11.54077
     88 25-May-12  22,750,858.72      11.91183
     89 25-Jun-12  22,161,562.77      11.52220
     90 25-Jul-12  21,589,327.24      11.90572
     91 25-Aug-12  21,033,610.01      11.52170
     92 25-Sep-12  20,493,887.15      11.52233
     93 25-Oct-12  19,969,652.32      11.90769
     94 25-Nov-12  19,460,416.13      11.52543
     95 25-Dec-12  18,965,705.58      11.91218
     96 25-Jan-13  18,485,063.51      11.53106
     97 25-Feb-13  18,018,048.01      11.53487
     98 25-Mar-13  17,564,231.93      12.77571
     99 25-Apr-13  17,123,202.34      11.54453
    100 25-May-13  16,694,560.09      11.93544
    101 25-Jun-13  16,277,919.30      11.55703
    102 25-Jul-13  15,872,906.89      11.94986
    103 25-Aug-13  15,479,162.19      11.57249
    104 25-Sep-13  15,096,336.47      11.58136
    105 25-Oct-13  14,724,092.55      11.97739
    106 25-Nov-13  14,362,104.39      11.60148
    107 25-Dec-13  14,010,056.75      11.99985
    108 25-Jan-14  13,667,644.75      11.62487
    109 25-Feb-14  13,334,573.57      11.63783
    110 25-Mar-14  13,010,558.10      12.90005
    111 25-Apr-14  12,695,322.58      11.66636
    112 25-May-14  12,388,600.31      12.07137
    113 25-Jun-14  12,090,133.32      11.69850
    114 25-Jul-14  11,799,672.09      12.10649
    115 25-Aug-14  11,516,975.26      11.73436
    116 25-Sep-14  11,241,809.32      11.75374
    117 25-Oct-14  10,973,948.38      12.16657
    118 25-Nov-14  10,713,173.92      11.79547
    119 25-Dec-14  10,459,274.48      12.21179
    120 25-Jan-15  10,212,045.48      11.84129
    121 25-Feb-15   9,971,288.97      11.86578
    122 25-Mar-15   9,736,813.39      13.16543
    123 25-Apr-15   9,508,433.36      11.91802
    124 25-May-15   9,285,969.49      12.34400
    125 25-Jun-15   9,069,248.13      11.97473
    126 25-Jul-15   8,858,101.24      12.40498
    127 25-Aug-15   8,652,366.15      12.03608
    128 25-Sep-15   8,451,885.40      12.06854
    129 25-Oct-15   8,256,506.57      12.50562
    130 25-Nov-15   8,066,082.07      12.13714
    131 25-Dec-15   7,880,469.06      12.57910
    132 25-Jan-16   7,699,529.18      12.21080
    133 25-Feb-16   7,523,128.51      12.24958
    134 25-Mar-16   7,351,137.33      13.13726
    135 25-Apr-16   7,183,430.04      12.33117
    136 25-May-16   7,019,885.00      12.78648
    137 25-Jun-16   6,860,384.38      12.41827
    138 25-Jul-16   6,704,814.06      12.87941
    139 25-Aug-16   6,553,063.51      12.51108
    140 25-Sep-16   6,405,025.64      12.55970
    141 25-Oct-16   6,260,596.70      13.03015
    142 25-Nov-16   6,119,676.18      12.66148
    143 25-Dec-16   5,982,166.69      13.13851
    144 25-Jan-17   5,847,973.87      12.76949
    145 25-Feb-17   5,717,006.26      12.82592
    146 25-Mar-17   5,589,175.23      14.26441
    147 25-Apr-17   5,464,394.88      12.94373
    148 25-May-17   5,342,581.95      13.43868
    149 25-Jun-17   5,223,655.74      13.06836
    150 25-Jul-17   5,107,538.00      13.57110
    151 25-Aug-17   4,994,152.89      13.20008
    152 25-Sep-17   4,883,426.84      13.26868
    153 25-Oct-17   4,775,288.56      13.78378
    154 25-Nov-17   4,669,668.88      13.41151
    155 25-Dec-17   4,566,500.74      13.93535
    156 25-Jan-18   4,465,719.09      13.56211
    157 25-Feb-18   4,367,260.85      13.64042
    158 25-Mar-18   4,271,064.80      15.19086
    159 25-Apr-18   4,177,071.58      13.80322
    160 25-May-18   4,085,223.59      14.35073
    161 25-Jun-18   3,995,464.94      13.97456
    162 25-Jul-18   3,907,741.38      14.53232
    163 25-Aug-18   3,822,000.29      14.15476
    164 25-Sep-18   3,738,190.59      14.24830
    165 25-Oct-18   3,656,262.70      14.82233
    166 25-Nov-18   3,576,168.49      14.44247
    167 25-Dec-18   3,497,861.26      15.02797
    168 25-Jan-19   3,421,295.62      14.64642
    169 25-Feb-19   3,306,890.78      14.75219
    170 25-Mar-19   3,181,310.56      16.53304
    171 25-Apr-19   3,058,497.53      15.15008
    172 25-May-19   2,938,382.50      15.89252
    173 25-Jun-19   2,820,012.39      15.62341
    174 25-Jul-19   2,705,109.34      16.41269
    175 25-Aug-19   2,585,156.39      16.16759
    176 25-Sep-19   2,116,356.98      16.48105
    177 25-Oct-19   2,006,440.02      18.37601
    178 25-Nov-19   1,904,984.51      18.26038
    179 25-Dec-19   1,808,545.27      19.34557
    180 25-Jan-20   1,714,210.40      19.21225
    181 25-Feb-20   1,621,928.13      19.74377
    182 25-Mar-20   1,531,648.19      21.72254
    183 25-Apr-20   1,443,321.70      20.95009
    184 25-May-20   1,356,901.16      22.35895
    185 25-Jun-20   1,272,340.42      22.39215
    186 25-Jul-20   1,189,594.59      23.99742
    187 25-Aug-20   1,108,620.03      24.14308
    188 25-Sep-20   1,029,374.33      25.16597
    189 25-Oct-20     951,816.24      27.18683
    190 25-Nov-20     875,905.63      27.59694
    191 25-Dec-20     801,603.50      30.02386
    192 25-Jan-21     728,871.89      30.72099
    193 25-Feb-21     657,673.89      32.64062
    194 25-Mar-21     587,973.59      38.61294
    195 25-Apr-21     519,736.03      37.51167
    196 25-May-21     452,927.23      42.01901
    197 25-Jun-21     387,514.10      44.49861
    198 25-Jul-21     323,464.42      50.90616
    199 25-Aug-21     260,746.86      55.34266
    200 25-Sep-21     199,330.91      63.36090
    201 25-Oct-21     139,186.85      76.89945
    202 25-Nov-21      80,285.77      90.64248
    203 25-Dec-21      22,599.51     120.63501
    204 25-Jan-22              0     165.66734
    205 25-Feb-22
    206 25-Mar-22
    207 25-Apr-22
    208 25-May-22
    209 25-Jun-22
    209 25-Jun-22
    210 25-Jul-22
    211 25-Aug-22
    212 25-Sep-22
    213 25-Oct-22
    214 25-Nov-22
    215 25-Dec-22
    216 25-Jan-23
    217 25-Feb-23
    218 25-Mar-23
    219 25-Apr-23
    220 25-May-23
    221 25-Jun-23
    222 25-Jul-23
    223 25-Aug-23
    224 25-Sep-23
    225 25-Oct-23
    226 25-Nov-23
    227 25-Dec-23
    228 25-Jan-24
    229 25-Feb-24
    230 25-Mar-24
    231 25-Apr-24
    232 25-May-24
    233 25-Jun-24
    234 25-Jul-24
    235 25-Aug-24
    236 25-Sep-24
    237 25-Oct-24
    238 25-Nov-24
    239 25-Dec-24
    240 25-Jan-25
    241 25-Feb-25
    242 25-Mar-25
    243 25-Apr-25
    244 25-May-25
    245 25-Jun-25
    246 25-Jul-25
    247 25-Aug-25
    248 25-Sep-25
    249 25-Oct-25
    250 25-Nov-25
    251 25-Dec-25
    252 25-Jan-26
    253 25-Feb-26
    254 25-Mar-26
    255 25-Apr-26
    256 25-May-26
    257 25-Jun-26
    258 25-Jul-26
    259 25-Aug-26
    260 25-Sep-26
    261 25-Oct-26
    262 25-Nov-26
    263 25-Dec-26
    264 25-Jan-27
    265 25-Feb-27
    266 25-Mar-27
    267 25-Apr-27
    268 25-May-27
    269 25-Jun-27
    270 25-Jul-27
    271 25-Aug-27
    272 25-Sep-27
    273 25-Oct-27
    274 25-Nov-27
    275 25-Dec-27
    276 25-Jan-28
    277 25-Feb-28
    278 25-Mar-28
    279 25-Apr-28
    280 25-May-28
    281 25-Jun-28
    282 25-Jul-28
    283 25-Aug-28
    284 25-Sep-28
    285 25-Oct-28
    286 25-Nov-28
    287 25-Dec-28
    288 25-Jan-29
    289 25-Feb-29
    290 25-Mar-29
    291 25-Apr-29
    292 25-May-29
    293 25-Jun-29
    294 25-Jul-29
    295 25-Aug-29
    296 25-Sep-29
    297 25-Oct-29
    298 25-Nov-29
    299 25-Dec-29
    300 25-Jan-30
    301 25-Feb-30
    302 25-Mar-30
    303 25-Apr-30
    304 25-May-30
    305 25-Jun-30
    306 25-Jul-30
    307 25-Aug-30
    308 25-Sep-30
    309 25-Oct-30
    310 25-Nov-30
    311 25-Dec-30
    312 25-Jan-31
    313 25-Feb-31
    314 25-Mar-31
    315 25-Apr-31
    316 25-May-31
    317 25-Jun-31
    318 25-Jul-31
    319 25-Aug-31
    320 25-Sep-31
    321 25-Oct-31
    322 25-Nov-31
    323 25-Dec-31
    324 25-Jan-32
    325 25-Feb-32
    326 25-Mar-32
    327 25-Apr-32
    328 25-May-32
    329 25-Jun-32
    330 25-Jul-32
    331 25-Aug-32
    332 25-Sep-32
    333 25-Oct-32
    334 25-Nov-32
    335 25-Dec-32
    336 25-Jan-33
    337 25-Feb-33
    338 25-Mar-33
    339 25-Apr-33
    340 25-May-33
    341 25-Jun-33
    342 25-Jul-33
    343 25-Aug-33
    344 25-Sep-33
    345 25-Oct-33
    346 25-Nov-33
    347 25-Dec-33
    348 25-Jan-34
    349 25-Feb-34
    350 25-Mar-34
    351 25-Apr-34
    352 25-May-34
    353 25-Jun-34
    354 25-Jul-34
    355 25-Aug-34
    356 25-Sep-34
    357 25-Oct-34
    358 25-Nov-34


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be
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do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE1


                  Forward Curve              Forward Curve + 150bps

          Month    1mL      6mL                 1mL        6mL
          1       2.49081  2.83400              3.99081    4.33400
          2       2.63165  2.93940              4.13165    4.43940
          3       2.79617  3.02994              4.29617    4.52994
          4       2.91991  3.11031              4.41991    4.61031
          5       2.98357  3.17237              4.48357    4.67237
          6       3.05659  3.23445              4.55659    4.73445
          7       3.13005  3.30279              4.63005    4.80279
          8       3.18850  3.35474              4.68850    4.85474
          9       3.24941  3.40342              4.74941    4.90342
          10      3.30549  3.45355              4.80549    4.95355
          11      3.35228  3.49779              4.85228    4.99779
          12      3.44806  3.54064              4.94806    5.04064
          13      3.44227  3.57183              4.94227    5.07183
          14      3.48600  3.60811              4.98600    5.10811
          15      3.53385  3.64232              5.03385    5.14232
          16      3.57422  3.67135              5.07422    5.17135
          17      3.60325  3.69978              5.10325    5.19978
          18      3.62846  3.72996              5.12846    5.22996
          19      3.65538  3.75770              5.15538    5.25770
          20      3.68612  3.78838              5.18612    5.28838
          21      3.71212  3.81666              5.21212    5.31666
          22      3.73989  3.84442              5.23989    5.34442
          23      3.77396  3.87196              5.27396    5.37196
          24      3.80724  3.90001              5.30724    5.40001
          25      3.83597  3.92193              5.33597    5.42193
          26      3.85643  3.94566              5.35643    5.44566
          27      3.87683  3.97016              5.37683    5.47016
          28      3.89959  3.99418              5.39959    5.49418
          29      3.92458  4.01990              5.42458    5.51990
          30      3.94768  4.04682              5.44768    5.54682
          31      3.97229  4.07271              5.47229    5.57271
          32      3.99871  4.10176              5.49871    5.60176
          33      4.02401  4.12866              5.52401    5.62866
          34      4.05059  4.15514              5.55059    5.65514
          35      4.07821  4.18287              5.57821    5.68287
          36      4.10574  4.21128              5.60574    5.71128
          37      4.13512  4.23862              5.63512    5.73862
          38      4.16219  4.26920              5.66219    5.76920
          39      4.18824  4.29458              5.68824    5.79458
          40      4.21481  4.32120              5.71481    5.82120
          41      4.24211  4.34925              5.74211    5.84925
          42      4.26873  4.37521              5.76873    5.87521
          43      4.29774  4.40270              5.79774    5.90270
          44      4.32314  4.43131              5.82314    5.93131
          45      4.34868  4.45694              5.84868    5.95694
          46      4.37579  4.48533              5.87579    5.98533
          47      4.40107  4.51565              5.90107    6.01565
          48      4.42976  4.54168              5.92976    6.04168
          49      4.45928  4.56896              5.95928    6.06896
          50      4.48575  4.59684              5.98575    6.09684
          51      4.51314  4.62203              6.01314    6.12203
          52      4.54165  4.64686              6.04165    6.14686
          53      4.56603  4.67175              6.06603    6.17175
          54      4.59040  4.69466              6.09040    6.19466
          55      4.61560  4.72014              6.11560    6.22014
          56      4.63880  4.74353              6.13880    6.24353
          57      4.66102  4.76647              6.16102    6.26647
          58      4.68311  4.79202              6.18311    6.29202
          59      4.70403  4.81796              6.20403    6.31796
          60      4.73231  4.84323              6.23231    6.34323
          61      4.75916  4.86784              6.25916    6.36784
          62      4.78339  4.89134              6.28339    6.39134
          63      4.80846  4.91344              6.30846    6.41344
          64      4.83242  4.93490              6.33242    6.43490
          65      4.85425  4.95301              6.35425    6.45301
          66      4.87469  4.97041              6.37469    6.47041
          67      4.89441  4.98879              6.39441    6.48879
          68      4.91270  5.00612              6.41270    6.50612
          69      4.93014  5.02245              6.43014    6.52245
          70      4.94428  5.04316              6.44428    6.54316
          71      4.95819  5.05989              6.45819    6.55989
          72      4.97833  5.07982              6.47833    6.57982
          73      4.99884  5.09991              6.49884    6.59991
          74      5.01718  5.11723              6.51718    6.61723
          75      5.03876  5.13513              6.53876    6.63513
          76      5.05462  5.15172              6.55462    6.65172
          77      5.07266  5.16743              6.57266    6.66743
          78      5.09021  5.18194              6.59021    6.68194
          79      5.10492  5.19675              6.60492    6.69675
          80      5.12033  5.21216              6.62033    6.71216
          81      5.13464  5.22625              6.63464    6.72625
          82      5.14750  5.24191              6.64750    6.74191
          83      5.15983  5.25740              6.65983    6.75740
          84      5.17593  5.27516              6.67593    6.77516
          85      5.19304  5.28935              6.69304    6.78935
          86      5.20832  5.30489              6.70832    6.80489
          87      5.22458  5.32077              6.72458    6.82077
          88      5.23944  5.33397              6.73944    6.83397
          89      5.25575  5.34801              6.75575    6.84801
          90      5.26798  5.36098              6.76798    6.86098
          91      5.28230  5.37421              6.78230    6.87421
          92      5.29619  5.38898              6.79619    6.88898
          93      5.30755  5.40063              6.80755    6.90063
          94      5.32013  5.41367              6.82013    6.91367
          95      5.33189  5.42719              6.83189    6.92719
          96      5.34549  5.44219              6.84549    6.94219
          97      5.36198  5.45518              6.86198    6.95518
          98      5.37427  5.46834              6.87427    6.96834
          99      5.38754  5.48190              6.88754    6.98190
          100     5.40079  5.49417              6.90079    6.99417
          101     5.41458  5.50751              6.91458    7.00751
          102     5.42562  5.51690              6.92562    7.01690
          103     5.43797  5.52858              6.93797    7.02858
          104     5.44937  5.54039              6.94937    7.04039
          105     5.45966  5.54983              6.95966    7.04983
          106     5.47140  5.56088              6.97140    7.06088
          107     5.47904  5.57143              6.97904    7.07143
          108     5.49105  5.58410              6.99105    7.08410
          109     5.50357  5.59547              7.00357    7.09547
          110     5.51333  5.60839              7.01333    7.10839
          111     5.52517  5.61971              7.02517    7.11971
          112     5.53647  5.63110              7.03647    7.13110
          113     5.54832  5.64366              7.04832    7.14366
          114     5.55924  5.65405              7.05924    7.15405
          115     5.57217  5.66636              7.07217    7.16636
          116     5.58183  5.67843              7.08183    7.17843
          117     5.59302  5.68983              7.09302    7.18983
          118     5.60513  5.70315              7.10513    7.20315
          119     5.61492  5.71732              7.11492    7.21732
          120     5.62939  5.72876              7.12939    7.22876
          121     5.64375  5.74027              7.14375    7.24027
          122     5.65514  5.75198              7.15514    7.25198
          123     5.66824  5.76227              7.16824    7.26227
          124     5.68084  5.77073              7.18084    7.27073
          125     5.68876  5.77808              7.18876    7.27808
          126     5.69837  5.78549              7.19837    7.28549
          127     5.70760  5.79367              7.20760    7.29367
          128     5.71399  5.79895              7.21399    7.29895
          129     5.72007  5.80510              7.22007    7.30510
          130     5.72571  5.81389              7.22571    7.31389
          131     5.72960  5.81975              7.22960    7.31975
          132     5.73870  5.82820              7.23870    7.32820
          133     5.74566  5.83610              7.24566    7.33610
          134     5.75350  5.84316              7.25350    7.34316
          135     5.76333  5.85102              7.26333    7.35102
          136     5.76849  5.85704              7.26849    7.35704
          137     5.77671  5.86389              7.27671    7.36389
          138     5.78406  5.86925              7.28406    7.36925
          139     5.78894  5.87467              7.28894    7.37467
          140     5.79565  5.88126              7.29565    7.38126
          141     5.80122  5.88544              7.30122    7.38544
          142     5.80583  5.89204              7.30583    7.39204
          143     5.81049  5.89746              7.31049    7.39746
          144     5.81690  5.90424              7.31690    7.40424
          145     5.82344  5.91064              7.32344    7.41064
          146     5.82813  5.91632              7.32813    7.41632
          147     5.83611  5.92477              7.33611    7.42477
          148     5.84078  5.92868              7.34078    7.42868
          149     5.84759  5.93593              7.34759    7.43593
          150     5.85353  5.94232              7.35353    7.44232
          151     5.85878  5.94689              7.35878    7.44689
          152     5.86599  5.95430              7.36599    7.45430
          153     5.86909  5.95916              7.36909    7.45916
          154     5.87628  5.96802              7.37628    7.46802
          155     5.88198  5.97481              7.38198    7.47481
          156     5.88901  5.98318              7.38901    7.48318
          157     5.89980  5.98896              7.39980    7.48896
          158     5.90639  5.99393              7.40639    7.49393
          159     5.91453  5.99920              7.41453    7.49920
          160     5.91958  6.00023              7.41958    7.50023
          161     5.92524  6.00126              7.42524    7.50126
          162     5.92547  5.99937              7.42547    7.49937
          163     5.92812  5.99896              7.42812    7.49896
          164     5.92842  5.99847              7.42842    7.49847
          165     5.92535  5.99520              7.42535    7.49520
          166     5.92334  5.99431              7.42334    7.49431
          167     5.91901  5.99341              7.41901    7.49341
          168     5.91798  5.99420              7.41798    7.49420
          169     5.92067  5.99397              7.42067    7.49397
          170     5.91906  5.99286              7.41906    7.49286
          171     5.91996  5.99381              7.41996    7.49381
          172     5.92052  5.99343              7.42052    7.49343
          173     5.92118  5.99356              7.42118    7.49356
          174     5.91904  5.98997              7.41904    7.48997
          175     5.91896  5.98946              7.41896    7.48946
          176     5.91749  5.98879              7.41749    7.48879
          177     5.91518  5.98658              7.41518    7.48658
          178     5.91434  5.98683              7.41434    7.48683
          179     5.90944  5.98713              7.40944    7.48713
          180     5.91108  5.98786              7.41108    7.48786
          181     5.91278  5.98822              7.41278    7.48822
          182     5.91186  5.98895              7.41186    7.48895
          183     5.91417  5.99046              7.41417    7.49046
          184     5.91593  5.99038              7.41593    7.49038
          185     5.91412  5.98968              7.41412    7.48968
          186     5.91554  5.99078              7.41554    7.49078
          187     5.91684  5.99223              7.41684    7.49223
          188     5.91607  5.99059              7.41607    7.49059
          189     5.91612  5.98931              7.41612    7.48931
          190     5.91651  5.98935              7.41651    7.48935
          191     5.91580  5.98875              7.41580    7.48875
          192     5.91686  5.98802              7.41686    7.48802
          193     5.91440  5.98563              7.41440    7.48563
          194     5.91330  5.98560              7.41330    7.48560
          195     5.91399  5.98594              7.41399    7.48594
          196     5.91305  5.98507              7.41305    7.48507
          197     5.91149  5.98266              7.41149    7.48266
          198     5.91030  5.98108              7.41030    7.48108
          199     5.90944  5.98028              7.40944    7.48028
          200     5.90792  5.97790              7.40792    7.47790
          201     5.90672  5.97447              7.40672    7.47447
          202     5.90349  5.97264              7.40349    7.47264
          203     5.90212  5.96998              7.40212    7.46998
          204     5.90099  5.96800              7.40099    7.46800
          205     5.89779  5.96526              7.39779    7.46526
          206     5.89461  5.96211              7.39461    7.46211
          207     5.89454  5.96077              7.39454    7.46077
          208     5.88952  5.95660              7.38952    7.45660
          209     5.88830  5.95454              7.38830    7.45454
          210     5.88579  5.95073              7.38579    7.45073
          211     5.88131  5.94666              7.38131    7.44666
          212     5.87915  5.94407              7.37915    7.44407
          213     5.87577  5.93899              7.37577    7.43899
          214     5.87184  5.93544              7.37184    7.43544
          215     5.86830  5.93104              7.36830    7.43104
          216     5.86503  5.92734              7.36503    7.42734
          217     5.86109  5.92293              7.36109    7.42293
          218     5.85578  5.91797              7.35578    7.41797
          219     5.85359  5.91574              7.35359    7.41574
          220     5.84787  5.90914              7.34787    7.40914
          221     5.84445  5.90566              7.34445    7.40566
          222     5.83980  5.90131              7.33980    7.40131
          223     5.83461  5.89446              7.33461    7.39446
          224     5.83100  5.88959              7.33100    7.38959
          225     5.82365  5.88288              7.32365    7.38288
          226     5.82047  5.87810              7.32047    7.37810
          227     5.81530  5.87128              7.31530    7.37128
          228     5.80715  5.86451              7.30715    7.36451
          229     5.80372  5.85988              7.30372    7.35988
          230     5.79792  5.85358              7.29792    7.35358
          231     5.79124  5.84712              7.29124    7.34712
          232     5.78592  5.84131              7.28592    7.34131
          233     5.78062  5.83585              7.28062    7.33585
          234     5.77297  5.82732              7.27297    7.32732
          235     5.76759  5.82148              7.26759    7.32148
          236     5.76094  5.81479              7.26094    7.31479
          237     5.75379  5.80668              7.25379    7.30668
          238     5.74811  5.79990              7.24811    7.29990
          239     5.73886  5.79147              7.23886    7.29147
          240     5.73360  5.78638              7.23360    7.28638
          241     5.72714  5.77936              7.22714    7.27936
          242     5.71885  5.77295              7.21885    7.27295
          243     5.71360  5.76750              7.21360    7.26750
          244     5.70735  5.76139              7.20735    7.26139
          245     5.70156  5.75611              7.20156    7.25611
          246     5.69499  5.74931              7.19499    7.24931
          247     5.69013  5.74391              7.19013    7.24391
          248     5.68235  5.73698              7.18235    7.23698
          249     5.67721  5.73128              7.17721    7.23128
          250     5.67235  5.72623              7.17235    7.22623
          251     5.66547  5.72058              7.16547    7.22058
          252     5.66103  5.71558              7.16103    7.21558
          253     5.65563  5.70998              7.15563    7.20998
          254     5.64927  5.70524              7.14927    7.20524
          255     5.64568  5.70147              7.14568    7.20147
          256     5.64099  5.69623              7.14099    7.19623
          257     5.63482  5.69096              7.13482    7.19096
          258     5.63067  5.68700              7.13067    7.18700
          259     5.62685  5.68376              7.12685    7.18376
          260     5.62140  5.67811              7.12140    7.17811
          261     5.61708  5.67322              7.11708    7.17322
          262     5.61324  5.66959              7.11324    7.16959
          263     5.60865  5.66556              7.10865    7.16556
          264     5.60578  5.66178              7.10578    7.16178
          265     5.60005  5.65660              7.10005    7.15660
          266     5.59606  5.65394              7.09606    7.15394
          267     5.59379  5.65189              7.09379    7.15189
          268     5.59014  5.64885              7.09014    7.14885
          269     5.58624  5.64477              7.08624    7.14477
          270     5.58294  5.64168              7.08294    7.14168
          271     5.58014  5.63949              7.08014    7.13949
          272     5.57696  5.63616              7.07696    7.13616
          273     5.57429  5.63255              7.07429    7.13255
          274     5.57012  5.62976              7.07012    7.12976
          275     5.56787  5.62734              7.06787    7.12734
          276     5.56603  5.62535              7.06603    7.12535
          277     5.56259  5.62254              7.06259    7.12254
          278     5.55981  5.62039              7.05981    7.12039
          279     5.55879  5.62003              7.05879    7.12003
          280     5.55531  5.61637              7.05531    7.11637
          281     5.55412  5.61544              7.05412    7.11544
          282     5.55213  5.61411              7.05213    7.11411
          283     5.54985  5.61167              7.04985    7.11167
          284     5.54935  5.61063              7.04935    7.11063
          285     5.54560  5.60710              7.04560    7.10710
          286     5.54543  5.60720              7.04543    7.10720
          287     5.54443  5.60565              7.04443    7.10565
          288     5.54189  5.60501              7.04189    7.10501
          289     5.54161  5.60376              7.04161    7.10376
          290     5.53933  5.60298              7.03933    7.10298
          291     5.53971  5.60408              7.03971    7.10408
          292     5.53848  5.60268              7.03848    7.10268
          293     5.53904  5.60270              7.03904    7.10270
          294     5.53633  5.60151              7.03633    7.10151
          295     5.53716  5.60164              7.03716    7.10164
          296     5.53723  5.60093              7.03723    7.10093
          297     5.53573  5.59714              7.03573    7.09714
          298     5.53647  5.59444              7.03647    7.09444
          299     5.53635  5.59050              7.03635    7.09050
          300     5.53272  5.58656              7.03272    7.08656
          301     5.52931  5.58192              7.02931    7.08192
          302     5.52277  5.57661              7.02277    7.07661
          303     5.51917  5.57391              7.01917    7.07391
          304     5.51552  5.57045              7.01552    7.07045
          305     5.51221  5.56771              7.01221    7.06771
          306     5.50696  5.56228              7.00696    7.06228
          307     5.50400  5.55952              7.00400    7.05952
          308     5.50018  5.55627              7.00018    7.05627
          309     5.49612  5.55167              6.99612    7.05167
          310     5.49373  5.54840              6.99373    7.04840
          311     5.48823  5.54381              6.98823    7.04381
          312     5.48629  5.54209              6.98629    7.04209
          313     5.48341  5.53868              6.98341    7.03868
          314     5.47871  5.53605              6.97871    7.03605
          315     5.47673  5.53391              6.97673    7.03391
          316     5.47391  5.53131              6.97391    7.03131
          317     5.47158  5.52959              6.97158    7.02959
          318     5.46853  5.52638              6.96853    7.02638
          319     5.46717  5.52451              6.96717    7.02451
          320     5.46306  5.52138              6.96306    7.02138
          321     5.46126  5.51942              6.96126    7.01942
          322     5.45987  5.51790              6.95987    7.01790
          323     5.45656  5.51558              6.95656    7.01558
          324     5.45546  5.51434              6.95546    7.01434
          325     5.45358  5.51232              6.95358    7.01232
          326     5.45105  5.51081              6.95105    7.01081
          327     5.45028  5.51030              6.95028    7.01030
          328     5.44874  5.50942              6.94874    7.00942
          329     5.44693  5.50746              6.94693    7.00746
          330     5.44567  5.50645              6.94567    7.00645
          331     5.44490  5.50636              6.94490    7.00636
          332     5.44383  5.50514              6.94383    7.00514
          333     5.44326  5.50323              6.94326    7.00323
          334     5.44119  5.50304              6.94119    7.00304
          335     5.44091  5.50220              6.94091    7.00220
          336     5.44111  5.50228              6.94111    7.00228
          337     5.43978  5.50205              6.93978    7.00205
          338     5.43860  5.50153              6.93860    7.00153
          339     5.44038  5.50279              6.94038    7.00279
          340     5.43816  5.50208              6.93816    7.00208
          341     5.43934  5.50314              6.93934    7.00314
          342     5.43981  5.50307              6.93981    7.00307
          343     5.43876  5.50313              6.93876    7.00313
          344     5.43986  5.50454              6.93986    7.00454
          345     5.44026  5.50395              6.94026    7.00395
          346     5.44037  5.50521              6.94037    7.00521
          347     5.44098  5.50568              6.94098    7.00568
          348     5.44212  5.50714              6.94212    7.00714
          349     5.44299  5.50831              6.94299    7.00831
          350     5.44268  5.50916              6.94268    7.00916
          351     5.44538  5.51264              6.94538    7.01264
          352     5.44533  5.51243              6.94533    7.01243
          353     5.44742  5.51486              6.94742    7.01486
          354     5.44885  5.51705              6.94885    7.01705
          355     5.44995  5.51780              6.94995    7.01780
          356     5.45288  5.51958              6.95288    7.01958
          357     5.45256  5.51863              6.95256    7.01863
          358     5.45560  5.52066              6.95560    7.02066
          359     5.45799  5.52077              6.95799    7.02077
          360     5.45749  5.52138              6.95749    7.02138
          361     5.45842  5.52101              6.95842    7.02101


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their
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contained in this material may not pertain to any securities that will actually
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contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in
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without Goldman Sachs imposing any limitation of any kind.

-------------------------------------------------------------------------------

GSAMP 2005-HE1 -- Computational Materials for Terwin (external)

By Servicer    percent    Count       Balance       Avg Balance   GrossWAC
Chase           55.0917     329    $88,776,456.54   $269,837.25    6.95669
Countrywide     37.6716     239    $60,705,174.07   $253,996.54     6.5383
Ocwen           7.23669      65    $11,661,427.01   $179,406.57    6.97703
Total:              100     633   $161,143,057.62   $254,570.39    6.80055

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 05-HE1 - A2B -- Cashflow

Prepay: Fixed - 8CPR; Arm - 25CPR
Forward curve + 300bps
no losses. To maturity

Period        Date        Principal        Interest        Cash Flow          Balance   Accrued Interest   Couponcap Shortfall
------   ---------   --------------   -------------   --------------   --------------   ----------------   -------------------
Total                118,120,000.00   32,522,979.63   150,642,979.63                       32,522,979.63             18,072.90

     0   27-Jan-05                0               0                0   118,120,000.00                  0                     0
     1   25-Feb-05             0.00      547,202.35       547,202.35   118,120,000.00         547,202.35                  0.00
     2   25-Mar-05             0.00      541,272.43       541,272.43   118,120,000.00         541,272.43                  0.00
     3   25-Apr-05             0.00      615,999.97       615,999.97   118,120,000.00         615,999.97                  0.00
     4   25-May-05             0.00      608,309.14       608,309.14   118,120,000.00         608,309.14                  0.00
     5   25-Jun-05             0.00      635,061.25       635,061.25   118,120,000.00         635,061.25                  0.00
     6   25-Jul-05             0.00      621,763.01       621,763.01   118,120,000.00         621,763.01                  0.00
     7   25-Aug-05             0.00      649,960.39       649,960.39   118,120,000.00         649,960.39                  0.00
     8   25-Sep-05             0.00      655,905.60       655,905.60   118,120,000.00         655,905.60                  0.00
     9   25-Oct-05             0.00      640,742.92       640,742.92   118,120,000.00         640,742.92                  0.00
    10   25-Nov-05             0.00      667,805.17       667,805.17   118,120,000.00         667,805.17                  0.00
    11   25-Dec-05             0.00      650,868.76       650,868.76   118,120,000.00         650,868.76                  0.00
    12   25-Jan-06             0.00      682,306.60       682,306.60   118,120,000.00         682,306.60                  0.00
    13   25-Feb-06             0.00      681,717.67       681,717.67   118,120,000.00         681,717.67                  0.00
    14   25-Mar-06             0.00      619,762.52       619,762.52   118,120,000.00         619,762.52                  0.00
    15   25-Apr-06             0.00      691,032.68       691,032.68   118,120,000.00         691,032.68                  0.00
    16   25-May-06             0.00      672,715.06       672,715.06   118,120,000.00         672,715.06                  0.00
    17   25-Jun-06             0.00      698,091.66       698,091.66   118,120,000.00         698,091.66              2,207.99
    18   25-Jul-06             0.00      678,054.08       678,054.08   118,120,000.00         678,054.08                  0.00
    19   25-Aug-06             0.00      703,394.03       703,394.03   118,120,000.00         703,394.03              6,943.82
    20   25-Sep-06             0.00      706,520.74       706,520.74   118,120,000.00         706,520.74              8,921.09
    21   25-Oct-06             0.00      686,289.01       686,289.01   118,120,000.00         686,289.01                  0.00
    22   25-Nov-06             0.00      711,989.92       711,989.92   118,120,000.00         711,989.92                  0.00
    23   25-Dec-06             0.00      692,376.13       692,376.13   118,120,000.00         692,376.13                  0.00
    24   25-Jan-07             0.00      718,840.39       718,840.39   118,120,000.00         718,840.39                  0.00
    25   25-Feb-07             0.00      721,762.65       721,762.65   118,120,000.00         721,762.65                  0.00
    26   25-Mar-07             0.00      653,794.33       653,794.33   118,120,000.00         653,794.33                  0.00
    27   25-Apr-07       326,249.29      725,918.70     1,052,167.99   117,793,750.71         725,918.70                  0.00
    28   25-May-07     5,746,501.34      702,795.80     6,449,297.14   112,047,249.37         702,795.80                  0.00
    29   25-Jun-07     5,617,801.47      693,205.15     6,311,006.61   106,429,447.90         693,205.15                  0.00
    30   25-Jul-07     5,492,130.10      639,257.84     6,131,387.93   100,937,317.80         639,257.84                  0.00
    31   25-Aug-07     5,369,397.24      628,617.96     5,998,015.20    95,567,920.57         628,617.96                  0.00
    32   25-Sep-07     5,249,440.61      597,352.62     5,846,793.24    90,318,479.95         597,352.62                  0.00
    33   25-Oct-07     5,110,905.17      548,233.93     5,659,139.09    85,207,574.79         548,233.93                  0.00
    34   25-Nov-07     4,992,214.14      536,401.30     5,528,615.44    80,215,360.65         536,401.30                  0.00
    35   25-Dec-07     4,881,675.80      490,530.97     5,372,206.77    75,333,684.85         490,530.97                  0.00
    36   25-Jan-08     4,773,721.89      477,820.51     5,251,542.40    70,559,962.96         477,820.51                  0.00
    37   25-Feb-08             0.00      449,327.26       449,327.26    70,559,962.96         449,327.26                  0.00
    38   25-Mar-08             0.00      421,877.06       421,877.06    70,559,962.96         421,877.06                  0.00
    39   25-Apr-08     1,894,224.96      452,554.82     2,346,779.78    68,665,738.00         452,554.82                  0.00
    40   25-May-08     2,540,233.55      427,719.45     2,967,953.00    66,125,504.45         427,719.45                  0.00
    41   25-Jun-08     2,484,493.97      427,180.70     2,911,674.67    63,641,010.48         427,180.70                  0.00
    42   25-Jul-08     2,430,052.20      399,279.99     2,829,332.19    61,210,958.28         399,279.99                  0.00
    43   25-Aug-08     2,376,871.58      398,364.22     2,775,235.80    58,834,086.69         398,364.22                  0.00
    44   25-Sep-08     2,324,899.66      384,182.24     2,709,081.90    56,509,187.03         384,182.24                  0.00
    45   25-Oct-08     2,272,507.93      358,300.27     2,630,808.20    54,236,679.10         358,300.27                  0.00
    46   25-Nov-08     2,222,486.07      356,620.46     2,579,106.53    52,014,193.03         356,620.46                  0.00
    47   25-Dec-08     2,174,148.27      332,070.31     2,506,218.58    49,840,044.76         332,070.31                  0.00
    48   25-Jan-09     2,126,927.22      330,027.71     2,456,954.93    47,713,117.54         330,027.71                  0.00
    49   25-Feb-09     2,080,796.65      317,156.62     2,397,953.27    45,632,320.89         317,156.62                  0.00
    50   25-Mar-09     2,035,728.47      274,910.65     2,310,639.12    43,596,592.42         274,910.65                  0.00
    51   25-Apr-09     1,990,805.64      291,815.41     2,282,621.06    41,605,786.77         291,815.41                  0.00
    52   25-May-09     1,947,461.05      270,494.82     2,217,955.87    39,658,325.72         270,494.82                  0.00
    53   25-Jun-09     1,905,492.71      267,260.68     2,172,753.39    37,752,833.02         267,260.68                  0.00
    54   25-Jul-09     1,864,972.45      246,979.03     2,111,951.48    35,887,860.57         246,979.03                  0.00
    55   25-Aug-09     1,824,910.15      243,383.10     2,068,293.24    34,062,950.42         243,383.10                  0.00
    56   25-Sep-09     1,785,790.65      231,687.48     2,017,478.13    32,277,159.77         231,687.48                  0.00
    57   25-Oct-09     1,749,303.58      213,056.69     1,962,360.27    30,527,856.20         213,056.69                  0.00
    58   25-Nov-09     1,712,720.66      208,807.49     1,921,528.15    28,815,135.53         208,807.49                  0.00
    59   25-Dec-09     1,676,160.44      191,237.17     1,867,397.61    27,138,975.10         191,237.17                  0.00
    60   25-Jan-10     1,640,412.88      186,777.67     1,827,190.55    25,498,562.21         186,777.67                  0.00
    61   25-Feb-10     1,605,485.92      176,077.46     1,781,563.38    23,893,076.30         176,077.46                  0.00
    62   25-Mar-10     1,571,360.27      149,474.37     1,720,834.64    22,321,716.03         149,474.37                  0.00
    63   25-Apr-10     1,537,958.73      155,087.72     1,693,046.46    20,783,757.30         155,087.72                  0.00
    64   25-May-10     1,505,381.80      140,159.08     1,645,540.88    19,278,375.49         140,159.08                  0.00
    65   25-Jun-10     1,473,551.41      134,703.23     1,608,254.64    17,804,824.08         134,703.23                  0.00
    66   25-Jul-10     1,442,449.63      120,697.27     1,563,146.90    16,362,374.46         120,697.27                  0.00
    67   25-Aug-10     1,412,059.34      114,894.19     1,526,953.53    14,950,315.11         114,894.19                  0.00
    68   25-Sep-10     1,382,363.88      105,214.38     1,487,578.26    13,567,951.23         105,214.38                  0.00
    69   25-Oct-10     1,353,310.82       92,602.85     1,445,913.67    12,214,640.41          92,602.85                  0.00
    70   25-Nov-10     1,324,957.72       86,293.95     1,411,251.67    10,889,682.69          86,293.95                  0.00
    71   25-Dec-10     1,297,251.92       74,577.90     1,371,829.83     9,592,430.76          74,577.90                  0.00
    72   25-Jan-11     1,270,177.98       68,049.83     1,338,227.81     8,322,252.78          68,049.83                  0.00
    73   25-Feb-11     1,243,721.08       59,186.02     1,302,907.10     7,078,531.71          59,186.02                  0.00
    74   25-Mar-11     1,217,866.76       45,570.22     1,263,436.98     5,860,664.95          45,570.22                  0.00
    75   25-Apr-11     1,192,583.00       41,881.22     1,234,464.22     4,668,081.94          41,881.22                  0.00
    76   25-May-11     1,167,892.36       32,344.44     1,200,236.80     3,500,189.58          32,344.44                  0.00
    77   25-Jun-11     1,143,763.12       25,115.07     1,168,878.19     2,356,426.46          25,115.07                  0.00
    78   25-Jul-11     1,120,181.94       16,397.21     1,136,579.15     1,236,244.52          16,397.21                  0.00
    79   25-Aug-11     1,097,135.98        8,904.82     1,106,040.80       139,108.55           8,904.82                  0.00
    80   25-Sep-11       139,108.55        1,003.86       140,112.41             0.00           1,003.86                  0.00

Period   Couponcap Accum Shortfall   Couponcap Shortfall Payback   Capped Optimal Interest   Coupon   Effective Coupon
------   -------------------------   ---------------------------   -----------------------   ------   ----------------
Total                                                  18,072.90             32,504,906.73

     0                           0                             0                         0        0                  0
     1                        0.00                          0.00                547,202.35   5.75081           5.75081
     2                        0.00                          0.00                541,272.43   5.89165           5.89165
     3                        0.00                          0.00                615,999.97   6.05617           6.05617
     4                        0.00                          0.00                608,309.14   6.17991           6.17991
     5                        0.00                          0.00                635,061.25   6.24357           6.24357
     6                        0.00                          0.00                621,763.01   6.31659           6.31659
     7                        0.00                          0.00                649,960.39   6.39005           6.39005
     8                        0.00                          0.00                655,905.60   6.44850           6.44850
     9                        0.00                          0.00                640,742.92   6.50941           6.50941
    10                        0.00                          0.00                667,805.17   6.56549           6.56549
    11                        0.00                          0.00                650,868.76   6.61228           6.61228
    12                        0.00                          0.00                682,306.60   6.70806           6.70806
    13                        0.00                          0.00                681,717.67   6.70227           6.70227
    14                        0.00                          0.00                619,762.52   6.74600           6.74600
    15                        0.00                          0.00                691,032.68   6.79385           6.79385
    16                        0.00                          0.00                672,715.06   6.83422           6.83422
    17                        0.00                      2,207.99                695,883.67   6.86325           6.86325
    18                        0.00                          0.00                678,054.08   6.88846           6.88846
    19                        0.00                      6,943.82                696,450.21   6.91538           6.91538
    20                        0.00                      8,921.09                697,599.65   6.94612           6.94612
    21                        0.00                          0.00                686,289.01   6.97212           6.97212
    22                        0.00                          0.00                711,989.92   6.99989           6.99989
    23                        0.00                          0.00                692,376.13   7.03396           7.03396
    24                        0.00                          0.00                718,840.39   7.06724           7.06724
    25                        0.00                          0.00                721,762.65   7.09597           7.09597
    26                        0.00                          0.00                653,794.33   7.11643           7.11643
    27                        0.00                          0.00                725,918.70   7.13683           7.13683
    28                        0.00                          0.00                702,795.80   7.15959           7.15959
    29                        0.00                          0.00                693,205.15   7.18458           7.18458
    30                        0.00                          0.00                639,257.84   7.20768           7.20768
    31                        0.00                          0.00                628,617.96   7.23229           7.23229
    32                        0.00                          0.00                597,352.62   7.25871           7.25871
    33                        0.00                          0.00                548,233.93   7.28401           7.28401
    34                        0.00                          0.00                536,401.30   7.31059           7.31059
    35                        0.00                          0.00                490,530.97   7.33821           7.33821
    36                        0.00                          0.00                477,820.51   7.36574           7.36574
    37                        0.00                          0.00                449,327.26   7.39512           7.39512
    38                        0.00                          0.00                421,877.06   7.42219           7.42219
    39                        0.00                          0.00                452,554.82   7.44824           7.44824
    40                        0.00                          0.00                427,719.45   7.47481           7.47481
    41                        0.00                          0.00                427,180.70   7.50211           7.50211
    42                        0.00                          0.00                399,279.99   7.52873           7.52873
    43                        0.00                          0.00                398,364.22   7.55774           7.55774
    44                        0.00                          0.00                384,182.24   7.58314           7.58314
    45                        0.00                          0.00                358,300.27   7.60868           7.60868
    46                        0.00                          0.00                356,620.46   7.63579           7.63579
    47                        0.00                          0.00                332,070.31   7.66107           7.66107
    48                        0.00                          0.00                330,027.71   7.68976           7.68976
    49                        0.00                          0.00                317,156.62   7.71928           7.71928
    50                        0.00                          0.00                274,910.65   7.74575           7.74575
    51                        0.00                          0.00                291,815.41   7.77314           7.77314
    52                        0.00                          0.00                270,494.82   7.80165           7.80165
    53                        0.00                          0.00                267,260.68   7.82603           7.82603
    54                        0.00                          0.00                246,979.03   7.85040           7.85040
    55                        0.00                          0.00                243,383.10   7.87560           7.87560
    56                        0.00                          0.00                231,687.48   7.89880           7.89880
    57                        0.00                          0.00                213,056.69   7.92102           7.92102
    58                        0.00                          0.00                208,807.49   7.94311           7.94311
    59                        0.00                          0.00                191,237.17   7.96403           7.96403
    60                        0.00                          0.00                186,777.67   7.99231           7.99231
    61                        0.00                          0.00                176,077.46   8.01916           8.01916
    62                        0.00                          0.00                149,474.37   8.04339           8.04339
    63                        0.00                          0.00                155,087.72   8.06846           8.06846
    64                        0.00                          0.00                140,159.08   8.09242           8.09242
    65                        0.00                          0.00                134,703.23   8.11425           8.11425
    66                        0.00                          0.00                120,697.27   8.13469           8.13469
    67                        0.00                          0.00                114,894.19   8.15441           8.15441
    68                        0.00                          0.00                105,214.38   8.17270           8.17270
    69                        0.00                          0.00                 92,602.85   8.19014           8.19014
    70                        0.00                          0.00                 86,293.95   8.20428           8.20428
    71                        0.00                          0.00                 74,577.90   8.21819           8.21819
    72                        0.00                          0.00                 68,049.83   8.23833           8.23833
    73                        0.00                          0.00                 59,186.02   8.25884           8.25884
    74                        0.00                          0.00                 45,570.22   8.27718           8.27718
    75                        0.00                          0.00                 41,881.22   8.29876           8.29876
    76                        0.00                          0.00                 32,344.44   8.31462           8.31462
    77                        0.00                          0.00                 25,115.07   8.33266           8.33266
    78                        0.00                          0.00                 16,397.21   8.35021           8.35021
    79                        0.00                          0.00                  8,904.82   8.36492           8.36492
    80                        0.00                          0.00                  1,003.86   8.38033           8.38033

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their
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

GSAMP 05-HE1

        Forward Curve       Fwd Curve + 300bps

Month   1mL       6mL       1mL       6mL
-----   -------   -------   -------   -------
    1   2.49081   2.83400   5.49081   5.83400
    2   2.63165   2.93940   5.63165   5.93940
    3   2.79617   3.02994   5.79617   6.02994
    4   2.91991   3.11031   5.91991   6.11031
    5   2.98357   3.17237   5.98357   6.17237
    6   3.05659   3.23445   6.05659   6.23445
    7   3.13005   3.30279   6.13005   6.30279
    8   3.18850   3.35474   6.18850   6.35474
    9   3.24941   3.40342   6.24941   6.40342
   10   3.30549   3.45355   6.30549   6.45355
   11   3.35228   3.49779   6.35228   6.49779
   12   3.44806   3.54064   6.44806   6.54064
   13   3.44227   3.57183   6.44227   6.57183
   14   3.48600   3.60811   6.48600   6.60811
   15   3.53385   3.64232   6.53385   6.64232
   16   3.57422   3.67135   6.57422   6.67135
   17   3.60325   3.69978   6.60325   6.69978
   18   3.62846   3.72996   6.62846   6.72996
   19   3.65538   3.75770   6.65538   6.75770
   20   3.68612   3.78838   6.68612   6.78838
   21   3.71212   3.81666   6.71212   6.81666
   22   3.73989   3.84442   6.73989   6.84442
   23   3.77396   3.87196   6.77396   6.87196
   24   3.80724   3.90001   6.80724   6.90001
   25   3.83597   3.92193   6.83597   6.92193
   26   3.85643   3.94566   6.85643   6.94566
   27   3.87683   3.97016   6.87683   6.97016
   28   3.89959   3.99418   6.89959   6.99418
   29   3.92458   4.01990   6.92458   7.01990
   30   3.94768   4.04682   6.94768   7.04682
   31   3.97229   4.07271   6.97229   7.07271
   32   3.99871   4.10176   6.99871   7.10176
   33   4.02401   4.12866   7.02401   7.12866
   34   4.05059   4.15514   7.05059   7.15514
   35   4.07821   4.18287   7.07821   7.18287
   36   4.10574   4.21128   7.10574   7.21128
   37   4.13512   4.23862   7.13512   7.23862
   38   4.16219   4.26920   7.16219   7.26920
   39   4.18824   4.29458   7.18824   7.29458
   40   4.21481   4.32120   7.21481   7.32120
   41   4.24211   4.34925   7.24211   7.34925
   42   4.26873   4.37521   7.26873   7.37521
   43   4.29774   4.40270   7.29774   7.40270
   44   4.32314   4.43131   7.32314   7.43131
   45   4.34868   4.45694   7.34868   7.45694
   46   4.37579   4.48533   7.37579   7.48533
   47   4.40107   4.51565   7.40107   7.51565
   48   4.42976   4.54168   7.42976   7.54168
   49   4.45928   4.56896   7.45928   7.56896
   50   4.48575   4.59684   7.48575   7.59684
   51   4.51314   4.62203   7.51314   7.62203
   52   4.54165   4.64686   7.54165   7.64686
   53   4.56603   4.67175   7.56603   7.67175
   54   4.59040   4.69466   7.59040   7.69466
   55   4.61560   4.72014   7.61560   7.72014
   56   4.63880   4.74353   7.63880   7.74353
   57   4.66102   4.76647   7.66102   7.76647
   58   4.68311   4.79202   7.68311   7.79202
   59   4.70403   4.81796   7.70403   7.81796
   60   4.73231   4.84323   7.73231   7.84323
   61   4.75916   4.86784   7.75916   7.86784
   62   4.78339   4.89134   7.78339   7.89134
   63   4.80846   4.91344   7.80846   7.91344
   64   4.83242   4.93490   7.83242   7.93490
   65   4.85425   4.95301   7.85425   7.95301
   66   4.87469   4.97041   7.87469   7.97041
   67   4.89441   4.98879   7.89441   7.98879
   68   4.91270   5.00612   7.91270   8.00612
   69   4.93014   5.02245   7.93014   8.02245
   70   4.94428   5.04316   7.94428   8.04316
   71   4.95819   5.05989   7.95819   8.05989
   72   4.97833   5.07982   7.97833   8.07982
   73   4.99884   5.09991   7.99884   8.09991
   74   5.01718   5.11723   8.01718   8.11723
   75   5.03876   5.13513   8.03876   8.13513
   76   5.05462   5.15172   8.05462   8.15172
   77   5.07266   5.16743   8.07266   8.16743
   78   5.09021   5.18194   8.09021   8.18194
   79   5.10492   5.19675   8.10492   8.19675
   80   5.12033   5.21216   8.12033   8.21216
   81   5.13464   5.22625   8.13464   8.22625
   82   5.14750   5.24191   8.14750   8.24191
   83   5.15983   5.25740   8.15983   8.25740
   84   5.17593   5.27516   8.17593   8.27516
   85   5.19304   5.28935   8.19304   8.28935
   86   5.20832   5.30489   8.20832   8.30489
   87   5.22458   5.32077   8.22458   8.32077
   88   5.23944   5.33397   8.23944   8.33397
   89   5.25575   5.34801   8.25575   8.34801
   90   5.26798   5.36098   8.26798   8.36098
   91   5.28230   5.37421   8.28230   8.37421
   92   5.29619   5.38898   8.29619   8.38898
   93   5.30755   5.40063   8.30755   8.40063
   94   5.32013   5.41367   8.32013   8.41367
   95   5.33189   5.42719   8.33189   8.42719
   96   5.34549   5.44219   8.34549   8.44219
   97   5.36198   5.45518   8.36198   8.45518
   98   5.37427   5.46834   8.37427   8.46834
   99   5.38754   5.48190   8.38754   8.48190
  100   5.40079   5.49417   8.40079   8.49417
  101   5.41458   5.50751   8.41458   8.50751
  102   5.42562   5.51690   8.42562   8.51690
  103   5.43797   5.52858   8.43797   8.52858
  104   5.44937   5.54039   8.44937   8.54039
  105   5.45966   5.54983   8.45966   8.54983
  106   5.47140   5.56088   8.47140   8.56088
  107   5.47904   5.57143   8.47904   8.57143
  108   5.49105   5.58410   8.49105   8.58410
  109   5.50357   5.59547   8.50357   8.59547
  110   5.51333   5.60839   8.51333   8.60839
  111   5.52517   5.61971   8.52517   8.61971
  112   5.53647   5.63110   8.53647   8.63110
  113   5.54832   5.64366   8.54832   8.64366
  114   5.55924   5.65405   8.55924   8.65405
  115   5.57217   5.66636   8.57217   8.66636
  116   5.58183   5.67843   8.58183   8.67843
  117   5.59302   5.68983   8.59302   8.68983
  118   5.60513   5.70315   8.60513   8.70315
  119   5.61492   5.71732   8.61492   8.71732
  120   5.62939   5.72876   8.62939   8.72876
  121   5.64375   5.74027   8.64375   8.74027
  122   5.65514   5.75198   8.65514   8.75198
  123   5.66824   5.76227   8.66824   8.76227
  124   5.68084   5.77073   8.68084   8.77073
  125   5.68876   5.77808   8.68876   8.77808
  126   5.69837   5.78549   8.69837   8.78549
  127   5.70760   5.79367   8.70760   8.79367
  128   5.71399   5.79895   8.71399   8.79895
  129   5.72007   5.80510   8.72007   8.80510
  130   5.72571   5.81389   8.72571   8.81389
  131   5.72960   5.81975   8.72960   8.81975
  132   5.73870   5.82820   8.73870   8.82820
  133   5.74566   5.83610   8.74566   8.83610
  134   5.75350   5.84316   8.75350   8.84316
  135   5.76333   5.85102   8.76333   8.85102
  136   5.76849   5.85704   8.76849   8.85704
  137   5.77671   5.86389   8.77671   8.86389
  138   5.78406   5.86925   8.78406   8.86925
  139   5.78894   5.87467   8.78894   8.87467
  140   5.79565   5.88126   8.79565   8.88126
  141   5.80122   5.88544   8.80122   8.88544
  142   5.80583   5.89204   8.80583   8.89204
  143   5.81049   5.89746   8.81049   8.89746
  144   5.81690   5.90424   8.81690   8.90424
  145   5.82344   5.91064   8.82344   8.91064
  146   5.82813   5.91632   8.82813   8.91632
  147   5.83611   5.92477   8.83611   8.92477
  148   5.84078   5.92868   8.84078   8.92868
  149   5.84759   5.93593   8.84759   8.93593
  150   5.85353   5.94232   8.85353   8.94232
  151   5.85878   5.94689   8.85878   8.94689
  152   5.86599   5.95430   8.86599   8.95430
  153   5.86909   5.95916   8.86909   8.95916
  154   5.87628   5.96802   8.87628   8.96802
  155   5.88198   5.97481   8.88198   8.97481
  156   5.88901   5.98318   8.88901   8.98318
  157   5.89980   5.98896   8.89980   8.98896
  158   5.90639   5.99393   8.90639   8.99393
  159   5.91453   5.99920   8.91453   8.99920
  160   5.91958   6.00023   8.91958   9.00023
  161   5.92524   6.00126   8.92524   9.00126
  162   5.92547   5.99937   8.92547   8.99937
  163   5.92812   5.99896   8.92812   8.99896
  164   5.92842   5.99847   8.92842   8.99847
  165   5.92535   5.99520   8.92535   8.99520
  166   5.92334   5.99431   8.92334   8.99431
  167   5.91901   5.99341   8.91901   8.99341
  168   5.91798   5.99420   8.91798   8.99420
  169   5.92067   5.99397   8.92067   8.99397
  170   5.91906   5.99286   8.91906   8.99286
  171   5.91996   5.99381   8.91996   8.99381
  172   5.92052   5.99343   8.92052   8.99343
  173   5.92118   5.99356   8.92118   8.99356
  174   5.91904   5.98997   8.91904   8.98997
  175   5.91896   5.98946   8.91896   8.98946
  176   5.91749   5.98879   8.91749   8.98879
  177   5.91518   5.98658   8.91518   8.98658
  178   5.91434   5.98683   8.91434   8.98683
  179   5.90944   5.98713   8.90944   8.98713
  180   5.91108   5.98786   8.91108   8.98786
  181   5.91278   5.98822   8.91278   8.98822
  182   5.91186   5.98895   8.91186   8.98895
  183   5.91417   5.99046   8.91417   8.99046
  184   5.91593   5.99038   8.91593   8.99038
  185   5.91412   5.98968   8.91412   8.98968
  186   5.91554   5.99078   8.91554   8.99078
  187   5.91684   5.99223   8.91684   8.99223
  188   5.91607   5.99059   8.91607   8.99059
  189   5.91612   5.98931   8.91612   8.98931
  190   5.91651   5.98935   8.91651   8.98935
  191   5.91580   5.98875   8.91580   8.98875
  192   5.91686   5.98802   8.91686   8.98802
  193   5.91440   5.98563   8.91440   8.98563
  194   5.91330   5.98560   8.91330   8.98560
  195   5.91399   5.98594   8.91399   8.98594
  196   5.91305   5.98507   8.91305   8.98507
  197   5.91149   5.98266   8.91149   8.98266
  198   5.91030   5.98108   8.91030   8.98108
  199   5.90944   5.98028   8.90944   8.98028
  200   5.90792   5.97790   8.90792   8.97790
  201   5.90672   5.97447   8.90672   8.97447
  202   5.90349   5.97264   8.90349   8.97264
  203   5.90212   5.96998   8.90212   8.96998
  204   5.90099   5.96800   8.90099   8.96800
  205   5.89779   5.96526   8.89779   8.96526
  206   5.89461   5.96211   8.89461   8.96211
  207   5.89454   5.96077   8.89454   8.96077
  208   5.88952   5.95660   8.88952   8.95660
  209   5.88830   5.95454   8.88830   8.95454
  210   5.88579   5.95073   8.88579   8.95073
  211   5.88131   5.94666   8.88131   8.94666
  212   5.87915   5.94407   8.87915   8.94407
  213   5.87577   5.93899   8.87577   8.93899
  214   5.87184   5.93544   8.87184   8.93544
  215   5.86830   5.93104   8.86830   8.93104
  216   5.86503   5.92734   8.86503   8.92734
  217   5.86109   5.92293   8.86109   8.92293
  218   5.85578   5.91797   8.85578   8.91797
  219   5.85359   5.91574   8.85359   8.91574
  220   5.84787   5.90914   8.84787   8.90914
  221   5.84445   5.90566   8.84445   8.90566
  222   5.83980   5.90131   8.83980   8.90131
  223   5.83461   5.89446   8.83461   8.89446
  224   5.83100   5.88959   8.83100   8.88959
  225   5.82365   5.88288   8.82365   8.88288
  226   5.82047   5.87810   8.82047   8.87810
  227   5.81530   5.87128   8.81530   8.87128
  228   5.80715   5.86451   8.80715   8.86451
  229   5.80372   5.85988   8.80372   8.85988
  230   5.79792   5.85358   8.79792   8.85358
  231   5.79124   5.84712   8.79124   8.84712
  232   5.78592   5.84131   8.78592   8.84131
  233   5.78062   5.83585   8.78062   8.83585
  234   5.77297   5.82732   8.77297   8.82732
  235   5.76759   5.82148   8.76759   8.82148
  236   5.76094   5.81479   8.76094   8.81479
  237   5.75379   5.80668   8.75379   8.80668
  238   5.74811   5.79990   8.74811   8.79990
  239   5.73886   5.79147   8.73886   8.79147
  240   5.73360   5.78638   8.73360   8.78638
  241   5.72714   5.77936   8.72714   8.77936
  242   5.71885   5.77295   8.71885   8.77295
  243   5.71360   5.76750   8.71360   8.76750
  244   5.70735   5.76139   8.70735   8.76139
  245   5.70156   5.75611   8.70156   8.75611
  246   5.69499   5.74931   8.69499   8.74931
  247   5.69013   5.74391   8.69013   8.74391
  248   5.68235   5.73698   8.68235   8.73698
  249   5.67721   5.73128   8.67721   8.73128
  250   5.67235   5.72623   8.67235   8.72623
  251   5.66547   5.72058   8.66547   8.72058
  252   5.66103   5.71558   8.66103   8.71558
  253   5.65563   5.70998   8.65563   8.70998
  254   5.64927   5.70524   8.64927   8.70524
  255   5.64568   5.70147   8.64568   8.70147
  256   5.64099   5.69623   8.64099   8.69623
  257   5.63482   5.69096   8.63482   8.69096
  258   5.63067   5.68700   8.63067   8.68700
  259   5.62685   5.68376   8.62685   8.68376
  260   5.62140   5.67811   8.62140   8.67811
  261   5.61708   5.67322   8.61708   8.67322
  262   5.61324   5.66959   8.61324   8.66959
  263   5.60865   5.66556   8.60865   8.66556
  264   5.60578   5.66178   8.60578   8.66178
  265   5.60005   5.65660   8.60005   8.65660
  266   5.59606   5.65394   8.59606   8.65394
  267   5.59379   5.65189   8.59379   8.65189
  268   5.59014   5.64885   8.59014   8.64885
  269   5.58624   5.64477   8.58624   8.64477
  270   5.58294   5.64168   8.58294   8.64168
  271   5.58014   5.63949   8.58014   8.63949
  272   5.57696   5.63616   8.57696   8.63616
  273   5.57429   5.63255   8.57429   8.63255
  274   5.57012   5.62976   8.57012   8.62976
  275   5.56787   5.62734   8.56787   8.62734
  276   5.56603   5.62535   8.56603   8.62535
  277   5.56259   5.62254   8.56259   8.62254
  278   5.55981   5.62039   8.55981   8.62039
  279   5.55879   5.62003   8.55879   8.62003
  280   5.55531   5.61637   8.55531   8.61637
  281   5.55412   5.61544   8.55412   8.61544
  282   5.55213   5.61411   8.55213   8.61411
  283   5.54985   5.61167   8.54985   8.61167
  284   5.54935   5.61063   8.54935   8.61063
  285   5.54560   5.60710   8.54560   8.60710
  286   5.54543   5.60720   8.54543   8.60720
  287   5.54443   5.60565   8.54443   8.60565
  288   5.54189   5.60501   8.54189   8.60501
  289   5.54161   5.60376   8.54161   8.60376
  290   5.53933   5.60298   8.53933   8.60298
  291   5.53971   5.60408   8.53971   8.60408
  292   5.53848   5.60268   8.53848   8.60268
  293   5.53904   5.60270   8.53904   8.60270
  294   5.53633   5.60151   8.53633   8.60151
  295   5.53716   5.60164   8.53716   8.60164
  296   5.53723   5.60093   8.53723   8.60093
  297   5.53573   5.59714   8.53573   8.59714
  298   5.53647   5.59444   8.53647   8.59444
  299   5.53635   5.59050   8.53635   8.59050
  300   5.53272   5.58656   8.53272   8.58656
  301   5.52931   5.58192   8.52931   8.58192
  302   5.52277   5.57661   8.52277   8.57661
  303   5.51917   5.57391   8.51917   8.57391
  304   5.51552   5.57045   8.51552   8.57045
  305   5.51221   5.56771   8.51221   8.56771
  306   5.50696   5.56228   8.50696   8.56228
  307   5.50400   5.55952   8.50400   8.55952
  308   5.50018   5.55627   8.50018   8.55627
  309   5.49612   5.55167   8.49612   8.55167
  310   5.49373   5.54840   8.49373   8.54840
  311   5.48823   5.54381   8.48823   8.54381
  312   5.48629   5.54209   8.48629   8.54209
  313   5.48341   5.53868   8.48341   8.53868
  314   5.47871   5.53605   8.47871   8.53605
  315   5.47673   5.53391   8.47673   8.53391
  316   5.47391   5.53131   8.47391   8.53131
  317   5.47158   5.52959   8.47158   8.52959
  318   5.46853   5.52638   8.46853   8.52638
  319   5.46717   5.52451   8.46717   8.52451
  320   5.46306   5.52138   8.46306   8.52138
  321   5.46126   5.51942   8.46126   8.51942
  322   5.45987   5.51790   8.45987   8.51790
  323   5.45656   5.51558   8.45656   8.51558
  324   5.45546   5.51434   8.45546   8.51434
  325   5.45358   5.51232   8.45358   8.51232
  326   5.45105   5.51081   8.45105   8.51081
  327   5.45028   5.51030   8.45028   8.51030
  328   5.44874   5.50942   8.44874   8.50942
  329   5.44693   5.50746   8.44693   8.50746
  330   5.44567   5.50645   8.44567   8.50645
  331   5.44490   5.50636   8.44490   8.50636
  332   5.44383   5.50514   8.44383   8.50514
  333   5.44326   5.50323   8.44326   8.50323
  334   5.44119   5.50304   8.44119   8.50304
  335   5.44091   5.50220   8.44091   8.50220
  336   5.44111   5.50228   8.44111   8.50228
  337   5.43978   5.50205   8.43978   8.50205
  338   5.43860   5.50153   8.43860   8.50153
  339   5.44038   5.50279   8.44038   8.50279
  340   5.43816   5.50208   8.43816   8.50208
  341   5.43934   5.50314   8.43934   8.50314
  342   5.43981   5.50307   8.43981   8.50307
  343   5.43876   5.50313   8.43876   8.50313
  344   5.43986   5.50454   8.43986   8.50454
  345   5.44026   5.50395   8.44026   8.50395
  346   5.44037   5.50521   8.44037   8.50521
  347   5.44098   5.50568   8.44098   8.50568
  348   5.44212   5.50714   8.44212   8.50714
  349   5.44299   5.50831   8.44299   8.50831
  350   5.44268   5.50916   8.44268   8.50916
  351   5.44538   5.51264   8.44538   8.51264
  352   5.44533   5.51243   8.44533   8.51243
  353   5.44742   5.51486   8.44742   8.51486
  354   5.44885   5.51705   8.44885   8.51705
  355   5.44995   5.51780   8.44995   8.51780
  356   5.45288   5.51958   8.45288   8.51958
  357   5.45256   5.51863   8.45256   8.51863
  358   5.45560   5.52066   8.45560   8.52066
  359   5.45799   5.52077   8.45799   8.52077
  360   5.45749   5.52138   8.45749   8.52138
  361   5.45842   5.52101   8.45842   8.52101

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